As Filed with the Securities and Exchange Commission on April 27, 2020

REGISTRATION NO. 333-168710
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 19

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 144

DELAWARE LIFE VARIABLE ACCOUNT F
(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Name of Depositor)

1601 Trapelo Road, Suite 30
Waltham, Massachusetts 02451
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel
Delaware Life Insurance Company
1601 Trapelo Road, Suite 30
Waltham, Massachusetts 02451
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on April 29, 2020 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

APRIL 29, 2020

MASTERS CHOICE II PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of fixed and variable investment options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)

Franklin Mutual Shares VIP Fund, Class 4

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Putnam VT Equity Income Fund, Class IB

Rational Trend Aggregation VA Fund

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 4

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

Rational Insider Buying VA Fund

International/Global Equity Funds

First Eagle Overseas Variable Fund

Invesco Oppenheimer V.I. Global Fund, Series II Shares

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Intrinsic Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

PIMCO StocksPLUS® Global Portfolio, Advisor Class

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Franklin Income VIP Fund, Class 4

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class

MFS® Moderate Allocation Portfolio, Service Class

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Advisor Class

PIMCO Global Managed Asset Allocation Portfolio, Advisor Class

Putnam VT Multi-Asset Absolute Return Fund, Class IB

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 4

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Advisor Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated April 29, 2020 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 72 of this Prospectus. You may obtain a copy without charge by writing to us at our Service Address shown below or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Contract or Certificate will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling us at (877) 253-2323.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (877) 253-2323. Your election to receive reports in paper form will apply to all Funds available under your Contract or Certificate.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: DELAWARE LIFE INSURANCE COMPANY, P.O. Box 758581, Topeka, KS 66675-8581.

Overnight Mailing Service Address:	Delaware Life Insurance Company Mail Zone 581 5801 S.W. 6th Avenue Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Masters Choice II Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our dollar-cost averaging program. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit at an additional cost if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the amounts and frequency of Purchase Payments that apply depending upon which optional living benefit you select.

If you select the Income Riser III living benefit, you can only make additional Purchase Payments during your first Account Year. Under Income Riser III, any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you.

If you select the Income Maximizer or Income Maximizer Plus living benefits, you can make additional Purchase Payments at any time. However, after your first Account Anniversary, Purchase Payments cannot exceed $50,000 per Account Year, without our prior approval. We reserve the right not to allow additional Purchase Payments at any time under Income Maximizer or Income Maximizer Plus. We will notify all Contract Owners in writing before we exercise this right.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The DCA Periods

You can allocate your Purchase Payments to one of the Fixed Account options available through our dollar-cost averaging (“DCA”) program: 6-month DCA Period and 12-month DCA Period. Each DCA Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular DCA Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the DCA Period. We reserve the right to stop offering the DCA program. (See “Other Programs.”)

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect an optional living benefit, we will assess a periodic charge at a rate that may differ among the optional living benefits that are available. The annual amount of the charge will not exceed 1.75% for single-life coverage, and 1.95% for joint-life coverage, of the highest Withdrawal Benefit Base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of the following optional living benefits available under your Contract:

•

Income Riser III (“SIR III”) offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

•

Income Maximizer (“SIM”) offers the same guaranteed withdrawal benefit as SIR III, includes a higher bonus than SIR III, and offers a benefit base enhancement equal to 200% of your first-year Purchase Payments.

•

Income Maximizer Plus (“SIM Plus”) offers the same guaranteed withdrawal benefit, bonus, and benefit base enhancement as SIM and offers an additional opportunity to increase the amount of your annual withdrawal over time regardless of market performance.

If you are age 59 or older, each of the living benefits offer lifetime income even if your Account Value declines to zero, provided that you limit the amount you withdraw annually to a specified percentage of your benefit base and you limit your investments to the Designated Funds. (See “Description of Living Benefits” and “Annual Withdrawal Amount.”) The living benefits also allow you to “step-up,” or increase, your guaranteed amount on an annual basis, if eligible. You will pay a fee for the optional living benefit that you select.

These optional living benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Owners and Annuitants must be 21 or older on the Open Date. If you want to participate in an optional living benefit, you must elect it when you purchase your Contract.

Under SIR III, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you.

Under SIM and SIM Plus, you may make additional Purchase Payments at any time. However, after your first Account Anniversary, you may only make Purchase Payments up to $50,000 per Account Year without our prior approval. In addition, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments. We will notify you in writing before we exercise this right.

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.60% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these insurance charges (1.60%) is higher than the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, the optional death benefit. The basic death benefit pays the greater of your Account Value or your total Purchase Payments (adjusted for withdrawals) calculated as of your Death Benefit Date. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals and Withdrawal Charges

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Account Year, this “free withdrawal amount” equals 15% of the amount of all Purchase Payments you have made. For all other Account Years, the “free withdrawal amount” is equal to the greater of: (1) your Contract’s earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or (2) 15% of all Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. For details regarding how to calculate your Contract earnings, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.” All other Purchase Payments withdrawn will be subject to a withdrawal charge. You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request, in Good Order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Delaware Life Insurance Company

P.O. Box 758581

Topeka, KS 66675-8581

Toll Free (877) 253-2323

www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%	[2]

Number of Complete Account Years Since Purchase Payment has been in the Account	0 - 1	1 - 2	2 - 3	3 - 4	4 - 5	5 - 6	6 - 7	7 or more

Withdrawal Charge	8%	8%	7%	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.05%
Administrative Expense Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charge for Optional Death Benefit

Maximum Anniversary Account Value Death Benefit (“MAV”)[6] (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefits Available[7]	Maximum Annual Fee
Income Riser III Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Income Maximizer Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Income Maximizer Plus Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable Withdrawal Benefit Base[8] during the Account Year):	1.95%

Total Variable Account Annual Expenses (1.35%) plus Maximum Charges for the Optional Death Benefit (0.40%) and an Optional Living Benefit (1.95%):	3.70%	[9]

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2019.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	2.26%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2019, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]

The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.60% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

[2]

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[3]

The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The Annual Account Fee is waived if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[5]

All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[6]	The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date.

[7]

The optional living benefits, and the fees for each of them, are described under “OPTIONAL LIVING BENEFITS.” Only one optional living benefit can be in effect under your Contract at any time. The fee for the optional living benefit is assessed and deducted quarterly based upon your Withdrawal Benefit Base on the last day of the Account Quarter. Different fees may apply depending on whether you have elected single-life or joint-life coverage. On the Issue Date, your Withdrawal Benefit Base is equal to your initial Purchase Payment and is, thereafter, subject to certain adjustments. We reserve the right to increase or decrease the percentage rate used to calculate the fee for each living benefit at any time but, in no event, will the rate ever exceed the maximum annual rate of 1.95% for joint-life, or 1.75% for single-life, coverage. The current annual rates and maximum annual rates used to calculate the fee for each optional living benefit are shown in the chart under “Charges for Optional Benefits.”

[8]	The Withdrawal Benefit Base is equal to your initial Purchase Payment, and is, thereafter, subject to certain adjustments. (See “Withdrawal Benefit Base” under “OPTIONAL LIVING BENEFITS.”)

[9]

This amount assumes that MAV (0.40%) was selected and that an optional living benefit with joint-life coverage (1.95%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial Withdrawal Benefit Base is equal to the initial Purchase Payment. If the Withdrawal Benefit Base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and an optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,275	$2,412	$3,511	$6,444

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$604	$1,843	$3,121	$6,444

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$604	$1,843	$3,121	$6,444

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX G - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•

It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our DCA program. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•

It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently you may select from the following investment options:

Large-Cap Equity Funds

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)4

Franklin Mutual Shares VIP Fund, Class 4

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Putnam VT Equity Income Fund, Class IB

Rational Trend Aggregation VA Fund2

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)4

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 4

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

Rational Insider Buying VA Fund2

International/Global Equity Funds

First Eagle Overseas Variable Fund3

Invesco Oppenheimer V.I. Global Fund, Series II Shares8

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Intrinsic Value Portfolio, Service Class7

MFS® Research International Portfolio, Service Class

PIMCO StocksPLUS® Global Portfolio, Advisor Class

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B6

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)4

Franklin Income VIP Fund, Class 4

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class1

MFS® Global Tactical Allocation Portfolio, Service Class6

MFS® Growth Allocation Portfolio, Service Class1

MFS® Moderate Allocation Portfolio, Service Class1

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Advisor Class1

PIMCO Global Managed Asset Allocation Portfolio, Advisor Class1,6,9

Putnam VT Multi-Asset Absolute Return Fund, Class IB

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class5

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 4

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Advisor Class

[1]

This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.

[3]	First Eagle Overseas Variable Fund does not have different share classes.

[4]

In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, and Fidelity® VIP Balanced Portfolio.

[5]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[6]	This Fund employs a managed volatility strategy.

[7]	Formerly known as MFS® International Value Portfolio.

[8]	Formerly known as Oppenheimer Global Fund/VA.

[9]	Formerly known as PIMCO Global Multi-Asset Managed Allocation Portfolio.

AllianceBernstein L.P. advises the AB Variable Products Series Funds, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Columbia Management Investment Advisers, LLC, advises the CTIVPSM - Loomis Sayles Growth Fund (sub-advised by Loomis, Sayles & Company LP). Fidelity Management & Research Company advises the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers), and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., and other investment advisers). First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Global Bond VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Small Cap Value VIP Fund and the Franklin Mutual Shares VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Portfolios. Pacific Investment Management Company LLC advises the PIMCO Portfolios including PIMCO All Asset Portfolio

(sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds (Putnam VT Equity Income Fund is sub-advised by Putnam Investments Limited and Putnam VT Multi-Asset Absolute Return Fund is sub-advised by Putnam Advisory Company and Putnam Investments Limited). Rational Advisors Inc. advises the Rational VA Funds (Rational Trend Aggregation VA Fund sub-advised by Tuttle Tactical Management, LLC).

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge on our website, www.delawarelife.com, or by calling us at (877) 253-2323 or by writing to Delaware Life Insurance Company, P.O. Box 758581 Topeka, KS 66675-8581.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as investment options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts.

Payments We Receive

The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Contracts for providing distribution and shareholder support services to the Funds, ranging up to 0.25% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.

These payments reflect in part expense savings by the Fund Groups for having, in the case of the Contracts, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Contracts. These payments are generally based on a percentage of the daily assets of the Funds under the Contracts and other variable contracts offered by Delaware Life and its affiliated insurers.

In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Contract, its features and the available investment options. Certain Fund Groups may also attend these meetings.

These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Contracts. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Contract.

If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Subaccounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Contract.

THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to the DCA program under either the 6-month DCA Period or the 12-month DCA Period, become part of the Fixed Account. (See “Other Programs.”) These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

Money allocated to a DCA Period earns interest at a Guaranteed Interest Rate. We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends, and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our Service Address. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in Good Order.” An Application is in Good Order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and an optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply your Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the amount and timing of Purchase Payments you can make. (See “OPTIONAL LIVING BENEFITS.”)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and DCA Periods currently available. However, we reserve the right to limit any allocation to a DCA Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or DCA Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to the Fixed Account options available under our DCA program, plus interest credited on those amounts, minus withdrawals, transfers out of DCA Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

We credit interest on amounts allocated to the Fixed Account at the applicable Guaranteed Interest Rate for the duration of the DCA Period you elect. While you are participating in the DCA program, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.

If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or DCA Periods as described more particularly elsewhere in this Prospectus and in Appendix F.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS AND WITHDRAWAL CHARGES.”

If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

•	This credit is considered earnings and, as such, it is factored into the calculation of your free withdrawal amount.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit or the optional death benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below.

We reserve the right to terminate each of these programs. You may also terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected SIR III, your ability to make Purchase Payments into the DCA program will end after your first Account Anniversary. If you have elected SIM or SIM Plus, you can make additional Purchase Payments into the DCA program at any time. However, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments into the DCA program, and any Purchase Payments after the first Account Anniversary may not exceed $50,000 per Account Year without our prior approval.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a 6-month DCA Period or 12-month DCA Period. At regular time intervals, we will automatically transfer a portion of your Fixed Account Value to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to a DCA Period under the program will earn interest at a rate declared by the Company for the DCA Period you elect. Amounts invested in a Sub-Account may not be transferred to a DCA Period. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise. Any allocation of a new Purchase Payment to the DCA program will be treated as commencing a new DCA Period.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal Program

You may select our Systematic Withdrawal Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. For more detail regarding the amount that you may withdraw under your optional living benefit, please see “Annual Withdrawal Amount” and “Lifetime Withdrawal Percentage.”

Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop this program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”)

WITHDRAWALS AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•

first we determine your Account Value based on any Fixed Account Value in the DCA program and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Fixed Account option to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in Good Order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•

when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

•	your Contract earnings (defined below) minus all withdrawals previously taken that were not subject to withdrawal charges, or

•

15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

Your Contract earnings are determined according to the following formula:

(AV - PP) + WD

Where:

	AV	=	Account Value on the business day prior to the day we receive your withdrawal request.

	PP	=	All Purchase Payments.

	WD	=	All withdrawals and withdrawal charges taken.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess will be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account. Each Purchase Payment begins a new 7-year period and moves down the declining withdrawal charge scale as shown below at each Account Anniversary. If a Purchase Payment is withdrawn during the same Account Year as it was made, it will have an 8% withdrawal charge. On your next scheduled Account Anniversary, that Purchase Payment, along with any other Purchase Payments made during that same Account Year, will be considered to be in their second Account Year and will also have an 8% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 7%. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The withdrawal charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 - 5	5%
5 - 6	4%
6 - 7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit;

•	on amounts you transfer among the Sub-Accounts; or

•	on any amounts transferred as part of an optional program.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct an annual Account Fee of $50 from your Account Value to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Fixed Account option, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account Value, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your average daily Variable Account Value.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or the optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these total insurance charges (1.60%) is higher than the level of the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Charges for Optional Benefits

You may only elect one of the optional living benefits. If you elect an optional living benefit, we will deduct a fee from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The fee will be a percentage of the Withdrawal Benefit Base during the Account Year. (The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.) (See “Withdrawal Benefit Base.”) The percentage rates that we use to determine these fees may change over time, but will not exceed the maximum annual rates shown in the following chart. The chart also shows the current annual rates for each optional living benefit. (For more information about this fee, please see “FEES AND EXPENSES.”)

	Single-Life Coverage		Joint-Life Coverage
	Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
Income Riser III	1.10%	1.75%	1.30%	1.95%
Income Maximizer	1.10%	1.75%	1.30%	1.95%
Income Maximizer Plus	1.25%	1.75%	1.45%	1.95%

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFITS

We offer a suite of optional living benefits that help protect your future income against market risk (that is, the risk that your investments may decline in value or underperform your expectations). Each living benefit provides lifetime income even if the Account Value declines to zero, provided that certain requirements are met. Note that, if your Account Value is reduced to zero prior to your Coverage Date (generally the Account Anniversary after you turn 59), then your Contract and your living benefit will end. This means that you could pay for a benefit that you never receive.

You may elect to participate in any one of the following optional living benefits (each, a “Living Benefit”):

•	Income Riser III (“SIR III”)

•	Income Maximizer (“SIM”)

•	Income Maximizer Plus (“SIM Plus”)

You can only elect one Living Benefit and that election must be made no later than the Issue Date. You will pay a fee for the Living Benefit that you elect. You may terminate a Living Benefit at any time. However, once terminated, a Living Benefit cannot be reinstated.

These Living Benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Contract Owners and Annuitants must be 21 or older on the Open Date. Important information about cost, restrictions, and availability of each Living Benefit is described more fully below. You should consult with tax and financial professionals to determine which of the Living Benefits is appropriate for you.

Living Benefits are designed to give you income for the rest of your life, regardless of investment performance. To determine the amount of lifetime income for which you are eligible, we consider two factors: your Withdrawal Benefit Base and your Lifetime Withdrawal Percentage. First, we set your Withdrawal Benefit Base to equal your initial Purchase Payment. We then determine your Lifetime Withdrawal Percentage, based on your age when you start taking withdrawals after your Coverage Date. The amount you can withdraw each Account Year equals your Annual Withdrawal Amount, which is your Lifetime Withdrawal Percentage multiplied by your Withdrawal Benefit Base. A Living Benefit gives you the opportunity, through Bonuses, step-ups, the Plus Factor (SIM Plus only), and the 200% Benefit Enhancement (SIM and SIM Plus only), to increase your Withdrawal Benefit Base and, therefore, your Annual Withdrawal Amount. See “Key Terms” for a better understanding of the Living Benefits before reading about them in more detail later in this Prospectus.

Key Terms

It is important to understand several key terms that are fundamental to the Living Benefits. These key terms are described in greater detail elsewhere in this Prospectus.

Annual Withdrawal Amount: an annual dollar amount calculated as a percentage of the Withdrawal Benefit Base beginning on the Coverage Date.

Bonus: an amount equal to 7% (for SIR III), and 8% (for SIM and SIM Plus only), of the Bonus Base credited to the Withdrawal Benefit Base in Account Years during the Bonus Period when no withdrawals are taken.

Bonus Base: the amount on which bonuses are calculated. The Bonus Base is set equal to your initial Purchase Payment, increased by any subsequent Purchase Payments and any “step-ups” (described below), and reduced proportionately by any Early Withdrawals and any Excess Withdrawals, and the One-Time Access Withdrawal (for SIM and SIM Plus only).

Bonus Period: a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. For SIR III, this Bonus Period will renew at step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal (other than the One-Time Access Withdrawal) is taken.

Coverage Date: your Issue Date if you are at least age 59; otherwise, the first Account Anniversary after you attain age 59. On this date, you will be eligible to begin receiving your Annual Withdrawal Amount, provided your Account Value is greater than zero.

Early Withdrawal: a withdrawal taken before the Coverage Date.

Excess Withdrawal: a withdrawal taken after the Coverage Date which, alone or when combined with any other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount (or, if greater, any required minimum distribution amount as defined under the Internal Revenue Code).

Lifetime Withdrawal Percentage: a percentage of the Withdrawal Benefit Base used to calculate the amount you can withdraw each Account Year. The percentage is determined based on your attained age at the time of your first withdrawal after the Coverage Date, unless the withdrawal is the One-Time Access Withdrawal (for SIM and SIM Plus only). Under each Living Benefit, a different Lifetime Withdrawal Percentage applies to specified age ranges. In all cases, the oldest age range corresponds to the highest percentage.

One-Time Access Withdrawal (for SIM and SIM Plus only): a withdrawal that will reduce your Withdrawal Benefit Base, your Bonus Base, and the amount eligible for the 200% Benefit Enhancement, but will not activate or lock-in your Lifetime Withdrawal Percentage or end your Bonus Period.

Plus Factor (for SIM Plus only): an annual increase of 2.5% to the Withdrawal Benefit Base on each Account Anniversary after the Coverage Date that is initiated if you have taken a withdrawal other than a One-Time Access Withdrawal.

200% Benefit Enhancement (for SIM and SIM Plus only): an amount equal to the sum of 200% of the total Purchase Payments made in the first Account Year and 100% of Purchase Payments made on or after the first Account Anniversary. This sum is reduced proportionately by the One-Time Access Withdrawal, if taken.

Withdrawal Benefit Base: the amount used to calculate (i) your Annual Withdrawal Amount and (ii) the cost of your Living Benefit described below.

When discussing the Living Benefits, the terms “you” and “your” refer to the oldest living Participant under single-life coverage or the younger spouse under joint-life coverage. In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Description of the Living Benefits

Each Living Benefit provides you with (i) a guaranteed lifetime withdrawal benefit and (ii) an opportunity to increase the amount of that benefit each year, if you meet certain requirements. First, you must allocate 100% of your Account Value in designated investment choices that are designed to help manage our risk and to support the guarantees under the Living Benefit. Second, after your Coverage Date, you must limit your total withdrawals in each year that a Living Benefit is in effect to an amount no greater than the Annual Withdrawal Amount. Your Living Benefit is in effect beginning on the Issue Date and ending on the earlier of the Annuity Commencement Date or the termination of the Living Benefit. Of course, you can always withdraw an amount up to your Surrender Value pursuant to your rights under the Contract.

Each of the Living Benefits allows you to defer withdrawals during your early Account Years to increase your benefit in later years. SIM and SIM Plus also offer the ability to increase the Withdrawal Benefit Base (i) by making additional Purchase Payments after your first Account Anniversary and (ii) through the 200% Benefit Enhancement. In addition, SIM Plus offers the Plus Factor that provides an additional means to increase the Withdrawal Benefit Base. SIM and SIM Plus also permit a One-Time Access Withdrawal that can be taken before you begin taking your Annual Withdrawal Amount.

You may elect single-life coverage or, for a higher fee, joint-life coverage. Under the Living Benefits, once you make an election, you cannot switch between joint-life and single-life coverage regardless of any change in life events. Joint-life coverage:

(i)	must be elected on the Issue Date and cannot be added later;

(ii)	is available on an individually-owned Contract only if the spouse is the sole primary beneficiary under the Contract while the Living Benefit is in effect;

(iii)	is available on a co-owned Contract only if the spouses are the only co-owners while the Living Benefit is in effect; and

(iv)	is not available if you are unmarried on the Issue Date.

If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

With joint-life coverage, the age of the person who was the younger spouse on the Issue Date determines when you can begin to receive your Living Benefit. Your Coverage Date will be the Issue Date provided that person is age 59. If that person is younger than age 59, your Coverage Date will be the Account Anniversary after he or she attains (or would have attained) age 59. It does not matter whether the person who was the spouse is still alive or whether you are still married to that person. The Lifetime Withdrawal Percentage is based on the age the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the Coverage Date. The Lifetime Withdrawal Percentage may be reset to a higher percentage in the event of a step-up.

Please note: Whereas withdrawals of the Annual Withdrawal Amount under single-life coverage end when any Participant dies, withdrawals of the Annual Withdrawal Amount under joint-life coverage continue as long as either you or your spouse is alive. To take the Annual Withdrawal Amount after the death of a spouse under joint-life coverage, however, the surviving spouse must first elect to continue the Contract through spousal continuation. (See “Death of Participant - Joint-Life Coverage.”)

The following chart summarizes the important information about the terms and conditions of each Living Benefit that is presented in more detail below and in the related appendices.

Purchase Payments and Maximum Withdrawal Benefit Base

	SIR III	SIM	SIM Plus
Purchase Payments allowed after the first Account Anniversary	Not permitted	If permitted, are limited to $50,000 per Account Year without our approval	Same as SIM

Maximum Withdrawal Benefit Base	$5 million	$10 million	Same as SIM

Lifetime Income

	SIR III		SIM	SIM Plus
	Age	Percentage	Same as SIR III	Age	Percentage
Lifetime Withdrawal Percentage	59 - 64	4%		59 - 64	3%
	65 - 79	5%		65 - 79	4%
	80+	6%		80+	5%

Plus Factor	N/A		N/A	The Withdrawal Benefit Base increases by 2.5% annually after you start taking your Annual Withdrawal Amount

Bonuses and Enhancements

	SIR III		SIM	SIM Plus
Bonus	7% of Bonus Base		8% of Bonus Base	Same as SIM

Bonus Period	• 10 years from Issue or last step-up		• 10 years from Issue Date • Does not renew at step-up • Ends with any withdrawal (other than One-Time Access Withdrawal)	Same as SIM

200% Benefit Enhancement	N/A		Withdrawal Benefit Base increased to 200% of total 1st year Purchase Payments	Same as SIM

Step-Up

	SIR III	SIM	SIM Plus
Annual Step-Up

•   During the Bonus Period, the Withdrawal Benefit Base and Bonus Base will step-up to the Account Value, if the Account Value is greater than Withdrawal Benefit Base, increased by any Bonuses

•   Future Bonuses based on stepped-up Bonus Base

•   After the Bonus Period, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base

•   Step-through to a higher Lifetime Withdrawal Percentage occurs at step-up, if you have attained age for higher tier

Same as SIR III except: • Bonus Period does not renew at step-up

Same as SIM, and also:

•   After the Bonus Period when taking income, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base increased by the Plus Factor

Impact of Withdrawals

	SIR III	SIM	SIM Plus
Annual Withdrawal Amounts	• Reduce Account Value dollar-for-dollar • Do not reduce Withdrawal Benefit Base or Bonus Base	Same as SIR III except: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • Plus Factor added on each Account Anniversary

Early Withdrawals

•   Reduce Account Value dollar-for-dollar

•   Reduce Bonus Base and Withdrawal Benefit Base each in the same proportion as the amount withdrawn reduces the Account Value

•   Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount

•   May be subject to 10% federal tax penalty if taken before age 59 1⁄2

•   Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Early Withdrawal

		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM

	SIR III	SIM	SIM Plus
Excess Withdrawals

•   Reduce Account Value dollar-for-dollar

•   Reduce Bonus Base and Withdrawal Benefit Base in the same proportion as the Account Value is reduced by the amount of the withdrawal that exceeds the Annual Withdrawal Amount

•   Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount

•   Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Excess Withdrawal

		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • No Plus Factor permitted in any year during which an Excess Withdrawal is taken

One-Time Access Withdrawal	N/A

•   Reduce Account Value dollar-for-dollar

•   Reduces Withdrawal Benefit Base, Bonus Base, and the amount eligible for the 200% Benefit Enhancement each in the same proportion as the amount withdrawn reduces the Account Value

Same as SIM, and also: • Does not trigger initiation of Plus Factor

• If 1st withdrawal is an Early Withdrawal, then it will be treated as a One-Time Access Withdrawal

• If 1st withdrawal is taken after the Coverage Date, then you must decide whether to elect to use withdrawal as One-Time Access Withdrawal

• Will not lock in the Lifetime Withdrawal Percentage

• Not available if any systematic withdrawal program has been selected

Investment Options

	SIR III	SIM	SIM Plus
Designated Funds	100% must be allocated among specified Funds; or 100% to asset allocation models	100% must be allocated among specified Funds	Same as SIM

Portfolio Model (Build Your Own Portfolio)

Allocation Ranges:

•   30% - 50% Fixed Income Funds

•   40% - 60% Core Retirement Strategies Funds

•   10% - 30% Asset Allocation Funds

•   0% - 20% Core Equity Funds

•   0% - 20% Growth Equity Funds

•   0% - 10% Specialty Funds

		Allocation Ranges: • 0% - 60% Balanced Funds • 40% - 100% Fixed Income Funds	Same as SIM

Important Considerations

Optional living benefits may not be appropriate for all investors. Before purchasing a Living Benefit, you should carefully consider the following:

1. The frequency and amount of withdrawals you anticipate.

•

You should not purchase a Living Benefit if you plan to take Early or Excess Withdrawals, because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Living Benefit.

•

Because the guaranteed lifetime withdrawal benefit under each Living Benefit is accessed through regular withdrawals that do not exceed the Annual Withdrawal Amount, such an optional living benefit may not be appropriate for you if you do not foresee a need for frequent withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.

•

The timing and amount of your withdrawals may significantly decrease, and even terminate, your benefits under a Living Benefit. For example, if your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value and, thereafter, no Annual Withdrawal Amount will be paid.

•	Early and Excess Withdrawals may decrease the Withdrawal Benefit Base, the Bonus Base, and the 200% Benefit Enhancement by more than the amount withdrawn.

•

You should carefully consider when to begin making withdrawals, because you may not start at the most financially beneficial time for you. For example, by waiting to take withdrawals, you will have a greater opportunity to increase your Annual Withdrawal Amount, but you will have less time to take withdrawals.

•	Withdrawals taken in connection with a Living Benefit also:

•	reduce your Account Value;

•	reduce your death benefit under the Contract, including any optional death benefit;

•	may be subject to withdrawal charges; and

•	may be subject to income taxes and federal tax penalties (e.g., if taken before age 59 1⁄2).

2. Your investment objectives.

•	Your entire Account Value must be allocated to a limited number of specified Funds.

•	Any investment in or transfer to a Fund that is not a Designated Fund, or that falls outside the allocation ranges for the Build Your Own Portfolio model, will terminate your Living Benefit.

You should consult your financial adviser to assist you in determining which investment options may be best suited for your financial needs and risk tolerance.

3. The cost of the Living Benefit.

•	You will begin paying the fee for the Living Benefit as of the Issue Date, even if you do not begin taking withdrawals for many years, or ever.

•	The percentage rate used to calculate the fee may increase or decrease over time, but will not exceed the maximum annual rate shown in the fee table. (See “Costs of Living Benefits.”)

•	We will not refund the fees that you have paid for the Living Benefit.

4. The impact of tax regulations.

•	The tax rules for Qualified Contracts may limit the value of a Living Benefit. You should consult a qualified tax professional before electing a Living Benefit for a Qualified Policy.

•	You may not elect a Living Benefit with an Inherited Non-Qualified or Beneficiary IRA Contract.

•	You may only withdraw your annual required minimum distribution (“RMD”) allowed under the Internal Revenue Code once during any given Account Year.

•	For SIM and SIM Plus, any withdrawals taken (including RMDs) will end the Bonus Period and the 200% Benefit Enhancement unless your withdrawal is your One-Time Access Withdrawal.

5. Whether joint-life coverage or single-life coverage is appropriate for you.

•	With joint-life coverage, all benefits are based on the age of the younger spouse.

•

If your spouse is significantly younger or older than you, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possible long waiting period to begin annual withdrawals and to become eligible for the 200% Benefit Enhancement (for SIM or SIM Plus only), the longer period during which your Account Value could be reduced to zero prior to the Coverage Date, and the higher fee for joint-life coverage.

•	Single-life coverage may not be an appropriate choice on a co-owned Contract because the Living Benefit will end on the death of any Participant.

•	Once you elect joint-life coverage, you or your spouse will always pay the higher joint-life fee.

•

If your spouse (as of the Issue Date) is no longer your spouse or no longer the sole primary beneficiary under the Contract, then coverage will continue until the death of a Participant. If a Participant remarries, the new spouse is not covered under the joint-life feature.

•	If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

6. The amount and frequency of Purchase Payments.

•	After your Issue Date, we may limit the amount and timing of Purchase Payments that you can make.

•	For SIR III you cannot make Purchase Payments after your first Account Anniversary. Consequently, SIR III may not be appropriate if you are actively invested in a contributory plan.

•

For SIM and SIM Plus, you can make additional Purchase Payments at any time. However, any Purchase Payments after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept any additional Purchase Payments under SIM and SIM Plus.

•

For SIM and SIM Plus, under the 200% Benefit Enhancement, any Purchase Payments made after the first Account Anniversary receive a lower benefit than Purchase Payments made during your first Account Year. (See “200% Benefit Enhancement.”)

•

For SIM and SIM Plus, because the Bonus Period ends on your tenth Account Anniversary, any Purchase Payment made after the first Account Anniversary will only be eligible for a Bonus for any years remaining in the Bonus Period.

7. What happens if your Account Value is reduced to zero.

•

If your Account Value is reduced to zero before your Coverage Date, the Account Anniversary following the 59th birthday of the older spouse under single-life coverage (the younger spouse under joint-life coverage), then no Annual Withdrawal Amount will be available, and your Contract, including your Living Benefit, will end. This is true even if no withdrawals had been taken and the Account Value fell to zero as a result of poor investment performance, as well as the deduction of Contract fees and charges.

•

If your Account Value is reduced to zero after your Coverage Date, for any reason other than immediately following an Excess Withdrawal or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount (calculated on the following Account Anniversary), increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life. This is true even if your Account Value falls to zero through any combination of (i) poor investment performance, (ii) the deduction of Contract fees and charges, as well as (iii) taking your Annual Withdrawal Amount.

•

If your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will terminate, and no future Annual Withdrawal Amounts will be available.

See “APPENDIX E - OPTIONAL LIVING BENEFIT EXAMPLES” for examples showing how the features of these Living Benefits work.

Withdrawal Benefit Base

We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount. On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any subsequent Purchase Payments;

•	increased by any applicable Bonuses;

•	increased by any step-ups;

•	increased by the 200% Benefit Enhancement (SIM and SIM Plus only);

•	increased by the Plus Factor (SIM Plus only);

•	decreased by any Early and Excess Withdrawals; and

•	decreased by the One-Time Access Withdrawal (SIM and SIM Plus only).

The maximum Withdrawal Benefit Base permitted upon any step-up is $5 million for SIR III. After including any step-ups, Bonuses, 200% Benefit Enhancement, and the Plus Factor, the maximum Withdrawal Benefit Base permitted is $10 million for SIM and SIM Plus. (For the purposes of determining these maximum limits, we reserve the right, in our sole discretion, to aggregate the benefit bases of all variable annuity contracts with living benefits that you own and that are issued by Delaware Life Insurance Company or its affiliates.)

Please note:

•	We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount as well as the fee for your Living Benefit.

•

Your Withdrawal Benefit Base is not a cash value, a Surrender Value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Sub-Account, and it is not a guarantee of Account Value.

Lifetime Withdrawal Percentage

We use the Lifetime Withdrawal Percentage to calculate the Annual Withdrawal Amount. The Lifetime Withdrawal Percentage is determined based on:

•	your age at the time of the first withdrawal taken after the Coverage Date; or

•	if joint-life coverage is selected, the age of the younger spouse at the time of the first withdrawal taken after the Coverage Date.

Age at time of first withdrawal	Lifetime Withdrawal Percentage - Single-Life and Joint-Life Coverage
	SIR III and SIM	SIM Plus
< 59	0%	0%
59 - 64	4%	3%
65 - 79	5%	4%
80 +	6%	5%

Please note: Once established, the Lifetime Withdrawal Percentage will not increase even though your age increases, except in certain circumstances involving step-ups. (See “Step-Up.”)

Annual Withdrawal Amount

Beginning on the Coverage Date, you can withdraw up to the Annual Withdrawal Amount from your Contract in any Account Year without reducing your Withdrawal Benefit Base. The Annual Withdrawal Amount is determined by multiplying the Withdrawal Benefit Base by the Lifetime Withdrawal Percentage (shown in the chart above), based on your age at the time of first withdrawal (other than the One-Time Access Withdrawal) after the Coverage Date. Your Annual Withdrawal Amount is recalculated on your Account Anniversary based upon the increases or decreases to the Withdrawal Benefit Base that occurred during the previous Account Year.

A Purchase Payment will increase your Withdrawal Benefit Base and your Annual Withdrawal Amount will immediately be recalculated. All other increases to the Withdrawal Benefit Base will occur on your next Account Anniversary and result in a new Annual Withdrawal Amount at that time. If an Excess Withdrawal has been taken, your available Annual Withdrawal Amount will be zero for the remainder of that Account Year. On your next Account Anniversary, a new Annual Withdrawal Amount will be calculated, based on your then current Withdrawal Benefit Base. If your Account Value has been reduced to zero immediately following an Excess Withdrawal, your Contract, including your Living Benefit, will end.

Your Lifetime Withdrawal Percentage will increase if your age at the time of step-up coincides with a higher percentage (shown in the chart above).

For further information regarding the impacts of taking your Annual Withdrawal Amount please see “Tax Issues Under the Living Benefits” and “TAX PROVISIONS.”

Please note:

•	If the Living Benefit is elected before your Coverage Date, then you will still be assessed a fee for the Living Benefit, even though the Annual Withdrawal Amount will be zero until the Coverage Date.

•

Your Annual Withdrawal Amount is not cumulative. This means that if you do not take the entire Annual Withdrawal Amount during an Account Year, then you cannot take more than the Annual Withdrawal Amount in the next Account Year and maintain the Living Benefit’s guarantees.

Bonus and Bonus Base

If you make no withdrawals in an Account Year during the Bonus Period, then, on each Account Anniversary during the Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of the Bonus Base (under SIR III), and 8% of the Bonus Base (under SIM and SIM Plus). The Bonus Period is a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. If you step-up SIR III during the Bonus Period, the Bonus Period is renewed for ten years from the date of the step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal is taken (other than the One-Time Access Withdrawal).

We use the Bonus Base to calculate the Bonus. We set the initial Bonus Base to equal the initial Purchase Payment at issue. The Bonus Base will be increased by any subsequent Purchase Payments and any step-ups. The Bonus Base will be decreased by any Early Withdrawals, Excess Withdrawals, or the One-Time Access Withdrawal.

Please note:

•	Under SIR III:

•	A Bonus will not be applied during your Bonus Period in any Account Year in which you take a withdrawal.

•	Early and Excess Withdrawals will reduce the Bonus Base. (See “Impact of Withdrawals.”)

•	Under SIM and SIM Plus:

•	Any withdrawal (other than the One-Time Access Withdrawal) will end your Bonus Period and eliminate your Bonus Base.

•	A One-Time Access Withdrawal will reduce the Bonus Base. (See “Impact of Withdrawals.”)

200% Benefit Enhancement (SIM and SIM Plus only)

If no withdrawals, other than the One-Time Access Withdrawal, are taken from the Contract, then your Withdrawal Benefit Base will increase to an amount equal to the amount of the 200% Benefit Enhancement on the latest of:

•	the 10th Account Anniversary,

•	the Account Anniversary following your 70th birthday, or

•	the Account Anniversary following the 70th birthday of the younger spouse, if joint-life is elected.

On this date, we will set your Withdrawal Benefit Base to equal the greater of:

•	the current Withdrawal Benefit Base, or

•	the 200% Benefit Enhancement.

The 200% Benefit Enhancement equals the sum of (1), (2), and (3), below:

(1)	200% of the initial Purchase Payment,

(2)	200% of any additional Purchase Payments made before and including the first Account Anniversary, and

(3)	100% of additional Purchase Payments made after the first Account Anniversary.

If the One-Time Access Withdrawal is taken, the amount of the 200% Benefit Enhancement will be reduced in the same proportion as the amount withdrawn reduces the Account Value. The One-Time Access Withdrawal will not eliminate the 200% Benefit Enhancement.

Please note:

•	If any withdrawal, other than the One-Time Access Withdrawal, is taken from the Contract, then you will not be eligible for the 200% Benefit Enhancement or any future Bonuses.

•	This benefit may increase your Withdrawal Benefit Base when investment performance is neutral or negative.

•

If, as a result of positive investment performance, your Withdrawal Benefit Base is greater than your 200% Benefit Enhancement, then you would not need or receive the 200% Benefit Enhancement because your actual performance is greater than the guarantee provided by the 200% Benefit Enhancement.

•

Purchase Payments made after the first Account Anniversary will not provide any additional benefit to the 200% Benefit Enhancement. This is because the additional amount added to the 200% Benefit Enhancement is equal to 100% of Purchase Payments made after the first Account Anniversary. When adding Purchase Payments after the first Account Year, the same increase is made to the Withdrawal Benefit Base and, consequently, the additional Purchase Payment will not provide any greater benefit under the 200% Benefit Enhancement.

•	The maximum Withdrawal Benefit Base permitted for SIM and SIM Plus is $10 million.

•	If you are participating in SIR III, the 200% Benefit Enhancement is not available to you.

Step-Up

The step-up feature available with the Living Benefit gives you an opportunity to grow your Withdrawal Benefit Base.

•	On each Account Anniversary during the Bonus Period and before your Annuity Commencement Date:

•

If your Account Value exceeds your current Withdrawal Benefit Base, adjusted for any applicable Bonus, we will automatically increase your Withdrawal Benefit Base and Bonus Base to an amount equal to your Account Value.

•	If your Account Value is less than your current Withdrawal Benefit Base, adjusted for any applicable Bonus, you will receive the Bonus, instead of a step-up.

•

On each Account Anniversary after the Bonus Period and before your Annuity Commencement Date, if your Account Value exceeds your current Withdrawal Benefit Base, increased by the Plus Factor, if any, we will automatically increase your Withdrawal Benefit Base to an amount equal to your Account Value.

Please note: The Lifetime Withdrawal Percentage will increase if you have crossed into another age tier at the time of the step-up (we refer to this as “step-through”). For example, if you are age 79 (in the 65-79 age tier) when you make your first withdrawal, and you are age 80 at the time of the automatic step-up of your Withdrawal Benefit Base, then your Lifetime Withdrawal Percentage will increase to the level for the 80+ age tier. (See the chart under “Lifetime Withdrawal Percentage.”)

Plus Factor (SIM Plus only)

After the Coverage Date and if you have taken a withdrawal (other than a One-Time Access Withdrawal), the Plus Factor will be initiated. On each Account Anniversary thereafter, we will automatically increase your Withdrawal Benefit Base by 2.5%, unless a step-up would result in a greater Withdrawal Benefit Base.

Please note:

•	A 2.5% Plus Factor increase could prevent a step-up to a higher Lifetime Withdrawal Percentage (referred to as a step-through).

•	If you take an Excess Withdrawal in any Account Year, you will forfeit the Plus Factor for that Account Year.

•

If your Account Value is reduced to zero immediately following an Excess Withdrawal, then no Annual Withdrawal Amount will be available. The Contract, including your Living Benefit and the Plus Factor, will end.

•

If your Account Value is reduced to zero for any reason, other than immediately following an Excess Withdrawal (or One-Time Access Withdrawal), then the Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount, increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life.

•	If you are participating in SIR III or SIM, the Plus Factor is not available to you.

Impact of Withdrawals

Starting on your Coverage Date and continuing to your Annuity Commencement Date, you may take partial withdrawals up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base or Bonus Base. These withdrawals will, however, reduce your Account Value by the amount of the withdrawal (and, consequently, the amount of your death benefit proportionately). In addition, these withdrawals are subject to withdrawal charges to the extent that they exceed the greatest of: (i) the free withdrawal amount permitted under your Contract (see “Free Withdrawal Amount”); (ii) your “yearly RMD amount” (subject to conditions discussed in “Tax Issues Under Living Benefits,”); and (iii) your Annual Withdrawal Amount.

Early Withdrawals

Withdrawals taken before your Coverage Date, referred to as “Early Withdrawals,” will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your New Bonus Base	=	BB x	(	AV - WD	)
AV

Where:

	WBB	=	your Withdrawal Benefit Base immediately before the Early Withdrawal.

	BB	=	your Bonus Base immediately before the Early Withdrawal.

	WD	=	the amount of the Early Withdrawal.

	AV	=	your Account Value immediately before the Early Withdrawal.

Under SIM and SIM Plus, your first withdrawal, if taken before the Coverage Date, will be deemed the One-Time Access Withdrawal. (See “One-Time Access Withdrawal.”) For Early Withdrawals, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the full amount of the withdrawal.

Excess Withdrawals

After the Coverage Date, any partial withdrawal that, when taken alone or in combination with all other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount is referred to as an “Excess Withdrawal.” An

Excess Withdrawal will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Your New Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Where:

	WBB	=	your Withdrawal Benefit Base immediately before the Excess Withdrawal.

	BB	=	your Bonus Base immediately before the Excess Withdrawal.

	WD	=	the amount of the Excess Withdrawal.

	AV	=	your Account Value immediately before the Excess Withdrawal.

	AWA	=	your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

If you take an Excess Withdrawal, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the amount of the withdrawal in excess of the Annual Withdrawal Amount.

One-Time Access Withdrawal (SIM and SIM Plus only)

You may take your first withdrawal as the One-Time Access Withdrawal. Before the Coverage Date, your first withdrawal will automatically be your One-Time Access Withdrawal. After your Coverage Date, when you make your first withdrawal, you have the option of electing to use the One-Time Access Withdrawal.

The One-Time Access Withdrawal differs from other withdrawals in that:

•	It will not end the 200% Benefit Enhancement, but will reduce the eligible amount based on the following formula:

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:

	BE	=	the 200% Benefit Enhancement immediately before the One-Time Access Withdrawal.

	WD	=	the total amount of the One-Time Access Withdrawal.

	AV	=	the Account Value immediately before the One-Time Access Withdrawal.

•	It will reduce the Withdrawal Benefit Base and Bonus Base in the same manner as an Early Withdrawal. (See “Early Withdrawals.”)

•	If taken during the Bonus Period, then it will cause the Bonus for that Account Year to be forfeited, but will not end the Bonus Period.

•	If taken after the Coverage Date, then it will not lock in the Lifetime Withdrawal Percentage used to calculate the Annual Withdrawal Amount or initiate the Plus Factor for SIM Plus.

If you take a withdrawal after the Coverage Date and do not elect to use the One-Time Access Withdrawal then:

•	we will lock in the Lifetime Withdrawal Percentage;

•	you may begin to take your Annual Withdrawal Amount;

•	you will be eligible to receive any applicable Plus Factors under SIM Plus;

•	you will forfeit the One-Time Access Withdrawal benefit;

•	the Bonus Period ends; and

•	you will forfeit the 200% Benefit Enhancement.

If you are participating in SIR III, then the One-Time Access Withdrawal is not available to you.

Please Note: In regard to Early and Excess Withdrawals and the One-Time Access Withdrawal:

•	The above calculations show proportionate reductions. Generally speaking:

•	If your Account Value is greater than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be less than the amount withdrawn.

•	If your Account Value is less than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be more than the amount withdrawn.

•	Subsequent withdrawals taken after the One-Time Access Withdrawal will be treated as described in “Annual Withdrawal Amount,” “Early Withdrawals,” and “Excess Withdrawals.”

•

A withdrawal that does not exceed the Annual Withdrawal Amount may nevertheless affect the Bonus Period and step-ups. If you elect SIM or SIM Plus, then any withdrawal, except the One-Time Access Withdrawal, will result in the forfeiture of the 200% Benefit Enhancement and end the Bonus Period. Under SIM Plus, you will forfeit the Plus Factor for that Account Year if you take an Excess Withdrawal.

•	In addition, these withdrawals are subject to withdrawal charges to the extent they exceed the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your yearly RMD amount for your Contract; and

•	your Annual Withdrawal Amount.

•

Early Withdrawals, Excess Withdrawals, and the One-Time Access Withdrawal could severely reduce, and even terminate, your Living Benefit, and could reduce your Account Value to zero, thereby terminating your Contract without value.

•

In addition to reducing your Living Benefit, any withdrawal taken before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

•

We do not monitor for Excess Withdrawals. Accordingly, if you take regular or scheduled withdrawals, you should carefully monitor your withdrawals to be certain they are not in excess of your Annual Withdrawal Amount.

•

The One-Time Access Withdrawal is only available at the time of your first partial withdrawal request and cannot be used in connection with any systematic withdrawal program available under your Contract.

•

The One-Time Access Withdrawal is not available for a withdrawal made as part of an exchange under Section 1035 of the Internal Revenue Code (“Code”) or as part of a transfer or rollover to an eligible retirement plan offered by another insurance company.

Costs of Living Benefits

If you select a Living Benefit, then we will deduct a fee from your Account Value on the last valuation day of each Account Quarter. The fee is a percentage of your Withdrawal Benefit Base and differs for single-life and joint-life coverage. The percentage rate may increase or decrease over time, but will not exceed the Maximum Annual Rates shown in the table below. If we change the rate, then you may elect to cancel your Living Benefit and no longer pay the fee.

	Single-Life				Joint-Life
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
SIR III	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM Plus	0.3125%	1.25%	0.4375%	1.75%	0.3625%	1.45%	0.4875%	1.95%

Please note: Because the fee for the benefit is a percentage of your Withdrawal Benefit Base:

•

Your total annual fee is the sum of four quarterly fees and could be a much higher percentage of your Account Value than of your Withdrawal Benefit Base. The maximum annual fee is the maximum annual rate multiplied by the highest quarterly Withdrawal Benefit Base during that Account Year.

•	Your fee will increase as your Withdrawal Benefit Base increases (although the rate used to calculate the fee may remain the same).

Cancellation of Living Benefits

Should you decide that the Living Benefit is no longer appropriate for you, you may cancel it at any time.

We will terminate a Living Benefit upon the earliest of the following:

•	receipt, in Good Order, at our Service Address, of your written request to cancel the Living Benefit;

•	change of ownership of a Contract, unless you have received our prior approval to change the ownership;

•	death of a Participant (with single-life coverage);

•	death of a Participant with joint-life coverage, if the spouses on the Issue Date are no longer spouses or no longer sole primary beneficiaries;

•	annuitization;

•	termination/full surrender of the Contract;

•	the Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals, or the One-Time Access Withdrawal (for SIM and SIM Plus only);

•	if the Account Value is reduced to zero prior to the Coverage Date, for any reason;

•	any investment in or transfer to a Fund that is not a Designated Fund; or

•	any investment in or transfer that is outside the allocation ranges for the Build Your Own Portfolio model.

Upon termination, all benefits and fees associated with a Living Benefit will cease. Once terminated, your Living Benefit cannot be reinstated.

Death of Participant - Single-Life Coverage

If you selected single-life coverage, then the Living Benefit ends on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary, he or she may elect to continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse.

Please note:

•	Single-life coverage may be inappropriate on a co-owned Contract because the Living Benefit will end on the death of any Participant.

•

Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” under “DEATH BENEFIT”) or any Living Benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a Living Benefit is appropriate for them. Also, if you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Death of Participant - Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in a Living Benefit, the provisions of the section titled “Death of Participant - Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, then the surviving spouse, as the sole primary beneficiary, can elect to continue the Contract and all currently-held benefits will continue to the surviving spouse. In such case, the Account Value will be equal to the Death Benefit. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Alternatively, the surviving spouse may elect any available option under the death benefit provisions of the Contract. In such case, the Contract, including any applicable Living Benefit, will end.

Annuitization Under the Living Benefits

If your Account Value is greater than zero on your Maximum Annuity Commencement Date, then you must elect to:

•	surrender your Contract and receive your Surrender Value,

•	annuitize your Account Value under one of the then currently available Annuity Options, or

•

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected on the Issue Date and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount increased by the Plus Factor, if applicable. If you make no election, we will default your choice to this option.

If you elect to annuitize prior to your Maximum Annuity Commencement Date, then your Contract and any Living Benefit will end.

Tax Issues Under the Living Benefits

Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of optional living benefits, such as the Living Benefits, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to a Living Benefit after the Contract value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in a Living Benefit, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base. Please note: For SIM and SIM Plus, if you withdraw your yearly RMD amount, that withdrawal will end the Bonus Period and the 200% Benefit Enhancement.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under your Living Benefit, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in a Living Benefit, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the Living Benefit will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your (Qualified) Contract’s first Yearly RMD Amount in the calendar year you attain age 72, rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your (Qualified) Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in a Living Benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIM or SIM Plus, the only Funds, dollar-cost averaging programs, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Model	Funds
Build Your Own Portfolio	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class

Dollar-Cost Averaging Program Options
6-Month DCA Period
12-Month DCA Period

For Contracts participating in SIR III, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AB Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Period	PIMCO All Asset Portfolio, Advisor Class
12-Month DCA Period	PIMCO Global Managed Asset Allocation Portfolio, Advisor Class
Putnam VT Multi-Asset Absolute Return Fund, Class IB

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX F - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income Riser III (“SIR III”), Income Maximizer (“SIM”), or Income Maximizer Plus (“SIM Plus”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a Living Benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any

Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that on SIR III, SIM, and SIM Plus, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your Living Benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix F.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the Living Benefits, however, there are certain limits on the times when you can make additional Purchase Payments. For SIR III, you cannot make Purchase Payments after your first Account Anniversary. For SIM and SIM Plus, you may make additional Purchase Payments at any time. However, Purchase Payments made after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept additional Purchase Payments under SIM and SIM Plus.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options that is available and permissible under Federal Tax Laws). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, subject to conditions imposed by Federal Tax Laws or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary may receive any annuity payments provided under the Annuity Option that is in effect and that is permissible under Federal Tax Laws. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in Good Order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method that is permissible under Federal Tax Laws before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of a payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

The basic death benefit will be the greater of the following amounts:

(1)	your Account Value on the Death Benefit Date; and

(2)	your total Adjusted Purchase Payments. (See “Calculating the Death Benefit.”)

Adjusted Purchase Payments initially equal the initial Purchase Payment.

Each time there is an additional Purchase Payment then:

Your new Adjusted Purchase Payments	=	APP + PP

Where:

	APP	=	Your Adjusted Purchase Payments immediately prior to the additional Purchase Payment.

	PP	=	The amount of the additional Purchase Payment.

Each time there is a withdrawal then:

Your new Adjusted Purchase Payments	=	APP x	(AV - WD)
AV

Where:

	APP	=	Your Adjusted Purchase Payments immediately prior to the withdrawal.

	WD	=	The amount of the withdrawal.

	AV	=	Your Account Value immediately prior to the withdrawal.

When the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•

your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a Living Benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the Living Benefit. If you are participating in a Living Benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may, subject to the requirements under the Federal Tax Laws, elect to annuitize, to defer receipt of the death benefit, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options that is available and permissible under the Federal Tax Laws. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. This election can be made by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity that is permissible under the Federal Tax Laws.

We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Qualified Contracts

If your Contract is a Qualified Contract, the following rules apply to the payment of the death benefit:

The death benefit may be (1) taken as an immediate lump sum, (2) deferred for any period up to December 31st of the tenth year after your death, or (3) taken in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after your death.

If, on the date of your death, the Beneficiary is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, restriction (3) above does not apply and the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy.

If the sole Beneficiary is your surviving spouse, the Beneficiary may also elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under

Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS AND WITHDRAWAL CHARGES.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

•

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence as follows:

If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31.

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period, subject to any conditions imposed by Federal Tax Laws. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

If your Contract is a Qualified Contract, in general, the Beneficiary must take any remaining payments over a period that does not extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take any remaining payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the other designated person are spouses.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B, subject to any conditions imposed by Federal Tax Laws. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

If your Contract is a Qualified Contract, in general, payments cannot extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take monthly payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a Guarantee Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin, unless a change is required under Federal Tax Laws.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.60% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your Living Benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, and the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments, provided that such modification will not exceed the maximum fees as shown in the fee table. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove DCA Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings to the extent the Account Value immediately prior to the withdrawal exceeds the “investment in the contract”. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the Contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following three distribution rules:

(1)	If the Owner dies before the date annuity payouts begin, the entire Annuity Account Value must generally be distributed within five years after the date of death;

(2)

If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death; and

(3)	If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:

The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and

Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss the tax consequences of any contemplated or completed transactions with a qualified tax professional.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Beginning on January 1, 2020, an exception to the 10 percent early withdrawal tax penalty applies to distributions from IRAs and other applicable eligible retirement plans (as defined under Federal Tax Laws) for the birth or adoption of a child. The maximum amount of such distribution for any individual is $5,000. The distribution must be made during the one-year period beginning on the date on which a child of the individual is born or on which the legal adoption by the individual of an eligible adoptee is finalized. In addition, such distributions, if recontributed to the eligible retirement plan will be treated as a rollover and thus not includible in income, subject to certain requirements. You will be required to represent to us in writing that you meet the requirements for this exception.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

The Coronavirus Aid, Relief and Economic Security (“CARES”) Act. The CARES Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Taxation of Qualified Death Benefit Proceeds. Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient.

If the Owner died on or before December 31, 2019, and after RMD distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

If the Owner died on or before December 31, 2019, and before RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with the rules set forth below:

(1)

If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

(2)

If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the individual died or (b) December 31 of the calendar year in which the individual would have attained age 70½;

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner dies after December 31, 2019, regardless of whether RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the tenth anniversary of the Owner’s death unless an election is made to receive distributions in accordance with the following three distribution rules:

(1)

If, on the date of the Owner’s death, the Beneficiary is not more than ten years younger than the Owner or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy;

(2)

If the Beneficiary is the Owner’s child and under the age of majority on the date of the Owner’s death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority; and

(3)

If the sole Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

If the Owner dies on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the Beneficiary must take any remaining payments over a period that does not extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take any remaining payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a Beneficiary who is not the surviving spouse may elect a direct rollover only to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefit and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under the Living Benefits.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We have engaged se2, llc (“se²”), a leading third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by se² include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se² is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against business interruption and/or cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, interruptions of service resulting from natural disasters, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the Funds and the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds will always be able to avoid cyber security risks.

In addition, we are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID- 19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate the Variable Accumulation Unit values, or have other possible negative impacts. There can be no assurance that we, our service providers, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

The COVID-19 pandemic to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health-focused safety measures across the United States and in other countries. Some of these responses may increase the risk to the Company and the Variable Account of cyber security breaches or other forms of business disruption in ways that are currently unpredictable. Although we continually make efforts to identify and reduce our exposure to these risks, there is considerable uncertainty around both the severity and duration of the COVID-19 outbreak and, for that reason, the future financial and other impacts of the pandemic on the Company cannot reasonably be estimated at this time.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2017, 2018 and 2019, $2,815,295, $2,564,246, and $2,226,118, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account options and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2019 are also included in the SAI.

APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US”): Delaware Life Insurance Company.

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DCA PERIOD: The period for which a Guaranteed Interest Rate is credited.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEED INTEREST RATE: The rate of interest we credit on an annual effective basis.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and an optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERVICE ADDRESS: P.O. Box 758581, Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract. The amount equals: (i) your Account Value at the end of the Valuation Period during which we receive your surrender request; minus (ii) any Account Fee applicable for the Account Year in which the surrender is made and minus any applicable withdrawal charge.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Annual Earnings	Cumulative Annual Earnings	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$1,000	$1,000	$6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$5,100	$6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$9,600	$9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$0	0.00%	$0

(a)

The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings, minus all withdrawals previously taken that were not subject to withdrawal charges, and (2) 15% of any Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)

In Account Year 4, the free withdrawal amount is $12,100, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)

In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the Purchase Payment amount subject to withdrawal charge equals $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of four partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

Account Year	Hypothetical Account Value Before Withdrawal	Earnings	Cumulative Earnings	Amount of Withdrawal	Remaining Free Withdrawal Amount After Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Hypothetical Account Value After Withdrawal
1	$41,000	$1,000	$1,000	$0	$6,000	$0	8.00%	$0	$41,000
2	$45,100	$4,100	$5,100	$0	$6,000	$0	8.00%	$0	$45,100
3	$49,600	$4,500	$9,600	$0	$9,600	$0	7.00%	$0	$49,600
(a) 4	$50,100	$500	$10,100	$4,000	$6,100	$0	6.00%	$0	$46,100
(b) 4	$46,900	$800	$10,900	$9,000	$0	$2,100	6.00%	$126	$37,900
(c) 4	$38,500	$600	$11,500	$12,000	$0	$11,400	6.00%	$684	$26,500
(d) 4	$26,900	$400	$11,900	$20,000	$0	$19,600	6.00%	$1,176	$6,900

(a)

In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract’s cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from Purchase Payments.

(c)

Since $10,900 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from Purchase Payments.

(d)

Since $11,500 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from Purchase Payments. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from Purchase Payments and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments made. For all other Account Years, the free withdrawal amount is equal to the greater of:

#1 - Contract earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or

#2 - 15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

For the below example, assume an initial Purchase Payment of $100,000 is made on the Issue Date.

Account Year	Purchase Payments	Hypothetical Account Value before Withdrawal	Contract Earnings (#1 Above)	15% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$100,000	$101,000	$1,000	$15,000	$15,000	$0	$15,000	$101,000
2	$0	$101,000	$1,000	$15,000	$15,000	$0	$15,000	$101,000
3	$0	$109,000	$9,000	$15,000	$15,000	$0	$15,000	$109,000
(a) 4	$0	$117,000	$17,000	$15,000	$17,000	$17,000	$0	$100,000
(b) 4	$40,000	$141,000	$1,000	$4,000	$4,000	$0	$4,000	$141,000
5	$0	$142,000	$2,000	$21,000	$21,000	$0	$21,000	$142,000
6	$0	$135,000	$0	$21,000	$21,000	$0	$21,000	$135,000
7	$0	$140,000	$0	$21,000	$21,000	$0	$21,000	$140,000
(c) 8	$0	$143,000	$3,000	$6,000	$6,000	$0	$6,000	$143,000
(d) 8	$20,000	$165,000	$5,000	$9,000	$9,000	$0	$9,000	$165,000
(e) 8	$0	$159,000	$0	$9,000	$9,000	$9,000	$0	$150,000

(a)

In Account Year 4, a request for the entire free withdrawal amount is made. The Contract earnings of $17,000 are greater than 15% of all Purchase Payments made in the last seven Account Years (15% x $100,000 = $15,000) and as such $17,000 is withdrawn from the Account.

(b)

Later in Account Year 4, an additional Purchase Payment of $40,000 is made and the free withdrawal amount is immediately recalculated. Because 15% of all Purchase Payments made in the last seven Account Years (15% of $140,000) exceeds Contract earnings in Account Year 4 ($1,000), the new free withdrawal amount is $4,000 ([0.15% x $140,000] - $17,000).

(c)

In Account Year 8, the free withdrawal amount is $6,000 which represents 15% of Purchase Payments made in the last seven Account Years. (Purchase Payments made in the last seven Account Years would include the $40,000 in Account Year 4, but would not include the $100,000 initial Purchase Payment because that Payment was made more than seven Account Years ago.) The $6,000 is greater than the Contract earnings of $3,000.

(d)

Later in Account Year 8, an additional Purchase Payment of $20,000 is made and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is $9,000 (0.15 x [$40,000 + $20,000]), which exceeds Contract earnings in Account Year 8 ($5,000).

(e)	Subsequently, in Account Year 8, a withdrawal of $9,000 is taken which reduces the free withdrawal amount to $0.

APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on the cover page of the prospectus.

If you purchased your Contract before October 31, 2011, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Shares1

Small-Cap Equity Fund

Franklin Small Cap Value VIP Fund, Class 2

International/Global Equity Funds

AB International Growth Portfolio, Class B

Columbia Variable Portfolio - Overseas Core Fund, Class 2

Templeton Growth VIP Fund, Class 2

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Asset Allocation Fund

Franklin Income VIP Fund, Class 2

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Intermediate-Term Bond Fund

MFS® Corporate Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

[1]	Formerly known as Oppenheimer Capital Appreciation Fund/VA.

AllianceBernstein L.P. advises the AB International Growth Portfolio. Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios and Threadneedle International Ltd subadvises the Columbia Variable Portfolio-Overseas Core Fund. FMR Co., Inc. advises the Fidelity® Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Income VIP Fund and Franklin Strategic Income VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers LLC advises the Franklin Mutual Shares VIP Fund. Invesco Advisers, Inc. advises the Invesco Oppenheimer V.I. Capital Appreciation Fund. Massachusetts Financial Services Company advises the MFS® Corporate Bond Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

APPENDIX E - OPTIONAL LIVING BENEFIT EXAMPLES

Example: How the Living Benefits work

Assume for the examples below that you are age 63 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate with single-life coverage. (If you selected joint-life coverage, then the numbers shown in the example could be different). Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your Coverage Date is your Issue Date. At any time, you can begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Years 2 and 5.)

A. How SIR III works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$107,000	$100,000	$4,280	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can withdraw up to $6,688 in Account Year 4 without reducing your Withdrawal Benefit Base.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$6,688
5	$118,312	$133,750	$125,000	$6,688	$6,688

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500. Going forward, your new Bonus Base will be $170,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 15th Account Anniversary.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	$170,000	$8,500	$8,500
7	$161,500	$170,000	$170,000	$8,500	$8,500
8	$153,000	$170,000	$170,000	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will increase by $11,900, which is 7% of your Bonus Base ($170,000). Your new Annual Withdrawal Amount will be set equal to $9,095, which is 5% of your new Withdrawal Benefit Base ($181,900), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	$170,000	$8,500	$0
10	$144,500	$181,900	$170,000	$9,095	$9,095
11	$135,405	$181,900	$170,000	$9,095	$9,095
12	$126,310	$181,900	$170,000	$9,095	$9,095
13	$117,215	$181,900	$170,000	$9,095	$9,095
14	$108,120	$181,900	$170,000	$9,095	$9,095
15	$99,025	$181,900	$170,000	$9,095	$9,095

B. How SIM works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period, you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$108,000	$100,000	$4,320	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $6,750 (5% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$6,750	$6,750
5	$118,250	$135,000	N/A	$6,750	$6,750

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$8,500	$8,500
7	$161,500	$170,000	N/A	$8,500	$8,500
8	$153,000	$170,000	N/A	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	N/A	$8,500	$0
10	$144,500	$170,000	N/A	$8,500	$8,500
11	$136,000	$170,000	N/A	$8,500	$8,500
12	$127,500	$170,000	N/A	$8,500	$8,500
13	$119,000	$170,000	N/A	$8,500	$8,500
14	$110,500	$170,000	N/A	$8,500	$8,500
15	$102,000	$170,000	N/A	$8,500	$8,500

C. How SIM Plus works.

Your Annual Withdrawal Amount is set equal to 3% of your Withdrawal Benefit Base, or $3,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring your withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $5,000. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$3,000	$0
2	$100,000	$108,000	$100,000	$3,240	$0
3	$125,000	$125,000	$125,000	$5,000	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 4%. Your Annual Withdrawal Amount will be equal to 4% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $5,400 (4% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. The Withdrawal Benefit Base will increase each year following the initial withdrawal by the 2.5% Plus Factor, as long as no Excess Withdrawals are taken during the Account Year. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$5,400	$5,400
5	$119,600	$138,375	N/A	$5,535	$5,535

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $6,800.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$6,800	$6,800
7	$163,200	$174,250	N/A	$6,970	$6,970
8	$156,230	$178,606	N/A	$7,144	$7,144

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken. However, the Withdrawal Benefit Base will increase by 2.5% as a result of the Plus Factor.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$149,086	$183,071	N/A	$7,323	$0
10	$149,086	$187,648	N/A	$7,506	$7,506
11	$141,580	$192,339	N/A	$7,694	$7,694
12	$133,886	$197,148	N/A	$7,886	$7,886
13	$126,000	$202,077	N/A	$8,083	$8,083
14	$117,917	$207,129	N/A	$8,285	$8,285
15	$109,632	$212,307	N/A	$8,492	$8,492

Example: 200% Benefit Enhancement (SIM & SIM Plus only)

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000 (200% of the initial Purchase Payment). If on January 1, 2020, your current Withdrawal Benefit Base is greater than $200,000 due to a prior step-up, then the 200% Benefit Enhancement would not be applied.

Assume a client, age 55, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2025 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000.

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. A subsequent purchase payment of $50,000 is made on June 1, 2018. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $238,000, the Withdrawal Benefit Base will be increased to $250,000 (200% of the initial Purchase Payment, plus 100% of additional Purchase Payments made after the first Account Anniversary.)

Example: One-Time Access Withdrawal (SIM and SIM Plus only)

You may take the One-Time Access Withdrawal before you begin receiving your Annual Withdrawal Amount. The One-Time Access Withdrawal will not end the 200% Benefit Enhancement or the Bonus Period. However, the One-Time Access Withdrawal will cause the Bonus for that Account Year to be forfeited. As a result of the One-Time Access Withdrawal, your Withdrawal Benefit Base, Bonus Base and your 200% Benefit Enhancement will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:

	BB	=	Your Bonus Base immediately prior to the One-Time Access Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the One-Time Access Withdrawal.

	BE	=	Your 200% Benefit Enhancement immediately prior to the One-Time Access Withdrawal.

	WD	=	The amount of the One-Time Access Withdrawal.

	AV	=	Your Account Value immediately prior to the One-Time Access Withdrawal.

Assume your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each year in which you do not take a withdrawal during the Bonus Period. Assume your Coverage Date will start in your 5th Account Anniversary (the first Account Anniversary after you reach age 59). If you notify us, the first withdrawal you take after the Coverage Date may be considered the One-Time Access Withdrawal.

Assume that because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. We will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you need to take $10,000 and you notify us of your intention to make this withdrawal your One-Time Access Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Withdrawals
1	$100,000	$100,000	$100,000	$0
2	$100,000	$108,000	$100,000	$0
3	$125,000	$125,000	$125,000	$0
4	$125,000	$135,000	$125,000	$0
5	$125,000	$145,000	$125,000	$0
6	$125,000	$155,000	$125,000	$0
7	$125,000	$165,000	$125,000	$10,000

At this point, your Bonus Base, your Withdrawal Benefit Base and your 200% Benefit Enhancement will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000

				$125,000

	=	$115,000

Your new Withdrawal Benefit Base	=	$165,000	x	$125,000 - $10,000

				$125,000

	=	$151,800

Your new 200% Benefit Enhancement	=	$200,000	x	$125,000 - $10,000

				$125,000

	=	$184,000

Example: Early Withdrawals

Any withdrawal (other than the One-Time Access Withdrawal applicable to SIM and SIM Plus) taken before your Coverage Date will be considered an Early Withdrawal. Your Bonus Base (applicable to SIR III only) and Withdrawal Benefit Base will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set to equal your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by a percentage of your Bonus Base each year in which you do not take a withdrawal. Your Coverage Date will be the first Account Anniversary after you attain the age of 59. (Please note that with SIM and SIM Plus, the first Early Withdrawal taken will be considered the One-Time Access Withdrawal. Also note that the Bonus Period will end on SIM and SIM Plus if a second Early Withdrawal is taken.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of the Withdrawal Benefit Base and Bonus Base. We will step up your Withdrawal Benefit Base and Bonus Base to $125,000. Assume that, in your Account Year 3, you withdraw $10,000. Because you are age 53 (and younger than age 59), this is an Early Withdrawal.

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
(SIR III only)				$125,000
	=	115,000

Your new Withdrawal Benefit Base	=	$125,000	x	$125,000 - $10,000
				$125,000
	=	115,000

Your Annual Withdrawal Amount will still be $0 because you have not reached your Coverage Date. For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement.

Example: Excess Withdrawals

If you take an Excess Withdrawal that is not your One-Time Access Withdrawal, (applicable to SIM and SIM Plus only) your Withdrawal Benefit Base and Bonus Base (applicable to SIR III only) will be reduced according to the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Assume that you invested $65,000 and, due to recent positive market performance, your Account Value in Account Year 5 is $100,000. Your Withdrawal Benefit Base and Bonus Base have stepped up to 100,000, your Lifetime Withdrawal Percentage is 5%, and thus your Annual Withdrawal Amount is $5,000. During this Account Year you make two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $96,000 but does not affect your Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $5,000 Annual Withdrawal Amount. After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	$100,000	x	$96,000 - $6,000

				$96,000 - ($5,000 - $4,000)

	=	$94,737

Your new Withdrawal Benefit Base	=	$100,000	x	$96,000 - $6,000

				$96,000 - ($5,000 - $4,000)

	=	$94,737

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be $4,737 (5% of $94,737). For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement.

You should be aware that, if your Account Value minus your Annual Withdrawal Amount is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefit.

Example: Account Value goes to zero before the Coverage Date

Assume for the next two examples (A and B) below that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same.)

Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59 prior to your Issue Date, your Coverage Date is the anniversary following your 59th birthday. You may begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base starting on the Coverage Date.

A. Early Withdrawal causes Account Value to go to zero before the Coverage Date.

Assume that because of the investment performance of the Designated Funds your Account Value remains constant. During Account Year 4 you decide to take an Early Withdrawal equal to the full Account Value.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$100,000	$114,000	$100,000	$0	$0
4	$100,000	$121,000	$100,000	$0	$100,000
5	$0	$0	$0	$0	$0

Since your withdrawal was for the full Account Value, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

B. Poor performance, Contract fees and charges cause Account Value to go to zero before the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$85,000	$107,000	$100,000	$0	$0
3	$65,000	$114,000	$100,000	$0	$0
4	$55,000	$121,000	$100,000	$0	$0
5	$45,000	$128,000	$100,000	$0	$0
6	$35,000	$135,000	$100,000	$0	$0
7	$25,000	$142,000	$100,000	$0	$0
8	$15,000	$149,000	$100,000	$0	$0
9	$8,000	$156,000	$100,000	$0	$0
10	$400	$163,000	$100,000	$0	$0
11	$0	$0	$0	$0	$0

Since your Account Value went to zero before the Coverage Date, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

Examples: Account Value goes to zero after the Coverage Date

Assume for the next two examples (A and B) below that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same.)

A. Excess Withdrawal combined with poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 9 years of the Contract, the investment performance of the Designated Funds is such that the Account Value increases by $1,000 per year. During Account Year 9, you decide to take an Excess Withdrawal for less than the full Account Value. Your Withdrawal Benefit Base and Bonus Base will both reduce proportionately; your Annual Withdrawal Amount will be 5% of the new Withdrawal Benefit Base. Suppose, due to poor investment performance after the Excess Withdrawal, the Account Value goes to zero during Account Year 12. Then your Annual Withdrawal Amount available in Account Year 13 will continue to be paid for the rest of your life.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$101,000	$107,000	$100,000	$5,350	$0
3	$102,000	$114,000	$100,000	$5,700	$0
4	$103,000	$121,000	$100,000	$6,050	$0
5	$104,000	$128,000	$100,000	$6,400	$0
6	$105,000	$135,000	$100,000	$6,750	$0
7	$106,000	$142,000	$100,000	$7,100	$0
8	$107,000	$149,000	$100,000	$7,450	$0
9	$108,000	$156,000	$100,000	$7,800	$50,000
10	$58,000	$90,299	$57,884	$4,515	$4,515
11	$25,000	$90,299	N/A	$4,515	$4,515
12	$5,000	$90,299	N/A	$4,515	$4,515
For Life	$0	$90,299	N/A	$4,515	$4,515

B. Poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$85,000	$107,000	$100,000	$5,350	$0
3	$65,000	$114,000	$100,000	$5,700	$0
4	$55,000	$121,000	$100,000	$6,050	$0
5	$45,000	$128,000	$100,000	$6,400	$0
6	$35,000	$135,000	$100,000	$6,400	$0
7	$25,000	$142,000	$100,000	$7,100	$0
8	$15,000	$149,000	$100,000	$7,450	$0
9	$8,000	$156,000	$100,000	$7,800	$0
10	$400	$163,000	$100,000	$8,150	$0
11	$0	$170,000	N/A	$8,500	$8,500
For Life	$0	$170,000	N/A	$8,500	$8,500

Because your Account Value was reduced to zero during Account Year 11, we will pay the Annual Withdrawal Amount for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

C. Excess Withdrawal causes Account Value to go to zero after the Coverage Date.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$80,000	$107,000	$100,000	$5,350	$0
3	$60,000	$114,000	$100,000	$5,700	$60,000
4	$0	$0	$0	$0	$0

Your Contract and all benefits end because you took an Excess Withdrawal that causes your Account Value to go to zero.

APPENDIX F - BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

For Contracts purchased with Income Maximizer or Income Maximizer Plus, the Funds available in each asset class and the percentage range assigned to each asset class under the Build Your Own Portfolio investment option are as follows:

Balanced Funds

0% to 60%

AB Balanced Wealth Strategy Portfolio

AB Dynamic Asset Allocation Portfolio

BlackRock Global Allocation V.I. Fund

Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)

Invesco V.I. Equity and Income Fund

MFS® Conservative Allocation Portfolio

MFS® Global Tactical Allocation Portfolio

MFS® Moderate Allocation Portfolio

MFS® Total Return Series

PIMCO All Asset Portfolio

PIMCO Global Managed Asset Allocation Portfolio

Putnam VT Multi-Asset Absolute Return Fund

Fixed Income Funds

40% to 100%

JPMorgan Insurance Trust Core Bond Portfolio

MFS® Government Securities Portfolio

MFS® Inflation-Adjusted Bond Portfolio

MFS® Limited Maturity Portfolio

MFS® U.S. Government Money Market Portfolio

MFS® Total Return Bond Series

For Contracts purchased on or after October 31, 2011, with Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Managed Asset Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
MFS® Limited Maturity Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	MFS® International Intrinsic Value Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Inflation- Adjusted Bond Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® Research International Portfolio	MFS® Emerging Markets Equity Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	PIMCO All Asset Portfolio	MFS® Growth Allocation Portfolio	MFS® Core Equity Portfolio	First Eagle Overseas Variable Fund	MFS® High Yield Portfolio
	Putnam VT Multi-Asset Absolute Return Fund	BlackRock Global Allocation V.I. Fund	MFS® Research Series	Invesco Oppenheimer V.I. Global Fund	Lazard Retirement Emerging Markets Equity Portfolio
			Rational Trend Aggregation VA Fund[1]	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)	Templeton Global Bond VIP Fund
			MFS® Mid Cap Value Portfolio	MFS® International Growth Portfolio
			JPMorgan Insurance Trust U.S. Equity Portfolio	MFS® Growth Series
			Putnam VT Equity Income Fund	CTIVPSM - Loomis Sayles Growth Fund
Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to October 31, 2011, with Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Managed Asset Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	MFS® Global Real Estate Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Limited Maturity Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
MFS® Inflation- Adjusted Bond Portfolio	Putnam VT Multi-Asset Absolute Return Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
		MFS® Growth Allocation Portfolio	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund
		BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Invesco Oppenheimer V.I. Global Fund
			JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund
			Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
MFS® International Growth Portfolio
MFS® Growth Series
CTIVPSM - Loomis Sayles Growth Fund
Columbia Variable Portfolio - Large Cap Growth Fund
Rational Insider Buying VA Fund[1]

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

APPENDIX G - CONDENSED FINANCIAL INFORMATION

The following information for Masters Choice II should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The beginning value for each Accumulation Unit is November 4, 2010, which is the date the Sub-Accounts first became available. Calculated unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Dynamic Asset Allocation Portfolio, Class B	01	2019	11.6564	13.2520	1,355,678
	01	2018	12.7534	11.6564	1,622,566
	01	2017	11.3075	12.7534	1,943,419
	01	2016	11.0890	11.3075	2,141,781
	01	2015	11.3888	11.0890	2,270,075
	01	2014	11.0786	11.3888	2,414,996
	01	2013	10.0330	11.0786	2,355,480
	01	2012	9.4171	10.0330	1,828,987
	01	2011	10.0000	9.4171	1,470,741

	02	2019	11.4310	12.9624	0
	02	2018	12.5392	11.4310	0
	02	2017	11.1461	12.5392	0
	02	2016	10.9584	11.1461	0
	02	2015	11.2833	10.9584	0
	02	2014	11.0038	11.2833	0
	02	2013	9.9906	11.0038	0
	02	2012	9.4012	9.9906	0
	02	2011	10.0000	9.4012	0

	03	2019	11.2997	12.7950	291,756
	03	2018	12.4132	11.2997	318,755
	03	2017	11.0501	12.4132	343,213
	03	2016	10.8807	11.0501	395,179
	03	2015	11.2203	10.8807	425,024
	03	2014	10.9591	11.2203	444,940
	03	2013	9.9652	10.9591	486,903
	03	2012	9.3917	9.9652	396,691
	03	2011	10.0000	9.3917	292,023

AB International Growth Portfolio, Class B	01	2019	8.4878	10.6537	22,134
	01	2018	10.4423	8.4878	24,387
	01	2017	7.8616	10.4423	33,389
	01	2016	8.5754	7.8616	36,360
	01	2015	8.8860	8.5754	33,306
	01	2014	9.1369	8.8860	41,605
	01	2013	8.1732	9.1369	39,872
	01	2012	7.1901	8.1732	36,522
	01	2011	8.6813	7.1901	39,716
	01	2010	10.0000	8.6813	3,260

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	8.2574	10.3379	0
	02	2018	10.1852	8.2574	0
	02	2017	7.6877	10.1852	0
	02	2016	8.4070	7.6877	0
	02	2015	8.7336	8.4070	0
	02	2014	9.0031	8.7336	0
	02	2013	8.0739	9.0031	0
	02	2012	7.1209	8.0739	0
	02	2011	8.6196	7.1209	0
	02	2010	10.0000	8.6196	0

	03	2019	8.1234	10.1555	6,099
	03	2018	10.0345	8.1234	6,965
	03	2017	7.5849	10.0345	8,926
	03	2016	8.3073	7.5849	11,453
	03	2015	8.6432	8.3073	10,781
	03	2014	8.9235	8.6432	11,052
	03	2013	8.0148	8.9235	12,460
	03	2012	7.0796	8.0148	13,427
	03	2011	8.5826	7.0796	13,353
	03	2010	10.0000	8.5826	0

AB Small/Mid Cap Value Portfolio, Class B	01	2019	19.0676	22.5546	33,547
	01	2018	22.8197	19.0676	34,955
	01	2017	20.4967	22.8197	44,747
	01	2016	16.6494	20.4967	39,547
	01	2015	17.8962	16.6494	30,075
	01	2014	16.6515	17.8962	41,572
	01	2013	12.2638	16.6515	31,294
	01	2012	10.4942	12.2638	3,401
	01	2011	10.0000	10.4942	973

	02	2019	18.9171	22.0832	0
	02	2018	22.4584	18.9171	0
	02	2017	20.2237	22.4584	0
	02	2016	16.4694	20.2237	0
	02	2015	17.7477	16.4694	0
	02	2014	16.5553	17.7477	0
	02	2013	12.2239	16.5553	0
	02	2012	10.4868	12.2239	0
	02	2011	10.0000	10.4868	0

	03	2019	18.5129	21.8108	4,865
	03	2018	22.2456	18.5129	6,139
	03	2017	20.0614	22.2456	7,799
	03	2016	16.3621	20.0614	7,721
	03	2015	17.6590	16.3621	6,921
	03	2014	16.4977	17.6590	4,475
	03	2013	12.1999	16.4977	5,487
	03	2012	10.4823	12.1999	919
	03	2011	10.0000	10.4823	80

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Balanced Wealth Strategy Portfolio, Class B	01	2019	14.3435	16.7261	274,678
	01	2018	15.5362	14.3435	317,132
	01	2017	13.6200	15.5362	388,841
	01	2016	13.2190	13.6200	448,845
	01	2015	13.2287	13.2190	544,811
	01	2014	12.5197	13.2287	570,651
	01	2013	10.9148	12.5197	555,570
	01	2012	9.7596	10.9148	537,953
	01	2011	10.2047	9.7596	515,186
	01	2010	10.0000	10.2047	35,667

	02	2019	13.9544	16.2306	0
	02	2018	15.1540	13.9544	0
	02	2017	13.3189	15.1540	0
	02	2016	12.9596	13.3189	0
	02	2015	13.0021	12.9596	0
	02	2014	12.3364	13.0021	0
	02	2013	10.7824	12.3364	0
	02	2012	9.6657	10.7824	0
	02	2011	10.1322	9.6657	0
	02	2010	10.0000	10.1322	0

	03	2019	13.7280	15.9443	55,506
	03	2018	14.9298	13.7280	66,052
	03	2017	13.1410	14.9298	80,444
	03	2016	12.8060	13.1410	80,780
	03	2015	12.8676	12.806	94,952
	03	2014	12.2275	12.8676	101,685
	03	2013	10.7035	12.2275	79,489
	03	2012	9.6097	10.7035	75,354
	03	2011	10.0889	9.6097	64,189
	03	2010	10.0000	10.0889	4,378

BlackRock Global Allocation V.I. Fund, Class III	01	2019	15.5828	18.1025	2,733,925
	01	2018	17.0921	15.5828	3,257,990
	01	2017	15.2363	17.0921	3,832,651
	01	2016	14.8786	15.2363	4,280,675
	01	2015	15.2347	14.8786	4,619,599
	01	2014	15.1505	15.2347	4,877,063
	01	2013	13.4228	15.1505	5,145,065
	01	2012	12.3741	13.4228	5,769,861
	01	2011	13.0169	12.3741	5,477,464
	01	2010	10.0000	13.0169	156,617

	02	2019	15.1837	17.5936	317
	02	2018	16.6975	15.1837	0
	02	2017	14.9226	16.6975	126
	02	2016	14.6093	14.9226	261
	02	2015	14.9970	14.6093	6,242
	02	2014	14.9520	14.9970	0
	02	2013	13.2805	14.9520	0
	02	2012	12.2742	13.2805	0
	02	2011	12.9446	12.2742	0
	02	2010	10.0000	12.9446	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	14.9514	17.2994	426,645
	03	2018	16.4659	14.9514	515,577
	03	2017	14.7371	16.4659	620,935
	03	2016	14.4498	14.7371	688,953
	03	2015	14.8558	14.4498	732,233
	03	2014	14.8338	14.8558	824,893
	03	2013	13.1957	14.8338	888,075
	03	2012	12.2146	13.1957	873,338
	03	2011	12.9013	12.2146	811,301
	03	2010	10.0000	12.9013	5,660

CTIVP - Loomis Sayles Growth Fund, Class 2	01	2019	13.1250	17.0185	44,230
	01	2018	13.6677	13.1250	60,295
	01	2017	10.4410	13.6677	76,291
	01	2016	16.0502	10.4410	69,765
	01	2015	15.9699	16.0502	45,615
	01	2014	14.8291	15.9699	47,559
	01	2013	11.1093	14.8291	49,975
	01	2012	10.0631	11.1093	77,047
	01	2011	10.4978	10.0631	73,496
	01	2010	10.0000	10.4978	1,219

	02	2019	13.0355	16.8590	0
	02	2018	13.6096	13.0355	0
	02	2017	10.4232	13.6096	0
	02	2016	15.6946	10.4232	0
	02	2015	15.6558	15.6946	0
	02	2014	14.5744	15.6558	0
	02	2013	10.9461	14.5744	0
	02	2012	9.9406	10.9461	0
	02	2011	10.3963	9.9406	0
	02	2010	10.0000	10.3963	0

	03	2019	12.9843	16.7686	11,383
	03	2018	13.5759	12.9843	16,722
	03	2017	10.4125	13.5759	38,227
	03	2016	15.4846	10.4125	42,946
	03	2015	15.4699	15.4846	30,606
	03	2014	14.4233	15.4699	30,141
	03	2013	10.8492	14.4233	32,001
	03	2012	9.8677	10.8492	21,356
	03	2011	10.3358	9.8677	34,901
	03	2010	10.0000	10.3358	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio - Large Cap Growth Fund, Class 2	01	2019	12.4681	16.6709	19,191
	01	2018	13.1846	12.4681	22,402
	01	2017	10.4539	13.1846	40,966
	01	2016	13.9401	10.4539	23,832
	01	2015	13.9552	13.9401	18,350
	01	2014	12.9993	13.9552	39,428
	01	2013	9.2796	12.9993	37,358
	01	2012	8.4658	9.2796	37,323
	01	2011	9.7642	8.4658	39,076
	01	2010	10.0000	9.7642	1,209

	02	2019	12.3830	16.5147	0
	02	2018	13.1287	12.3830	0
	02	2017	10.4361	13.1287	0
	02	2016	13.6312	10.4361	0
	02	2015	13.6806	13.6312	0
	02	2014	12.7759	13.6806	0
	02	2013	9.1433	12.7759	0
	02	2012	8.3627	9.1433	0
	02	2011	9.6698	8.3627	0
	02	2010	10.0000	9.6698	0

	03	2019	12.3344	16.4261	574
	03	2018	13.0961	12.3344	1,156
	03	2017	10.4254	13.0961	5,674
	03	2016	13.4488	10.4254	1,044
	03	2015	13.5181	13.4488	0
	03	2014	12.6434	13.5181	0
	03	2013	9.0623	12.6434	3,401
	03	2012	8.3013	9.0623	3,401
	03	2011	9.6135	8.3013	3,401
	03	2010	10.0000	9.6135	0

Columbia Variable Portfolio - Overseas Core Fund, Class 2	01	2019	10.0049	12.3524	3,284
	01	2018	12.1922	10.0049	3,437
	01	2017	9.7170	12.1922	4,351
	01	2016	14.0224	9.7170	5,187
	01	2015	14.2188	14.0224	4,465
	01	2014	15.1870	14.2188	4,673
	01	2013	12.7868	15.1870	4,039
	01	2012	11.0208	12.7868	4,427
	01	2011	13.3286	11.0208	6,291
	01	2010	10.0000	13.3286	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	9.9367	12.2366	0
	02	2018	12.1404	9.9367	0
	02	2017	9.7005	12.1404	0
	02	2016	13.6438	9.7005	0
	02	2015	13.8701	13.6438	0
	02	2014	14.8522	13.8701	0
	02	2013	12.5367	14.8522	0
	02	2012	10.8327	12.5367	0
	02	2011	13.1345	10.8327	0
	02	2010	10.0000	13.1345	0

	03	2019	9.8976	12.1710	3,295
	03	2018	12.1103	9.8976	3,346
	03	2017	9.6906	12.1103	3,446
	03	2016	13.4211	9.6906	3,547
	03	2015	13.6645	13.4211	2,723
	03	2014	14.6544	13.6645	2,734
	03	2013	12.3886	14.6544	7,592
	03	2012	10.7212	12.3886	8,331
	03	2011	13.0191	10.7212	8,855
	03	2010	10.0000	13.0191	0

Fidelity VIP Balanced Portfolio, Service Class 2	01	2019	17.1577	21.0086	869,787
	01	2018	18.2016	17.1577	1,007,796
	01	2017	15.8888	18.2016	1,100,775
	01	2016	15.0555	15.8888	1,181,331
	01	2015	15.2067	15.0555	1,212,960
	01	2014	14.0111	15.2067	1,146,120
	01	2013	11.9068	14.0111	979,708
	01	2012	10.5126	11.9068	928,726
	01	2011	11.0801	10.5126	858,798
	01	2010	10.0000	11.0801	4,573

	02	2019	16.6493	20.3337	0
	02	2018	17.7079	16.6493	0
	02	2017	15.4974	17.7079	0
	02	2016	14.7219	15.4974	0
	02	2015	14.9076	14.7219	0
	02	2014	13.7704	14.9076	0
	02	2013	11.7320	13.7704	0
	02	2012	10.3847	11.7320	0
	02	2011	10.9730	10.3847	0
	02	2010	10.0000	10.9730	0

	03	2019	16.3538	19.9440	110,748
	03	2018	17.4189	16.3538	132,745
	03	2017	15.2667	17.4189	136,260
	03	2016	14.5249	15.2667	142,273
	03	2015	14.7305	14.5249	148,142
	03	2014	13.6276	14.7305	152,811
	03	2013	11.6281	13.6276	171,985
	03	2012	10.3085	11.6281	174,262
	03	2011	10.9091	10.3085	95,917
	03	2010	10.0000	10.9091	23

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Fidelity VIP Contrafund Portfolio, Service Class 2	01	2019	18.7120	24.2335	204,051
	01	2018	20.3180	18.7120	277,247
	01	2017	16.9382	20.3180	411,653
	01	2016	15.9380	16.9382	419,468
	01	2015	16.0892	15.9380	461,586
	01	2014	14.6070	16.0892	483,087
	01	2013	11.3070	14.6070	510,608
	01	2012	9.8695	11.3070	546,516
	01	2011	10.2908	9.8695	516,849
	01	2010	10.0000	10.2908	8,771

	02	2019	18.2044	23.5155	266
	02	2018	19.8181	18.2044	0
	02	2017	16.5637	19.8181	107
	02	2016	15.6251	16.5637	221
	02	2015	15.8135	15.6251	4,953
	02	2014	14.3932	15.8135	0
	02	2013	11.1697	14.3932	0
	02	2012	9.7746	11.1697	0
	02	2011	10.2177	9.7746	0
	02	2010	10.0000	10.2177	0

	03	2019	17.9091	23.1007	25,697
	03	2018	19.5249	17.9091	51,122
	03	2017	16.3424	19.5249	70,802
	03	2016	15.4400	16.3424	82,822
	03	2015	15.6499	15.4400	72,366
	03	2014	14.2660	15.6499	69,026
	03	2013	11.0880	14.2660	71,299
	03	2012	9.7179	11.0880	84,600
	03	2011	10.1739	9.7179	75,745
	03	2010	10.0000	10.1739	1,082

Fidelity VIP Freedom 2015 Portfolio, Service Class 2	01	2019	16.3594	19.0399	7,344
	01	2018	17.5087	16.3594	2,231
	01	2017	15.4592	17.5087	4,607
	01	2016	14.8430	15.4592	5,049
	01	2015	15.1227	14.8430	5,219
	01	2014	14.6759	15.1227	5,353
	01	2013	13.0378	14.6759	5,852
	01	2012	11.8112	13.0378	4,953
	01	2011	12.0346	11.8112	5,135
	01	2010	10.0000	12.0346	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	15.8207	18.3656	0
	02	2018	16.9760	15.8207	0
	02	2017	15.0272	16.9760	0
	02	2016	14.4648	15.0272	0
	02	2015	14.7748	14.4648	0
	02	2014	14.3747	14.7748	0
	02	2013	12.8027	14.3747	0
	02	2012	11.6278	12.8027	0
	02	2011	11.8778	11.6278	0
	02	2010	10.0000	11.8778	0

	03	2019	15.5081	17.9768	0
	03	2018	16.6648	15.5081	0
	03	2017	14.7732	16.6648	1,245
	03	2016	14.2421	14.7732	1,422
	03	2015	14.5695	14.2421	1,487
	03	2014	14.1966	14.5695	0
	03	2013	12.6633	14.1966	334
	03	2012	11.5189	12.6633	0
	03	2011	11.7845	11.5189	0
	03	2010	10.0000	11.7845	0

Fidelity VIP Freedom 2020 Portfolio, Service Class 2	01	2019	16.4756	19.4848	22,021
	01	2018	17.7826	16.4756	24,711
	01	2017	15.5038	17.7826	31,593
	01	2016	14.8540	15.5038	32,651
	01	2015	15.1267	14.8540	28,917
	01	2014	14.6600	15.1267	28,759
	01	2013	12.8513	14.6600	23,997
	01	2012	11.5221	12.8513	20,958
	01	2011	11.8263	11.5221	21,717
	01	2010	10.0000	11.8263	0

	02	2019	15.9330	18.7948	0
	02	2018	17.2415	15.9330	0
	02	2017	15.0705	17.2415	0
	02	2016	14.4756	15.0705	0
	02	2015	14.7787	14.4756	0
	02	2014	14.3592	14.7787	0
	02	2013	12.6196	14.3592	0
	02	2012	11.3432	12.6196	0
	02	2011	11.6722	11.3432	0
	02	2010	10.0000	11.6722	0

	03	2019	15.6182	18.3969	99
	03	2018	16.9254	15.6182	104
	03	2017	14.8157	16.9254	208
	03	2016	14.2526	14.8157	215
	03	2015	14.5733	14.2526	112
	03	2014	14.1812	14.5733	113
	03	2013	12.4822	14.1812	450
	03	2012	11.2369	12.4822	128
	03	2011	11.5804	11.2369	133
	03	2010	10.0000	11.5804	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Fidelity VIP Mid Cap Portfolio, Service Class 2	01	2019	18.2120	22.1301	150,528
	01	2018	21.6620	18.2120	182,641
	01	2017	18.2160	21.6620	231,765
	01	2016	16.4982	18.2160	244,688
	01	2015	17.0009	16.4982	274,239
	01	2014	16.2532	17.0009	285,566
	01	2013	12.1260	16.2532	287,083
	01	2012	10.7302	12.1260	333,448
	01	2011	12.2009	10.7302	338,910
	01	2010	10.0000	12.2009	11,717

	02	2019	17.6723	21.4191	0
	02	2018	21.0746	17.6723	0
	02	2017	17.7674	21.0746	0
	02	2016	16.1327	17.7674	0
	02	2015	16.6665	16.1327	0
	02	2014	15.9740	16.6665	0
	02	2013	11.9479	15.9740	0
	02	2012	10.5996	11.9479	0
	02	2011	12.0830	10.5996	0
	02	2010	10.0000	12.0830	0

	03	2019	17.3586	21.0086	16,042
	03	2018	20.7306	17.3586	26,161
	03	2017	17.5029	20.7306	37,969
	03	2016	15.9168	17.5029	40,942
	03	2015	16.4685	15.9168	49,145
	03	2014	15.8084	16.4685	51,321
	03	2013	11.8421	15.8084	59,781
	03	2012	10.5218	11.8421	57,894
	03	2011	12.0126	10.5218	65,863
	03	2010	10.0000	12.0126	0

First Eagle Overseas Variable Fund	01	2019	14.1346	16.3676	733,327
	01	2018	16.0186	14.1346	865,252
	01	2017	14.1713	16.0186	1,063,791
	01	2016	13.6590	14.1713	1,174,702
	01	2015	13.5956	13.6590	1,299,170
	01	2014	13.9527	13.5956	1,427,337
	01	2013	12.4891	13.9527	1,514,891
	01	2012	11.0258	12.4891	1,692,836
	01	2011	11.9271	11.0258	1,703,999
	01	2010	10.0000	11.9271	70,067

	02	2019	13.7158	15.8418	0
	02	2018	15.5842	13.7158	0
	02	2017	13.8222	15.5842	0
	02	2016	13.3564	13.8222	0
	02	2015	13.3282	13.3564	0
	02	2014	13.7130	13.3282	0
	02	2013	12.3057	13.7130	0
	02	2012	10.8916	12.3057	0
	02	2011	11.8119	10.8916	0
	02	2010	10.0000	11.8119	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	13.4734	15.5383	68,008
	03	2018	15.3299	13.4724	99,881
	03	2017	13.6165	15.3299	143,442
	03	2016	13.1777	13.6165	155,453
	03	2015	13.1699	13.1777	152,101
	03	2014	13.5709	13.1699	237,330
	03	2013	12.1968	13.5709	257,611
	03	2012	10.8117	12.1968	283,397
	03	2011	11.7431	10.8117	291,058
	03	2010	10.0000	11.7431	269

Franklin Income VIP Fund, Class 2	01	2019	14.4445	16.5384	152,125
	01	2018	15.3014	14.4445	183,377
	01	2017	14.1418	15.3014	275,793
	01	2016	12.5723	14.1418	284,966
	01	2015	13.7116	12.5723	325,844
	01	2014	13.2860	13.7116	408,596
	01	2013	11.8199	13.2860	366,107
	01	2012	10.6367	11.8199	365,753
	01	2011	10.5309	10.6367	361,960
	01	2010	10.0000	10.5309	19,278

	02	2019	14.0166	16.0072	0
	02	2018	14.8865	14.0166	0
	02	2017	13.7936	14.8865	0
	02	2016	12.2938	13.7936	0
	02	2015	13.4420	12.2938	0
	02	2014	13.0578	13.4420	0
	02	2013	11.6464	13.0578	0
	02	2012	10.5073	11.6464	0
	02	2011	10.4291	10.5073	0
	02	2010	10.0000	10.4291	0

	03	2019	13.7678	15.7005	34,025
	03	2018	14.6435	13.7678	38,760
	03	2017	13.5882	14.6435	55,744
	03	2016	12.1293	13.5882	59,834
	03	2015	13.2823	12.1293	56,582
	03	2014	12.9224	13.2823	54,895
	03	2013	11.5433	12.9224	55,734
	03	2012	10.4303	11.5433	60,583
	03	2011	10.3684	10.4303	57,416
	03	2010	10.0000	10.3684	0

Franklin Income VIP Fund, Class 4	01	2019	13.9607	15.9829	49,458
	01	2018	14.8062	13.9607	68,234
	01	2017	13.6995	14.8062	75,965
	01	2016	12.1956	13.6995	77,634
	01	2015	13.3138	12.1956	97,874
	01	2014	12.9121	13.3138	105,773
	01	2013	11.4961	12.9121	114,236
	01	2012	10.3537	11.4961	76,347
	01	2011	10.0000	10.3537	38,388

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	13.7042	15.6489	0
	02	2018	14.5718	13.7042	0
	02	2017	13.5171	14.5718	0
	02	2016	12.0637	13.5171	0
	02	2015	13.2034	12.0637	0
	02	2014	12.8375	13.2034	0
	02	2013	11.4587	12.8375	0
	02	2012	10.3464	11.4587	0

	03	2019	13.5546	15.4558	5,604
	03	2018	14.4336	13.5546	8,977
	02	2011	10.0000	10.3464	0
	03	2017	13.4085	14.4336	9,073
	03	2016	11.9851	13.4085	9,102
	03	2015	13.1374	11.9851	11,542
	03	2014	12.7929	13.1374	12,402
	03	2013	11.4362	12.7929	12,763
	03	2012	10.3419	11.4362	13,890
	03	2011	10.0000	10.3419	12,067

Franklin Mutual Shares VIP Fund, Class 2	01	2019	23.1939	28.0465	20,412
	01	2018	25.8566	23.1939	28,673
	01	2017	24.1895	25.8566	44,260
	01	2016	21.1278	24.1895	41,976
	01	2015	22.5291	21.1278	48,746
	01	2014	21.3191	22.5291	55,269
	01	2013	16.8490	21.3191	57,916
	01	2012	14.9511	16.8490	49,139
	01	2011	15.3149	14.9511	54,674
	01	2010	10.0000	15.3149	2,447

	02	2019	22.2465	26.8318	0
	02	2018	24.8642	22.2465	0
	02	2017	23.3211	24.8647	0
	02	2016	20.4210	23.3211	0
	02	2015	21.8308	20.4210	0
	02	2014	20.7107	21.8308	0
	02	2013	16.4098	20.7107	0
	02	2012	14.5985	16.4098	0
	02	2011	14.9917	14.5985	0
	02	2010	10.0000	14.9917	0

	03	2019	21.6993	26.1342	12,158
	03	2018	24.2883	21.6993	16,853
	03	2017	22.8138	24.2883	17,267
	03	2016	20.0073	22.8138	17,145
	03	2015	21.4212	20.0073	18,352
	03	2014	20.3532	21.4212	19,993
	03	2013	16.1510	20.3532	20,133
	03	2012	14.3904	16.1510	18,952
	03	2011	14.8005	14.3904	17,870
	03	2010	10.0000	14.8005	537

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Franklin Mutual Shares VIP Fund, Class 4	01	2019	16.2532	19.6320	3,261
	01	2018	18.1374	16.2532	7,683
	01	2017	16.9831	18.1374	8,023
	01	2016	14.8481	16.9831	8,278
	01	2015	15.8522	14.8481	9,305
	01	2014	15.0119	15.8522	9,172
	01	2013	11.8836	15.0119	6,654
	01	2012	10.5493	11.8836	5,123
	01	2011	10.0000	10.5493	5,100

	02	2019	15.9545	19.2217	0
	02	2018	17.8503	15.9545	0
	02	2017	16.7570	17.8503	0
	02	2016	14.6879	16.7570	0
	02	2015	15.7207	14.6879	0
	02	2014	14.9252	15.7207	0
	02	2013	11.8449	14.9252	0
	02	2012	10.5418	11.8449	0
	02	2011	10.0000	10.5418	0

	03	2019	15.7804	18.9846	0
	03	2018	17.6811	15.7804	0
	03	2017	16.6224	17.6811	0
	03	2016	14.5922	16.6224	0
	03	2015	15.6421	14.5922	0
	03	2014	14.8733	15.6421	0
	03	2013	11.8218	14.8733	0
	03	2012	10.5373	11.8218	0
	03	2011	10.0000	10.5373	47

Franklin Small Cap Value VIP Fund, Class 2	01	2019	34.4232	42.9074	24,765
	01	2018	40.0533	34.4232	29,409
	01	2017	36.6906	40.0533	44,061
	01	2016	28.5685	36.6906	42,861
	01	2015	31.2693	28.5685	43,856
	01	2014	31.5173	31.2693	46,797
	01	2013	23.4504	31.5173	43,138
	01	2012	20.0806	23.4504	32,018
	01	2011	21.1501	20.0806	33,778
	01	2010	10.0000	21.1501	601

	02	2019	33.0169	41.0488	0
	02	2018	38.5166	33.0169	0
	02	2017	35.3732	38.5166	0
	02	2016	27.6126	35.3732	0
	02	2015	30.2999	27.6126	0
	02	2014	30.6178	30.2999	0
	02	2013	22.8390	30.6178	0
	02	2012	19.6069	22.8390	0
	02	2011	20.7036	19.6069	0
	02	2010	10.0000	20.7036	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	32.2049	39.9816	3,738
	03	2018	37.6239	32.2049	6,519
	03	2017	34.6038	37.6239	7,990
	03	2016	27.0532	34.6038	8,160
	03	2015	29.7314	27.0532	9,615
	03	2014	30.0893	29.7314	9,446
	03	2013	22.4790	30.0893	9,373
	03	2012	19.3274	22.4790	11,281
	03	2011	20.4396	19.3274	11,762
	03	2010	10.0000	20.4396	0

Franklin Small Cap Value VIP Fund, Class 4	01	2019	18.7476	23.3463	5,224
	01	2018	21.8470	18.7476	7,295
	01	2017	20.0288	21.8470	23,882
	01	2016	15.6030	20.0288	23,842
	01	2015	17.1036	15.6030	25,022
	01	2014	17.2543	17.1026	24,606
	01	2013	12.8488	17.2543	21,571
	01	2012	11.0136	12.8488	22,605
	01	2011	10.0000	11.0136	20,609

	02	2019	18.4031	22.8584	0
	02	2018	21.5011	18.4031	0
	02	2017	19.7621	21.5011	0
	02	2016	15.4344	19.7621	0
	02	2015	16.9607	15.4344	0
	02	2014	17.1546	16.9607	0
	02	2013	12.8070	17.1546	0
	02	2012	11.0058	12.8070	0
	02	2011	10.0000	11.0058	0

	03	2019	18.2023	22.5764	0
	03	2018	21.2974	18.2023	7,123
	03	2017	19.6034	21.2974	7,142
	03	2016	15.3338	19.6034	7,295
	03	2015	16.8760	15.3338	8,820
	03	2014	17.0949	16.8760	9,105
	03	2013	12.7820	17.0949	10,060
	03	2012	11.0011	12.7820	11,620
	03	2011	10.0000	11.0011	11,428

Franklin Strategic Income VIP Fund, Class 2	01	2019	14.2807	15.2232	41,120
	01	2018	14.7925	14.2807	48,171
	01	2017	14.3403	14.7925	81,344
	01	2016	13.4673	14.3403	88,469
	01	2015	14.2011	13.4673	97,711
	01	2014	14.1324	14.2011	128,962
	01	2013	13.8660	14.1324	171,418
	01	2012	12.4669	13.8660	179,812
	01	2011	12.3199	12.4669	179,084
	01	2010	10.0000	12.3199	2,961

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	13.8577	14.7343	0
	02	2018	14.3915	13.8577	0
	02	2017	13.9872	14.3915	0
	02	2016	13.1691	13.9872	0
	02	2015	13.9218	13.1691	0
	02	2014	13.8897	13.9218	0
	02	2013	13.6625	13.8897	0
	02	2012	12.3153	13.6625	0
	02	2011	12.2009	12.3153	0
	02	2010	10.0000	12.2009	0

	03	2019	13.6117	14.4519	3,756
	03	2018	14.1566	13.6117	3,615
	03	2017	13.7790	14.1566	3,955
	03	2016	12.9929	13.7790	3,933
	03	2015	13.7565	12.9929	4,126
	03	2014	13.7457	13.7565	4,106
	03	2013	13.5416	13.7457	3,212
	03	2012	12.2250	13.5416	8,290
	03	2011	12.1299	12.2250	3,500
	03	2010	10.0000	12.1299	0

Franklin Strategic Income VIP Fund, Class 4	01	2019	11.4511	12.1933	8,150
	01	2018	11.8738	11.4511	14,591
	01	2017	11.5214	11.8738	15,303
	01	2016	10.8276	11.5214	20,623
	01	2015	11.4302	10.8276	21,389
	01	2014	11.3871	11.4302	17,861
	01	2013	11.1886	11.3871	18,024
	01	2012	10.0673	11.1886	20,689
	01	2011	10.0000	10.0673	8,625

	02	2019	11.2407	11.9385	0
	02	2018	11.6858	11.2407	0
	02	2017	11.3680	11.6858	0
	02	2016	10.7106	11.3680	0
	02	2015	11.3354	10.7106	0
	02	2014	11.3213	11.3354	0
	02	2013	11.1522	11.3213	0
	02	2012	10.0601	11.1522	0
	02	2011	10.0000	10.0601	0

	03	2019	11.1180	11.7912	104
	03	2018	11.5750	11.1180	98
	03	2017	11.2767	11.5750	100
	03	2016	10.6408	11.2767	97
	03	2015	11.2787	10.6408	100
	03	2014	11.2819	11.2787	101
	03	2013	11.1304	11.2819	98
	03	2012	10.0558	11.1304	97
	03	2011	10.0000	10.0558	17

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Rational Trend Aggregation VA Fund	01	2019	13.6922	14.4934	10,308
	01	2018	14.5448	13.6922	12,387
	01	2017	14.9810	14.5448	19,740
	01	2016	14.1967	14.9810	19,140
	01	2015	14.8447	14.1967	20,703
	01	2014	13.6600	14.8447	22,714
	01	2013	11.5426	13.6600	35,463
	01	2012	10.4977	11.5426	36,096
	01	2011	9.9383	10.4977	37,616
	01	2010	10.0000	9.9383	3,219

	02	2019	13.3129	14.0557	0
	02	2018	14.1786	13.3129	0
	02	2017	14.6412	14.1786	0
	02	2016	13.9099	14.6412	0
	02	2015	14.5817	13.9099	0
	02	2014	13.4521	14.5817	0
	02	2013	11.3958	13.4521	0
	02	2012	10.3907	11.3958	0
	02	2011	9.8618	10.3907	0
	02	2010	10.0000	9.8618	0

	03	2019	13.0923	13.8029	2
	03	2018	13.9639	13.0923	355
	03	2017	14.4405	13.9639	359
	03	2016	13.7401	14.4405	464
	03	2015	14.4258	13.7401	500
	03	2014	13.3285	14.4258	502
	03	2013	11.3084	13.3285	2,728
	03	2012	10.3268	11.3084	3,080
	03	2011	9.8161	10.3268	3,589
	03	2010	10.0000	9.8161	0

Rational Insider Buying VA Fund	01	2019	15.7616	19.2814	10,378
	01	2018	17.2141	15.7616	13,393
	01	2017	14.8475	17.2141	18,564
	01	2016	13.5587	14.8475	21,124
	01	2015	14.8053	13.5587	23,430
	01	2014	15.3242	14.8053	24,567
	01	2013	11.7752	15.3242	28,670
	01	2012	9.7345	11.7752	34,931
	01	2011	9.9582	9.7345	41,571
	01	2010	10.0000	9.9582	447

	02	2019	15.3250	18.6992	0
	02	2018	16.7807	15.3250	0
	02	2017	14.5107	16.7807	0
	02	2016	13.2848	14.5107	0
	02	2015	14.5431	13.2848	0
	02	2014	15.0911	14.5431	0
	02	2013	11.6254	15.0911	0
	02	2012	9.6353	11.6254	0
	02	2011	9.8816	9.6353	0
	02	2010	10.0000	9.8816	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	15.0710	18.3628	303
	03	2018	16.5266	15.0710	794
	03	2017	14.3118	16.5266	840
	03	2016	13.1227	14.3118	1,060
	03	2015	14.3876	13.1227	1,158
	03	2014	14.9525	14.3876	1,125
	03	2013	11.5363	14.9525	2,954
	03	2012	9.5760	11.5363	3,830
	03	2011	9.8358	9.5760	5,010
	03	2010	10.0000	9.8358	0

Invesco V.I. Equity and Income Fund, Series II	01	2019	16.8837	19.9892	931,171
	01	2018	18.9599	16.8837	1,127,751
	01	2017	17.3480	18.9599	1,334,138
	01	2016	15.3136	17.3480	1,261,457
	01	2015	15.9351	15.3136	1,499,951
	01	2014	14.8511	15.9351	1,512,342
	01	2013	12.0545	14.8511	1,332,077
	01	2012	10.8733	12.0545	950,223
	01	2011	11.1670	10.8733	902,759
	01	2010	10.0000	11.1670	12,116

	02	2019	16.4257	19.3971	0
	02	2018	18.4934	16.4257	0
	02	2017	16.9645	18.4934	0
	02	2016	15.0130	16.9645	0
	02	2015	15.6620	15.0130	0
	02	2014	14.6337	15.6620	0
	02	2013	11.9082	14.6337	0
	02	2012	10.7688	11.9082	0
	02	2011	11.0876	10.7688	0
	02	2010	10.0000	11.0876	0

	03	2019	16.1592	19.0549	153,919
	03	2018	18.2197	16.1592	182,574
	03	2017	16.7378	18.2197	195,609
	03	2016	14.8351	16.7378	190,958
	03	2015	15.5000	14.8351	203,586
	03	2014	14.5045	15.5000	186,479
	03	2013	11.8210	14.5045	206,519
	03	2012	10.7063	11.8210	171,148
	03	2011	11.0401	10.7063	154,461
	03	2010	10.0000	11.0401	4,446

Invesco V.I. American Value Fund, Series II	01	2019	16.8049	20.6752	31,931
	01	2018	19.5512	16.8049	40,874
	01	2017	18.0681	19.5512	63,295
	01	2016	15.8962	18.0681	79,798
	01	2015	17.7776	15.8962	81,945
	01	2014	16.4608	17.7776	80,644
	01	2013	12.4585	16.4608	77,843
	01	2012	10.7878	12.4585	54,522
	01	2011	10.8455	10.7878	54,800
	01	2010	10.0000	10.8455	1,589

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	16.3489	20.0626	0
	02	2018	19.0700	16.3489	0
	02	2017	17.6685	19.0700	0
	02	2016	15.5842	17.6685	0
	02	2015	17.4729	15.5842	0
	02	2014	16.2197	17.4729	0
	02	2013	12.3072	16.2197	0
	02	2012	10.6840	12.3072	0
	02	2011	10.7684	10.6840	0
	02	2010	10.0000	10.7684	0

	03	2019	16.0836	19.7086	1,044
	03	2018	18.7878	16.0836	9,562
	03	2017	17.4325	18.7878	15,527
	03	2016	15.3995	17.4325	16,064
	03	2015	17.2922	15.3995	16,308
	03	2014	16.0765	17.2922	15,529
	03	2013	12.2171	16.0765	12,765
	03	2012	10.6221	12.2171	12,696
	03	2011	10.7223	10.6221	12,231
	03	2010	10.0000	10.7223	0

Invesco V.I. Comstock Fund, Series II	01	2019	15.8403	19.5245	34,556
	01	2018	18.3239	15.8403	42,107
	01	2017	15.7970	18.3239	85,980
	01	2016	13.6880	15.7970	89,274
	01	2015	14.7916	13.6880	103,593
	01	2014	13.7433	14.7916	99,644
	01	2013	10.2698	13.7433	93,592
	01	2012	8.7543	10.2698	94,997
	01	2011	9.0650	8.7543	81,645
	01	2010	10.0000	9.0650	1,643

	02	2019	15.3709	18.8972	0

	02	2018	17.8269	15.3709	0
	02	2017	15.4079	17.8269	0
	02	2016	13.3847	15.4079	0
	02	2015	14.5006	13.3847	0
	02	2014	13.5072	14.5006	0
	02	2013	10.1190	13.5072	0
	02	2012	8.6478	10.1190	0
	02	2011	8.9774	8.6478	0
	02	2010	10.0000	8.9774	0

	03	2019	15.0980	18.5350	1,063
	03	2018	17.5353	15.0980	9,170
	03	2017	15.1784	17.5358	20,556
	03	2016	13.2055	15.1784	21,331
	03	2015	14.3283	13.2055	25,176
	03	2014	13.3671	14.3283	19,547
	03	2013	10.0293	13.3671	19,088
	03	2012	8.5843	10.0293	13,479
	03	2011	8.9251	8.5843	18,579
	03	2010	10.0000	8.9251	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Invesco V.I. International Growth Fund, Series II	01	2019	15.8403	16.2221	5,194
	01	2018	15.3295	15.8403	41,107
	01	2017	12.6609	15.3295	6,307
	01	2016	12.9242	12.6609	7,047
	01	2015	13.4530	12.9242	8,974
	01	2014	13.6248	13.4530	6,192
	01	2013	11.6337	13.6248	3,789
	01	2012	10.2327	11.6337	746
	01	2011	10.0000	10.2327	767

	02	2019	15.3709	15.8830	0
	02	2018	15.0868	15.3709	0
	02	2017	12.4923	15.0868	0
	02	2016	12.7845	12.4923	0
	02	2015	13.3413	12.7845	0
	02	2014	13.5461	13.3413	0
	02	2013	11.5959	13.5461	0
	02	2012	10.2255	11.5959	0
	02	2011	10.0000	10.2255	0

	03	2019	15.0980	15.6871	1,438
	03	2018	14.9438	15.0980	9,170
	03	2017	12.3920	14.9438	1,483
	03	2016	12.7012	12.3920	1,634
	03	2015	13.2747	12.7012	1,575
	03	2014	13.4990	13.2747	2,259
	03	2013	11.5732	13.4990	1,566
	03	2012	10.2211	11.5732	0
	03	2011	10.0000	10.2211	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2	01	2019	10.4377	11.1072	637,626
	01	2018	10.6050	10.4377	637,452
	01	2017	10.4057	10.6050	751,129
	01	2016	10.3579	10.4057	750,167
	01	2015	10.4097	10.3579	563,834
	01	2014	10.0773	10.4097	485,129
	01	2013	10.3961	10.0773	490,434
	01	2012	10.0308	10.3961	171,523
	01	2011	10.0000	10.0308	37,226

	02	2019	10.2459	10.8751	0
	02	2018	10.4370	10.2459	0
	02	2017	10.2671	10.4370	0
	02	2016	10.2460	10.2671	0
	02	2015	10.3233	10.2460	0
	02	2014	10.0191	10.3233	0
	02	2013	10.3623	10.0191	0
	02	2012	10.0236	10.3623	0
	02	2011	10.0000	10.0236	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	10.1341	10.7409	49,798
	03	2018	10.3381	10.1341	50,749
	03	2017	10.1846	10.3381	50,978
	03	2016	10.1792	10.1846	59,285
	03	2015	10.2717	10.1792	56,877
	03	2014	9.9842	10.2717	71,987
	03	2013	10.3420	9.9842	22,860
	03	2012	10.0194	10.3420	17,240
	03	2011	10.0000	10.0194	9,191

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	01	2019	21.6403	28.0611	5,061
	01	2018	23.4426	21.6403	14,067
	01	2017	19.4698	23.4426	23,830
	01	2016	17.8294	19.4698	16,850
	01	2015	17.9675	17.8294	16,419
	01	2014	16.0317	17.9675	10,563
	01	2013	11.9582	16.0317	907
	01	2012	10.3366	11.9582	1,431
	01	2011	10.0000	10.3366	491

	02	2019	21.2427	27.4748	0
	02	2018	23.0715	21.2427	0
	02	2017	19.2105	23.0715	0
	02	2016	17.6367	19.2105	0
	02	2015	17.8185	17.6367	0
	02	2014	15.9391	17.8185	0
	02	2013	11.9193	15.9391	0
	02	2012	10.3292	11.9193	0
	02	2011	10.0000	10.3292	0

	03	2019	21.0109	27.1358	895
	03	2018	22.8529	21.0109	1,043
	03	2017	19.0563	22.8529	1,168
	03	2016	17.5218	19.0563	6,245
	03	2015	17.7294	17.5218	6,573
	03	2014	15.8837	17.7294	5,235
	03	2013	11.8960	15.8837	0
	03	2012	10.3248	11.8960	0
	03	2011	10.0000	10.3248	0

Lazard Retirement Emerging Markets Equity Portfolio, Service Class	01	2019	9.5082	11.0819	189,968
	01	2018	11.8349	9.5082	224,676
	01	2017	9.3846	11.8349	250,136
	01	2016	7.8764	9.3846	289,126
	01	2015	9.9872	7.8764	352,714
	01	2014	10.6162	9.9872	311,665
	01	2013	10.8970	10.6162	305,461
	01	2012	9.0510	10.8970	295,477
	01	2011	11.1886	9.0510	287,674
	01	2010	10.0000	11.1886	14,919

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2019	9.2502	10.7535	0
	02	2018	11.5436	9.2502	0
	02	2017	9.1771	11.5436	0
	02	2016	7.7217	9.1771	0
	02	2015	9.8160	7.7217	0
	02	2014	10.4607	9.8160	0
	02	2013	10.7647	10.4607	0
	02	2012	8.9639	10.7647	0
	02	2011	11.1091	8.9639	0
	02	2010	10.0000	11.1091	0

	03	2019	9.1000	10.5637	33,363
	03	2018	11.3728	9.1000	67,946
	03	2017	9.0544	11.3728	73,908
	03	2016	7.6301	9.0544	86,745
	03	2015	9.7144	7.6301	101,860
	03	2014	10.3683	9.7144	90,205
	03	2013	10.6859	10.3683	97,486
	03	2012	8.9120	10.6859	89,971
	03	2011	11.0616	8.9120	92,407
	03	2010	10.0000	11.0616	0

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	01	2019	24.3611	29.2038	40,726
	01	2018	26.8886	24.3611	46,623
	01	2017	24.2103	26.8886	58,424
	01	2016	21.2032	24.2103	56,581
	01	2015	22.2599	21.2032	67,012
	01	2014	21.0605	22.2599	70,920
	01	2013	15.7254	21.0605	77,612
	01	2012	14.4163	15.7254	71,805
	01	2011	15.3001	14.4163	70,279
	01	2010	10.0000	15.3001	1,225

	02	2019	23.4456	28.0342	0
	02	2018	25.9452	23.4456	0
	02	2017	23.4206	25.9452	0
	02	2016	20.5637	23.4206	0
	02	2015	21.6434	20.5637	0
	02	2014	20.5293	21.6434	0
	02	2013	15.3677	20.5293	0
	02	2012	14.1243	15.3677	0
	02	2011	15.0282	14.1243	0
	02	2010	10.0000	15.0282	0

	03	2019	22.9160	27.3614	14,150
	03	2018	25.3959	22.9160	26,239
	03	2017	22.9582	25.3959	30,290
	03	2016	20.1885	22.9582	31,196
	03	2015	21.2810	20.1885	34,439
	03	2014	20.2163	21.2810	34,193
	03	2013	15.1565	20.2163	31,509
	03	2012	13.9515	15.1565	37,988
	03	2011	14.8670	13.9515	37,763
	03	2010	10.0000	14.8670	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	01	2019	25.9578	34.9213	20,996
	01	2018	27.0971	25.9578	23,312
	01	2017	22.3464	27.0971	25,499
	01	2016	22.3763	22.3464	27,161
	01	2015	22.0812	22.3763	29,289
	01	2014	21.1026	22.0812	27,834
	01	2013	15.6052	21.1026	30,170
	01	2012	13.8647	15.6052	28,785
	01	2011	15.6239	13.8647	28,640
	01	2010	10.0000	15.6239	806

	02	2019	24.9823	33.5227	0
	02	2018	26.1463	24.9823	0
	02	2017	21.6175	26.1463	0
	02	2016	21.7014	21.6175	0
	02	2015	21.4696	21.7014	0
	02	2014	20.5703	21.4696	0
	02	2013	15.2501	20.5703	0
	02	2012	13.5838	15.2501	0
	02	2011	15.3463	13.5838	0
	02	2010	10.0000	15.3463	0

	03	2019	24.4179	32.7181	2,419
	03	2018	25.5927	24.4179	3,405
	03	2017	21.1906	25.5927	5,302
	03	2016	21.3053	21.1906	5,695
	03	2015	21.1100	21.3053	6,692
	03	2014	20.2566	21.1100	6,025
	03	2013	15.0405	20.2566	7,168
	03	2012	13.4176	15.0405	11,893
	03	2011	15.1817	13.4176	11,434
	03	2010	10.0000	15.1817	2,241

MFS Corporate Bond Portfolio, Service Class	01	2019	18.3586	20.7300	345,095
	01	2018	19.2476	18.3586	410,959
	01	2017	18.3862	19.2476	556,389
	01	2016	17.5855	18.3862	509,395
	01	2015	17.9305	17.5855	498,251
	01	2014	17.2130	17.9305	535,447
	01	2013	17.5379	17.2130	532,397
	01	2012	16.0169	17.5379	455,946
	01	2011	15.2726	16.0169	435,017
	01	2010	10.0000	15.2726	14,003

	02	2019	17.6087	19.8322	0
	02	2018	18.5093	17.6087	0
	02	2017	17.7261	18.5093	0
	02	2016	16.9973	17.7261	0
	02	2015	17.3748	16.9973	0
	02	2014	16.7219	17.3748	0
	02	2013	17.0807	16.7219	0
	02	2012	15.6392	17.0807	0
	02	2011	14.9503	15.6392	0
	02	2010	10.0000	14.9503	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	17.1757	19.3167	44,388
	03	2018	18.0803	17.1757	46,873
	03	2017	17.3406	18.0803	59,102
	03	2016	16.6530	17.3406	63,773
	03	2015	17.0488	16.6530	63,796
	03	2014	16.4332	17.0488	76,861
	03	2013	16.8115	16.4332	72,913
	03	2012	15.4164	16.8115	68,266
	03	2011	14.7597	15.4164	64,012
	03	2010	10.0000	14.7597	83

MFS Core Equity Portfolio, Service Class	01	2019	20.1224	26.3769	33,130
	01	2018	21.2635	20.1224	46,345
	01	2017	17.3109	21.2635	61,427
	01	2016	15.7992	17.3109	72,200
	01	2015	16.0805	15.7992	81,041
	01	2014	14.6763	16.0805	83,758
	01	2013	11.0789	14.6763	82,256
	01	2012	9.6620	11.0789	93,732
	01	2011	9.9183	9.6620	56,870
	01	2010	10.0000	9.9183	4,543

	02	2019	19.5261	25.5295	0
	02	2018	20.6869	19.5261	0
	02	2017	16.8845	20.6869	0
	02	2016	15.4491	16.8845	0
	02	2015	15.7641	15.4491	0
	02	2014	14.4241	15.7641	0
	02	2013	10.9161	14.4241	0
	02	2012	9.5444	10.9161	0
	02	2011	9.8224	9.5444	0
	02	2010	10.0000	9.8224	0

	03	2019	19.1796	25.0403	7,302
	03	2018	20.3493	19.1796	16,253
	03	2017	16.6332	20.3493	17,632
	03	2016	15.2424	16.6332	18,545
	03	2015	15.5769	15.2424	17,558
	03	2014	14.2746	15.5769	23,950
	03	2013	10.8195	14.2746	24,305
	03	2012	9.4744	10.8195	26,405
	03	2011	9.7652	9.4744	22,764
	03	2010	10.0000	9.7652	0

MFS Emerging Markets Equity Portfolio, Service Class	01	2019	14.6516	17.3714	50,308
	01	2018	17.2971	14.6516	56,446
	01	2017	12.7357	17.2971	66,820
	01	2016	11.8393	12.7357	78,374
	01	2015	13.8082	11.8393	86,733
	01	2014	15.0486	13.8082	102,961
	01	2013	16.1256	15.0486	107,939
	01	2012	13.7834	16.1256	105,145
	01	2011	17.1905	13.7834	106,666
	01	2010	10.0000	17.1905	2,108

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	14.1690	16.7560	0
	02	2018	16.7708	14.1690	0
	02	2017	12.3797	16.7708	0
	02	2016	11.5375	12.3797	0
	02	2015	13.4905	11.5375	0
	02	2014	14.7397	13.4905	0
	02	2013	15.8348	14.7397	0
	02	2012	13.5693	15.8348	0
	02	2011	16.9665	13.5693	0
	02	2010	10.0000	16.9665	0

	03	2019	13.8890	16.4012	8,658
	03	2018	16.4631	13.8890	9,159
	03	2017	12.1704	16.4631	9,532
	03	2016	11.3597	12.1704	11,916
	03	2015	13.3030	11.3597	13,885
	03	2014	14.5570	13.3030	13,220
	03	2013	15.6624	14.5570	12,611
	03	2012	13.4422	15.6624	13,663
	03	2011	16.8332	13.4422	13,659
	03	2010	10.0000	16.8332	2,045

MFS Global Tactical Allocation Portfolio, Service Class	01	2019	12.6809	14.2993	9,822,115
	01	2018	13.5034	12.6809	11,510,062
	01	2017	12.3772	13.5034	13,954,080
	01	2016	11.8385	12.3772	15,057,233
	01	2015	12.3070	11.8385	16,246,500
	01	2014	11.9671	12.3070	17,382,477
	01	2013	11.1762	11.9671	18,900,924
	01	2012	10.3693	11.1762	19,833,426
	01	2011	10.3770	10.3693	18,776,532
	01	2010	10.0000	10.3770	389,018

	02	2019	12.3929	13.9386	0
	02	2018	13.2309	12.3929	0
	02	2017	12.1584	13.2309	0
	02	2016	11.6588	12.1584	0
	02	2015	12.1510	11.6588	0
	02	2014	11.8454	12.1510	0
	02	2013	11.0906	11.8454	0
	02	2012	10.3162	11.0906	0
	02	2011	10.3500	10.3162	0
	02	2010	10.0000	10.3500	0

	03	2019	12.2250	13.7300	998,229
	03	2018	13.0707	12.2250	1,176,600
	03	2017	12.0287	13.0707	1,527,924
	03	2016	11.5520	12.0287	1,792,117
	03	2015	12.0581	11.5520	1,889,942
	03	2014	11.7728	12.0581	2,197,614
	03	2013	11.0394	11.7728	2,296,420
	03	2012	10.2843	11.0394	2,419,263
	03	2011	10.3338	10.2843	2,302,473
	03	2010	10.0000	10.3338	144,756

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Government Securities Portfolio, Service Class	01	2019	13.2950	13.9487	441,572
	01	2018	13.4547	13.2950	533,078
	01	2017	13.3671	13.4547	740,976
	01	2016	13.4590	13.3671	832,160
	01	2015	13.6084	13.4590	772,554
	01	2014	13.1794	13.6084	848,441
	01	2013	13.7582	13.1794	982,522
	01	2012	13.6379	13.7582	1,154,948
	01	2011	12.9063	13.6379	1,048,671
	01	2010	10.0000	12.9063	13,834

	02	2019	12.7519	13.3446	0
	02	2018	12.9385	12.7519	0
	02	2017	12.8872	12.9385	0
	02	2016	13.0088	12.8872	0
	02	2015	13.1866	13.0088	0
	02	2014	12.8033	13.1866	0
	02	2013	13.3995	12.8033	0
	02	2012	13.3164	13.3995	0
	02	2011	12.6339	13.3164	0
	02	2010	10.0000	12.6339	0

	03	2019	12.4383	12.9976	63,403
	03	2018	12.6386	12.4383	73,602
	03	2017	12.6069	12.6386	148,948
	03	2016	12.7453	12.6069	158,963
	03	2015	12.9392	12.7453	150,375
	03	2014	12.5822	12.9392	157,649
	03	2013	13.1883	12.5822	238,579
	03	2012	13.1266	13.1883	239,985
	03	2011	12.4728	13.1266	211,974
	03	2010	10.0000	12.4728	2,197

MFS High Yield Portfolio, Service Class	01	2019	11.4534	12.9303	31,713
	01	2018	11.9994	11.4534	52,884
	01	2017	11.4409	11.9994	80,562
	01	2016	10.2050	11.4409	83,682
	01	2015	10.8232	10.2050	86,737
	01	2014	10.7003	10.8232	96,606
	01	2013	10.2233	10.7003	109,202
	01	2012	10.0000	10.2233	112,819

	02	2019	11.2763	12.6977	0
	02	2018	11.8445	11.2763	0
	02	2017	11.3221	11.8445	0
	02	2016	10.1247	11.3221	0
	02	2015	10.7653	10.1247	0
	02	2014	10.6700	10.7653	0
	02	2013	10.2203	10.6700	0
	02	2012	10.0000	10.2203	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2019	11.1732	12.5635	10,084
	03	2018	11.7532	11.1732	22,955
	03	2017	11.2513	11.7532	25,474
	03	2016	10.0767	11.2513	25,526
	03	2015	10.7306	10.0767	22,673
	03	2014	10.6519	10.7306	24,154
	03	2013	10.2185	10.6519	24,558
	03	2012	10.0000	10.2185	26,715

MFS International Growth Portfolio, Service Class	01	2019	13.5956	17.0490	34,905
	01	2018	15.1959	13.5956	43,191
	01	2017	11.6381	15.1959	59,721
	01	2016	11.5487	11.6381	43,417
	01	2015	11.6945	11.5487	53,788
	01	2014	12.5033	11.6945	54,349
	01	2013	11.1495	12.5033	49,304
	01	2012	9.4553	11.1495	48,393
	01	2011	10.7828	9.4553	51,761
	01	2010	10.0000	10.7828	2,390

	02	2019	13.1927	16.5013	0
	02	2018	14.7838	13.1927	0
	02	2017	11.3514	14.7838	0
	02	2016	11.2928	11.3514	0
	02	2015	11.4645	11.2928	0
	02	2014	12.2885	11.4645	0
	02	2013	10.9858	12.2885	0
	02	2012	9.3402	10.9858	0
	02	2011	10.6786	9.3402	0
	02	2010	10.0000	10.6786	0

	03	2019	12.9586	16.1850	3,678
	03	2018	14.5425	12.9586	4,153
	03	2017	11.1824	14.5425	4,678
	03	2016	11.1417	11.1824	5,345
	03	2015	11.3284	11.1417	1,423
	03	2014	12.1611	11.3284	2,113
	03	2013	10.8885	12.1611	2,100
	03	2012	9.2717	10.8885	2,202
	03	2011	10.6164	9.2717	2,500
	03	2010	10.0000	10.6164	0

MFS International Intrinsic Value Portfolio, Service Class	01	2019	16.2662	20.1638	29,308
	01	2018	18.2657	16.2662	46,218
	01	2017	14.5991	18.2657	69,437
	01	2016	14.2514	14.5991	62,980
	01	2015	13.5877	14.2514	62,684
	01	2014	13.6194	13.5877	36,676
	01	2013	10.8166	13.6194	32,015
	01	2012	9.4585	10.8166	23,229
	01	2011	9.7611	9.4585	24,652
	01	2010	10.0000	9.7611	2,690

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	15.7842	19.5160	0
	02	2018	17.7704	15.7842	0
	02	2017	14.2395	17.7704	0
	02	2016	13.9357	14.2395	0
	02	2015	13.3204	13.9357	0
	02	2014	13.3854	13.3204	0
	02	2013	10.6577	13.3854	0
	02	2012	9.3433	10.6577	0
	02	2011	9.6668	9.3433	0
	02	2010	10.0000	9.6668	0

	03	2019	15.5041	19.1421	5,369
	03	2018	17.4804	15.5041	7,804
	03	2017	14.0276	17.4804	8,473
	03	2016	13.7492	14.0276	7,325
	03	2015	13.1622	13.7492	7,314
	03	2014	13.2466	13.1622	4,280
	03	2013	10.5633	13.2466	383
	03	2012	9.2748	10.5633	235
	03	2011	9.6105	9.2748	309
	03	2010	10.0000	9.6105	0

MFS U.S. Government Money Market Portfolio, Service Class	01	2019	9.3459	9.3709	894,138
	01	2018	9.3563	9.3459	1,000,882
	01	2017	9.4568	9.3563	1,293,983
	01	2016	9.5854	9.4568	1,387,451
	01	2015	9.7166	9.5854	986,669
	01	2014	9.8495	9.7166	1,083,590
	01	2013	9.9843	9.8495	897,343
	01	2012	10.0000	9.9843	1,029,485

	02	2019	9.2014	9.2023	1,233
	02	2018	9.2355	9.2014	1,788
	02	2017	9.3585	9.2355	2,436
	02	2016	9.5100	9.3585	3,025
	02	2015	9.6646	9.5100	3,630
	02	2014	9.8217	9.6646	0
	02	2013	9.9814	9.8217	0
	02	2012	10.0000	9.9814	0

	03	2019	9.1173	9.1050	189,957
	03	2018	9.1643	9.1173	195,598
	03	2017	9.3000	9.1643	244,669
	03	2016	9.4649	9.3000	269,120
	03	2015	9.6334	9.4649	167,924
	03	2014	9.8050	9.6334	174,420
	03	2013	9.9797	9.8050	185,396
	03	2012	10.0000	9.9797	245,993

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Research International Portfolio, Service Class	01	2019	21.9471	27.6427	5,304
	01	2018	25.9667	21.9471	6,555
	01	2017	20.5785	25.9667	9,311
	01	2016	21.0524	20.5785	9,504
	01	2015	21.8199	21.0524	9,698
	01	2014	23.8240	21.8199	6,802
	01	2013	20.3327	23.8240	6,775
	01	2012	17.7257	20.3327	7,417
	01	2011	20.2023	17.7257	7,082
	01	2010	10.0000	20.2023	0

	02	2019	21.0505	26.4453	0
	02	2018	24.9704	21.0505	0
	02	2017	19.8396	24.9704	0
	02	2016	20.3480	19.8396	0
	02	2015	21.1434	20.3480	0
	02	2014	23.1441	21.1434	0
	02	2013	19.8026	23.1441	0
	02	2012	17.3075	19.8026	0
	02	2011	19.7758	17.3075	0
	02	2010	10.0000	19.7758	0

	03	2019	20.5327	25.7577	605
	03	2018	24.3916	20.5327	708
	03	2017	19.4080	24.3916	855
	03	2016	19.9358	19.4080	991
	03	2015	20.7467	19.9358	515
	03	2014	22.7445	20.7467	550
	03	2013	19.4904	22.7445	572
	03	2012	17.0608	19.4904	835
	03	2011	19.5237	17.0608	743
	03	2010	10.0000	19.5237	0

MFS Total Return Series, Service Class	01	2019	12.3555	14.6412	784,192
	01	2018	13.3063	12.3555	944,059
	01	2017	12.0397	13.3063	1,197,271
	01	2016	11.2158	12.0397	1,353,608
	01	2015	11.4355	11.2158	1,458,741
	01	2014	10.7099	11.4355	1,524,633
	01	2013	10.0000	10.7099	1,596,654

	02	2019	12.1873	14.4048	0
	02	2018	13.1592	12.1873	0
	02	2017	11.9371	13.1592	0
	02	2016	11.1484	11.9371	0
	02	2015	11.3957	11.1484	0
	02	2014	10.6997	11.3957	0
	02	2013	10.0000	10.6997	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2019	12.0895	14.2686	167,434
	03	2018	13.0725	12.0895	200,794
	03	2017	11.8758	13.0725	246,988
	03	2016	11.1081	11.8758	268,122
	03	2015	11.3718	11.1081	280,881
	03	2014	10.6936	11.3718	290,363
	03	2013	10.0000	10.6936	320,934

MFS Growth Series, Service Class	01	2019	23.2278	31.5720	40,880
	01	2018	22.9923	23.2278	54,687
	01	2017	17.7788	22.9923	88,001
	01	2016	17.6378	17.7788	97,736
	01	2015	16.6626	17.6378	80,805
	01	2014	15.5409	16.6626	76,718
	01	2013	11.5415	15.5409	70,515
	01	2012	10.0000	11.5415	31,799

	02	2019	22.8010	30.9124	0
	02	2018	22.6283	22.8010	0
	02	2017	17.5421	22.6283	0
	02	2016	17.4472	17.5421	0
	02	2015	16.5243	17.4472	0
	02	2014	15.4512	16.5243	0
	02	2013	11.5039	15.4512	0
	02	2012	10.0000	11.5039	0

	03	2019	22.5523	30.5310	6,941
	03	2018	22.4139	22.5523	7,935
	03	2017	17.4013	22.4139	12,641
	03	2016	17.3336	17.4013	12,896
	03	2015	16.4418	17.3336	12,849
	03	2014	15.3974	16.4418	9,248
	03	2013	11.4814	15.3974	10,335
	03	2012	10.0000	11.4814	13,033

MFS Research Series, Service Class	01	2019	17.6492	23.0883	46,167
	01	2018	18.7592	17.6492	59,378
	01	2017	15.4503	18.7592	70,133
	01	2016	14.4362	15.4503	80,542
	01	2015	14.5564	14.4362	89,285
	01	2014	13.4221	14.5564	96,843
	01	2013	10.3073	13.4221	115,208
	01	2012	10.0000	10.3073	142,311

	02	2019	17.3764	22.6730	0
	02	2018	18.5171	17.3764	0
	02	2017	15.2899	18.5171	0
	02	2016	14.3226	15.2899	0
	02	2015	14.4786	14.3226	0
	02	2014	13.3842	14.4786	0
	02	2013	10.3043	13.3842	0
	02	2012	10.0000	10.3043	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2019	17.2175	22.4333	1,002
	03	2018	18.3744	17.2175	2,441
	03	2017	15.1942	18.3744	3,221
	03	2016	14.2547	15.1942	5,130
	03	2015	14.4320	14.2547	7,499
	03	2014	13.3615	14.4320	7,336
	03	2013	10.3025	13.3615	8,818
	03	2012	10.0000	10.3025	17,874

MFS Utilities Series, Service Class	01	2019	10.4852	12.9095	89,349
	01	2018	10.5437	10.4852	143,392
	01	2017	9.3344	10.5437	220,459
	01	2016	8.5064	9.3344	257,194
	01	2015	10.1156	8.5064	286,276
	01	2014	10.0000	10.1156	286,574

	02	2019	10.3681	12.7326	0
	02	2018	10.4530	10.3681	0
	02	2017	9.2777	10.4530	0
	02	2016	8.4762	9.2777	0
	02	2015	10.1054	8.4762	0
	02	2014	10.0000	10.1054	0

	03	2019	10.3003	12.6310	16,164
	03	2018	10.3996	10.3003	21,084
	03	2017	9.2439	10.3996	35,132
	03	2016	10.0993	9.2439	38,113
	03	2015	10.0993	8.4582	39,874
	03	2014	10.0000	10.0993	33,353

MFS Value Series, Service Class	01	2019	16.8501	21.5281	73,820
	01	2018	19.0549	16.8501	91,807
	01	2017	16.4590	19.0549	131,907
	01	2016	14.6642	16.4590	132,467
	01	2015	15.0050	14.6642	151,513
	01	2014	13.8022	15.0050	149,384
	01	2013	10.3181	13.8022	50,757
	01	2012	10.0000	10.3181	51,379

	02	2019	16.5897	21.1409	0
	02	2018	18.8090	16.5897	0
	02	2017	16.2882	18.8090	0
	02	2016	14.5488	16.2882	0
	02	2015	14.9247	14.5488	0
	02	2014	13.7632	14.9247	0
	02	2013	10.3151	13.7632	0
	02	2012	10.0000	10.3151	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2019	16.4380	20.9174	22,576
	03	2018	18.6641	16.4380	39,465
	03	2017	16.1863	18.6641	48,352
	03	2016	14.4798	16.1863	50,103
	03	2015	14.8767	14.4798	44,190
	03	2014	13.7398	14.8767	45,057
	03	2013	10.3133	13.7398	16,337
	03	2012	10.0000	10.3133	20,219

MFS Blended Research Small Cap Equity Portfolio, Service Class	01	2019	18.7587	23.3836	37,305
	01	2018	20.0918	18.7587	55,753
	01	2017	17.7560	20.0918	73,536
	01	2016	14.9265	17.7560	82,077
	01	2015	15.8238	14.9265	91,321
	01	2014	14.9856	15.8238	118,212
	01	2013	10.4523	14.9856	119,161
	01	2012	9.2628	10.4523	169,166
	01	2011	9.8933	9.2628	161,105
	01	2010	10.0000	9.8933	1,705

	02	2019	18.2026	22.6322	0
	02	2018	19.5468	18.2026	0
	02	2017	17.3185	19.5468	0
	02	2016	14.5957	17.3185	0
	02	2015	15.5124	14.5957	0
	02	2014	14.7281	15.5124	0
	02	2013	10.2988	14.7281	0
	02	2012	9.1500	10.2988	0
	02	2011	9.7976	9.1500	0
	02	2010	10.0000	9.7976	0

	03	2019	17.8794	22.1984	16,091
	03	2018	19.2276	17.8794	18,888
	03	2017	17.0606	19.2276	23,427
	03	2016	14.4003	17.0606	25,639
	03	2015	15.3281	14.4003	30,704
	03	2014	14.5753	15.3281	31,131
	03	2013	10.2075	14.5753	26,161
	03	2012	9.0829	10.2075	31,633
	03	2011	9.7405	9.0829	28,470
	03	2010	10.0000	9.7405	0

MFS Conservative Allocation Portfolio, Service Class	01	2019	15.8983	18.2685	2,640,161
	01	2018	16.6022	15.8983	3,347,834
	01	2017	15.1284	16.6022	4,093,189
	01	2016	14.6432	15.1284	4,424,890
	01	2015	14.9165	14.6432	4,708,664
	01	2014	14.4817	14.9165	5,067,123
	01	2013	13.4043	14.4817	5,585,159
	01	2012	12.4992	13.4043	6,020,346
	01	2011	12.5907	12.4992	5,333,518
	01	2010	10.0000	12.5907	189,308

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	15.4912	17.7550	0
	02	2018	16.2189	15.4912	0
	02	2017	14.8171	16.2189	0
	02	2016	14.3782	14.8171	0
	02	2015	14.6838	14.3782	0
	02	2014	14.2920	14.6838	0
	02	2013	13.2622	14.2920	0
	02	2012	12.3983	13.2622	0
	02	2011	12.5207	12.3983	0
	02	2010	10.0000	12.5207	0

	03	2019	15.2542	17.4582	460,259
	03	2018	15.9940	15.2542	544,989
	03	2017	14.6329	15.9940	722,769
	03	2016	14.2212	14.6329	786,869
	03	2015	14.5455	14.2212	813,864
	03	2014	14.1790	14.5455	867,325
	03	2013	13.1775	14.1790	933,319
	03	2012	12.3381	13.1775	1,367,080
	03	2011	12.4788	12.3381	1,078,844
	03	2010	10.0000	12.4788	44,313

MFS Global Real Estate Portfolio, Service Class	01	2019	19.0053	23.7510	28,790
	01	2018	19.9308	19.0053	37,264
	01	2017	17.8676	19.9308	66,212
	01	2016	16.8166	17.8676	81,948
	01	2015	16.9671	16.8166	84,815
	01	2014	14.9157	16.9671	88,442
	01	2013	14.4321	14.9157	94,291
	01	2012	11.2920	14.4321	86,903
	01	2011	12.4068	11.2920	93,062
	01	2010	10.0000	12.4068	548

	02	2019	18.2981	22.8085	0
	02	2018	19.2389	18.2981	0
	02	2017	17.2914	19.2389	0
	02	2016	16.3156	17.2914	0
	02	2015	16.5035	16.3156	0
	02	2014	14.5449	16.5035	0
	02	2013	14.1092	14.5449	0
	02	2012	11.0675	14.1092	0
	02	2011	12.1909	11.0675	0
	02	2010	10.0000	12.1909	0

	03	2019	17.8889	22.2663	4,366
	03	2018	18.8360	17.8889	6,352
	03	2017	16.9540	18.8360	10,436
	03	2016	16.0217	16.9540	17,084
	03	2015	16.2308	16.0217	17,439
	03	2014	14.3265	16.2308	19,579
	03	2013	13.9185	14.3265	19,511
	03	2012	10.9347	13.9185	16,559
	03	2011	12.0630	10.9347	17,474
	03	2010	10.0000	12.0630	50

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Growth Allocation Portfolio, Service Class	01	2019	21.6057	26.9981	151,235
	01	2018	23.1675	21.6057	200,349
	01	2017	19.6492	23.1675	253,644
	01	2016	18.6258	19.6492	272,631
	01	2015	18.8247	18.6258	275,709
	01	2014	18.1674	18.8247	290,941
	01	2013	15.0480	18.1674	301,349
	01	2012	13.5723	15.0480	262,604
	01	2011	14.3162	13.5723	273,632
	01	2010	10.0000	14.3162	11,402

	02	2019	21.0525	26.2391	0
	02	2018	22.6327	21.0525	0
	02	2017	19.2448	22.6327	0
	02	2016	18.2887	19.2448	0
	02	2015	18.5309	18.2887	0
	02	2014	17.9294	18.5309	0
	02	2013	14.8886	17.9294	0
	02	2012	13.4627	14.8886	0
	02	2011	14.2367	13.4627	0
	02	2010	10.0000	14.2367	0

	03	2019	20.7304	25.8005	19,142
	03	2018	22.3188	20.7304	23,614
	03	2017	19.0055	22.3188	35,912
	03	2016	18.0889	19.0055	40,710
	03	2015	18.3565	18.0889	42,866
	03	2014	17.7877	18.3565	44,040
	03	2013	14.7935	17.7877	49,659
	03	2012	13.3973	14.7935	31,615
	03	2011	14.1891	13.3973	46,304
	03	2010	10.0000	14.1891	0

MFS Inflation Adjusted Bond Portfolio, Service Class	01	2019	11.9423	12.7300	1,723,165
	01	2018	12.7035	11.9423	1,940,210
	01	2017	11.9240	12.7035	2,374,056
	01	2016	11.8061	11.9240	2,515,874
	01	2015	12.6328	11.8061	2,528,692
	01	2014	12.3807	12.6328	2,744,726
	01	2013	13.2504	12.3807	2,913,605
	01	2012	12.5047	13.2504	3,074,258
	01	2011	11.3458	12.5047	2,628,887
	01	2010	10.0000	11.3458	72,600

	02	2019	11.6365	12.3721	0
	02	2018	12.4102	11.6365	0
	02	2017	11.6785	12.4102	0
	02	2016	11.5924	11.6785	0
	02	2015	12.4357	11.5924	0
	02	2014	12.2185	12.4357	0
	02	2013	13.1100	12.2185	0
	02	2012	12.4038	13.1100	0
	02	2011	11.2827	12.4038	0
	02	2010	10.0000	11.2827	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2019	11.4584	12.1653	295,979
	03	2018	12.2380	11.4584	335,185
	03	2017	11.5333	12.2380	403,582
	03	2016	11.4658	11.5333	434,781
	03	2015	12.3186	11.4658	442,055
	03	2014	12.1220	12.3186	464,898
	03	2013	13.0263	12.1220	490,843
	03	2012	12.3435	13.0263	518,286
	03	2011	11.2450	12.3435	446,527
	03	2010	10.0000	11.2450	10,054

MFS Limited Maturity Portfolio, Service Class	01	2019	10.1055	10.4575	1,455,637
	01	2018	10.1441	10.1055	1,507,587
	01	2017	10.1356	10.1441	1,958,017
	01	2016	10.1243	10.1356	1,930,305
	01	2015	10.2344	10.1243	2,049,882
	01	2014	10.3241	10.2344	2,299,438
	01	2013	10.4153	10.3241	2,318,075
	01	2012	10.3508	10.4153	1,376,300
	01	2011	10.4739	10.3508	1,261,617
	01	2010	10.0000	10.4739	59,915

	02	2019	9.8314	10.1477	0
	02	2018	9.8945	9.8314	0
	02	2017	9.9115	9.8945	0
	02	2016	9.9256	9.9115	0
	02	2015	10.0590	9.9256	0
	02	2014	10.1730	10.0590	0
	02	2013	10.2889	10.1730	0
	02	2012	10.2513	10.2889	0
	02	2011	10.3995	10.2513	0
	02	2010	10.0000	10.3995	0

	03	2019	9.6719	9.9687	228,057
	03	2018	9.7481	9.6719	235,507
	03	2017	9.7791	9.7481	294,758
	03	2016	9.8080	9.7791	329,651
	03	2015	9.9550	9.8080	422,640
	03	2014	10.0832	9.9550	390,634
	03	2013	10.2136	10.0832	396,909
	03	2012	10.1919	10.2136	273,230
	03	2011	10.3549	10.1919	211,200
	03	2010	10.0000	10.3549	4,606

MFS Mid Cap Value Portfolio, Service Class	01	2019	18.9278	24.4066	47,216
	01	2018	21.7090	18.9278	66,351
	01	2017	19.4031	21.7090	92,975
	01	2016	16.9905	19.4031	96,287
	01	2015	17.6939	16.9905	125,680
	01	2014	16.2813	17.6939	132,604
	01	2013	12.0887	16.2813	129,674
	01	2012	10.5633	12.0887	77,625
	01	2011	10.4630	10.5633	83,229
	01	2010	10.0000	10.4630	284

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2019	18.4142	23.6834	0
	02	2018	21.1747	18.4142	0
	02	2017	18.9740	21.1747	0
	02	2016	16.6569	18.9740	0
	02	2015	17.3906	16.6569	0
	02	2014	16.0428	17.3906	0
	02	2013	11.9419	16.0428	0
	02	2012	10.4617	11.9419	0
	02	2011	10.3887	10.4617	0
	02	2010	10.0000	10.3887	0

	03	2019	18.1154	23.2656	10,455
	03	2018	20.8614	18.1154	19,468
	03	2017	18.7205	20.8614	21,196
	03	2016	16.4595	18.7205	22,414
	03	2015	17.2107	16.4595	25,472
	03	2014	15.9012	17.2107	24,668
	03	2013	11.8545	15.9012	27,031
	03	2012	10.4010	11.8545	32,635
	03	2011	10.3442	10.4010	30,087
	03	2010	10.0000	10.3442	0

MFS Moderate Allocation Portfolio, Service Class	01	2019	18.9294	22.7643	5,535,359
	01	2018	20.0153	18.9294	6,750,795
	01	2017	17.6060	20.0153	8,344,836
	01	2016	16.8582	17.6060	9,082,716
	01	2015	17.0666	16.8582	9,575,213
	01	2014	16.4701	17.0666	10,134,444
	01	2013	14.3300	16.4701	10,163,783
	01	2012	13.1592	14.3300	10,220,861
	01	2011	13.5845	13.1592	9,566,857
	01	2010	10.0000	13.5845	208,432

	02	2019	18.4447	22.1244	0
	02	2018	19.5533	18.4447	0
	02	2017	17.2436	19.5533	0
	02	2016	16.5531	17.2436	0
	02	2015	16.8003	16.5531	0
	02	2014	16.2543	16.8003	0
	02	2013	14.1781	16.2543	0
	02	2012	13.0530	14.1781	0
	02	2011	13.5091	13.0530	0
	02	2010	10.0000	13.5091	0

	03	2019	18.1625	21.7544	799,269
	03	2018	19.2820	18.1625	982,423
	03	2017	17.0292	19.2820	1,228,964
	03	2016	16.3722	17.0292	1,348,797
	03	2015	16.6421	16.3722	1,378,264
	03	2014	16.1259	16.6421	1,530,812
	03	2013	14.0876	16.1259	1,479,056
	03	2012	12.9896	14.0876	1,472,109
	03	2011	13.4639	12.9896	1,282,283
	03	2010	10.0000	13.4639	17,908

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

MFS New Discovery Value Portfolio, Service Class	01	2019	23.9695	31.5511	12,637
	01	2018	27.3016	23.9695	14,333
	01	2017	24.0612	27.3016	22,942
	01	2016	19.2452	24.0612	29,731
	01	2015	20.0914	19.2452	21,948
	01	2014	19.7364	20.0914	22,241
	01	2013	14.3233	19.7364	24,568
	01	2012	13.2484	14.3233	23,122
	01	2011	14.3636	13.2484	24,360
	01	2010	10.0000	14.3636	914

	02	2019	23.3557	30.6641	0
	02	2018	26.6713	23.3557	0
	02	2017	23.5659	26.6713	0
	02	2016	18.8969	23.5659	0
	02	2015	19.7779	18.8969	0
	02	2014	19.4778	19.7779	0
	02	2013	14.1715	19.4778	0
	02	2012	13.1414	14.1715	0
	02	2011	14.2838	13.1414	0
	02	2010	10.0000	14.2838	0

	03	2019	22.9983	30.1514	774
	03	2018	26.3013	22.9983	860
	03	2017	23.2729	26.3013	817
	03	2016	18.6904	23.2729	1,172
	03	2015	19.5917	18.6904	3,307
	03	2014	19.3239	19.5917	3,314
	03	2013	14.0810	19.3239	3,675
	03	2012	13.0775	14.0810	4,904
	03	2011	14.2360	13.0775	4,875
	03	2010	10.0000	14.2360	0

MFS Mid Cap Growth Series, Service Class	01	2019	19.9997	27.2829	18,986
	01	2018	20.0826	19.9997	19,436
	01	2017	16.0693	20.0826	36,035
	01	2016	15.5705	16.0693	42,355
	01	2015	15.1136	15.5705	45,776
	01	2014	14.1126	15.1136	47,078
	01	2013	10.4256	14.1126	42,258
	01	2012	10.0000	10.4256	37,355

	02	2019	19.6905	26.7921	0
	02	2018	19.8234	19.6905	0
	02	2017	15.9024	19.8234	0
	02	2016	15.4479	15.9024	0
	02	2015	15.0328	15.4479	0
	02	2014	14.0728	15.0328	0
	02	2013	10.4225	14.0728	0
	02	2012	10.0000	10.4225	0

	03	2019	19.5104	26.5089	4,971
	03	2018	19.6707	19.5104	8,068
	03	2017	15.8029	19.6707	11,965
	03	2016	15.3747	15.8029	15,712
	03	2015	14.9844	15.3747	16,080
	03	2014	14.0489	14.9844	13,422
	03	2013	10.4207	14.0489	10,007
	03	2012	10.0000	10.4207	9,030

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS New Discovery Series, Service Class	01	2019	16.8456	23.4782	42,651
	01	2018	17.3752	16.8456	53,701
	01	2017	13.9409	17.3752	64,820
	01	2016	12.9888	13.9409	61,964
	01	2015	13.4553	12.9888	62,603
	01	2014	14.7445	13.4553	44,951
	01	2013	10.5837	14.7445	39,689
	01	2012	10.0000	10.5837	38,147

	02	2019	16.5852	23.0559	0
	02	2018	17.1509	16.5852	0
	02	2017	13.7962	17.1509	0
	02	2016	12.8866	13.7962	0
	02	2015	13.3833	12.8866	0
	02	2014	14.7029	13.3833	0
	02	2013	10.5806	14.7029	0
	02	2012	10.0000	10.5806	0

	03	2019	16.4335	22.8121	3,804
	03	2018	17.0188	16.4335	8,355
	03	2017	13.7098	17.0188	9,788
	03	2016	12.8255	13.7098	10,838
	03	2015	13.3402	12.8255	20,818
	03	2014	14.6779	13.3402	21,526
	03	2013	10.5788	14.6779	23,010
	03	2012	10.0000	10.5788	11,350

MFS Total Return Bond Series, Service Class	01	2019	10.8477	11.7632	7,135,504
	01	2018	11.1446	10.8477	7,948,622
	01	2017	10.8428	11.1446	9,983,498
	01	2016	10.5674	10.8428	10,146,514
	01	2015	10.7746	10.5674	10,497,058
	01	2014	10.3410	10.7746	11,254,008
	01	2013	10.6193	10.3410	11,743,340
	01	2012	10.0560	10.6193	12,761,383
	01	2011	10.0000	10.0560	74,444

	02	2019	10.6483	11.5174	305
	02	2018	10.9681	10.6483	0
	02	2017	10.6984	10.9681	260
	02	2016	10.4532	10.6984	235
	02	2015	10.6852	10.4532	7,736
	02	2014	10.2812	10.6852	0
	02	2013	10.5848	10.2812	0
	02	2012	10.0488	10.5848	0
	02	2011	10.0000	10.0488	0

	03	2019	10.5321	11.3753	1,004,830
	03	2018	10.8642	10.5321	1,122,682
	03	2017	10.6125	10.8642	1,378,031
	03	2016	10.3851	10.6125	1,384,769
	03	2015	10.6318	10.3851	1,407,740
	03	2014	10.2455	10.6318	1,573,770
	03	2013	10.5641	10.2455	1,738,608
	03	2012	10.0446	10.5641	1,687,879
	03	2011	10.0000	10.0446	3,144

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II	01	2019	25.1932	32.6751	16,551
	01	2018	23.8021	25.1932	28,881
	01	2017	16.8926	23.8021	40,838
	01	2016	17.4594	16.8926	24,671
	01	2015	15.8065	17.4594	18,550
	01	2014	15.1032	15.8065	7,012
	01	2013	10.3638	15.1032	23,732
	01	2012	9.2118	10.3638	1,296
	01	2011	10.0000	9.2118	550

	02	2019	24.7303	31.9923	0
	02	2018	23.4253	24.7303	0
	02	2017	16.6676	23.4253	0
	02	2016	17.2706	16.6676	0
	02	2015	15.6754	17.2706	0
	02	2014	15.0159	15.6754	0
	02	2013	10.3301	15.0159	0
	02	2012	9.2053	10.3301	0
	02	2011	10.0000	9.2053	0

	03	2019	24.4606	31.5978	281
	03	2018	23.2035	24.4606	394
	03	2017	16.5339	23.2035	2,238
	03	2016	17.1582	16.5339	810
	03	2015	15.5971	17.1582	1,917
	03	2014	14.9637	15.5971	1,212
	03	2013	10.3099	14.9637	1,250
	03	2012	9.2014	10.3099	873
	03	2011	10.0000	9.2014	167

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II	01	2019	21.1471	29.2002	24,715
	01	2018	19.3957	21.1471	28,243
	01	2017	14.1847	19.3957	32,781
	01	2016	15.7736	14.1847	33,857
	01	2015	17.0082	15.7736	32,539
	01	2014	16.9293	17.0082	32,783
	01	2013	12.4821	16.9293	35,137
	01	2012	11.6637	12.4821	30,006
	01	2011	12.7369	11.6637	33,733
	01	2010	10.0000	12.7369	469

	02	2019	20.5733	28.3349	0
	02	2018	18.9183	20.5733	0
	02	2017	13.8710	18.9183	0
	02	2016	15.4639	13.8710	0
	02	2015	16.7166	15.4639	0
	02	2014	16.6814	16.7166	0
	02	2013	12.3305	16.6814	0
	02	2012	11.5514	12.3305	0
	02	2011	12.6463	11.5514	0
	02	2010	10.0000	12.6463	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2019	20.2394	27.8350	5,344
	03	2018	18.6383	20.2394	9,564
	03	2017	13.6856	18.6383	11,049
	03	2016	15.2806	13.6856	11,928
	03	2015	16.5437	15.2806	11,698
	03	2014	16.5341	16.5437	13,733
	03	2013	12.2403	16.5341	10,500
	03	2012	11.4845	12.2403	10,059
	03	2011	12.5922	11.4845	9,321
	03	2010	10.0000	12.5922	63

Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Shares	01	2019	26.7752	35.8833	13,447
	01	2018	28.8616	26.7752	15,252
	01	2017	23.1254	28.8616	20,246
	01	2016	24.0255	23.1254	24,610
	01	2015	23.5836	24.0255	26,777
	01	2014	20.7651	23.5836	21,959
	01	2013	16.2632	20.7651	25,642
	01	2012	14.4867	16.2632	31,235
	01	2011	14.8892	14.4867	29,507
	01	2010	10.0000	14.8892	0

	02	2019	25.6815	34.3292	0
	02	2018	27.7544	25.6815	0
	02	2017	22.2951	27.7544	0
	02	2016	23.2218	22.2951	0
	02	2015	22.8526	23.2218	0
	02	2014	20.1725	22.8526	0
	02	2013	15.8392	20.1725	0
	02	2012	14.1450	15.8392	0
	02	2011	14.5748	14.1450	0
	02	2010	10.0000	14.5748	0

	03	2019	25.0499	33.4367	5,128
	03	2018	27.1112	25.0499	8,811
	03	2017	21.8102	27.1112	11,393
	03	2016	22.7514	21.8102	13,236
	03	2015	22.4238	22.7514	13,777
	03	2014	19.8243	22.4238	13,938
	03	2013	15.5895	19.8243	12,617
	03	2012	13.9434	15.5895	13,044
	03	2011	14.3890	13.9434	13,351
	03	2010	10.0000	14.3890	0

Invesco Oppenheimer V.I. Global Fund, Series II Shares	01	2019	24.3490	31.5768	28,468
	01	2018	28.5004	24.3490	44,702
	01	2017	21.1917	28.5004	57,830
	01	2016	21.5155	21.1917	57,575
	01	2015	21.0374	21.5155	70,966
	01	2014	20.8957	21.0374	70,872
	01	2013	16.6796	20.8957	76,472
	01	2012	13.9800	16.6796	65,535
	01	2011	15.4920	13.9800	65,294
	01	2010	10.0000	15.4920	3,099

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2019	23.4340	30.3122	0
	02	2018	27.5006	23.4340	0
	02	2017	20.5006	27.5006	0
	02	2016	20.8667	20.5006	0
	02	2015	20.4548	20.8667	0
	02	2014	20.3686	20.4548	0
	02	2013	16.3001	20.3686	0
	02	2012	13.6969	16.3001	0
	02	2011	15.2167	13.6969	0
	02	2010	10.0000	15.2167	0

	03	2019	22.9045	29.5846	5,416
	03	2018	26.9183	22.9045	9,569
	03	2017	20.0957	26.9183	18,932
	03	2016	20.4859	20.0957	18,565
	03	2015	20.1122	20.4859	25,403
	03	2014	20.0580	20.1122	26,172
	03	2013	16.0760	20.0580	26,266
	03	2012	13.5293	16.0760	12,135
	03	2011	15.0535	13.5293	23,458
	03	2010	10.0000	15.0535	0

PIMCO All Asset Portfolio, Advisor Class	01	2019	11.5326	12.7134	410,093
	01	2018	12.3644	11.5326	533,631
	01	2017	11.0539	12.3644	619,702
	01	2016	9.9244	11.0539	546,042
	01	2015	11.0781	9.9244	617,822
	01	2014	11.1789	11.0781	695,300
	01	2013	11.3195	11.1789	691,770
	01	2012	9.9952	11.3195	692,508
	01	2011	10.0000	9.9952	253,471

	02	2019	11.3207	12.4477	0
	02	2018	12.1686	11.3207	0
	02	2017	10.9067	12.1686	0
	02	2016	9.8172	10.9067	0
	02	2015	10.9862	9.8172	0
	02	2014	11.1143	10.9862	0
	02	2013	11.2827	11.1143	0
	02	2012	9.9881	11.2827	0
	02	2011	10.0000	9.9881	0

	03	2019	11.1971	12.2942	67,994
	03	2018	12.0533	11.1971	74,917
	03	2017	10.8191	12.0533	75,516
	03	2016	9.7532	10.8191	81,390
	03	2015	10.9313	9.7532	87,728
	03	2014	11.0756	10.9313	90,448
	03	2013	11.2606	11.0756	62,897
	03	2012	9.9838	11.2606	119,996
	03	2011	10.0000	9.9838	39,516

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

PIMCO Commodity RealReturn Strategy Portfolio, Administrative Class	01	2019	5.1952	5.7111	179,883
	01	2018	6.1333	5.1952	180,945
	01	2017	6.0858	6.1333	259,442
	01	2016	5.3572	6.0858	257,122
	01	2015	7.3096	5.3572	288,072
	01	2014	9.0833	7.3096	245,885
	01	2013	10.7945	9.0833	232,382
	01	2012	10.3833	10.7945	241,187
	01	2011	11.3856	10.3833	223,901
	01	2010	10.0000	11.3856	5,501

	02	2019	5.0240	5.5087	0
	02	2018	5.9466	5.0240	0
	02	2017	5.9157	5.9466	0
	02	2016	5.2206	5.9157	0
	02	2015	7.1414	5.2206	0
	02	2014	8.8969	7.1414	0
	02	2013	10.5998	8.8969	0
	02	2012	10.2220	10.5998	0
	02	2011	11.2372	10.2220	0
	02	2010	10.0000	11.2372	0

	03	2019	4.9247	5.3920	50,870
	03	2018	5.8375	4.9247	54,210
	03	2017	5.8156	5.8375	57,158
	03	2016	5.1402	5.8156	64,286
	03	2015	7.0421	5.1402	82,786
	03	2014	8.7866	7.0421	64,660
	03	2013	10.4844	8.7866	55,302
	03	2012	10.1262	10.4844	50,603
	03	2011	11.1489	10.1262	46,097
	03	2010	10.0000	11.1489	23

PIMCO CommodityRealReturn Strategy Portfolio, Advisor Class	01	2019	4.5171	4.9621	25,129
	01	2018	5.3371	4.5171	32,926
	01	2017	5.3013	5.3371	34,902
	01	2016	4.6781	5.3013	42,735
	01	2015	6.3792	4.6781	47,304
	01	2014	7.9462	6.3792	33,821
	01	2013	9.4448	7.9462	44,840
	01	2012	9.1080	9.4448	62,097
	01	2011	10.0000	9.1080	17,523

	02	2019	4.4341	4.8584	0
	02	2018	5.2526	4.4341	0
	02	2017	5.2306	5.2526	0
	02	2016	4.6275	5.2306	0
	02	2015	6.3263	4.6275	0
	02	2014	7.9003	6.3263	0
	02	2013	9.4141	7.9003	0
	02	2012	9.1016	9.4141	0
	02	2011	10.0000	9.1016	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2019	4.3856	4.7984	12,453
	03	2018	5.2027	4.3856	12,280
	03	2017	5.1886	5.2027	12,337
	03	2016	4.5973	5.1886	11,430
	03	2015	6.2946	4.5973	18,298
	03	2014	7.8728	6.2946	17,831
	03	2013	9.3956	7.8728	15,927
	03	2012	9.0977	9.3956	14,646
	03	2011	10.0000	9.0977	4,603

PIMCO Emerging Markets Bond Portfolio, Administrative Class	01	2019	30.4103	34.4400	6,386
	01	2018	32.3596	30.4103	7,521
	01	2017	29.8473	32.3596	12,175
	01	2016	26.6936	29.8473	14,320
	01	2015	27.6807	26.6936	17,229
	01	2014	27.6386	27.6807	18,849
	01	2013	30.1154	27.6386	19,610
	01	2012	25.8936	30.1154	26,541
	01	2011	24.6842	25.8936	23,944
	01	2010	10.0000	24.6842	1,986

	02	2019	29.1796	32.9614	0
	02	2018	31.1304	29.1796	0
	02	2017	28.7871	31.1304	0
	02	2016	25.8107	28.7871	0
	02	2015	26.8332	25.8107	0
	02	2014	26.8604	26.8332	0
	02	2013	29.3420	26.8604	0
	02	2012	25.2930	29.3420	0
	02	2011	24.1727	25.2930	0
	02	2010	10.0000	24.1727	0

	03	2019	28.4688	32.1121	4,582
	03	2018	30.4162	28.4688	4,708
	03	2017	28.1676	30.4162	5,523
	03	2016	25.2939	28.1676	6,227
	03	2015	26.3361	25.2939	6,683
	03	2014	26.4031	26.3361	6,858
	03	2013	28.8864	26.4031	7,585
	03	2012	24.9385	28.8864	5,611
	03	2011	23.8702	24.9385	5,328
	03	2010	10.0000	23.8702	16

PIMCO Emerging Markets Bond Portfolio, Advisor Class	01	2019	11.7584	13.3032	6,446
	01	2018	12.5246	11.7584	14,146
	01	2017	11.5638	12.5246	16,012
	01	2016	10.3522	11.5638	10,230
	01	2015	10.7458	10.3522	11,545
	01	2014	10.7401	10.7458	13,979
	01	2013	11.7144	10.7401	14,162
	01	2012	10.0823	11.7144	22,050
	01	2011	10.0000	10.0823	13,152

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2019	11.5423	13.0252	0
	02	2018	12.3263	11.5423	0
	02	2017	11.4097	12.3263	0
	02	2016	10.2402	11.4097	0
	02	2015	10.6566	10.2402	0
	02	2014	10.6780	10.6566	0
	02	2013	11.6762	10.6780	0
	02	2012	10.0752	11.6762	0
	02	2011	10.0000	10.0752	0

	03	2019	11.4163	12.8644	871
	03	2018	12.2094	11.4163	12,158
	03	2017	11.3181	12.2094	13,331
	03	2016	10.1735	11.3181	13,596
	03	2015	10.6033	10.1735	13,897
	03	2014	10.6409	10.6033	15,176
	03	2013	11.6534	10.6409	15,389
	03	2012	10.0709	11.6534	13,206
	03	2011	10.0000	10.0709	12,972

PIMCO StocksPLUS® Global Portfolio, Advisor Class	01	2019	13.0736	16.4478	56
	01	2018	14.8480	13.0736	61
	01	2017	12.2369	14.8480	659
	01	2016	11.5124	12.2369	744
	01	2015	12.8265	11.5124	780
	01	2014	12.8855	12.8265	1,317
	01	2013	10.9583	12.8855	711
	01	2012	10.1202	10.9583	3,536
	01	2011	10.0000	10.1202	3,055

	02	2019	12.8333	16.1041	0
	02	2018	14.6129	12.8333	0
	02	2017	12.0740	14.6129	0
	02	2016	11.3879	12.0740	0
	02	2015	12.7201	11.3879	0
	02	2014	12.8111	12.7201	0
	02	2013	10.9226	12.8111	0
	02	2012	10.1130	10.9226	0
	02	2011	10.0000	10.1130	0

	03	2019	12.6933	15.9054	0
	03	2018	14.4744	12.6933	0
	03	2017	11.9770	14.4744	2,483
	03	2016	11.3137	11.9770	2,912
	03	2015	12.6565	11.3137	2,836
	03	2014	12.7665	12.6565	0
	03	2013	10.9012	12.7665	0
	03	2012	10.1087	10.9012	0
	03	2011	10.0000	10.1087	0

PIMCO Global Managed Asset Allocation Portfolio, Advisor Class	01	2019	12.0777	13.9360	4,482,715
	01	2018	12.9713	12.0777	5,262,897
	01	2017	11.5339	12.9713	6,525,688
	01	2016	11.2507	11.5339	7,254,442
	01	2015	11.4343	11.2507	8,033,921
	01	2014	11.0842	11.4343	8,682,312
	01	2013	12.2009	11.0842	10,413,267
	01	2012	11.3710	12.2009	12,341,987
	01	2011	11.7375	11.3710	11,511,241
	01	2010	10.0000	11.7375	378,531

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2019	11.7930	13.5726	161
	02	2018	12.6984	11.7930	0
	02	2017	11.3201	12.6984	64
	02	2016	11.0702	11.3201	131
	02	2015	11.2795	11.0702	3,325
	02	2014	10.9618	11.2795	0
	02	2013	12.0969	10.9618	0
	02	2012	11.3029	12.0969	0
	02	2011	11.6967	11.3029	0
	02	2010	10.0000	11.6967	0

	03	2019	11.6272	13.3625	514,094
	03	2018	12.5381	11.6272	602,787
	03	2017	11.1935	12.5381	752,372
	03	2016	10.9631	11.1935	856,829
	03	2015	11.1873	10.9631	1,051,932
	03	2014	10.8889	11.1873	1,158,984
	03	2013	12.0348	10.8889	1,456,205
	03	2012	11.2621	12.0348	1,507,599
	03	2011	11.6723	11.2621	1,363,738
	03	2010	10.0000	11.6723	45,994

Putnam VT Multi-Asset Absolute Return Fund, Class IB Shares	01	2019	10.1754	10.6321	271,746
	01	2018	11.1924	10.1754	299,852
	01	2017	10.6047	11.1924	382,856
	01	2016	10.6752	10.6047	434,107
	01	2015	10.8799	10.6752	410,518
	01	2014	10.6192	10.8799	326,456
	01	2013	10.3424	10.6192	287,598
	01	2012	10.0457	10.3424	116,035
	01	2011	10.0000	10.0457	54,781

	02	2019	9.9884	10.4098	0
	02	2018	11.0151	9.9884	0
	02	2017	10.4634	11.0151	0
	02	2016	10.5598	10.4634	0
	02	2015	10.7896	10.5598	0
	02	2014	10.5578	10.7896	0
	02	2013	10.3088	10.5578	0
	02	2012	10.0385	10.3088	0
	02	2011	10.0000	10.0385	0

	03	2019	9.8794	10.2814	37,901
	03	2018	10.9108	9.8794	54,055
	03	2017	10.3794	10.9108	59,035
	03	2016	10.4910	10.3794	59,375
	03	2015	10.7357	10.4910	60,420
	03	2014	10.5211	10.7357	59,156
	03	2013	10.2886	10.5211	56,205
	03	2012	10.0343	10.2886	34,695
	03	2011	10.0000	10.0343	10,059

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Putnam VT Equity Income Fund, Class IB Shares	01	2019	20.7878	26.7432	20,509
	01	2018	23.0279	20.7878	29,694
	01	2017	19.6522	23.0279	51,294
	01	2016	17.5294	19.6522	38,743
	01	2015	18.3269	17.5294	24,407
	01	2014	16.4900	18.3269	44,891
	01	2013	12.6236	16.4900	31,177
	01	2012	10.7265	12.6236	6,367
	01	2011	10.0000	10.7265	0

	02	2019	20.4058	26.1844	0
	02	2018	22.6633	20.4058	0
	02	2017	19.3906	22.6633	0
	02	2016	17.3400	19.3906	0
	02	2015	18.1749	17.3400	0
	02	2014	16.3948	18.1749	0
	02	2013	12.5825	16.3948	0
	02	2012	10.7189	12.5825	0
	02	2011	10.0000	10.7189	0

	03	2019	20.1832	25.8614	4,695
	03	2018	22.4486	20.1832	5,686
	03	2017	19.2349	22.4486	7,055
	03	2016	17.2270	19.2349	10,109
	03	2015	18.0841	17.2270	10,372
	03	2014	16.3378	18.0841	7,009
	03	2013	12.5579	16.3378	808
	03	2012	10.7143	12.5579	0
	03	2011	10.0000	10.7143	46

Templeton Global Bond VIP Fund, Class 4	01	2019	10.7840	10.8364	50,308
	01	2018	10.7286	10.7840	58,043
	01	2017	10.6865	10.7286	56,376
	01	2016	10.5306	10.6865	48,779
	01	2015	11.1649	10.5306	49,879
	01	2014	11.1292	11.1649	40,746
	01	2013	11.1109	11.1292	49,791
	01	2012	9.7973	11.1109	22,801
	01	2011	10.0000	9.7973	5,022

	02	2019	10.5858	10.6098	0
	02	2018	10.5587	10.5858	0
	02	2017	10.5442	10.5587	0
	02	2016	10.4167	10.5442	0
	02	2015	11.0723	10.4167	0
	02	2014	11.0649	11.0723	0
	02	2013	11.0748	11.0649	0
	02	2012	9.7904	11.0748	0
	02	2011	10.0000	9.7904	0

	03	2019	10.4703	10.4789	4,833
	03	2018	10.4586	10.4703	4,756
	03	2017	10.4595	10.4586	8,571
	03	2016	10.3488	10.4595	8,407
	03	2015	11.0169	10.3488	8,080
	03	2014	11.0264	11.0169	4,993
	03	2013	11.0531	11.0264	3,026
	03	2012	9.7862	11.0531	3,936
	03	2011	10.0000	9.7862	2,342

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Templeton Growth VIP Fund, Class 2	01	2019	21.3277	24.2291	12,839
	01	2018	25.3909	21.3277	18,452
	01	2017	21.7186	25.3909	25,605
	01	2016	20.0838	21.7186	28,467
	01	2015	21.7710	20.0838	35,592
	01	2014	22.7083	21.7710	46,338
	01	2013	17.5958	22.7083	50,142
	01	2012	14.7338	17.5958	40,472
	01	2011	16.0550	14.7338	45,848
	01	2010	10.0000	16.0550	199

	02	2019	20.4643	23.1886	0
	02	2018	24.4263	20.4643	0
	02	2017	20.9469	24.4263	0
	02	2016	19.4194	20.9469	0
	02	2015	21.1043	19.4194	0
	02	2014	22.0688	21.1043	0
	02	2013	17.1437	22.0688	0
	02	2012	14.3919	17.1437	0
	02	2011	15.7222	14.3919	0
	02	2010	10.0000	15.7222	0

	03	2019	19.9657	22.5910	4,651
	03	2018	23.8657	19.9657	8,748
	03	2017	20.4961	23.8657	11,611
	03	2016	19.0305	20.4961	10,476
	03	2015	20.7132	19.0305	11,607
	03	2014	21.6929	20.7132	11,910
	03	2013	16.8774	21.6929	12,194
	03	2012	14.1901	16.8774	12,409
	03	2011	15.5254	14.1901	13,331
	03	2010	10.0000	15.5254	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 29, 2020 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Masters Choice II
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

APRIL 29, 2020

MASTERS CHOICE II

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Masters Choice II (the “Contract”) issued by Delaware Life Insurance Company (the “Company” or “Delaware Life”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the Prospectus dated April 29, 2020. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581, or by telephoning (877) 253-2323.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

Group One Thousand One, LLC is the Company’s immediate corporate parent. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

2

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. You should consult a qualified tax professional.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

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TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	-	d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

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(d)

is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period:

(a)	the net asset value of a fund equals $ 18.38;

(b)	the per share amount of any dividend or capital gains distributions equal $0;

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and

(d)

the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322674 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00322674)	=	14.6115633

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

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Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323092 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323092) x 0.99991902	=	12.3845638

Example of Variable Annuity Payment Calculations

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•

at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

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Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845638	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2017, 2018, and 2019, were approximately, $72,466,231, $65,608,771, and $60,507,109, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account F as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

7

Delaware Life

Variable Account F – Regatta

Financial Statements as of and for the Year Ended December 31, 2019 and Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2019

Page(s)
Report of Independent Registered Public Accounting Firm....................................................................................................................................	1-3

Financial Statements

Statements of Assets and Liabilities...............................................................................................................................4-11

Statements of Operations..............................................................................................................................................12-56

Statements of Changes in Net Assets..........................................................................................................................57-124

Notes to the Financial Statements.............................................................................................................................125-158

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account F:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account F – Regatta indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account F - Regatta as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5) (1)	MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7) (1)
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2) (1)
AB VPS International Value Portfolio (Class B) Sub-Account (A98) (1)	MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1) (1)
AB VPS Large Cap Growth (Class B) Sub-Account (AC4) (2)	MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0) (1)
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74) (1)	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)
American Funds Growth Fund - Class 4 Sub-Account (AP0) (2)	MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3) (1)
American Funds Growth-Income Fund - Class 4 Sub-Account (AQ1) (2)	MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)
American Funds IS Asset Allocation - Class 4 Sub-Account (AS3) (2)	MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4) (1)
American Funds New World Fund - Class 4 Sub-Account (AQ3) (2)	MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5) (1)
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)	MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6) (1)
ClearBridge Variable Mid Cap Portfolio - Class II Sub-Account (L33) (2)	MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7) (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59)
(1)	MFS VIT II Global Research Portfolio I Class Sub-Account (MC8) (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)
(1)	MFS VIT II Global Research Portfolio S Class Sub-Account (MC9) (1)
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) (1)	MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0) (1)
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71) (1)	MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92) (1)
Columbia Variable Portfolio Select Large Cap Value- Class 2 Sub-Account (C91) (2)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) (1)	MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)
CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)	MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3) (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88) (1)	MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)
MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-Account (M98)
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9) (1)	(1)
MFS VIT II International Intrinsic Value Portfolio Service Class Sub-Account
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15) (1)	(M93) (1)

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

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MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)	(MD6) (1)
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account
First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	(MB3) (1)
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59) (1)	MFS VIT II Research International Portfolio I Class Sub-Account (ME2) (1)
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) (1)	MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)	MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5) (1)
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7) (1)
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	MFS VIT II Technology Portfolio I Class Sub-Account (ME4) (1)
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59) (1)	MFS VIT II Technology Portfolio S Class Sub-Account (MA2) (1)
MFS VIT III Blended Research Small Cap Equity Portfolio Service Class Sub-
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0) (1)	Account (MF3) (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)	MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5) (1)
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)	MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7) (1)
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9) (1)	MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9) (1)
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1)
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)	(1)
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0) (1)	MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)
Goldman Sachs VIT U.S. Equity Insights Fund - Service Class Sub-Account (G03)
(2)	MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2) (1)
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub-Account (O19)
(1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)
Invesco Oppenheimer V.I. Conservative Balanced Fund, Series II Sub-Account
(O23) (1)	MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4) (1)
Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) (1)	MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6) (1)
Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account (O21) (1)	MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7) (1)
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Sub-Account
(O04) (1)	MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)
Invesco V.I. American Value Fund Series II Sub-Account (V35) (1)	MFS VIT Total Return Series Service Class Sub-Account (M35) (1)
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-
Invesco V.I. Comstock Fund Series II Sub-Account (V13) (1)	Account (V43) (1)
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II Sub-
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11) (1)	Account (V44) (1)
Invesco V.I. International Growth Fund II Sub-Account (AC1) (1)	PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08) (1)
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88) (1)	PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0) (1)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94) (1)	(P70) (1)
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-
(L11) (1)	Account (P10) (1)
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (L18)
(1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17) (1)	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account (P20) (1)
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	PIMCO VIT Global Managed Asset Allocation Portfolio Advisor Class Sub-Account
(1)	(PD6) (1)
MFS U.S. Government Money Market Portfolio Service Class Sub-Account (MD9)
(1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)
MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)	PIMCO VIT StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2) (1)
MFS VIT I Growth Series Service Class Sub-Account (M80) (1)	PIMCO VIT Total Return Portfolio - Advisor Class Sub-Account (P68) (2)
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

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MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41) (1)	Putnam VT Equity Income Fund Class IB Sub-Account (P72) (1)
MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)	Putnam VT Income Fund - Class IB Sub-Account (P95) (2)
MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)	Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account (PI3) (1)
MFS VIT I Research Series Service Class Sub-Account (M82) (1)	Putnam VT Research Fund - Class IB Sub-Account (P79) (2)
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89) (1)	Rational Insider Buying VA Fund Sub-Account (H32) (1)
MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)	Rational Trend Aggregation VA Fund Sub-Account (H24) (1)
MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)	Wanger Select Fund Sub-Account (W41) (1)
MFS VIT I Value Series Initial Class Sub-Account (M83) (1)	Wanger USA Sub-Account (W42) (1)
MFS VIT I Value Series Service Class Sub-Account (M08) (1)

(1) Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018.

(2) Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and the period October 3, 2018 (commencement of operations) through December 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account F – Regatta based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Variable Account F - Regatta in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 27, 2020

We have served as the auditor of one or more of the subaccounts of Delaware Life Variable Account F - Regatta since 2013.

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

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DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

			Assets			Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account
(AL1)	3,748,101	$40,670,208	$37,855,824	$-	$37,855,824	$-	$37,855,824
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	5,395,054	63,175,218	72,077,915	-	72,077,915	-	72,077,915
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	187,121	3,633,062	4,331,861	-	4,331,861	-	4,331,861
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	1,922,645	26,407,773	27,378,458	-	27,378,458	31	27,378,427
AB VPS Large Cap Growth (Class B) Sub-Account (AC4)	1,577	89,637	90,321	-	90,321	-	90,321
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	705,264	13,598,493	12,497,272	1,095	12,498,367	-	12,498,367
American Funds Growth Fund - Class 4 Sub-Account (AP0)	1,510	110,462	119,876	-	119,876	-	119,876
American Funds Growth-Income Fund - Class 4 Sub-Account (AQ1)	144	6,999	7,109	-	7,109	-	7,109
American Funds IS Asset Allocation - Class 4 Sub-Account (AS3)	4,824	110,160	114,179	-	114,179	-	114,179
American Funds New World Fund - Class 4 Sub-Account (AQ3)	146	3,408	3,715	-	3,715	-	3,715
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	26,982,929	384,321,808	390,712,807	60,430	390,773,237	-	390,773,237
ClearBridge Variable Mid Cap Portfolio - Class II Sub-Account (L33)	1,229	25,458	27,625	-	27,625	-	27,625
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account
(C71)	1,365	24,419	21,229	-	21,229	-	21,229
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-
Account (C59)	2,998	42,335	65,592	-	65,592	-	65,592
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-
Account (C60)	2,586,425	33,655,113	55,246,039	561	55,246,600	-	55,246,600
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89)	4,110	129,006	154,346	-	154,346	-	154,346
CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90)	452,533	10,515,024	16,594,376	3,047	16,597,423	-	16,597,423
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account
(C58)	348,440	4,575,866	4,641,220	-	4,641,220	-	4,641,220
Columbia Variable Portfolio Select Large Cap Value- Class 2 Sub-
Account (C91) ¹	1,340	33,364	36,216	-	36,216	-	36,216
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	5,404,698	91,224,291	102,797,362	175	102,797,537	-	102,797,537
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	3,941,620	125,236,410	142,292,470	65,994	142,358,464	1	142,358,463
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	167,658	2,109,419	2,233,208	-	2,233,208	-	2,233,208
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	907,099	11,156,087	11,901,135	-	11,901,135	-	11,901,135
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	1,376,073	16,687,755	19,154,940	-	19,154,940	-	19,154,940
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,435,349	76,294,758	77,322,344	785	77,323,129	-	77,323,129
First Eagle Overseas Variable Fund Sub-Account (FE3)	8,551,102	225,920,060	220,190,867	-	220,190,867	102	220,190,765
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account
(T21)	1,929,413	14,793,307	20,664,008	490	20,664,498	-	20,664,498
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	5,596,327	79,462,540	77,956,830	3,410	77,960,240	-	77,960,240
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) ¹	3,846,954	26,357,486	26,197,758	-	26,197,758	-	26,197,758
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	273,583	4,627,384	4,467,613	540	4,468,153	-	4,468,153
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,329,518	16,657,527	14,491,742	-	14,491,742	643	14,491,099
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	3,501,407	53,762,709	55,707,393	-	55,707,393	205	55,707,188
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	94,320	1,484,547	1,539,309	-	1,539,309	-	1,539,309
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	6,480,421	122,941,484	121,896,717	62	121,896,779	-	121,896,779
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	11,813	234,118	224,329	-	224,329	-	224,329
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account
(F53)	1,507,252	24,637,136	22,684,139	269	22,684,408	-	22,684,408
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account
(FJ9)	16,867	286,849	261,610	-	261,610	-	261,610

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

			Assets			Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account
(T28)	1,168,251	$12,751,729	$12,325,046	$593	$12,325,639	$-	$12,325,639
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	14,391	157,879	155,855	-	155,855	-	155,855
Goldman Sachs VIT U.S. Equity Insights Fund - Service Class Sub-
Account (G03)	2,025	36,423	36,538	-	36,538	-	36,538
Rational Trend Aggregation VA Fund Sub-Account (H24)	69,919	840,848	783,087	-	783,087	-	783,087
Rational Insider Buying VA Fund Sub-Account (H32)	87,407	1,095,722	1,040,138	-	1,040,138	-	1,040,138
Invesco V.I. American Value Fund Series II Sub-Account (V35)	342,275	5,542,036	5,387,403	108	5,387,511	-	5,387,511
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,464,180	26,251,010	25,022,833	-	25,022,833	2	25,022,831
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	5,108,447	88,993,175	88,989,150	-	88,989,150	9,742	88,979,408
Invesco V.I. International Growth Fund II Sub-Account (AC1)	61,845	2,182,434	2,379,793	-	2,379,793	2	2,379,791
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account
(J88)	3,651,195	39,469,691	40,491,756	-	40,491,756	-	40,491,756
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account
(J94)	495,426	14,203,226	15,769,422	-	15,769,422	-	15,769,422
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-
Account (L11)	1,422,106	27,408,748	31,286,324	59	31,286,383	-	31,286,383
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-
Account (L18)	1,677,118	20,426,079	21,836,081	1,193	21,837,274	-	21,837,274
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account
(L17)	1,919,900	33,014,942	31,755,152	188	31,755,340	-	31,755,340
MFS VIT Total Return Series Initial Class Sub-Account (M07)	12,419,608	283,134,384	309,248,251	-	309,248,251	693,881	308,554,370
MFS VIT Total Return Series Service Class Sub-Account (M35)	11,720,499	264,334,990	286,331,800	412	286,332,212	2,641	286,329,571
MFS VIT I Growth Series Initial Class Sub-Account (M31)	2,574,117	99,550,645	152,902,538	63,612	152,966,150	-	152,966,150
MFS VIT I Growth Series Service Class Sub-Account (M80)	393,896	17,441,271	22,381,169	1,071	22,382,240	-	22,382,240
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,387,147	21,152,952	23,775,986	4,411	23,780,397	167	23,780,230
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	2,786,030	23,301,344	25,547,893	494	25,548,387	-	25,548,387
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	2,616,906	46,954,752	53,070,856	-	53,070,856	120	53,070,736
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	1,997,845	32,625,608	36,001,153	1,693	36,002,846	-	36,002,846
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	33,083,191	432,175,756	438,021,461	48,357	438,069,818	-	438,069,818
MFS VIT I Research Series Service Class Sub-Account (M82)	4,017,048	106,052,654	116,695,230	147	116,695,377	-	116,695,377
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	2,851,108	90,029,747	100,301,995	56,366	100,358,361	166	100,358,195
MFS VIT I Utilities Series Service Class Sub-Account (M40)	1,426,931	40,152,552	49,314,750	751	49,315,501	1	49,315,500
MFS VIT I Value Series Initial Class Sub-Account (M83)	10,488,488	196,247,906	219,733,814	76,219	219,810,033	-	219,810,033
MFS VIT I Value Series Service Class Sub-Account (M08)	5,068,674	94,392,974	104,009,198	4,226	104,013,424	-	104,013,424
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account
(MB6)	4,731,042	202,524,237	251,029,115	126,044	251,155,159	-	251,155,159
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account
(MB7)	1,136,777	52,016,899	59,726,276	12,494	59,738,770	-	59,738,770
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	4,100,913	47,644,283	48,964,906	17,743	48,982,649	401	48,982,248

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

			Assets			Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	10,134,900	$115,482,161	$119,389,123	$-	$119,389,123	$ 13,561	$119,375,562
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	3,992,635	83,454,848	99,057,279	48,268	99,105,547	585	99,104,962
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,639,014	37,017,134	40,155,836	12,670	40,168,506	-	40,168,506
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account
(MC3)	972,937	14,151,246	16,588,570	11,381	16,599,951	-	16,599,951
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account
(MA1)	931,340	13,276,454	15,637,199	159	15,637,358	-	15,637,358
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	857,979	9,118,239	9,188,954	25,306	9,214,260	-	9,214,260
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	76,524	792,985	803,500	-	803,500	-	803,500
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	1,679,463	34,636,380	48,032,651	40,386	48,073,037	-	48,073,037
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	73,578	1,511,424	2,098,442	-	2,098,442	-	2,098,442
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	2,567,747	53,975,262	82,655,789	66,286	82,722,075	-	82,722,075
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	151,727	3,674,427	4,864,377	-	4,864,377	4	4,864,373
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account
(MD0)	2,589,244	38,955,974	41,065,410	51,852	41,117,262	-	41,117,262
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account
(M92)	33,214,414	494,206,294	517,148,430	636	517,149,066	-	517,149,066
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	5,845,342	74,569,224	72,774,512	44,878	72,819,390	-	72,819,390
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	11,918,217	150,089,719	147,547,523	10,514	147,558,037	-	147,558,037
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	8,344,975	48,134,717	47,733,258	2,931	47,736,189	-	47,736,189
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	6,300,881	36,026,259	35,599,980	1,344	35,601,324	-	35,601,324
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	2,467,309	33,025,985	35,183,822	5,780	35,189,602	411	35,189,191
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,122,215	15,139,247	15,834,456	-	15,834,456	43	15,834,413
MFS VIT II International Intrinsic Value Portfolio Initial Class Sub-
Account (M98) ¹	1,386,740	29,207,789	41,519,003	14,154	41,533,157	-	41,533,157
MFS VIT II International Intrinsic Value Portfolio Service Class Sub-
Account (M93) ¹	2,752,287	61,806,487	81,109,909	700	81,110,609	-	81,110,609
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-
Account (MD6)	14,606,848	227,364,742	329,822,627	533,608	330,356,235	583	330,355,652
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-
Account (MB3)	1,628,039	26,919,991	36,256,430	10,966	36,267,396	-	36,267,396
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account
(MD8)	38,022,610	38,022,610	38,022,610	-	38,022,610	44,640	37,977,970
MFS U.S. Government Money Market Portfolio Service Class Sub-
Account (MD9)	107,714,122	107,714,122	107,714,122	1,970	107,716,092	-	107,716,092
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,194,337	16,831,305	20,255,954	300	20,256,254	-	20,256,254
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	2,302,756	33,596,812	38,548,132	914	38,549,046	-	38,549,046
MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5)	2,547,270	25,102,083	25,421,755	-	25,421,755	8,223	25,413,532
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	409,063	3,990,086	4,049,722	589	4,050,311	-	4,050,311
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	848,734	11,924,036	17,976,176	8,764	17,984,940	153	17,984,787
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	83,307	1,119,724	1,658,655	-	1,658,655	-	1,658,655

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

			Assets			Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
MFS VIT III Blended Research Small Cap Equity Portfolio Service Class
Sub-Account (MF3)	4,660,032	$54,780,766	$52,378,757	$1,086	$52,379,843	$-	$52,379,843
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account
(MF5)	35,392,573	400,445,160	405,952,819	-	405,952,819	1,065	405,951,754
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account
(MF6)	109,617	1,502,051	1,744,002	185	1,744,187	-	1,744,187
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account
(MF7)	2,722,138	42,484,156	50,522,885	667	50,523,552	1	50,523,551
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account
(MF9)	27,262,051	312,047,060	325,781,512	178	325,781,690	-	325,781,690
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account
(MG1)	10,944,057	111,750,792	116,991,964	-	116,991,964	2,099	116,989,865
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	18,656,563	191,383,890	192,908,863	5,783	192,914,646	-	192,914,646
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account
(MG2)	10,594,871	108,477,576	109,445,018	372	109,445,390	-	109,445,390
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	2,807,563	22,817,657	24,538,099	244	24,538,343	-	24,538,343
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4)	2,466,282	19,823,423	21,333,339	114	21,333,453	-	21,333,453
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account
(MG6)	98,517,891	1,233,889,336	1,302,406,516	178,076	1,302,584,592	-	1,302,584,592
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account
(MG7)	824,431	8,004,636	7,625,981	115	7,626,096	-	7,626,096
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II
Sub-Account (V44)	335,263	10,158,671	11,234,668	174	11,234,842	-	11,234,842
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II
Sub-Account (V43) ¹	622,003	7,429,607	7,855,904	106	7,856,010	-	7,856,010
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub-
Account (O19) ¹	237,047	12,290,158	13,907,544	532	13,908,076	-	13,908,076
Invesco Oppenheimer V.I. Conservative Balanced Fund, Series II Sub-
Account (O23) ¹	684,314	9,724,736	11,010,608	-	11,010,608	-	11,010,608
Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) ¹	370,642	14,583,037	15,548,415	540	15,548,955	-	15,548,955
Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account (O21)
¹	5,236,288	146,213,075	152,114,180	6,455	152,120,635	1	152,120,634
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Sub-
Account (O04) ¹	209,405	4,828,429	4,793,288	-	4,793,288	2	4,793,286
PIMCO VIT StocksPLUS Global Portfolio Advisor Class Sub-Account
(PH2)	42,706	358,829	376,666	-	376,666	-	376,666
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	1,574,399	16,328,752	16,987,769	-	16,987,769	-	16,987,769
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	1,355,504	14,216,372	14,802,101	-	14,802,101	-	14,802,101
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-
Account (P70)	39,387	294,272	255,626	-	255,626	-	255,626
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class
Sub-Account (P10)	3,590,137	25,416,578	23,012,776	126	23,012,902	-	23,012,902
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account
(PK8)	599,103	7,704,898	7,902,165	636	7,902,801	-	7,902,801
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-
Account (P20)	16,015	206,864	211,235	-	211,235	-	211,235
PIMCO VIT Global Managed Asset Allocation Portfolio Advisor Class
Sub-Account (PD6) ¹	30,328,711	360,158,978	381,838,471	27,293	381,865,764	-	381,865,764
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	2,562,510	32,343,916	32,390,133	11	32,390,144	-	32,390,144
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	12,098,994	132,141,247	133,330,919	352	133,331,271	-	133,331,271
PIMCO VIT Total Return Portfolio - Advisor Class Sub-Account (P68)	1,853	20,449	20,424	-	20,424	-	20,424
Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account
(PI3)	1,456,123	14,876,385	14,604,913	-	14,604,913	-	14,604,913
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	514,970	12,310,812	13,842,390	-	13,842,390	-	13,842,390
Putnam VT Income Fund - Class IB Sub-Account (P95)	639	7,240	7,351	-	7,351	-	7,351
Putnam VT Research Fund - Class IB Sub-Account (P79)	567	14,988	16,907	-	16,907	-	16,907
Wanger Select Fund Sub-Account (W41)	14,071	259,174	257,366	-	257,366	-	257,366
Wanger USA Sub-Account (W42)	1,695	39,928	37,721	-	37,721	-	37,721

1This Sub-Account had a name change in 2019. Refer to Note 1 in the Variable Account's Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
AL1	2,340,904	$37,855,824	$-	$37,855,824
AO5	5,551,012	72,077,915	-	72,077,915
AM2	421,037	4,331,861	-	4,331,861
A98	3,626,556	27,276,911	101,516	27,378,427
AC4	7,757	90,321	-	90,321
A74	576,830	12,463,913	34,454	12,498,367
AP0	10,862	119,876	-	119,876
AQ1	654	7,109	-	7,109
AS3	10,471	114,179	-	114,179
AQ3	323	3,715	-	3,715
B18	22,286,973	390,671,083	102,154	390,773,237
L33	2,537	27,625	-	27,625
C71	944	21,229	-	21,229
C59	3,939	65,592	-	65,592
C60	3,355,394	55,004,913	241,687	55,246,600
C89	9,175	154,346	-	154,346
C90	987,736	16,509,416	88,007	16,597,423
C58	380,321	4,641,220	-	4,641,220
C91	3,422	36,216	-	36,216
FD7	5,062,414	102,795,692	1,845	102,797,537
F24	6,086,530	142,154,064	204,399	142,358,463
F88	129,978	2,233,208	-	2,233,208
FB9	657,257	11,901,135	-	11,901,135
F15	1,025,139	19,154,940	-	19,154,940
F41	3,638,561	77,215,758	107,371	77,323,129
FE3	13,956,758	220,083,789	106,976	220,190,765
T21	1,213,365	20,632,508	31,990	20,664,498
T20	3,970,974	77,796,499	163,741	77,960,240
FE6	1,669,351	26,197,758	-	26,197,758
T59	427,256	4,461,951	6,202	4,468,153
F56	642,518	14,470,875	20,224	14,491,099
F59	3,499,450	55,691,809	15,379	55,707,188
FF0	97,632	1,539,309	-	1,539,309
F54	4,608,107	121,777,882	118,897	121,896,779
FG8	11,683	224,329	-	224,329
F53	564,908	22,677,904	6,504	22,684,408
FJ9	11,424	261,610	-	261,610
T28	846,888	12,318,835	6,804	12,325,639
FJ0	12,959	155,855	-	155,855
G03	3,522	36,538	-	36,538
H24	55,201	783,087	-	783,087
H32	55,082	1,040,138	-	1,040,138

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
V35	271,291	$5,382,849	$4,662	$5,387,511
V13	1,331,139	25,016,155	6,676	25,022,831
V11	4,591,136	88,916,943	62,465	88,979,408
AC1	151,039	2,372,763	7,028	2,379,791
J88	3,728,909	40,491,756	-	40,491,756
J94	574,362	15,769,422	-	15,769,422
L11	2,926,589	31,252,182	34,201	31,286,383
L18	665,279	21,810,279	26,995	21,837,274
L17	1,152,329	31,748,996	6,344	31,755,340
M07	20,851,912	305,112,397	3,441,973	308,554,370
M35	19,920,899	285,553,315	776,256	286,329,571
M31	3,740,843	152,310,334	655,816	152,966,150
M80	512,464	22,324,604	57,636	22,382,240
MF1	1,585,873	23,495,648	284,582	23,780,230
M41	788,367	25,422,278	126,109	25,548,387
M05	2,988,255	52,878,792	191,944	53,070,736
M42	1,693,473	35,921,424	81,422	36,002,846
M89	37,989,667	437,887,945	181,873	438,069,818
M82	5,170,576	116,614,184	81,193	116,695,377
M44	7,697,178	99,491,764	866,431	100,358,195
M40	3,882,378	49,307,051	8,449	49,315,500
M83	11,986,049	218,221,217	1,588,816	219,810,033
M08	5,322,655	103,576,808	436,616	104,013,424
MB6	6,487,980	248,098,894	3,056,265	251,155,159
MB7	1,845,504	59,584,408	154,362	59,738,770
MC0	1,943,211	48,522,057	460,191	48,982,248
MA0	6,042,604	119,211,514	164,048	119,375,562
MC2	2,842,931	98,383,693	721,269	99,104,962
MC1	1,523,361	40,019,801	148,705	40,168,506
MC3	504,336	16,453,376	146,575	16,599,951
MA1	858,553	15,635,678	1,680	15,637,358
MC4	488,093	9,115,566	98,694	9,214,260
MC5	54,156	803,500	-	803,500
MC6	1,046,941	47,715,075	357,962	48,073,037
MC7	62,083	2,098,442	-	2,098,442
MC8	2,503,331	81,912,468	809,607	82,722,075
MC9	196,208	4,824,648	39,725	4,864,373
MD0	1,307,551	40,776,608	340,654	41,117,262
M92	36,890,746	517,013,366	135,700	517,149,066
M96	3,639,440	72,262,666	556,724	72,819,390
MD2	11,100,477	147,169,221	388,816	147,558,037

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
MA6	1,688,655	$47,300,480	$435,709	$47,736,189
MA3	1,558,342	35,442,360	158,964	35,601,324
M97	1,237,228	34,666,784	522,407	35,189,191
MD5	808,213	15,733,437	100,976	15,834,413
M98	934,776	41,097,300	435,857	41,533,157
M93	4,106,841	80,929,617	180,992	81,110,609
MD6	11,233,612	325,557,528	4,798,124	330,355,652
MB3	1,119,963	36,152,010	115,386	36,267,396
MD8	3,364,994	37,310,612	667,358	37,977,970
MD9	12,065,194	107,519,341	196,751	107,716,092
ME2	932,101	20,202,062	54,192	20,256,254
ME3	1,520,079	38,517,019	32,027	38,549,046
MA5	1,166,830	25,336,476	77,056	25,413,532
MA7	208,505	4,013,731	36,580	4,050,311
ME4	998,683	17,830,355	154,432	17,984,787
MA2	49,526	1,658,655	-	1,658,655
MF3	2,340,999	52,168,314	211,529	52,379,843
MF5	22,941,913	405,633,626	318,128	405,951,754
MF6	52,821	1,742,142	2,045	1,744,187
MF7	2,253,830	50,413,583	109,968	50,523,551
MF9	12,493,257	325,779,812	1,878	325,781,690
MG1	9,471,698	116,917,459	72,406	116,989,865
MF2	18,692,242	192,325,925	588,721	192,914,646
MG2	10,825,862	109,424,356	21,034	109,445,390
MG3	1,024,055	24,495,873	42,470	24,538,343
MG4	902,847	21,328,530	4,923	21,333,453
MG6	59,093,135	1,301,400,061	1,184,531	1,302,584,592
MG7	251,133	7,621,100	4,996	7,626,096

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
V44	353,950	$11,233,005	$1,837	$11,234,842
V43	278,593	7,851,398	4,612	7,856,010
O19	420,729	13,855,218	52,858	13,908,076
O23	967,190	11,010,608	-	11,010,608
O20	518,280	15,542,802	6,153	15,548,955
O21	4,719,995	151,744,666	375,968	152,120,634
O04	112,700	4,768,570	24,716	4,793,286
PH2	23,358	376,666	-	376,666
P08	1,102,174	16,987,769	-	16,987,769
PC0	1,187,243	14,802,101	-	14,802,101
P70	52,264	255,626	-	255,626
P10	4,210,677	22,922,293	90,609	23,012,902
PK8	254,755	7,871,458	31,343	7,902,801
P20	16,181	211,235	-	211,235
PD6	28,128,118	381,803,602	62,162	381,865,764
P06	2,006,490	32,377,117	13,027	32,390,144
P07	7,707,882	133,108,430	222,841	133,331,271
P68	1,895	20,424	-	20,424
PI3	1,404,143	14,604,913	-	14,604,913
P72	532,161	13,842,390	-	13,842,390
P95	664	7,351	-	7,351
P79	1,490	16,907	-	16,907
W41	9,137	257,366	-	257,366
W42	1,276	37,721	-	37,721

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	AL1	AO5	AM2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$889,749	$1,298,355	$12,165
Expenses:
Mortality and expense risk charges	(478,739)	(880,798)	(54,313)
Distribution and administration charges	(152,735)	(281,359)	(18,189)
Net investment income (loss)	258,275	136,198	(60,337)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,217,479)	1,738,964	151,872
Realized gain distributions	4,615,722	82,153	108,202
Net realized gains (losses)	3,398,243	1,821,117	260,074
Net change in unrealized appreciation (depreciation)	2,188,551	7,340,627	787,565
Net realized and change in unrealized gains (losses)	5,586,794	9,161,744	1,047,639
Net increase (decrease) in net assets from operations	$5,845,069	$9,297,942	$987,302

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	A98	AC4	A74
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$217,366	$-	$40,123
Expenses:
Mortality and expense risk charges	(347,050)	(221)	(156,400)
Distribution and administration charges	(114,448)	(91)	(52,481)
Net investment income (loss)	(244,132)	(312)	(168,758)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	389,132	(563)	(216,381)
Realized gain distributions	-	5,983	1,385,859
Net realized gains (losses)	389,132	5,420	1,169,478
Net change in unrealized appreciation (depreciation)	3,647,301	684	968,916
Net realized and change in unrealized gains (losses)	4,036,433	6,104	2,138,394
Net increase (decrease) in net assets from operations	$3,792,301	$5,792	$1,969,636

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	AP0	AQ1	AS3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$424	$41	$1,344
Expenses:
Mortality and expense risk charges	(306)	(4)	(180)
Distribution and administration charges	(125)	(2)	(74)
Net investment income (loss)	(7)	35	1,090
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	562	3	181
Realized gain distributions	-	-	-
Net realized gains (losses)	562	3	181
Net change in unrealized appreciation (depreciation)	9,414	110	4,019
Net realized and change in unrealized gains (losses)	9,976	113	4,200
Net increase (decrease) in net assets from operations	$9,969	$148	$5,290

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	AQ3	B18	L33
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$22	$4,803,345	$93
Expenses:
Mortality and expense risk charges	(9)	(4,895,209)	(112)
Distribution and administration charges	(4)	(1,559,478)	(46)
Net investment income (loss)	9	(1,651,342)	(65)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8	230,074	18
Realized gain distributions	-	15,167,268	192
Net realized gains (losses)	8	15,397,342	210
Net change in unrealized appreciation (depreciation)	307	44,387,747	2,167
Net realized and change in unrealized gains (losses)	315	59,785,089	2,377
Net increase (decrease) in net assets from operations	$324	$58,133,747	$2,312

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	C71	C59	C60
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$55	$-	$-
Expenses:
Mortality and expense risk charges	(260)	(743)	(707,010)
Distribution and administration charges	(79)	(228)	(240,174)
Net investment income (loss)	(284)	(971)	(947,184)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(537)	2,801	5,523,482
Realized gain distributions	1,803	-	-
Net realized gains (losses)	1,266	2,801	5,523,482
Net change in unrealized appreciation (depreciation)	2,515	14,041	11,405,519
Net realized and change in unrealized gains (losses)	3,781	16,842	16,929,001
Net increase (decrease) in net assets from operations	$3,497	$15,871	$15,981,817

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	C89	C90	C58
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$83,925
Expenses:
Mortality and expense risk charges	(1,990)	(213,193)	(58,666)
Distribution and administration charges	(748)	(74,167)	(20,004)
Net investment income (loss)	(2,738)	(287,360)	5,255
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	755	1,871,889	62,314
Realized gain distributions	-	-	662,137
Net realized gains (losses)	755	1,871,889	724,451
Net change in unrealized appreciation (depreciation)	36,444	2,765,257	261,230
Net realized and change in unrealized gains (losses)	37,199	4,637,146	985,681
Net increase (decrease) in net assets from operations	$34,461	$4,349,786	$990,936

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	C91	FD7	F24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$1,562,247	$304,579
Expenses:
Mortality and expense risk charges	(128)	(1,253,643)	(1,777,734)
Distribution and administration charges	(53)	(393,142)	(579,684)
Net investment income (loss)	(181)	(84,538)	(2,052,839)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	299	2,017,426	3,284,919
Realized gain distributions	-	4,938,194	17,277,526
Net realized gains (losses)	299	6,955,620	20,562,445
Net change in unrealized appreciation (depreciation)	2,852	13,264,132	17,701,255
Net realized and change in unrealized gains (losses)	3,151	20,219,752	38,263,700
Net increase (decrease) in net assets from operations	$2,970	$20,135,214	$36,210,861

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F88	FB9	F15
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$41,047	$208,103	$331,863
Expenses:
Mortality and expense risk charges	(31,556)	(148,454)	(235,321)
Distribution and administration charges	(11,160)	(51,070)	(77,027)
Net investment income (loss)	(1,669)	8,579	19,515
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	32,469	209,038	517,324
Realized gain distributions	105,893	861,081	1,061,400
Net realized gains (losses)	138,362	1,070,119	1,578,724
Net change in unrealized appreciation (depreciation)	178,241	669,304	1,527,161
Net realized and change in unrealized gains (losses)	316,603	1,739,423	3,105,885
Net increase (decrease) in net assets from operations	$314,934	$1,748,002	$3,125,400

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F41	FE3	T21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$517,912	$679,101	$202,829
Expenses:
Mortality and expense risk charges	(980,495)	(2,782,354)	(261,034)
Distribution and administration charges	(331,008)	(892,026)	(90,497)
Net investment income (loss)	(793,591)	(2,995,279)	(148,702)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,529,305)	(5,239,074)	739,656
Realized gain distributions	9,283,963	7,362,449	-
Net realized gains (losses)	6,754,658	2,123,375	739,656
Net change in unrealized appreciation (depreciation)	9,323,427	33,329,453	3,955,027
Net realized and change in unrealized gains (losses)	16,078,085	35,452,828	4,694,683
Net increase (decrease) in net assets from operations	$15,284,494	$32,457,549	$4,545,981

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	T20	FE6	T59
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,352,674	$923,874	$300,247
Expenses:
Mortality and expense risk charges	(977,870)	(324,819)	(57,491)
Distribution and administration charges	(372,562)	(102,464)	(23,723)
Net investment income (loss)	2,242	496,591	219,033
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,246,223)	(52,645)	(34,844)
Realized gain distributions	807,401	1,703,218	-
Net realized gains (losses)	(438,822)	1,650,573	(34,844)
Net change in unrealized appreciation (depreciation)	8,345,887	2,127,360	(164,682)
Net realized and change in unrealized gains (losses)	7,907,065	3,777,933	(199,526)
Net increase (decrease) in net assets from operations	$7,909,307	$4,274,524	$19,507

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F56	F59	FF0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$399,185	$2,992,771	$80,257
Expenses:
Mortality and expense risk charges	(184,245)	(703,770)	(19,142)
Distribution and administration charges	(64,043)	(231,010)	(5,807)
Net investment income (loss)	150,897	2,057,991	55,308
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(676,445)	(222,539)	18,026
Realized gain distributions	2,742,217	904,526	24,710
Net realized gains (losses)	2,065,772	681,987	42,736
Net change in unrealized appreciation (depreciation)	(362,298)	4,947,386	133,681
Net realized and change in unrealized gains (losses)	1,703,474	5,629,373	176,417
Net increase (decrease) in net assets from operations	$1,854,371	$7,687,364	$231,725

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F54	FG8	F53
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,184,955	$3,720	$242,085
Expenses:
Mortality and expense risk charges	(1,538,837)	(3,112)	(284,168)
Distribution and administration charges	(506,462)	(971)	(99,972)
Net investment income (loss)	139,656	(363)	(142,055)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,855,630	(11,920)	(1,538,446)
Realized gain distributions	11,683,042	20,908	3,856,572
Net realized gains (losses)	15,538,672	8,988	2,318,126
Net change in unrealized appreciation (depreciation)	7,202,452	38,793	2,835,195
Net realized and change in unrealized gains (losses)	22,741,124	47,781	5,153,321
Net increase (decrease) in net assets from operations	$22,880,780	$47,418	$5,011,266

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	FJ9	T28	FJ0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,571	$647,363	$8,028
Expenses:
Mortality and expense risk charges	(3,867)	(156,769)	(2,006)
Distribution and administration charges	(1,494)	(55,204)	(635)
Net investment income (loss)	(1,790)	435,390	5,387
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(49,509)	(283,096)	(5,902)
Realized gain distributions	63,357	-	-
Net realized gains (losses)	13,848	(283,096)	(5,902)
Net change in unrealized appreciation (depreciation)	57,431	632,479	12,705
Net realized and change in unrealized gains (losses)	71,279	349,383	6,803
Net increase (decrease) in net assets from operations	$69,489	$784,773	$12,190

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	G03	H24	H32
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$362	$21,359	$-
Expenses:
Mortality and expense risk charges	(49)	(9,246)	(11,977)
Distribution and administration charges	(20)	(3,126)	(4,190)
Net investment income (loss)	293	8,987	(16,167)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12	(22,842)	(42,335)
Realized gain distributions	1,265	-	208,439
Net realized gains (losses)	1,277	(22,842)	166,104
Net change in unrealized appreciation (depreciation)	115	60,335	64,584
Net realized and change in unrealized gains (losses)	1,392	37,493	230,688
Net increase (decrease) in net assets from operations	$1,685	$46,480	$214,521

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	V35	V13	V11
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$22,148	$412,806	$2,035,389
Expenses:
Mortality and expense risk charges	(66,461)	(308,697)	(1,097,319)
Distribution and administration charges	(23,477)	(105,099)	(350,383)
Net investment income (loss)	(67,790)	(990)	587,687
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(118,914)	(153,610)	(1,043,161)
Realized gain distributions	393,568	3,152,144	6,344,088
Net realized gains (losses)	274,654	2,998,534	5,300,927
Net change in unrealized appreciation (depreciation)	879,227	2,129,231	9,074,976
Net realized and change in unrealized gains (losses)	1,153,881	5,127,765	14,375,903
Net increase (decrease) in net assets from operations	$1,086,091	$5,126,775	$14,963,590

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	AC1	J88	J94
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$30,282	$951,868	$89,979
Expenses:
Mortality and expense risk charges	(32,068)	(494,895)	(178,379)
Distribution and administration charges	(9,766)	(155,363)	(56,006)
Net investment income (loss)	(11,552)	301,610	(144,406)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	49,241	(74,563)	451,216
Realized gain distributions	152,205	-	1,028,826
Net realized gains (losses)	201,446	(74,563)	1,480,042
Net change in unrealized appreciation (depreciation)	387,748	2,153,039	2,346,047
Net realized and change in unrealized gains (losses)	589,194	2,078,476	3,826,089
Net increase (decrease) in net assets from operations	$577,642	$2,380,086	$3,681,683

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	L11	L18	L17
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$274,876	$-	$385,355
Expenses:
Mortality and expense risk charges	(382,467)	(275,299)	(408,075)
Distribution and administration charges	(128,634)	(103,454)	(140,080)
Net investment income (loss)	(236,225)	(378,753)	(162,800)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	216,081	(491,855)	(1,603,029)
Realized gain distributions	-	1,981,410	783,134
Net realized gains (losses)	216,081	1,489,555	(819,895)
Net change in unrealized appreciation (depreciation)	4,748,459	5,293,168	6,717,165
Net realized and change in unrealized gains (losses)	4,964,540	6,782,723	5,897,270
Net increase (decrease) in net assets from operations	$4,728,315	$6,403,970	$5,734,470

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M07	M35	M31
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,081,231	$6,047,457	$-
Expenses:
Mortality and expense risk charges	(3,717,073)	(3,560,796)	(1,804,705)
Distribution and administration charges	(554,021)	(1,181,304)	(296,954)
Net investment income (loss)	2,810,137	1,305,357	(2,101,659)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,224,356	3,792,855	12,500,534
Realized gain distributions	8,060,058	7,731,866	12,699,851
Net realized gains (losses)	11,284,414	11,524,721	25,200,385
Net change in unrealized appreciation (depreciation)	38,023,976	35,380,547	21,375,801
Net realized and change in unrealized gains (losses)	49,308,390	46,905,268	46,576,186
Net increase (decrease) in net assets from operations	$52,118,527	$48,210,625	$44,474,527

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M80	MF1	M41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-
Expenses:
Mortality and expense risk charges	(254,957)	(281,497)	(314,694)
Distribution and administration charges	(93,934)	(58,531)	(110,245)
Net investment income (loss)	(348,891)	(340,028)	(424,939)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,654,338	1,027,295	939,177
Realized gain distributions	1,878,055	2,978,075	3,426,547
Net realized gains (losses)	3,532,393	4,005,370	4,365,724
Net change in unrealized appreciation (depreciation)	3,209,092	3,422,127	3,846,452
Net realized and change in unrealized gains (losses)	6,741,485	7,427,497	8,212,176
Net increase (decrease) in net assets from operations	$6,392,594	$7,087,469	$7,787,237

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M05	M42	M89
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$13,994,861
Expenses:
Mortality and expense risk charges	(614,668)	(444,962)	(5,374,543)
Distribution and administration charges	(128,845)	(165,788)	(1,703,198)
Net investment income (loss)	(743,513)	(610,750)	6,917,120
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	443,449	1,873,138	(1,294,208)
Realized gain distributions	9,132,191	6,916,160	-
Net realized gains (losses)	9,575,640	8,789,298	(1,294,208)
Net change in unrealized appreciation (depreciation)	7,809,540	3,759,741	29,519,797
Net realized and change in unrealized gains (losses)	17,385,180	12,549,039	28,225,589
Net increase (decrease) in net assets from operations	$16,641,667	$11,938,289	$35,142,709

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M82	M44	M40
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$680,489	$3,942,968	$1,838,637
Expenses:
Mortality and expense risk charges	(1,473,624)	(1,210,611)	(607,330)
Distribution and administration charges	(480,825)	(210,784)	(211,541)
Net investment income (loss)	(1,273,960)	2,521,573	1,019,766
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,179,396	(1,091,780)	972,263
Realized gain distributions	11,904,875	289,538	145,633
Net realized gains (losses)	17,084,271	(802,242)	1,117,896
Net change in unrealized appreciation (depreciation)	14,996,133	18,956,238	8,116,274
Net realized and change in unrealized gains (losses)	32,080,404	18,153,996	9,234,170
Net increase (decrease) in net assets from operations	$30,806,444	$20,675,569	$10,253,936

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M83	M08	MB6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,557,001	$1,948,381	$3,582,421
Expenses:
Mortality and expense risk charges	(2,700,578)	(1,287,156)	(2,976,851)
Distribution and administration charges	(791,580)	(443,726)	(481,940)
Net investment income (loss)	1,064,843	217,499	123,630
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,427,772	123,222	18,304,969
Realized gain distributions	9,590,957	4,681,544	18,079,163
Net realized gains (losses)	17,018,729	4,804,766	36,384,132
Net change in unrealized appreciation (depreciation)	34,673,474	20,169,467	21,892,323
Net realized and change in unrealized gains (losses)	51,692,203	24,974,233	58,276,455
Net increase (decrease) in net assets from operations	$52,757,046	$25,191,732	$58,400,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB7	MC0	MA0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$731,235	$1,869,706	$4,238,840
Expenses:
Mortality and expense risk charges	(730,696)	(598,747)	(1,478,066)
Distribution and administration charges	(275,671)	(112,268)	(467,613)
Net investment income (loss)	(275,132)	1,158,691	2,293,161
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,405,201	(289,863)	(438,794)
Realized gain distributions	4,442,609	-	-
Net realized gains (losses)	8,847,810	(289,863)	(438,794)
Net change in unrealized appreciation (depreciation)	5,301,682	5,159,392	12,285,001
Net realized and change in unrealized gains (losses)	14,149,492	4,869,529	11,846,207
Net increase (decrease) in net assets from operations	$13,874,360	$6,028,220	$14,139,368

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC2	MC1	MC3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$758,576	$213,886	$105,942
Expenses:
Mortality and expense risk charges	(1,159,126)	(480,513)	(195,394)
Distribution and administration charges	(220,757)	(171,619)	(36,372)
Net investment income (loss)	(621,307)	(438,246)	(125,824)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,728,882	1,372,566	166,340
Realized gain distributions	12,379,441	5,081,762	501,484
Net realized gains (losses)	21,108,323	6,454,328	667,824
Net change in unrealized appreciation (depreciation)	5,216,051	4,325,042	2,215,434
Net realized and change in unrealized gains (losses)	26,324,374	10,779,370	2,883,258
Net increase (decrease) in net assets from operations	$25,703,067	$10,341,124	$2,757,434

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA1	MC4	MC5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$61,696	$225,375	$16,765
Expenses:
Mortality and expense risk charges	(194,792)	(111,643)	(9,515)
Distribution and administration charges	(67,378)	(20,188)	(3,447)
Net investment income (loss)	(200,474)	93,544	3,803
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	593,324	(70,361)	1,636
Realized gain distributions	504,805	-	-
Net realized gains (losses)	1,098,129	(70,361)	1,636
Net change in unrealized appreciation (depreciation)	1,821,414	389,041	24,296
Net realized and change in unrealized gains (losses)	2,919,543	318,680	25,932
Net increase (decrease) in net assets from operations	$2,719,069	$412,224	$29,735

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC6	MC7	MC8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$252,809	$5,179	$840,614
Expenses:
Mortality and expense risk charges	(560,543)	(21,734)	(982,831)
Distribution and administration charges	(86,178)	(9,214)	(143,839)
Net investment income (loss)	(393,912)	(25,769)	(286,056)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,653,270	111,332	7,352,730
Realized gain distributions	4,855,340	208,538	6,755,725
Net realized gains (losses)	9,508,610	319,870	14,108,455
Net change in unrealized appreciation (depreciation)	4,100,002	258,452	7,052,565
Net realized and change in unrealized gains (losses)	13,608,612	578,322	21,161,020
Net increase (decrease) in net assets from operations	$13,214,700	$552,553	$20,874,964

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MC9	MD0	M92
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$36,083	$1,145,228	$13,320,895
Expenses:
Mortality and expense risk charges	(57,735)	(511,688)	(6,306,231)
Distribution and administration charges	(18,290)	(79,299)	(1,988,322)
Net investment income (loss)	(39,942)	554,241	5,026,342
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	402,737	1,212,722	6,358,764
Realized gain distributions	399,263	929,091	12,018,048
Net realized gains (losses)	802,000	2,141,813	18,376,812
Net change in unrealized appreciation (depreciation)	489,821	2,378,266	38,714,473
Net realized and change in unrealized gains (losses)	1,291,821	4,520,079	57,091,285
Net increase (decrease) in net assets from operations	$1,251,879	$5,074,320	$62,117,627

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M96	MD2	MA6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,231,586	$4,070,640	$2,752,061
Expenses:
Mortality and expense risk charges	(906,769)	(1,865,231)	(600,475)
Distribution and administration charges	(162,599)	(628,463)	(105,254)
Net investment income (loss)	1,162,218	1,576,946	2,046,332
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,278,668)	(1,178,920)	(635,045)
Realized gain distributions	-	-	-
Net realized gains (losses)	(1,278,668)	(1,178,920)	(635,045)
Net change in unrealized appreciation (depreciation)	3,781,989	6,531,642	4,657,175
Net realized and change in unrealized gains (losses)	2,503,321	5,352,722	4,022,130
Net increase (decrease) in net assets from operations	$3,665,539	$6,929,668	$6,068,462

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA3	M97	MD5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,950,126	$411,680	$153,499
Expenses:
Mortality and expense risk charges	(453,357)	(420,035)	(194,345)
Distribution and administration charges	(166,339)	(84,275)	(66,173)
Net investment income (loss)	1,330,430	(92,630)	(107,019)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(472,005)	1,147,415	285,880
Realized gain distributions	-	3,689,439	1,700,991
Net realized gains (losses)	(472,005)	4,836,854	1,986,871
Net change in unrealized appreciation (depreciation)	3,452,945	3,109,153	1,655,050
Net realized and change in unrealized gains (losses)	2,980,940	7,946,007	3,641,921
Net increase (decrease) in net assets from operations	$4,311,370	$7,853,377	$3,534,902

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M98	M93	MD6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$739,811	$1,172,660	$1,812,369
Expenses:
Mortality and expense risk charges	(493,649)	(1,040,293)	(3,824,920)
Distribution and administration charges	(85,986)	(356,848)	(617,061)
Net investment income (loss)	160,176	(224,481)	(2,629,612)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,019,684	8,404,873	29,860,170
Realized gain distributions	1,214,007	2,458,206	24,212,419
Net realized gains (losses)	5,233,691	10,863,079	54,072,589
Net change in unrealized appreciation (depreciation)	3,321,340	6,894,434	47,665,760
Net realized and change in unrealized gains (losses)	8,555,031	17,757,513	101,738,349
Net increase (decrease) in net assets from operations	$8,715,207	$17,533,032	$99,108,737

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB3	MD8	MD9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$116,194	$653,153	$1,885,817
Expenses:
Mortality and expense risk charges	(412,793)	(492,008)	(1,435,340)
Distribution and administration charges	(161,809)	(75,794)	(489,532)
Net investment income (loss)	(458,408)	85,351	(39,055)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,790,692	-	-
Realized gain distributions	2,682,539	-	-
Net realized gains (losses)	5,473,231	-	-
Net change in unrealized appreciation (depreciation)	5,776,033	-	-
Net realized and change in unrealized gains (losses)	11,249,264	-	-
Net increase (decrease) in net assets from operations	$10,790,856	$85,351	$(39,055)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	ME2	ME3	MA5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$282,109	$458,594	$882,689
Expenses:
Mortality and expense risk charges	(229,453)	(482,583)	(305,021)
Distribution and administration charges	(48,884)	(171,876)	(56,829)
Net investment income (loss)	3,772	(195,865)	520,839
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	754,435	1,185,041	(90,709)
Realized gain distributions	806,986	1,595,820	-
Net realized gains (losses)	1,561,421	2,780,861	(90,709)
Net change in unrealized appreciation (depreciation)	2,914,964	6,166,935	1,947,006
Net realized and change in unrealized gains (losses)	4,476,385	8,947,796	1,856,297
Net increase (decrease) in net assets from operations	$4,480,157	$8,751,931	$2,377,136

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA7	ME4	MA2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$131,203	$-	$-
Expenses:
Mortality and expense risk charges	(47,680)	(216,134)	(18,564)
Distribution and administration charges	(16,467)	(46,219)	(7,023)
Net investment income (loss)	67,056	(262,353)	(25,587)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(16,697)	2,574,164	161,599
Realized gain distributions	-	1,828,477	174,983
Net realized gains (losses)	(16,697)	4,402,641	336,582
Net change in unrealized appreciation (depreciation)	321,429	1,059,864	136,559
Net realized and change in unrealized gains (losses)	304,732	5,462,505	473,141
Net increase (decrease) in net assets from operations	$371,788	$5,200,152	$447,554

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MF3	MF5	MF6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$250,443	$9,782,801	$64,718
Expenses:
Mortality and expense risk charges	(668,769)	(5,130,549)	(21,899)
Distribution and administration charges	(228,850)	(1,663,487)	(9,579)
Net investment income (loss)	(647,176)	2,988,765	33,240
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(760,978)	(2,044,458)	79,515
Realized gain distributions	8,750,623	20,396,022	11,386
Net realized gains (losses)	7,989,645	18,351,564	90,901
Net change in unrealized appreciation (depreciation)	4,231,927	35,726,802	265,482
Net realized and change in unrealized gains (losses)	12,221,572	54,078,366	356,383
Net increase (decrease) in net assets from operations	$11,574,396	$57,067,131	$389,623

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MF7	MF9	MG1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,441,983	$6,438,699	$1,671,391
Expenses:
Mortality and expense risk charges	(643,535)	(4,062,700)	(1,465,956)
Distribution and administration charges	(229,425)	(1,304,292)	(477,367)
Net investment income (loss)	569,023	1,071,707	(271,932)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,433,072	2,723,943	(412,851)
Realized gain distributions	278,310	30,022,100	-
Net realized gains (losses)	2,711,382	32,746,043	(412,851)
Net change in unrealized appreciation (depreciation)	7,890,371	37,179,675	8,180,523
Net realized and change in unrealized gains (losses)	10,601,753	69,925,718	7,767,672
Net increase (decrease) in net assets from operations	$11,170,776	$70,997,425	$7,495,740

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MF2	MG2	MG3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,223,853	$2,649,314	$310,503
Expenses:
Mortality and expense risk charges	(2,509,417)	(1,369,294)	(312,533)
Distribution and administration charges	(897,113)	(441,126)	(119,504)
Net investment income (loss)	1,817,323	838,894	(121,534)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,600	70,113	(536,853)
Realized gain distributions	-	-	2,045,216
Net realized gains (losses)	12,600	70,113	1,508,363
Net change in unrealized appreciation (depreciation)	4,852,171	2,583,630	4,830,956
Net realized and change in unrealized gains (losses)	4,864,771	2,653,743	6,339,319
Net increase (decrease) in net assets from operations	$6,682,094	$3,492,637	$6,217,785

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MG4	MG6	MG7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$209,785	$28,981,888	$40,585
Expenses:
Mortality and expense risk charges	(267,594)	(16,137,147)	(95,957)
Distribution and administration charges	(85,124)	(5,218,652)	(31,312)
Net investment income (loss)	(142,933)	7,626,089	(86,684)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(237,998)	18,046,923	(258,308)
Realized gain distributions	1,813,187	89,967,222	1,203,634
Net realized gains (losses)	1,575,189	108,014,145	945,326
Net change in unrealized appreciation (depreciation)	4,031,740	121,640,903	1,230,783
Net realized and change in unrealized gains (losses)	5,606,929	229,655,048	2,176,109
Net increase (decrease) in net assets from operations	$5,463,996	$237,281,137	$2,089,425

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	V44	V43	O19
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-
Expenses:
Mortality and expense risk charges	(143,600)	(94,933)	(170,103)
Distribution and administration charges	(47,842)	(30,536)	(68,729)
Net investment income (loss)	(191,442)	(125,469)	(238,832)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	380,081	697,441	(105,251)
Realized gain distributions	657,213	1,055,600	1,369,098
Net realized gains (losses)	1,037,294	1,753,041	1,263,847
Net change in unrealized appreciation (depreciation)	1,960,842	789,341	2,926,219
Net realized and change in unrealized gains (losses)	2,998,136	2,542,382	4,190,066
Net increase (decrease) in net assets from operations	$2,806,694	$2,416,913	$3,951,234

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	O23	O20	O21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$218,641	$97,675	$1,252,671
Expenses:
Mortality and expense risk charges	(136,686)	(193,820)	(1,948,634)
Distribution and administration charges	(41,190)	(67,741)	(720,533)
Net investment income (loss)	40,765	(163,886)	(1,416,496)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	278,353	247,083	8,338,429
Realized gain distributions	175,774	2,205,847	24,849,733
Net realized gains (losses)	454,127	2,452,930	33,188,162
Net change in unrealized appreciation (depreciation)	1,036,159	1,782,214	7,743,862
Net realized and change in unrealized gains (losses)	1,490,286	4,235,144	40,932,024
Net increase (decrease) in net assets from operations	$1,531,051	$4,071,258	$39,515,528

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	O04	PH2	P08
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$5,661	$491,035
Expenses:
Mortality and expense risk charges	(58,468)	(4,862)	(210,955)
Distribution and administration charges	(24,374)	(1,300)	(72,699)
Net investment income (loss)	(82,842)	(501)	207,381
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(66,782)	(19,837)	(78,054)
Realized gain distributions	450,053	-	-
Net realized gains (losses)	383,271	(19,837)	(78,054)
Net change in unrealized appreciation (depreciation)	712,934	106,721	1,472,575
Net realized and change in unrealized gains (losses)	1,096,205	86,884	1,394,521
Net increase (decrease) in net assets from operations	$1,013,363	$86,383	$1,601,902

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PC0	P70	P10
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$422,029	$10,846	$1,036,804
Expenses:
Mortality and expense risk charges	(182,964)	(2,910)	(287,981)
Distribution and administration charges	(58,384)	(1,085)	(96,064)
Net investment income (loss)	180,681	6,851	652,759
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(169,165)	(28,719)	(1,800,207)
Realized gain distributions	-	-	-
Net realized gains (losses)	(169,165)	(28,719)	(1,800,207)
Net change in unrealized appreciation (depreciation)	1,456,580	47,589	3,255,539
Net realized and change in unrealized gains (losses)	1,287,415	18,870	1,455,332
Net increase (decrease) in net assets from operations	$1,468,096	$25,721	$2,108,091

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PK8	P20	PD6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$352,072	$11,566	$7,963,414
Expenses:
Mortality and expense risk charges	(97,030)	(3,088)	(4,715,103)
Distribution and administration charges	(35,050)	(1,179)	(1,494,404)
Net investment income (loss)	219,992	7,299	1,753,907
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(87,696)	(18,985)	(3,091,629)
Realized gain distributions	-	-	-
Net realized gains (losses)	(87,696)	(18,985)	(3,091,629)
Net change in unrealized appreciation (depreciation)	827,881	48,575	55,980,825
Net realized and change in unrealized gains (losses)	740,185	29,590	52,889,196
Net increase (decrease) in net assets from operations	$960,177	$36,889	$54,643,103

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	P06	P07	P68
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$554,384	$4,142,192	$28
Expenses:
Mortality and expense risk charges	(423,060)	(1,745,987)	(8)
Distribution and administration charges	(144,433)	(605,442)	(3)
Net investment income (loss)	(13,109)	1,790,763	17
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(725,895)	(1,382,694)	(6)
Realized gain distributions	-	-	-
Net realized gains (losses)	(725,895)	(1,382,694)	(6)
Net change in unrealized appreciation (depreciation)	2,901,183	8,406,563	(25)
Net realized and change in unrealized gains (losses)	2,175,288	7,023,869	(31)
Net increase (decrease) in net assets from operations	$2,162,179	$8,814,632	$(14)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PI3	P72	P95
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$274,142	$-
Expenses:
Mortality and expense risk charges	(186,121)	(165,667)	(18)
Distribution and administration charges	(58,708)	(55,865)	(7)
Net investment income (loss)	(244,829)	52,610	(25)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(88,411)	313,106	-
Realized gain distributions	-	1,171,568	-
Net realized gains (losses)	(88,411)	1,484,674	-
Net change in unrealized appreciation (depreciation)	990,098	1,746,855	111
Net realized and change in unrealized gains (losses)	901,687	3,231,529	111
Net increase (decrease) in net assets from operations	$656,858	$3,284,139	$86

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	P79	W41	W42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$191	$94
Expenses:
Mortality and expense risk charges	(58)	(3,289)	(477)
Distribution and administration charges	(23)	(986)	(155)
Net investment income (loss)	(81)	(4,084)	(538)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	29	(13,575)	(799)
Realized gain distributions	-	34,972	6,353
Net realized gains (losses)	29	21,397	5,554
Net change in unrealized appreciation (depreciation)	1,919	42,687	4,003
Net realized and change in unrealized gains (losses)	1,948	64,084	9,557
Net increase (decrease) in net assets from operations	$1,867	$60,000	$9,019

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AL1 Sub-Account		AO5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$258,275	$2,404	$136,198	$(9,555)
Net realized gains (losses)	3,398,243	1,915,154	1,821,117	2,636,100
Net change in unrealized appreciation/(depreciation)	2,188,551	(5,255,416)	7,340,627	(10,100,798)
Increase (decrease) in net assets from operations	5,845,069	(3,337,858)	9,297,942	(7,474,253)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	634,100	394,253	506,046	417,148
Transfers between Sub-Accounts
(including the Fixed Account), net	(656,419)	(1,084,323)	(727,344)	912,942
Withdrawals, surrenders, annuitizations
and contract charges	(5,869,993)	(7,819,516)	(10,597,645)	(13,996,121)
Net accumulation activity	(5,892,312)	(8,509,586)	(10,818,943)	(12,666,031)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(5,892,312)	(8,509,586)	(10,818,943)	(12,666,031)
Total increase (decrease) in net assets	(47,243)	(11,847,444)	(1,521,001)	(20,140,284)
Net assets at beginning of year	37,903,067	49,750,511	73,598,916	93,739,200
Net assets at end of year	$37,855,824	$37,903,067	$72,077,915	$73,598,916

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AM2 Sub-Account		A98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(60,337)	$(61,511)	$(244,132)	$(195,268)
Net realized gains (losses)	260,074	200,642	389,132	1,740,925
Net change in unrealized appreciation/(depreciation)	787,565	(1,113,581)	3,647,301	(9,685,602)
Increase (decrease) in net assets from operations	987,302	(974,450)	3,792,301	(8,139,945)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,456	3,627	473,057	533,024
Transfers between Sub-Accounts
(including the Fixed Account), net	(379,632)	643,064	505,607	4,899,754
Withdrawals, surrenders, annuitizations
and contract charges	(583,324)	(694,194)	(4,220,643)	(6,141,657)
Net accumulation activity	(958,500)	(47,503)	(3,241,979)	(708,879)
Annuitization Activity:
Annuitizations	-	-	-	149,843
Annuity payments and contract charges	-	-	(13,804)	(16,768)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	26	(56)
Net annuitization activity	-	-	(13,778)	133,019
Net increase (decrease) from contract owner transactions	(958,500)	(47,503)	(3,255,757)	(575,860)
Total increase (decrease) in net assets	28,802	(1,021,953)	536,544	(8,715,805)
Net assets at beginning of year	4,303,059	5,325,012	26,841,883	35,557,688
Net assets at end of year	$4,331,861	$4,303,059	$27,378,427	$26,841,883

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AC4 Sub-Account		A74 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(312)	$-	$(168,758)	$(187,386)
Net realized gains (losses)	5,420	-	1,169,478	1,171,525
Net change in unrealized appreciation/(depreciation)	684	-	968,916	(3,063,412)
Increase (decrease) in net assets from operations	5,792	-	1,969,636	(2,079,273)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	71,502	-	198,126	104,597
Transfers between Sub-Accounts
(including the Fixed Account), net	13,263	-	464,916	1,581,249
Withdrawals, surrenders, annuitizations
and contract charges	(236)	-	(1,255,034)	(1,791,077)
Net accumulation activity	84,529	-	(591,992)	(105,231)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(1,692)	(3,683)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	281	2,325
Net annuitization activity	-	-	(1,411)	(1,358)
Net increase (decrease) from contract owner transactions	84,529	-	(593,403)	(106,589)
Total increase (decrease) in net assets	90,321	-	1,376,233	(2,185,862)
Net assets at beginning of year	-	-	11,122,134	13,307,996
Net assets at end of year	$90,321	$-	$12,498,367	$11,122,134

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AP0 Sub-Account		AQ1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(7)	$-	$35	$-
Net realized gains (losses)	562	-	3	-
Net change in unrealized appreciation/(depreciation)	9,414	-	110	-
Increase (decrease) in net assets from operations	9,969	-	148	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	105,899	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	4,357	-	6,961	-
Withdrawals, surrenders, annuitizations
and contract charges	(349)	-	-	-
Net accumulation activity	109,907	-	6,961	-
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	109,907	-	6,961	-
Total increase (decrease) in net assets	119,876	-	7,109	-
Net assets at beginning of year	-	-	-	-
Net assets at end of year	$119,876	$-	$7,109	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AS3 Sub-Account		AQ3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,090	$-	$9	$-
Net realized gains (losses)	181	-	8	-
Net change in unrealized appreciation/(depreciation)	4,019	-	307	-
Increase (decrease) in net assets from operations	5,290	-	324	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	95,000	-	3,500	-
Transfers between Sub-Accounts
(including the Fixed Account), net	13,889	-	(97)	-
Withdrawals, surrenders, annuitizations
and contract charges	-	-	(12)	-
Net accumulation activity	108,889	-	3,391	-
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	108,889	-	3,391	-
Total increase (decrease) in net assets	114,179	-	3,715	-
Net assets at beginning of year	-	-	-	-
Net assets at end of year	$114,179	$-	$3,715	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	B18 Sub-Account		L33 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,651,342)	$(3,767,490)	$(65)	$-
Net realized gains (losses)	15,397,342	22,166,279	210	-
Net change in unrealized appreciation/(depreciation)	44,387,747	(58,588,910)	2,167	-
Increase (decrease) in net assets from operations	58,133,747	(40,190,121)	2,312	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,725,606	2,896,346	25,595	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(9,728,137)	(2,313,350)	(144)	-
Withdrawals, surrenders, annuitizations
and contract charges	(51,694,414)	(66,821,548)	(138)	-
Net accumulation activity	(57,696,945)	(66,238,552)	25,313	-
Annuitization Activity:
Annuitizations	23,549	-	-	-
Annuity payments and contract charges	(13,508)	(10,484)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	10,066	(13,268)	-	-
Net annuitization activity	20,107	(23,752)	-	-
Net increase (decrease) from contract owner transactions	(57,676,838)	(66,262,304)	25,313	-
Total increase (decrease) in net assets	456,909	(106,452,425)	27,625	-
Net assets at beginning of year	390,316,328	496,768,753	-	-
Net assets at end of year	$390,773,237	$390,316,328	$27,625	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C71 Sub-Account		C59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(284)	$(379)	$(971)	$(824)
Net realized gains (losses)	1,266	5,535	2,801	3,850
Net change in unrealized appreciation/(depreciation)	2,515	(9,528)	14,041	(4,782)
Increase (decrease) in net assets from operations	3,497	(4,372)	15,871	(1,756)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	7,917	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	100	(143)	10,574	(1,658)
Withdrawals, surrenders, annuitizations
and contract charges	(875)	(20,429)	(2,207)	(9,260)
Net accumulation activity	(775)	(12,655)	8,367	(10,918)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(775)	(12,655)	8,367	(10,918)
Total increase (decrease) in net assets	2,722	(17,027)	24,238	(12,674)
Net assets at beginning of year	18,507	35,534	41,354	54,028
Net assets at end of year	$21,229	$18,507	$65,592	$41,354

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C60 Sub-Account		C89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(947,184)	$(1,070,789)	$(2,738)	$(1,696)
Net realized gains (losses)	5,523,482	5,693,760	755	12,259
Net change in unrealized appreciation/(depreciation)	11,405,519	(6,709,814)	36,444	(18,210)
Increase (decrease) in net assets from operations	15,981,817	(2,086,843)	34,461	(7,647)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	673,488	827,342	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,722,438)	(2,482,113)	18,106	59,575
Withdrawals, surrenders, annuitizations
and contract charges	(9,223,283)	(11,109,467)	(5,855)	(4,088)
Net accumulation activity	(13,272,233)	(12,764,238)	12,251	55,487
Annuitization Activity:
Annuitizations	29,104	222,363	-	-
Annuity payments and contract charges	(30,229)	(23,985)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,722)	769	-	-
Net annuitization activity	(2,847)	199,147	-	-
Net increase (decrease) from contract owner transactions	(13,275,080)	(12,565,091)	12,251	55,487
Total increase (decrease) in net assets	2,706,737	(14,651,934)	46,712	47,840
Net assets at beginning of year	52,539,863	67,191,797	107,634	59,794
Net assets at end of year	$55,246,600	$52,539,863	$154,346	$107,634

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C90 Sub-Account		C58 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(287,360)	$(316,281)	$5,255	$46,628
Net realized gains (losses)	1,871,889	1,850,963	724,451	156,167
Net change in unrealized appreciation/(depreciation)	2,765,257	(2,073,444)	261,230	(1,206,332)
Increase (decrease) in net assets from operations	4,349,786	(538,762)	990,936	(1,003,537)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	256,324	453,992	87,849	216,779
Transfers between Sub-Accounts
(including the Fixed Account), net	(916,072)	(253,613)	(220,746)	453,173
Withdrawals, surrenders, annuitizations
and contract charges	(3,037,734)	(3,878,020)	(821,832)	(937,360)
Net accumulation activity	(3,697,482)	(3,677,641)	(954,729)	(267,408)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(4,120)	4,736	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	956	(14,183)	-	-
Net annuitization activity	(3,164)	(9,447)	-	-
Net increase (decrease) from contract owner transactions	(3,700,646)	(3,687,088)	(954,729)	(267,408)
Total increase (decrease) in net assets	649,140	(4,225,850)	36,207	(1,270,945)
Net assets at beginning of year	15,948,283	20,174,133	4,605,013	5,875,958
Net assets at end of year	$16,597,423	$15,948,283	$4,641,220	$4,605,013

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	C91 Sub-Account		FD7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(181)	$-	$(84,538)	$(382,020)
Net realized gains (losses)	299	-	6,955,620	7,880,821
Net change in unrealized appreciation/(depreciation)	2,852	-	13,264,132	(13,129,382)
Increase (decrease) in net assets from operations	2,970	-	20,135,214	(5,630,581)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	27,143	-	734,476	434,228
Transfers between Sub-Accounts
(including the Fixed Account), net	6,265	-	2,719,256	9,691,693
Withdrawals, surrenders, annuitizations
and contract charges	(162)	-	(14,743,854)	(20,723,390)
Net accumulation activity	33,246	-	(11,290,122)	(10,597,469)
Annuitization Activity:
Annuitizations	-	-	-	187,516
Annuity payments and contract charges	-	-	(89)	(192,435)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	36	(4,065)
Net annuitization activity	-	-	(53)	(8,984)
Net increase (decrease) from contract owner transactions	33,246	-	(11,290,175)	(10,606,453)
Total increase (decrease) in net assets	36,216	-	8,845,039	(16,237,034)
Net assets at beginning of year	-	-	93,952,498	110,189,532
Net assets at end of year	$36,216	$-	$102,797,537	$93,952,498

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F24 Sub-Account		F88 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(2,052,839)	$(1,953,233)	$(1,669)	$(11,391)
Net realized gains (losses)	20,562,445	27,652,052	138,362	117,206
Net change in unrealized appreciation/(depreciation)	17,701,255	(35,950,898)	178,241	(261,342)
Increase (decrease) in net assets from operations	36,210,861	(10,252,079)	314,934	(155,527)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,379,979	1,708,942	3	1,601
Transfers between Sub-Accounts
(including the Fixed Account), net	(8,403,283)	(2,503,995)	212,399	89,345
Withdrawals, surrenders, annuitizations
and contract charges	(20,351,932)	(30,116,013)	(646,449)	(421,565)
Net accumulation activity	(27,375,236)	(30,911,066)	(434,047)	(330,619)
Annuitization Activity:
Annuitizations	72,677	-	-	-
Annuity payments and contract charges	(23,376)	(16,514)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	18,523	(9,293)	-	-
Net annuitization activity	67,824	(25,807)	-	-
Net increase (decrease) from contract owner transactions	(27,307,412)	(30,936,873)	(434,047)	(330,619)
Total increase (decrease) in net assets	8,903,449	(41,188,952)	(119,113)	(486,146)
Net assets at beginning of year	133,455,014	174,643,966	2,352,321	2,838,467
Net assets at end of year	$142,358,463	$133,455,014	$2,233,208	$2,352,321

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FB9 Sub-Account		F15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$8,579	$(50,984)	$19,515	$(95,412)
Net realized gains (losses)	1,070,119	932,416	1,578,724	1,749,406
Net change in unrealized appreciation/(depreciation)	669,304	(1,756,402)	1,527,161	(3,220,009)
Increase (decrease) in net assets from operations	1,748,002	(874,970)	3,125,400	(1,566,015)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	423,578	49,886	91,612	91,187
Transfers between Sub-Accounts
(including the Fixed Account), net	640,884	387,533	(13,515)	235,770
Withdrawals, surrenders, annuitizations
and contract charges	(2,351,876)	(2,255,879)	(2,368,849)	(3,647,535)
Net accumulation activity	(1,287,414)	(1,818,460)	(2,290,752)	(3,320,578)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,287,414)	(1,818,460)	(2,290,752)	(3,320,578)
Total increase (decrease) in net assets	460,588	(2,693,430)	834,648	(4,886,593)
Net assets at beginning of year	11,440,547	14,133,977	18,320,292	23,206,885
Net assets at end of year	$11,901,135	$11,440,547	$19,154,940	$18,320,292

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F41 Sub-Account		FE3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(793,591)	$(1,173,636)	$(2,995,279)	$1,201,147
Net realized gains (losses)	6,754,658	10,675,021	2,123,375	12,481,080
Net change in unrealized appreciation/(depreciation)	9,323,427	(22,903,360)	33,329,453	(45,025,288)
Increase (decrease) in net assets from operations	15,284,494	(13,401,975)	32,457,549	(31,343,061)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,041,115	1,047,954	2,049,780	2,284,518
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,247,656)	2,823,647	(5,245,049)	8,658,751
Withdrawals, surrenders, annuitizations
and contract charges	(14,494,177)	(16,887,452)	(32,806,123)	(42,602,901)
Net accumulation activity	(14,700,718)	(13,015,851)	(36,001,392)	(31,659,632)
Annuitization Activity:
Annuitizations	64,694	16,490	92,008	-
Annuity payments and contract charges	(14,854)	(10,320)	(14,461)	(8,321)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	436	1,136	398	336
Net annuitization activity	50,276	7,306	77,945	(7,985)
Net increase (decrease) from contract owner transactions	(14,650,442)	(13,008,545)	(35,923,447)	(31,667,617)
Total increase (decrease) in net assets	634,052	(26,410,520)	(3,465,898)	(63,010,678)
Net assets at beginning of year	76,689,077	103,099,597	223,656,663	286,667,341
Net assets at end of year	$77,323,129	$76,689,077	$220,190,765	$223,656,663

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	T21 Sub-Account		T20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(148,702)	$(200,711)	$2,242	$775,164
Net realized gains (losses)	739,656	170,496	(438,822)	2,699,112
Net change in unrealized appreciation/(depreciation)	3,955,027	(4,161,988)	8,345,887	(19,157,107)
Increase (decrease) in net assets from operations	4,545,981	(4,192,203)	7,909,307	(15,682,831)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	298,669	487,990	1,178,503	1,873,510
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,025,610)	2,102,873	3,369,456	6,558,623
Withdrawals, surrenders, annuitizations
and contract charges	(3,596,228)	(3,903,559)	(12,423,697)	(15,108,371)
Net accumulation activity	(4,323,169)	(1,312,696)	(7,875,738)	(6,676,238)
Annuitization Activity:
Annuitizations	11,215	7,148	104,714	43,793
Annuity payments and contract charges	(3,961)	(3,948)	(22,863)	(12,748)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	383	440	2,407	(27,867)
Net annuitization activity	7,637	3,640	84,258	3,178
Net increase (decrease) from contract owner transactions	(4,315,532)	(1,309,056)	(7,791,480)	(6,673,060)
Total increase (decrease) in net assets	230,449	(5,501,259)	117,827	(22,355,891)
Net assets at beginning of year	20,434,049	25,935,308	77,842,413	100,198,304
Net assets at end of year	$20,664,498	$20,434,049	$77,960,240	$77,842,413

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FE6 Sub-Account		T59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$496,591	$399,577	$219,033	$(96,658)
Net realized gains (losses)	1,650,573	821,758	(34,844)	(85,699)
Net change in unrealized appreciation/(depreciation)	2,127,360	(4,390,100)	(164,682)	182,229
Increase (decrease) in net assets from operations	4,274,524	(3,168,765)	19,507	(128)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	136,134	147,241	4,145	54,279
Transfers between Sub-Accounts
(including the Fixed Account), net	(164,358)	133,648	138,537	199,573
Withdrawals, surrenders, annuitizations
and contract charges	(2,893,088)	(6,012,819)	(617,690)	(751,110)
Net accumulation activity	(2,921,312)	(5,731,930)	(475,008)	(497,258)
Annuitization Activity:
Annuitizations	-	-	6,742	-
Annuity payments and contract charges	-	-	(1,386)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	540	-
Net annuitization activity	-	-	5,896	-
Net increase (decrease) from contract owner transactions	(2,921,312)	(5,731,930)	(469,112)	(497,258)
Total increase (decrease) in net assets	1,353,212	(8,900,695)	(449,605)	(497,386)
Net assets at beginning of year	24,844,546	33,745,241	4,917,758	5,415,144
Net assets at end of year	$26,197,758	$24,844,546	$4,468,153	$4,917,758

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F56 Sub-Account		F59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$150,897	$46,812	$2,057,991	$2,213,553
Net realized gains (losses)	2,065,772	2,270,011	681,987	737,887
Net change in unrealized appreciation/(depreciation)	(362,298)	(5,135,476)	4,947,386	(6,588,791)
Increase (decrease) in net assets from operations	1,854,371	(2,818,653)	7,687,364	(3,637,351)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	305,174	192,920	489,312	2,366,565
Transfers between Sub-Accounts
(including the Fixed Account), net	395,311	799,010	169,971	(3,524,898)
Withdrawals, surrenders, annuitizations
and contract charges	(2,834,265)	(3,059,834)	(10,178,274)	(14,603,187)
Net accumulation activity	(2,133,780)	(2,067,904)	(9,518,991)	(15,761,520)
Annuitization Activity:
Annuitizations	-	-	9,218	-
Annuity payments and contract charges	(4,606)	(8,184)	(3,285)	(8,550)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	115	601	856	(891)
Net annuitization activity	(4,491)	(7,583)	6,789	(9,441)
Net increase (decrease) from contract owner transactions	(2,138,271)	(2,075,487)	(9,512,202)	(15,770,961)
Total increase (decrease) in net assets	(283,900)	(4,894,140)	(1,824,838)	(19,408,312)
Net assets at beginning of year	14,774,999	19,669,139	57,532,026	76,940,338
Net assets at end of year	$14,491,099	$14,774,999	$55,707,188	$57,532,026

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FF0 Sub-Account		F54 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$55,308	$64,252	$139,656	$863,289
Net realized gains (losses)	42,736	14,293	15,538,672	12,661,277
Net change in unrealized appreciation/(depreciation)	133,681	(191,268)	7,202,452	(27,408,877)
Increase (decrease) in net assets from operations	231,725	(112,723)	22,880,780	(13,884,311)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	14,259	31,589	1,529,139	2,037,336
Transfers between Sub-Accounts
(including the Fixed Account), net	(84,945)	(38,171)	(2,608,790)	414,156
Withdrawals, surrenders, annuitizations
and contract charges	(426,662)	(377,583)	(18,783,857)	(24,997,384)
Net accumulation activity	(497,348)	(384,165)	(19,863,508)	(22,545,892)
Annuitization Activity:
Annuitizations	-	-	92,633	19,811
Annuity payments and contract charges	-	-	(16,051)	(12,377)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	1,415	711
Net annuitization activity	-	-	77,997	8,145
Net increase (decrease) from contract owner transactions	(497,348)	(384,165)	(19,785,511)	(22,537,747)
Total increase (decrease) in net assets	(265,623)	(496,888)	3,095,269	(36,422,058)
Net assets at beginning of year	1,804,932	2,301,820	118,801,510	155,223,568
Net assets at end of year	$1,539,309	$1,804,932	$121,896,779	$118,801,510

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FG8 Sub-Account		F53 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(363)	$2,108	$(142,055)	$(212,968)
Net realized gains (losses)	8,988	10,894	2,318,126	2,838,431
Net change in unrealized appreciation/(depreciation)	38,793	(44,154)	2,835,195	(6,142,082)
Increase (decrease) in net assets from operations	47,418	(31,152)	5,011,266	(3,516,619)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	5,398	598,035	409,382
Transfers between Sub-Accounts
(including the Fixed Account), net	(67,315)	6,227	(1,439,022)	(696,277)
Withdrawals, surrenders, annuitizations
and contract charges	(30,365)	(18,109)	(3,926,163)	(5,132,066)
Net accumulation activity	(97,680)	(6,484)	(4,767,150)	(5,418,961)
Annuitization Activity:
Annuitizations	-	-	6,512	48,554
Annuity payments and contract charges	-	-	(1,438)	(49,808)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	269	(1,025)
Net annuitization activity	-	-	5,343	(2,279)
Net increase (decrease) from contract owner transactions	(97,680)	(6,484)	(4,761,807)	(5,421,240)
Total increase (decrease) in net assets	(50,262)	(37,636)	249,459	(8,937,859)
Net assets at beginning of year	274,591	312,227	22,434,949	31,372,808
Net assets at end of year	$224,329	$274,591	$22,684,408	$22,434,949

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FJ9 Sub-Account		T28 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,790)	$(5,855)	$435,390	$160,235
Net realized gains (losses)	13,848	85,420	(283,096)	(628,160)
Net change in unrealized appreciation/(depreciation)	57,431	(156,357)	632,479	(89,982)
Increase (decrease) in net assets from operations	69,489	(76,792)	784,773	(557,907)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	10,843	317,185	359,177
Transfers between Sub-Accounts
(including the Fixed Account), net	(36,102)	(366,445)	889,681	(256,442)
Withdrawals, surrenders, annuitizations
and contract charges	(172,157)	(66,679)	(2,420,381)	(3,186,450)
Net accumulation activity	(208,259)	(422,281)	(1,213,515)	(3,083,715)
Annuitization Activity:
Annuitizations	-	-	7,102	-
Annuity payments and contract charges	-	-	(1,478)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	593	-
Net annuitization activity	-	-	6,217	-
Net increase (decrease) from contract owner transactions	(208,259)	(422,281)	(1,207,298)	(3,083,715)
Total increase (decrease) in net assets	(138,770)	(499,073)	(422,525)	(3,641,622)
Net assets at beginning of year	400,380	899,453	12,748,164	16,389,786
Net assets at end of year	$261,610	$400,380	$12,325,639	$12,748,164

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FJ0 Sub-Account		G03 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$5,387	$2,408	$293	$-
Net realized gains (losses)	(5,902)	(7,101)	1,277	-
Net change in unrealized appreciation/(depreciation)	12,705	(4,754)	115	-
Increase (decrease) in net assets from operations	12,190	(9,447)	1,685	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	12,856	10,513	35,000	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(7,890)	(425)	(117)	-
Withdrawals, surrenders, annuitizations
and contract charges	(81,874)	(54,362)	(30)	-
Net accumulation activity	(76,908)	(44,274)	34,853	-
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(76,908)	(44,274)	34,853	-
Total increase (decrease) in net assets	(64,718)	(53,721)	36,538	-
Net assets at beginning of year	220,573	274,294	-	-
Net assets at end of year	$155,855	$220,573	$36,538	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	H24 Sub-Account		H32 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$8,987	$22,361	$(16,167)	$(11,047)
Net realized gains (losses)	(22,842)	(28,225)	166,104	(76,028)
Net change in unrealized appreciation/(depreciation)	60,335	(52,687)	64,584	24,748
Increase (decrease) in net assets from operations	46,480	(58,551)	214,521	(62,327)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	9,175	15,963	2,939
Transfers between Sub-Accounts
(including the Fixed Account), net	44,656	(47,101)	(69,240)	(39,531)
Withdrawals, surrenders, annuitizations
and contract charges	(166,443)	(317,234)	(175,512)	(377,501)
Net accumulation activity	(121,787)	(355,160)	(228,789)	(414,093)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(121,787)	(355,160)	(228,789)	(414,093)
Total increase (decrease) in net assets	(75,307)	(413,711)	(14,268)	(476,420)
Net assets at beginning of year	858,394	1,272,105	1,054,406	1,530,826
Net assets at end of year	$783,087	$858,394	$1,040,138	$1,054,406

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V35 Sub-Account		V13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(67,790)	$(96,057)	$(990)	$(88,942)
Net realized gains (losses)	274,654	984,566	2,998,534	3,729,770
Net change in unrealized appreciation/(depreciation)	879,227	(1,608,992)	2,129,231	(7,155,135)
Increase (decrease) in net assets from operations	1,086,091	(720,483)	5,126,775	(3,514,307)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	67,510	186,370	294,127	556,149
Transfers between Sub-Accounts
(including the Fixed Account), net	39,910	(256,641)	(1,186,324)	576,958
Withdrawals, surrenders, annuitizations
and contract charges	(860,092)	(1,753,720)	(2,842,232)	(5,644,991)
Net accumulation activity	(752,672)	(1,823,991)	(3,734,429)	(4,511,884)
Annuitization Activity:
Annuitizations	4,213	-	7,688	-
Annuity payments and contract charges	(262)	-	(1,627)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	108	-	(2)	-
Net annuitization activity	4,059	-	6,059	-
Net increase (decrease) from contract owner transactions	(748,613)	(1,823,991)	(3,728,370)	(4,511,884)
Total increase (decrease) in net assets	337,478	(2,544,474)	1,398,405	(8,026,191)
Net assets at beginning of year	5,050,033	7,594,507	23,624,426	31,650,617
Net assets at end of year	$5,387,511	$5,050,033	$25,022,831	$23,624,426

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V11 Sub-Account		AC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$587,687	$309,880	$(11,552)	$2,113
Net realized gains (losses)	5,300,927	4,794,963	201,446	54,881
Net change in unrealized appreciation/(depreciation)	9,074,976	(15,984,727)	387,748	(546,550)
Increase (decrease) in net assets from operations	14,963,590	(10,879,884)	577,642	(489,556)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	575,447	576,476	73,422	10,272
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,897,632)	3,414,361	(123,396)	280,890
Withdrawals, surrenders, annuitizations
and contract charges	(11,089,887)	(17,872,826)	(580,329)	(391,264)
Net accumulation activity	(13,412,072)	(13,881,989)	(630,303)	(100,102)
Annuitization Activity:
Annuitizations	86,152	183,846	7,878	-
Annuity payments and contract charges	(16,375)	(185,906)	(1,723)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(9,742)	(4,052)	(2)	-
Net annuitization activity	60,035	(6,112)	6,153	-
Net increase (decrease) from contract owner transactions	(13,352,037)	(13,888,101)	(624,150)	(100,102)
Total increase (decrease) in net assets	1,611,553	(24,767,985)	(46,508)	(589,658)
Net assets at beginning of year	87,367,855	112,135,840	2,426,299	3,015,957
Net assets at end of year	$88,979,408	$87,367,855	$2,379,791	$2,426,299

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	J88 Sub-Account		J94 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$301,610	$281,347	$(144,406)	$(141,309)
Net realized gains (losses)	(74,563)	(534,025)	1,480,042	2,339,575
Net change in unrealized appreciation/(depreciation)	2,153,039	(630,145)	2,346,047	(3,296,149)
Increase (decrease) in net assets from operations	2,380,086	(882,823)	3,681,683	(1,097,883)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	391,144	430,685	102,406	130,736
Transfers between Sub-Accounts
(including the Fixed Account), net	4,179,157	(1,357,430)	792,039	2,110,498
Withdrawals, surrenders, annuitizations
and contract charges	(4,728,268)	(6,724,265)	(1,690,614)	(2,018,163)
Net accumulation activity	(157,967)	(7,651,010)	(796,169)	223,071
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(157,967)	(7,651,010)	(796,169)	223,071
Total increase (decrease) in net assets	2,222,119	(8,533,833)	2,885,514	(874,812)
Net assets at beginning of year	38,269,637	46,803,470	12,883,908	13,758,720
Net assets at end of year	$40,491,756	$38,269,637	$15,769,422	$12,883,908

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	L11 Sub-Account		L18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(236,225)	$73,774	$(378,753)	$(415,484)
Net realized gains (losses)	216,081	525,683	1,489,555	4,957,030
Net change in unrealized appreciation/(depreciation)	4,748,459	(8,004,741)	5,293,168	(5,235,369)
Increase (decrease) in net assets from operations	4,728,315	(7,405,284)	6,403,970	(693,823)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	301,330	265,243	351,627	327,111
Transfers between Sub-Accounts
(including the Fixed Account), net	(48,660)	3,466,802	(1,856,636)	(1,355,272)
Withdrawals, surrenders, annuitizations
and contract charges	(4,518,715)	(5,855,814)	(3,518,361)	(4,046,915)
Net accumulation activity	(4,266,045)	(2,123,769)	(5,023,370)	(5,075,076)
Annuitization Activity:
Annuitizations	-	44,912	20,405	756
Annuity payments and contract charges	(4,423)	(5,224)	(3,909)	(671)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	73	(13)	1,172	(12,636)
Net annuitization activity	(4,350)	39,675	17,668	(12,551)
Net increase (decrease) from contract owner transactions	(4,270,395)	(2,084,094)	(5,005,702)	(5,087,627)
Total increase (decrease) in net assets	457,920	(9,489,378)	1,398,268	(5,781,450)
Net assets at beginning of year	30,828,463	40,317,841	20,439,006	26,220,456
Net assets at end of year	$31,286,383	$30,828,463	$21,837,274	$20,439,006

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	L17 Sub-Account		M07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(162,800)	$(105,021)	$2,810,137	$2,496,902
Net realized gains (losses)	(819,895)	4,359,965	11,284,414	18,659,635
Net change in unrealized appreciation/(depreciation)	6,717,165	(7,615,817)	38,023,976	(43,683,554)
Increase (decrease) in net assets from operations	5,734,470	(3,360,873)	52,118,527	(22,527,017)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	591,927	401,780	6,508,994	4,658,650
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,537,767)	(825,257)	4,016	(1,892,802)
Withdrawals, surrenders, annuitizations
and contract charges	(4,404,020)	(5,372,407)	(41,350,526)	(47,828,508)
Net accumulation activity	(5,349,860)	(5,795,884)	(34,837,516)	(45,062,660)
Annuitization Activity:
Annuitizations	-	-	551,723	1,193,472
Annuity payments and contract charges	(457)	(457)	(626,069)	(645,805)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	60	10	(144,403)	(263,368)
Net annuitization activity	(397)	(447)	(218,749)	284,299
Net increase (decrease) from contract owner transactions	(5,350,257)	(5,796,331)	(35,056,265)	(44,778,361)
Total increase (decrease) in net assets	384,213	(9,157,204)	17,062,262	(67,305,378)
Net assets at beginning of year	31,371,127	40,528,331	291,492,108	358,797,486
Net assets at end of year	$31,755,340	$31,371,127	$308,554,370	$291,492,108

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M35 Sub-Account		M31 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,305,357	$935,991	$(2,101,659)	$(1,972,854)
Net realized gains (losses)	11,524,721	19,502,817	25,200,385	19,916,126
Net change in unrealized appreciation/(depreciation)	35,380,547	(44,075,970)	21,375,801	(15,099,024)
Increase (decrease) in net assets from operations	48,210,625	(23,637,162)	44,474,527	2,844,248
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,902,336	5,173,630	2,758,299	2,540,163
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,124,405)	(4,124,441)	(2,446,975)	(231,012)
Withdrawals, surrenders, annuitizations
and contract charges	(47,584,143)	(57,829,987)	(20,744,131)	(17,340,837)
Net accumulation activity	(43,806,212)	(56,780,798)	(20,432,807)	(15,031,686)
Annuitization Activity:
Annuitizations	-	434,860	73,254	66,633
Annuity payments and contract charges	(55,985)	(235,973)	(92,678)	(114,722)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(17,100)	96,366	(34,115)	(77,191)
Net annuitization activity	(73,085)	295,253	(53,539)	(125,280)
Net increase (decrease) from contract owner transactions	(43,879,297)	(56,485,545)	(20,486,346)	(15,156,966)
Total increase (decrease) in net assets	4,331,328	(80,122,707)	23,988,181	(12,312,718)
Net assets at beginning of year	281,998,243	362,120,950	128,977,969	141,290,687
Net assets at end of year	$286,329,571	$281,998,243	$152,966,150	$128,977,969

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M80 Sub-Account		MF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(348,891)	$(353,556)	$(340,028)	$(341,305)
Net realized gains (losses)	3,532,393	3,360,685	4,005,370	5,034,606
Net change in unrealized appreciation/(depreciation)	3,209,092	(2,682,080)	3,422,127	(4,529,576)
Increase (decrease) in net assets from operations	6,392,594	325,049	7,087,469	163,725
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	388,108	236,925	650,560	595,480
Transfers between Sub-Accounts
(including the Fixed Account), net	(259,935)	477,225	(591,038)	282,046
Withdrawals, surrenders, annuitizations
and contract charges	(3,018,934)	(3,622,685)	(3,603,632)	(3,766,172)
Net accumulation activity	(2,890,761)	(2,908,535)	(3,544,110)	(2,888,646)
Annuitization Activity:
Annuitizations	33,548	22,094	87,667	10,336
Annuity payments and contract charges	(6,145)	(4,295)	(29,439)	(24,635)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	965	(2,332)	(2,822)	3,742
Net annuitization activity	28,368	15,467	55,406	(10,557)
Net increase (decrease) from contract owner transactions	(2,862,393)	(2,893,068)	(3,488,704)	(2,899,203)
Total increase (decrease) in net assets	3,530,201	(2,568,019)	3,598,765	(2,735,478)
Net assets at beginning of year	18,852,039	21,420,058	20,181,465	22,916,943
Net assets at end of year	$22,382,240	$18,852,039	$23,780,230	$20,181,465

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M41 Sub-Account		M05 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(424,939)	$(457,701)	$(743,513)	$(767,407)
Net realized gains (losses)	4,365,724	6,351,388	9,575,640	7,340,782
Net change in unrealized appreciation/(depreciation)	3,846,452	(5,411,499)	7,809,540	(7,181,035)
Increase (decrease) in net assets from operations	7,787,237	482,188	16,641,667	(607,660)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	603,043	320,722	1,353,242	1,018,674
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,150,626)	(1,292,063)	(2,139,302)	(1,732,760)
Withdrawals, surrenders, annuitizations
and contract charges	(3,972,744)	(4,851,085)	(7,030,419)	(6,496,373)
Net accumulation activity	(5,520,327)	(5,822,426)	(7,816,479)	(7,210,459)
Annuitization Activity:
Annuitizations	25,225	83,952	48,955	62,768
Annuity payments and contract charges	(12,706)	(10,692)	(32,284)	(53,601)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	191	825	1,560	(23,146)
Net annuitization activity	12,710	74,085	18,231	(13,979)
Net increase (decrease) from contract owner transactions	(5,507,617)	(5,748,341)	(7,798,248)	(7,224,438)
Total increase (decrease) in net assets	2,279,620	(5,266,153)	8,843,419	(7,832,098)
Net assets at beginning of year	23,268,767	28,534,920	44,227,317	52,059,415
Net assets at end of year	$25,548,387	$23,268,767	$53,070,736	$44,227,317

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M42 Sub-Account		M89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(610,750)	$(685,182)	$6,917,120	$6,782,825
Net realized gains (losses)	8,789,298	7,512,818	(1,294,208)	(7,182,359)
Net change in unrealized appreciation/(depreciation)	3,759,741	(6,952,594)	29,519,797	(15,591,399)
Increase (decrease) in net assets from operations	11,938,289	(124,958)	35,142,709	(15,990,933)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	918,968	657,194	3,176,590	2,799,378
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,435,252)	(3,311,837)	19,142,277	(15,237,641)
Withdrawals, surrenders, annuitizations
and contract charges	(6,481,255)	(6,185,942)	(59,270,132)	(83,624,839)
Net accumulation activity	(9,997,539)	(8,840,585)	(36,951,265)	(96,063,102)
Annuitization Activity:
Annuitizations	59,763	1,539	118,557	18,865
Annuity payments and contract charges	(8,115)	(3,166)	(28,095)	(11,629)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,132	(23,375)	2,096	(6,976)
Net annuitization activity	52,780	(25,002)	92,558	260
Net increase (decrease) from contract owner transactions	(9,944,759)	(8,865,587)	(36,858,707)	(96,062,842)
Total increase (decrease) in net assets	1,993,530	(8,990,545)	(1,715,998)	(112,053,775)
Net assets at beginning of year	34,009,316	42,999,861	439,785,816	551,839,591
Net assets at end of year	$36,002,846	$34,009,316	$438,069,818	$439,785,816

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M82 Sub-Account		M44 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,273,960)	$(1,613,578)	$2,521,573	$(352,211)
Net realized gains (losses)	17,084,271	23,766,371	(802,242)	(3,019,469)
Net change in unrealized appreciation/(depreciation)	14,996,133	(28,158,400)	18,956,238	3,060,437
Increase (decrease) in net assets from operations	30,806,444	(6,005,607)	20,675,569	(311,243)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,000,177	1,453,373	1,973,302	1,772,328
Transfers between Sub-Accounts
(including the Fixed Account), net	(7,263,573)	(6,166,091)	(347,853)	(2,235,143)
Withdrawals, surrenders, annuitizations
and contract charges	(16,837,169)	(22,406,738)	(15,962,903)	(14,113,525)
Net accumulation activity	(23,100,565)	(27,119,456)	(14,337,454)	(14,576,340)
Annuitization Activity:
Annuitizations	74,853	-	75,771	112,552
Annuity payments and contract charges	(10,075)	(1,027)	(103,119)	(212,598)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	55	109	20,118	(55,388)
Net annuitization activity	64,833	(918)	(7,230)	(155,434)
Net increase (decrease) from contract owner transactions	(23,035,732)	(27,120,374)	(14,344,684)	(14,731,774)
Total increase (decrease) in net assets	7,770,712	(33,125,981)	6,330,885	(15,043,017)
Net assets at beginning of year	108,924,665	142,050,646	94,027,310	109,070,327
Net assets at end of year	$116,695,377	$108,924,665	$100,358,195	$94,027,310

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M40 Sub-Account		M83 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,019,766	$(463,187)	$1,064,843	$(246,922)
Net realized gains (losses)	1,117,896	(2,474,033)	17,018,729	24,858,858
Net change in unrealized appreciation/(depreciation)	8,116,274	2,663,761	34,673,474	(51,644,195)
Increase (decrease) in net assets from operations	10,253,936	(273,459)	52,757,046	(27,032,259)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	738,857	992,003	3,680,792	4,105,227
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,320,992)	(2,992,318)	(6,971,305)	894,619
Withdrawals, surrenders, annuitizations
and contract charges	(8,081,319)	(10,943,659)	(33,688,999)	(37,090,402)
Net accumulation activity	(9,663,454)	(12,943,974)	(36,979,512)	(32,090,556)
Annuitization Activity:
Annuitizations	5,388	1,723	374,465	371,085
Annuity payments and contract charges	(1,291)	(88)	(234,416)	(310,127)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	543	152	(7,668)	(37,623)
Net annuitization activity	4,640	1,787	132,381	23,335
Net increase (decrease) from contract owner transactions	(9,658,814)	(12,942,187)	(36,847,131)	(32,067,221)
Total increase (decrease) in net assets	595,122	(13,215,646)	15,909,915	(59,099,480)
Net assets at beginning of year	48,720,378	61,936,024	203,900,118	262,999,598
Net assets at end of year	$49,315,500	$48,720,378	$219,810,033	$203,900,118

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M08 Sub-Account		MB6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$217,499	$(450,574)	$123,630	$(208,559)
Net realized gains (losses)	4,804,766	8,396,753	36,384,132	46,980,515
Net change in unrealized appreciation/(depreciation)	20,169,467	(21,674,331)	21,892,323	(68,748,916)
Increase (decrease) in net assets from operations	25,191,732	(13,728,152)	58,400,085	(21,976,960)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,991,718	1,685,593	6,304,159	4,880,058
Transfers between Sub-Accounts
(including the Fixed Account), net	(5,709,666)	1,326,716	(3,897,280)	(2,642,566)
Withdrawals, surrenders, annuitizations
and contract charges	(16,709,517)	(24,191,635)	(36,462,734)	(39,166,033)
Net accumulation activity	(20,427,465)	(21,179,326)	(34,055,855)	(36,928,541)
Annuitization Activity:
Annuitizations	-	376,236	730,512	629,093
Annuity payments and contract charges	(57,015)	(136,097)	(468,340)	(322,696)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	699	106,983	127,532	(123,130)
Net annuitization activity	(56,316)	347,122	389,704	183,267
Net increase (decrease) from contract owner transactions	(20,483,781)	(20,832,204)	(33,666,151)	(36,745,274)
Total increase (decrease) in net assets	4,707,951	(34,560,356)	24,733,934	(58,722,234)
Net assets at beginning of year	99,305,473	133,865,829	226,421,225	285,143,459
Net assets at end of year	$104,013,424	$99,305,473	$251,155,159	$226,421,225

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB7 Sub-Account		MC0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(275,132)	$(394,225)	$1,158,691	$1,252,890
Net realized gains (losses)	8,847,810	13,180,487	(289,863)	(478,229)
Net change in unrealized appreciation/(depreciation)	5,301,682	(18,344,538)	5,159,392	(3,241,544)
Increase (decrease) in net assets from operations	13,874,360	(5,558,276)	6,028,220	(2,466,883)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,141,801	1,441,953	920,502	848,773
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,966,539)	(1,763,627)	876,184	(245,951)
Withdrawals, surrenders, annuitizations
and contract charges	(8,948,781)	(10,583,591)	(7,438,682)	(6,575,847)
Net accumulation activity	(9,773,519)	(10,905,265)	(5,641,996)	(5,973,025)
Annuitization Activity:
Annuitizations	58,286	3,425	84,557	97,056
Annuity payments and contract charges	(26,877)	(20,529)	(86,119)	(76,438)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	4,055	(45,664)	(4,559)	3,293
Net annuitization activity	35,464	(62,768)	(6,121)	23,911
Net increase (decrease) from contract owner transactions	(9,738,055)	(10,968,033)	(5,648,117)	(5,949,114)
Total increase (decrease) in net assets	4,136,305	(16,526,309)	380,103	(8,415,997)
Net assets at beginning of year	55,602,465	72,128,774	48,602,145	57,018,142
Net assets at end of year	$59,738,770	$55,602,465	$48,982,248	$48,602,145

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA0 Sub-Account		MC2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,293,161	$2,569,282	$(621,307)	$(795,753)
Net realized gains (losses)	(438,794)	(2,091,770)	21,108,323	18,091,243
Net change in unrealized appreciation/(depreciation)	12,285,001	(7,571,584)	5,216,051	(21,666,200)
Increase (decrease) in net assets from operations	14,139,368	(7,094,072)	25,703,067	(4,370,710)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,777,130	1,714,930	1,958,287	2,115,489
Transfers between Sub-Accounts
(including the Fixed Account), net	5,713,341	(1,627,731)	(3,280,378)	(1,101,604)
Withdrawals, surrenders, annuitizations
and contract charges	(16,826,655)	(27,291,614)	(12,766,386)	(13,931,442)
Net accumulation activity	(9,336,184)	(27,204,415)	(14,088,477)	(12,917,557)
Annuitization Activity:
Annuitizations	33,441	196,413	92,911	91,184
Annuity payments and contract charges	(15,641)	(64,597)	(117,234)	(119,287)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(12,872)	(1,558)	18,667	(39,368)
Net annuitization activity	4,928	130,258	(5,656)	(67,471)
Net increase (decrease) from contract owner transactions	(9,331,256)	(27,074,157)	(14,094,133)	(12,985,028)
Total increase (decrease) in net assets	4,808,112	(34,168,229)	11,608,934	(17,355,738)
Net assets at beginning of year	114,567,450	148,735,679	87,496,028	104,851,766
Net assets at end of year	$119,375,562	$114,567,450	$99,104,962	$87,496,028

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC1 Sub-Account		MC3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(438,246)	$(490,555)	$(125,824)	$(207,794)
Net realized gains (losses)	6,454,328	6,281,631	667,824	314,353
Net change in unrealized appreciation/(depreciation)	4,325,042	(7,796,386)	2,215,434	(2,950,352)
Increase (decrease) in net assets from operations	10,341,124	(2,005,310)	2,757,434	(2,843,793)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,062,736	590,764	150,435	310,156
Transfers between Sub-Accounts
(including the Fixed Account), net	(500,463)	3,055,795	34,308	16,433
Withdrawals, surrenders, annuitizations
and contract charges	(6,462,132)	(6,633,970)	(1,729,964)	(2,834,742)
Net accumulation activity	(5,899,859)	(2,987,411)	(1,545,221)	(2,508,153)
Annuitization Activity:
Annuitizations	28,759	39,062	10,957	6,740
Annuity payments and contract charges	(28,944)	(25,581)	(22,815)	(38,976)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	9,410	(674)	1,669	(606)
Net annuitization activity	9,225	12,807	(10,189)	(32,842)
Net increase (decrease) from contract owner transactions	(5,890,634)	(2,974,604)	(1,555,410)	(2,540,995)
Total increase (decrease) in net assets	4,450,490	(4,979,914)	1,202,024	(5,384,788)
Net assets at beginning of year	35,718,016	40,697,930	15,397,927	20,782,715
Net assets at end of year	$40,168,506	$35,718,016	$16,599,951	$15,397,927

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA1 Sub-Account		MC4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(200,474)	$(292,446)	$93,544	$(47,189)
Net realized gains (losses)	1,098,129	885,555	(70,361)	(105,550)
Net change in unrealized appreciation/(depreciation)	1,821,414	(3,542,009)	389,041	(107,108)
Increase (decrease) in net assets from operations	2,719,069	(2,948,900)	412,224	(259,847)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	131,373	117,887	63,618	168,067
Transfers between Sub-Accounts
(including the Fixed Account), net	(574,962)	1,143,659	809,924	(49,587)
Withdrawals, surrenders, annuitizations
and contract charges	(2,456,171)	(3,216,388)	(910,700)	(1,399,312)
Net accumulation activity	(2,899,760)	(1,954,842)	(37,158)	(1,280,832)
Annuitization Activity:
Annuitizations	-	1,469	30,644	12,592
Annuity payments and contract charges	(78)	(76)	(8,153)	(3,153)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	29	(739)	27,746	963
Net annuitization activity	(49)	654	50,237	10,402
Net increase (decrease) from contract owner transactions	(2,899,809)	(1,954,188)	13,079	(1,270,430)
Total increase (decrease) in net assets	(180,740)	(4,903,088)	425,303	(1,530,277)
Net assets at beginning of year	15,818,098	20,721,186	8,788,957	10,319,234
Net assets at end of year	$15,637,358	$15,818,098	$9,214,260	$8,788,957

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC5 Sub-Account		MC6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$3,803	$(9,471)	$(393,912)	$(460,791)
Net realized gains (losses)	1,636	(4,347)	9,508,610	7,432,469
Net change in unrealized appreciation/(depreciation)	24,296	(13,916)	4,100,002	(9,595,343)
Increase (decrease) in net assets from operations	29,735	(27,734)	13,214,700	(2,623,665)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	360	34,227	1,547,806	950,242
Transfers between Sub-Accounts
(including the Fixed Account), net	77,739	(51,716)	(1,694,111)	(97,250)
Withdrawals, surrenders, annuitizations
and contract charges	(126,411)	(162,411)	(6,410,296)	(8,148,077)
Net accumulation activity	(48,312)	(179,900)	(6,556,601)	(7,295,085)
Annuitization Activity:
Annuitizations	-	-	139,111	41,396
Annuity payments and contract charges	-	-	(94,675)	(55,787)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	(649)	11,710	(54,594)
Net annuitization activity	-	(649)	56,146	(68,985)
Net increase (decrease) from contract owner transactions	(48,312)	(180,549)	(6,500,455)	(7,364,070)
Total increase (decrease) in net assets	(18,577)	(208,283)	6,714,245	(9,987,735)
Net assets at beginning of year	822,077	1,030,360	41,358,792	51,346,527
Net assets at end of year	$803,500	$822,077	$48,073,037	$41,358,792

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC7 Sub-Account		MC8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(25,769)	$(32,988)	$(286,056)	$(374,582)
Net realized gains (losses)	319,870	310,129	14,108,455	12,625,683
Net change in unrealized appreciation/(depreciation)	258,452	(377,842)	7,052,565	(20,365,369)
Increase (decrease) in net assets from operations	552,553	(100,701)	20,874,964	(8,114,268)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	65,239	9,891	1,038,573	1,406,635
Transfers between Sub-Accounts
(including the Fixed Account), net	(29,158)	(425,058)	(1,489,416)	(806,848)
Withdrawals, surrenders, annuitizations
and contract charges	(237,130)	(230,506)	(10,910,669)	(12,439,064)
Net accumulation activity	(201,049)	(645,673)	(11,361,512)	(11,839,277)
Annuitization Activity:
Annuitizations	-	-	105,014	77,704
Annuity payments and contract charges	-	-	(417,982)	(95,584)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	7,337	(76,276)
Net annuitization activity	-	-	(305,631)	(94,156)
Net increase (decrease) from contract owner transactions	(201,049)	(645,673)	(11,667,143)	(11,933,433)
Total increase (decrease) in net assets	351,504	(746,374)	9,207,821	(20,047,701)
Net assets at beginning of year	1,746,938	2,493,312	73,514,254	93,561,955
Net assets at end of year	$2,098,442	$1,746,938	$82,722,075	$73,514,254

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MC9 Sub-Account		MD0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(39,942)	$(48,509)	$554,241	$(297,441)
Net realized gains (losses)	802,000	983,797	2,141,813	2,750,518
Net change in unrealized appreciation/(depreciation)	489,821	(1,450,844)	2,378,266	(5,168,279)
Increase (decrease) in net assets from operations	1,251,879	(515,556)	5,074,320	(2,715,202)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	216,974	178,206	453,118	627,924
Transfers between Sub-Accounts
(including the Fixed Account), net	(290,318)	50,622	(742,813)	(399,574)
Withdrawals, surrenders, annuitizations
and contract charges	(876,806)	(1,353,039)	(5,167,777)	(5,241,983)
Net accumulation activity	(950,150)	(1,124,211)	(5,457,472)	(5,013,633)
Annuitization Activity:
Annuitizations	38,826	-	140,834	49,775
Annuity payments and contract charges	(1,409)	-	(119,160)	(46,516)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(4)	-	(16,043)	554
Net annuitization activity	37,413	-	5,631	3,813
Net increase (decrease) from contract owner transactions	(912,737)	(1,124,211)	(5,451,841)	(5,009,820)
Total increase (decrease) in net assets	339,142	(1,639,767)	(377,521)	(7,725,022)
Net assets at beginning of year	4,525,231	6,164,998	41,494,783	49,219,805
Net assets at end of year	$4,864,373	$4,525,231	$41,117,262	$41,494,783

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M92 Sub-Account		M96 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$5,026,342	$(6,440,405)	$1,162,218	$1,421,881
Net realized gains (losses)	18,376,812	35,283,647	(1,278,668)	(1,918,056)
Net change in unrealized appreciation/(depreciation)	38,714,473	(66,609,072)	3,781,989	(451,011)
Increase (decrease) in net assets from operations	62,117,627	(37,765,830)	3,665,539	(947,186)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,081,466	3,992,372	2,041,727	2,137,998
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,847,344)	(7,673,837)	3,388,225	951,512
Withdrawals, surrenders, annuitizations
and contract charges	(65,743,594)	(96,296,080)	(12,238,158)	(13,164,918)
Net accumulation activity	(67,509,472)	(99,977,545)	(6,808,206)	(10,075,408)
Annuitization Activity:
Annuitizations	121,530	-	78,337	46,175
Annuity payments and contract charges	(17,621)	(7,628)	(82,626)	(71,594)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	337	115	46,030	26,896
Net annuitization activity	104,246	(7,513)	41,741	1,477
Net increase (decrease) from contract owner transactions	(67,405,226)	(99,985,058)	(6,766,465)	(10,073,931)
Total increase (decrease) in net assets	(5,287,599)	(137,750,888)	(3,100,926)	(11,021,117)
Net assets at beginning of year	522,436,665	660,187,553	75,920,316	86,941,433
Net assets at end of year	$517,149,066	$522,436,665	$72,819,390	$75,920,316

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD2 Sub-Account		MA6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,576,946	$2,200,283	$2,046,332	$2,181,887
Net realized gains (losses)	(1,178,920)	(5,130,701)	(635,045)	(550,790)
Net change in unrealized appreciation/(depreciation)	6,531,642	(161,208)	4,657,175	(3,971,491)
Increase (decrease) in net assets from operations	6,929,668	(3,091,626)	6,068,462	(2,340,394)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,760,978	2,104,664	965,401	1,759,113
Transfers between Sub-Accounts
(including the Fixed Account), net	9,244,724	(5,562,489)	1,116,129	(738,549)
Withdrawals, surrenders, annuitizations
and contract charges	(24,454,893)	(30,603,443)	(8,102,654)	(7,536,181)
Net accumulation activity	(13,449,191)	(34,061,268)	(6,021,124)	(6,515,617)
Annuitization Activity:
Annuitizations	104,374	60,348	46,838	235,677
Annuity payments and contract charges	(111,326)	(49,346)	(80,699)	(111,129)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	3,474	299	8,739	(26,139)
Net annuitization activity	(3,478)	11,301	(25,122)	98,409
Net increase (decrease) from contract owner transactions	(13,452,669)	(34,049,967)	(6,046,246)	(6,417,208)
Total increase (decrease) in net assets	(6,523,001)	(37,141,593)	22,216	(8,757,602)
Net assets at beginning of year	154,081,038	191,222,631	47,713,973	56,471,575
Net assets at end of year	$147,558,037	$154,081,038	$47,736,189	$47,713,973

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA3 Sub-Account		M97 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,330,430	$1,528,962	$(92,630)	$(180,896)
Net realized gains (losses)	(472,005)	(807,134)	4,836,854	4,636,941
Net change in unrealized appreciation/(depreciation)	3,452,945	(2,722,844)	3,109,153	(8,360,437)
Increase (decrease) in net assets from operations	4,311,370	(2,001,016)	7,853,377	(3,904,392)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,012,677	769,728	652,098	1,113,343
Transfers between Sub-Accounts
(including the Fixed Account), net	574,823	(948,043)	(911,078)	832,320
Withdrawals, surrenders, annuitizations
and contract charges	(6,654,915)	(8,101,451)	(6,066,394)	(5,918,736)
Net accumulation activity	(5,067,415)	(8,279,766)	(6,325,374)	(3,973,073)
Annuitization Activity:
Annuitizations	52,178	59,682	102,177	141,615
Annuity payments and contract charges	(20,597)	(32,258)	(63,507)	(76,936)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,878	(100)	(108)	437
Net annuitization activity	33,459	27,324	38,562	65,116
Net increase (decrease) from contract owner transactions	(5,033,956)	(8,252,442)	(6,286,812)	(3,907,957)
Total increase (decrease) in net assets	(722,586)	(10,253,458)	1,566,565	(7,812,349)
Net assets at beginning of year	36,323,910	46,577,368	33,622,626	41,434,975
Net assets at end of year	$35,601,324	$36,323,910	$35,189,191	$33,622,626

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD5 Sub-Account		M98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(107,019)	$(148,554)	$160,176	$(154,878)
Net realized gains (losses)	1,986,871	2,203,551	5,233,691	3,776,239
Net change in unrealized appreciation/(depreciation)	1,655,050	(3,909,472)	3,321,340	(8,408,466)
Increase (decrease) in net assets from operations	3,534,902	(1,854,475)	8,715,207	(4,787,105)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	733,208	223,055	958,498	590,056
Transfers between Sub-Accounts
(including the Fixed Account), net	(139,043)	810,036	(744,117)	(203,658)
Withdrawals, surrenders, annuitizations
and contract charges	(3,355,412)	(3,186,881)	(5,975,245)	(5,388,453)
Net accumulation activity	(2,761,247)	(2,153,790)	(5,760,864)	(5,002,055)
Annuitization Activity:
Annuitizations	1,527	113,254	132,072	13,722
Annuity payments and contract charges	(13,103)	(12,739)	(34,729)	(25,998)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	360	(1,823)	2,847	(245)
Net annuitization activity	(11,216)	98,692	100,190	(12,521)
Net increase (decrease) from contract owner transactions	(2,772,463)	(2,055,098)	(5,660,674)	(5,014,576)
Total increase (decrease) in net assets	762,439	(3,909,573)	3,054,533	(9,801,681)
Net assets at beginning of year	15,071,974	18,981,547	38,478,624	48,280,305
Net assets at end of year	$15,834,413	$15,071,974	$41,533,157	$38,478,624

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M93 Sub-Account		MD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(224,481)	$(770,299)	$(2,629,612)	$(2,691,088)
Net realized gains (losses)	10,863,079	10,085,206	54,072,589	43,456,731
Net change in unrealized appreciation/(depreciation)	6,894,434	(19,715,838)	47,665,760	(40,256,429)
Increase (decrease) in net assets from operations	17,533,032	(10,400,931)	99,108,737	509,214
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,258,769	945,791	7,373,231	5,980,877
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,607,176)	3,847,794	(5,751,466)	(4,804,151)
Withdrawals, surrenders, annuitizations
and contract charges	(14,321,450)	(16,686,793)	(47,896,543)	(43,724,030)
Net accumulation activity	(17,669,857)	(11,893,208)	(46,274,778)	(42,547,304)
Annuitization Activity:
Annuitizations	92,177	30,760	1,218,448	510,394
Annuity payments and contract charges	(24,994)	(18,556)	(727,280)	(458,906)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	216	2,061	193,957	(49,327)
Net annuitization activity	67,399	14,265	685,125	2,161
Net increase (decrease) from contract owner transactions	(17,602,458)	(11,878,943)	(45,589,653)	(42,545,143)
Total increase (decrease) in net assets	(69,426)	(22,279,874)	53,519,084	(42,035,929)
Net assets at beginning of year	81,180,035	103,459,909	276,836,568	318,872,497
Net assets at end of year	$81,110,609	$81,180,035	$330,355,652	$276,836,568

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB3 Sub-Account		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(458,408)	$(481,640)	$85,351	$(82,676)
Net realized gains (losses)	5,473,231	4,921,484	-	-
Net change in unrealized appreciation/(depreciation)	5,776,033	(4,468,638)	-	1
Increase (decrease) in net assets from operations	10,790,856	(28,794)	85,351	(82,675)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	932,822	618,923	4,810,684	3,654,292
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,354,184)	(1,544,843)	6,761,791	6,937,355
Withdrawals, surrenders, annuitizations
and contract charges	(5,050,090)	(5,446,561)	(15,797,473)	(17,416,173)
Net accumulation activity	(5,471,452)	(6,372,481)	(4,224,998)	(6,824,526)
Annuitization Activity:
Annuitizations	28,328	18,245	13,325	(138,342)
Annuity payments and contract charges	(18,881)	(16,743)	(74,023)	(51,963)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	3,105	(532)	5,610	(10,445)
Net annuitization activity	12,552	970	(55,088)	(200,750)
Net increase (decrease) from contract owner transactions	(5,458,900)	(6,371,511)	(4,280,086)	(7,025,276)
Total increase (decrease) in net assets	5,331,956	(6,400,305)	(4,194,735)	(7,107,951)
Net assets at beginning of year	30,935,440	37,335,745	42,172,705	49,280,656
Net assets at end of year	$36,267,396	$30,935,440	$37,977,970	$42,172,705

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD9 Sub-Account		ME2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(39,055)	$(546,982)	$3,772	$1,543
Net realized gains (losses)	-	(2)	1,561,421	888,401
Net change in unrealized appreciation/(depreciation)	-	1	2,914,964	(4,195,304)
Increase (decrease) in net assets from operations	(39,055)	(546,983)	4,480,157	(3,305,360)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,067,406	2,473,627	430,114	414,900
Transfers between Sub-Accounts
(including the Fixed Account), net	30,175,124	34,874,529	(324,005)	(93,566)
Withdrawals, surrenders, annuitizations
and contract charges	(47,357,837)	(52,556,996)	(2,324,795)	(2,381,207)
Net accumulation activity	(13,115,307)	(15,208,840)	(2,218,686)	(2,059,873)
Annuitization Activity:
Annuitizations	102,412	6,916	6,814	-
Annuity payments and contract charges	(33,094)	(27,000)	(4,901)	(4,171)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	796	179	(378)	(8,784)
Net annuitization activity	70,114	(19,905)	1,535	(12,955)
Net increase (decrease) from contract owner transactions	(13,045,193)	(15,228,745)	(2,217,151)	(2,072,828)
Total increase (decrease) in net assets	(13,084,248)	(15,775,728)	2,263,006	(5,378,188)
Net assets at beginning of year	120,800,340	136,576,068	17,993,248	23,371,436
Net assets at end of year	$107,716,092	$120,800,340	$20,256,254	$17,993,248

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	ME3 Sub-Account		MA5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(195,865)	$(244,468)	$520,839	$641,767
Net realized gains (losses)	2,780,861	3,293,176	(90,709)	(253,269)
Net change in unrealized appreciation/(depreciation)	6,166,935	(9,986,514)	1,947,006	(1,298,972)
Increase (decrease) in net assets from operations	8,751,931	(6,937,806)	2,377,136	(910,474)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	380,690	714,536	615,549	413,038
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,004,424)	2,577,530	1,357,412	979,144
Withdrawals, surrenders, annuitizations
and contract charges	(5,750,705)	(7,988,802)	(3,307,518)	(3,349,239)
Net accumulation activity	(7,374,439)	(4,696,736)	(1,334,557)	(1,957,057)
Annuitization Activity:
Annuitizations	17,442	17,857	-	46,742
Annuity payments and contract charges	(5,272)	(3,170)	(24,925)	(55,330)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,056	(17,146)	(5,432)	(7,313)
Net annuitization activity	13,226	(2,459)	(30,357)	(15,901)
Net increase (decrease) from contract owner transactions	(7,361,213)	(4,699,195)	(1,364,914)	(1,972,958)
Total increase (decrease) in net assets	1,390,718	(11,637,001)	1,012,222	(2,883,432)
Net assets at beginning of year	37,158,328	48,795,329	24,401,310	27,284,742
Net assets at end of year	$38,549,046	$37,158,328	$25,413,532	$24,401,310

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA7 Sub-Account		ME4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$67,056	$91,786	$(262,353)	$(288,837)
Net realized gains (losses)	(16,697)	(33,190)	4,402,641	3,534,311
Net change in unrealized appreciation/(depreciation)	321,429	(236,898)	1,059,864	(2,904,627)
Increase (decrease) in net assets from operations	371,788	(178,302)	5,200,152	340,847
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	33,094	129,311	66,025	462,245
Transfers between Sub-Accounts
(including the Fixed Account), net	127,608	(162,323)	(782,602)	(381,645)
Withdrawals, surrenders, annuitizations
and contract charges	(685,596)	(628,764)	(2,895,455)	(2,544,186)
Net accumulation activity	(524,894)	(661,776)	(3,612,032)	(2,463,586)
Annuitization Activity:
Annuitizations	-	41,770	-	15,644
Annuity payments and contract charges	(6,568)	(6,234)	(27,784)	(22,484)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	724	(210)	2,362	(466)
Net annuitization activity	(5,844)	35,326	(25,422)	(7,306)
Net increase (decrease) from contract owner transactions	(530,738)	(626,450)	(3,637,454)	(2,470,892)
Total increase (decrease) in net assets	(158,950)	(804,752)	1,562,698	(2,130,045)
Net assets at beginning of year	4,209,261	5,014,013	16,422,089	18,552,134
Net assets at end of year	$4,050,311	$4,209,261	$17,984,787	$16,422,089

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA2 Sub-Account		MF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(25,587)	$(32,519)	$(647,176)	$(687,155)
Net realized gains (losses)	336,582	520,071	7,989,645	4,794,415
Net change in unrealized appreciation/(depreciation)	136,559	(429,480)	4,231,927	(6,526,352)
Increase (decrease) in net assets from operations	447,554	58,072	11,574,396	(2,419,092)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	90,940	47,590	952,420	790,778
Transfers between Sub-Accounts
(including the Fixed Account), net	(106,299)	(164,955)	(1,465,202)	(3,768,957)
Withdrawals, surrenders, annuitizations
and contract charges	(144,089)	(463,477)	(9,256,127)	(10,878,234)
Net accumulation activity	(159,448)	(580,842)	(9,768,909)	(13,856,413)
Annuitization Activity:
Annuitizations	-	-	41,725	150,886
Annuity payments and contract charges	-	-	(27,520)	(24,149)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	614	1,434
Net annuitization activity	-	-	14,819	128,171
Net increase (decrease) from contract owner transactions	(159,448)	(580,842)	(9,754,090)	(13,728,242)
Total increase (decrease) in net assets	288,106	(522,770)	1,820,306	(16,147,334)
Net assets at beginning of year	1,370,549	1,893,319	50,559,537	66,706,871
Net assets at end of year	$1,658,655	$1,370,549	$52,379,843	$50,559,537

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF5 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,988,765	$1,242,727	$33,240	$45,572
Net realized gains (losses)	18,351,564	16,949,532	90,901	124,693
Net change in unrealized appreciation/(depreciation)	35,726,802	(38,053,127)	265,482	(249,752)
Increase (decrease) in net assets from operations	57,067,131	(19,860,868)	389,623	(79,487)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,559,376	2,988,398	68,125	24,404
Transfers between Sub-Accounts
(including the Fixed Account), net	7,672,634	(943,151)	(25,702)	(209,176)
Withdrawals, surrenders, annuitizations
and contract charges	(76,823,412)	(86,630,923)	(332,173)	(214,603)
Net accumulation activity	(65,591,402)	(84,585,676)	(289,750)	(399,375)
Annuitization Activity:
Annuitizations	63,196	-	-	20,820
Annuity payments and contract charges	(49,952)	(47,997)	(449)	(22,346)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,821)	916	81	(405)
Net annuitization activity	10,423	(47,081)	(368)	(1,931)
Net increase (decrease) from contract owner transactions	(65,580,979)	(84,632,757)	(290,118)	(401,306)
Total increase (decrease) in net assets	(8,513,848)	(104,493,625)	99,505	(480,793)
Net assets at beginning of year	414,465,602	518,959,227	1,644,682	2,125,475
Net assets at end of year	$405,951,754	$414,465,602	$1,744,187	$1,644,682

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF7 Sub-Account		MF9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$569,023	$845,467	$1,071,707	$(445,376)
Net realized gains (losses)	2,711,382	4,926,484	32,746,043	30,502,722
Net change in unrealized appreciation/(depreciation)	7,890,371	(8,367,087)	37,179,675	(52,263,773)
Increase (decrease) in net assets from operations	11,170,776	(2,595,136)	70,997,425	(22,206,427)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	721,572	976,962	2,667,103	1,838,912
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,783,332)	(3,882,639)	(7,887,201)	(133,135)
Withdrawals, surrenders, annuitizations
and contract charges	(7,835,137)	(11,142,616)	(46,455,295)	(60,125,613)
Net accumulation activity	(8,896,897)	(14,048,293)	(51,675,393)	(58,419,836)
Annuitization Activity:
Annuitizations	27,861	66,403	-	1,614
Annuity payments and contract charges	(14,978)	(11,244)	(91)	(83)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	530	(11,654)	40	138
Net annuitization activity	13,413	43,505	(51)	1,669
Net increase (decrease) from contract owner transactions	(8,883,484)	(14,004,788)	(51,675,444)	(58,418,167)
Total increase (decrease) in net assets	2,287,292	(16,599,924)	19,321,981	(80,624,594)
Net assets at beginning of year	48,236,259	64,836,183	306,459,709	387,084,303
Net assets at end of year	$50,523,551	$48,236,259	$325,781,690	$306,459,709

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG1 Sub-Account		MF2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(271,932)	$(294,055)	$1,817,323	$594,615
Net realized gains (losses)	(412,851)	(2,844,445)	12,600	(781,904)
Net change in unrealized appreciation/(depreciation)	8,180,523	(5,945,327)	4,852,171	(1,035,946)
Increase (decrease) in net assets from operations	7,495,740	(9,083,827)	6,682,094	(1,223,235)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,049,811	1,324,312	3,578,626	3,810,791
Transfers between Sub-Accounts
(including the Fixed Account), net	4,481,478	277,391	14,014,632	(9,800,389)
Withdrawals, surrenders, annuitizations
and contract charges	(18,567,225)	(24,199,221)	(35,035,305)	(40,310,509)
Net accumulation activity	(13,035,936)	(22,597,518)	(17,442,047)	(46,300,107)
Annuitization Activity:
Annuitizations	64,899	4,791	360,285	112,619
Annuity payments and contract charges	(44,599)	(7,408)	(83,110)	(48,024)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,643)	1,109	3,464	5,195
Net annuitization activity	17,657	(1,508)	280,639	69,790
Net increase (decrease) from contract owner transactions	(13,018,279)	(22,599,026)	(17,161,408)	(46,230,317)
Total increase (decrease) in net assets	(5,522,539)	(31,682,853)	(10,479,314)	(47,453,552)
Net assets at beginning of year	122,512,404	154,195,257	203,393,960	250,847,512
Net assets at end of year	$116,989,865	$122,512,404	$192,914,646	$203,393,960

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$838,894	$90,855	$(121,534)	$(249,421)
Net realized gains (losses)	70,113	(492,960)	1,508,363	1,474,002
Net change in unrealized appreciation/(depreciation)	2,583,630	(479,827)	4,830,956	(4,612,691)
Increase (decrease) in net assets from operations	3,492,637	(881,932)	6,217,785	(3,388,110)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,378,440	878,858	470,601	525,266
Transfers between Sub-Accounts
(including the Fixed Account), net	8,879,074	(1,820,563)	(1,319,690)	298,936
Withdrawals, surrenders, annuitizations
and contract charges	(14,098,530)	(20,943,488)	(3,999,846)	(4,646,012)
Net accumulation activity	(3,841,016)	(21,885,193)	(4,848,935)	(3,821,810)
Annuitization Activity:
Annuitizations	9,118	-	3,765	43,835
Annuity payments and contract charges	(1,546)	(1,770)	(5,378)	(4,909)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	247	872	320	(11,758)
Net annuitization activity	7,819	(898)	(1,293)	27,168
Net increase (decrease) from contract owner transactions	(3,833,197)	(21,886,091)	(4,850,228)	(3,794,642)
Total increase (decrease) in net assets	(340,560)	(22,768,023)	1,367,557	(7,182,752)
Net assets at beginning of year	109,785,950	132,553,973	23,170,786	30,353,538
Net assets at end of year	$109,445,390	$109,785,950	$24,538,343	$23,170,786

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG4 Sub-Account		MG6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(142,933)	$(246,530)	$7,626,089	$2,835,220
Net realized gains (losses)	1,575,189	1,221,931	108,014,145	97,587,976
Net change in unrealized appreciation/(depreciation)	4,031,740	(3,934,613)	121,640,903	(174,910,427)
Increase (decrease) in net assets from operations	5,463,996	(2,959,212)	237,281,137	(74,487,231)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	136,486	253,805	11,953,200	14,418,888
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,440,755)	(211,073)	(10,777,670)	714,091
Withdrawals, surrenders, annuitizations
and contract charges	(3,544,128)	(5,449,557)	(192,422,803)	(239,069,385)
Net accumulation activity	(4,848,397)	(5,406,825)	(191,247,273)	(223,936,406)
Annuitization Activity:
Annuitizations	4,426	-	665,748	-
Annuity payments and contract charges	(277)	-	(30,874)	(144,951)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	114	-	(53,159)	123,493
Net annuitization activity	4,263	-	581,715	(21,458)
Net increase (decrease) from contract owner transactions	(4,844,134)	(5,406,825)	(190,665,558)	(223,957,864)
Total increase (decrease) in net assets	619,862	(8,366,037)	46,615,579	(298,445,095)
Net assets at beginning of year	20,713,591	29,079,628	1,255,969,013	1,554,414,108
Net assets at end of year	$21,333,453	$20,713,591	$1,302,584,592	$1,255,969,013

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG7 Sub-Account		V44 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(86,684)	$(125,917)	$(191,442)	$(169,475)
Net realized gains (losses)	945,326	1,480,850	1,037,294	2,699,341
Net change in unrealized appreciation/(depreciation)	1,230,783	(2,281,768)	1,960,842	(1,986,910)
Increase (decrease) in net assets from operations	2,089,425	(926,835)	2,806,694	542,956
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	73,855	97,720	311,599	267,843
Transfers between Sub-Accounts
(including the Fixed Account), net	(812,312)	(63,135)	453,357	2,517,213
Withdrawals, surrenders, annuitizations
and contract charges	(1,024,134)	(1,602,767)	(2,049,615)	(2,492,168)
Net accumulation activity	(1,762,591)	(1,568,182)	(1,284,659)	292,888
Annuitization Activity:
Annuitizations	4,356	-	-	1,548
Annuity payments and contract charges	(276)	-	(88)	(80)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	115	-	44	130
Net annuitization activity	4,195	-	(44)	1,598
Net increase (decrease) from contract owner transactions	(1,758,396)	(1,568,182)	(1,284,703)	294,486
Total increase (decrease) in net assets	331,029	(2,495,017)	1,521,991	837,442
Net assets at beginning of year	7,295,067	9,790,084	9,712,851	8,875,409
Net assets at end of year	$7,626,096	$7,295,067	$11,234,842	$9,712,851

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V43 Sub-Account		O19 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(125,469)	$(114,330)	$(238,832)	$(258,238)
Net realized gains (losses)	1,753,041	1,911,195	1,263,847	1,004,567
Net change in unrealized appreciation/(depreciation)	789,341	(1,092,481)	2,926,219	(1,648,774)
Increase (decrease) in net assets from operations	2,416,913	704,384	3,951,234	(902,445)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	42,333	198,185	388,220	235,610
Transfers between Sub-Accounts
(including the Fixed Account), net	(144,257)	338,264	(837,964)	329,120
Withdrawals, surrenders, annuitizations
and contract charges	(938,162)	(1,602,340)	(2,309,048)	(2,931,831)
Net accumulation activity	(1,040,086)	(1,065,891)	(2,758,792)	(2,367,101)
Annuitization Activity:
Annuitizations	4,607	-	43,566	6,813
Annuity payments and contract charges	(278)	-	(3,303)	(2,940)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	106	-	543	(6)
Net annuitization activity	4,435	-	40,806	3,867
Net increase (decrease) from contract owner transactions	(1,035,651)	(1,065,891)	(2,717,986)	(2,363,234)
Total increase (decrease) in net assets	1,381,262	(361,507)	1,233,248	(3,265,679)
Net assets at beginning of year	6,474,748	6,836,255	12,674,828	15,940,507
Net assets at end of year	$7,856,010	$6,474,748	$13,908,076	$12,674,828

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	O23 Sub-Account		O20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$40,765	$11,691	$(163,886)	$(171,036)
Net realized gains (losses)	454,127	605,046	2,452,930	2,260,258
Net change in unrealized appreciation/(depreciation)	1,036,159	(1,416,845)	1,782,214	(4,600,790)
Increase (decrease) in net assets from operations	1,531,051	(800,108)	4,071,258	(2,511,568)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	18,019	23,308	139,824	303,997
Transfers between Sub-Accounts
(including the Fixed Account), net	42,090	63,821	(1,283,873)	1,423,490
Withdrawals, surrenders, annuitizations
and contract charges	(912,015)	(987,227)	(2,531,357)	(4,321,877)
Net accumulation activity	(851,906)	(900,098)	(3,675,406)	(2,594,390)
Annuitization Activity:
Annuitizations	-	-	3,609	1,487
Annuity payments and contract charges	-	-	(226)	(77)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	415	125
Net annuitization activity	-	-	3,798	1,535
Net increase (decrease) from contract owner transactions	(851,906)	(900,098)	(3,671,608)	(2,592,855)
Total increase (decrease) in net assets	679,145	(1,700,206)	399,650	(5,104,423)
Net assets at beginning of year	10,331,463	12,031,669	15,149,305	20,253,728
Net assets at end of year	$11,010,608	$10,331,463	$15,548,955	$15,149,305

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	O21 Sub-Account		O04 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,416,496)	$(1,447,783)	$(82,842)	$(97,877)
Net realized gains (losses)	33,188,162	32,978,412	383,271	898,069
Net change in unrealized appreciation/(depreciation)	7,743,862	(46,742,368)	712,934	(1,361,863)
Increase (decrease) in net assets from operations	39,515,528	(15,211,739)	1,013,363	(561,671)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,365,549	3,154,271	101,580	252,734
Transfers between Sub-Accounts
(including the Fixed Account), net	(9,953,076)	(2,412,025)	(225,878)	(173,868)
Withdrawals, surrenders, annuitizations
and contract charges	(25,593,737)	(29,668,893)	(681,265)	(1,299,780)
Net accumulation activity	(33,181,264)	(28,926,647)	(805,563)	(1,220,914)
Annuitization Activity:
Annuitizations	208,125	49,875	24,042	-
Annuity payments and contract charges	(51,387)	(30,654)	(880)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	4,106	(55,277)	(2)	-
Net annuitization activity	160,844	(36,056)	23,160	-
Net increase (decrease) from contract owner transactions	(33,020,420)	(28,962,703)	(782,403)	(1,220,914)
Total increase (decrease) in net assets	6,495,108	(44,174,442)	230,960	(1,782,585)
Net assets at beginning of year	145,625,526	189,799,968	4,562,326	6,344,911
Net assets at end of year	$152,120,634	$145,625,526	$4,793,286	$4,562,326

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	PH2 Sub-Account		P08 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(501)	$(534)	$207,381	$258,016
Net realized gains (losses)	(19,837)	53,650	(78,054)	(140,462)
Net change in unrealized appreciation/(depreciation)	106,721	(105,149)	1,472,575	(1,418,065)
Increase (decrease) in net assets from operations	86,383	(52,033)	1,601,902	(1,300,511)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	-	487,763	103,255
Transfers between Sub-Accounts
(including the Fixed Account), net	(16,814)	(32,214)	830,190	(657,106)
Withdrawals, surrenders, annuitizations
and contract charges	(60,358)	(100,508)	(2,417,966)	(2,760,347)
Net accumulation activity	(77,172)	(132,722)	(1,100,013)	(3,314,198)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(77,172)	(132,722)	(1,100,013)	(3,314,198)
Total increase (decrease) in net assets	9,211	(184,755)	501,889	(4,614,709)
Net assets at beginning of year	367,455	552,210	16,485,880	21,100,589
Net assets at end of year	$376,666	$367,455	$16,987,769	$16,485,880

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	PC0 Sub-Account		P70 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$180,681	$248,205	$6,851	$1,397
Net realized gains (losses)	(169,165)	(205,493)	(28,719)	(29,631)
Net change in unrealized appreciation/(depreciation)	1,456,580	(1,304,321)	47,589	(22,724)
Increase (decrease) in net assets from operations	1,468,096	(1,261,609)	25,721	(50,958)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	25,122	70,367	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	318,496	(374,351)	7,283	125
Withdrawals, surrenders, annuitizations
and contract charges	(2,787,144)	(2,741,140)	(57,784)	(19,294)
Net accumulation activity	(2,443,526)	(3,045,124)	(50,501)	(19,169)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(2,443,526)	(3,045,124)	(50,501)	(19,169)
Total increase (decrease) in net assets	(975,430)	(4,306,733)	(24,780)	(70,127)
Net assets at beginning of year	15,777,531	20,084,264	280,406	350,533
Net assets at end of year	$14,802,101	$15,777,531	$255,626	$280,406

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P10 Sub-Account		PK8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$652,759	$119,523	$219,992	$230,141
Net realized gains (losses)	(1,800,207)	(4,215,017)	(87,696)	(495,524)
Net change in unrealized appreciation/(depreciation)	3,255,539	(124,679)	827,881	(369,777)
Increase (decrease) in net assets from operations	2,108,091	(4,220,173)	960,177	(635,160)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	291,679	339,488	108,177	113,360
Transfers between Sub-Accounts
(including the Fixed Account), net	1,830,018	(306,040)	161,243	(100,961)
Withdrawals, surrenders, annuitizations
and contract charges	(3,551,389)	(4,946,357)	(1,030,625)	(2,177,283)
Net accumulation activity	(1,429,692)	(4,912,909)	(761,205)	(2,164,884)
Annuitization Activity:
Annuitizations	22,327	93,477	4,539	-
Annuity payments and contract charges	(12,123)	(10,785)	(1,681)	(2,653)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	134	109	266	1,682
Net annuitization activity	10,338	82,801	3,124	(971)
Net increase (decrease) from contract owner transactions	(1,419,354)	(4,830,108)	(758,081)	(2,165,855)
Total increase (decrease) in net assets	688,737	(9,050,281)	202,096	(2,801,015)
Net assets at beginning of year	22,324,165	31,374,446	7,700,705	10,501,720
Net assets at end of year	$23,012,902	$22,324,165	$7,902,801	$7,700,705

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P20 Sub-Account		PD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$7,299	$11,677	$1,753,907	$(44,260)
Net realized gains (losses)	(18,985)	(10,855)	(3,091,629)	31,903,014
Net change in unrealized appreciation/(depreciation)	48,575	(33,408)	55,980,825	(61,692,049)
Increase (decrease) in net assets from operations	36,889	(32,586)	54,643,103	(29,833,295)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	54	10,702	1,935,269	2,279,834
Transfers between Sub-Accounts
(including the Fixed Account), net	54,654	(2,752)	(5,098,717)	(3,134,058)
Withdrawals, surrenders, annuitizations
and contract charges	(303,188)	(77,582)	(50,239,343)	(67,876,727)
Net accumulation activity	(248,480)	(69,632)	(53,402,791)	(68,730,951)
Annuitization Activity:
Annuitizations	-	-	35,037	-
Annuity payments and contract charges	-	-	(8,830)	(10,487)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	5,993	(4,969)
Net annuitization activity	-	-	32,200	(15,456)
Net increase (decrease) from contract owner transactions	(248,480)	(69,632)	(53,370,591)	(68,746,407)
Total increase (decrease) in net assets	(211,591)	(102,218)	1,272,512	(98,579,702)
Net assets at beginning of year	422,826	525,044	380,593,252	479,172,954
Net assets at end of year	$211,235	$422,826	$381,865,764	$380,593,252

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P06 Sub-Account		P07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(13,109)	$309,757	$1,790,763	$1,296,639
Net realized gains (losses)	(725,895)	(2,033,268)	(1,382,694)	(1,319,823)
Net change in unrealized appreciation/(depreciation)	2,901,183	185,992	8,406,563	(3,937,414)
Increase (decrease) in net assets from operations	2,162,179	(1,537,519)	8,814,632	(3,960,598)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	617,630	467,193	2,524,505	2,700,980
Transfers between Sub-Accounts
(including the Fixed Account), net	1,354,818	(939,489)	6,824,739	(4,717,636)
Withdrawals, surrenders, annuitizations
and contract charges	(5,220,116)	(7,261,832)	(24,322,817)	(28,536,400)
Net accumulation activity	(3,247,668)	(7,734,128)	(14,973,573)	(30,553,056)
Annuitization Activity:
Annuitizations	-	84,107	80,648	148,343
Annuity payments and contract charges	(37,713)	(73,847)	(123,533)	(98,188)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(183)	(1,291)	31,041	(9,951)
Net annuitization activity	(37,896)	8,969	(11,844)	40,204
Net increase (decrease) from contract owner transactions	(3,285,564)	(7,725,159)	(14,985,417)	(30,512,852)
Total increase (decrease) in net assets	(1,123,385)	(9,262,678)	(6,170,785)	(34,473,450)
Net assets at beginning of year	33,513,529	42,776,207	139,502,056	173,975,506
Net assets at end of year	$32,390,144	$33,513,529	$133,331,271	$139,502,056

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P68 Sub-Account		PI3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$17	$-	$(244,829)	$(220,925)
Net realized gains (losses)	(6)	-	(88,411)	574,464
Net change in unrealized appreciation/(depreciation)	(25)	-	990,098	(2,039,809)
Increase (decrease) in net assets from operations	(14)	-	656,858	(1,686,270)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	13,516	-	87,000	35,327
Transfers between Sub-Accounts
(including the Fixed Account), net	6,922	-	402,091	(329,434)
Withdrawals, surrenders, annuitizations
and contract charges	-	-	(1,718,387)	(3,497,291)
Net accumulation activity	20,438	-	(1,229,296)	(3,791,398)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	20,438	-	(1,229,296)	(3,791,398)
Total increase (decrease) in net assets	20,424	-	(572,438)	(5,477,668)
Net assets at beginning of year	-	-	15,177,351	20,655,019
Net assets at end of year	$20,424	$-	$14,604,913	$15,177,351

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P72 Sub-Account		P95 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$52,610	$(130,263)	$(25)	$-
Net realized gains (losses)	1,484,674	1,276,193	-	-
Net change in unrealized appreciation/(depreciation)	1,746,855	(2,419,747)	111	-
Increase (decrease) in net assets from operations	3,284,139	(1,273,817)	86	-
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	148,716	205,600	7,000	-
Transfers between Sub-Accounts
(including the Fixed Account), net	191,954	1,200,905	289	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,846,560)	(2,668,458)	(24)	-
Net accumulation activity	(1,505,890)	(1,261,953)	7,265	-
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	(1,505,890)	(1,261,953)	7,265	-
Total increase (decrease) in net assets	1,778,249	(2,535,770)	7,351	-
Net assets at beginning of year	12,064,141	14,599,911	-	-
Net assets at end of year	$13,842,390	$12,064,141	$7,351	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P79 Sub-Account		W41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(81)	$-	$(4,084)	$(4,097)
Net realized gains (losses)	29	-	21,397	10,307
Net change in unrealized appreciation/(depreciation)	1,919	-	42,687	(38,996)
Increase (decrease) in net assets from operations	1,867	-	60,000	(32,786)
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	15,406	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(312)	-	(10,586)	(4,884)
Withdrawals, surrenders, annuitizations
and contract charges	(54)	-	(28,856)	(29,338)
Net accumulation activity	15,040	-	(39,442)	(34,222)
Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-
Net increase (decrease) from contract owner transactions	15,040	-	(39,442)	(34,222)
Total increase (decrease) in net assets	16,907	-	20,558	(67,008)
Net assets at beginning of year	-	-	236,808	303,816
Net assets at end of year	$16,907	$-	$257,366	$236,808

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	W42 Sub-Account
	December 31,	December 31,
	2019	2018
Operations:
Net investment income (loss)	$(538)	$(924)
Net realized gains (losses)	5,554	523
Net change in unrealized appreciation/(depreciation)	4,003	432
Increase (decrease) in net assets from operations	9,019	31
Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	-	7,585
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,274)	(1,043)
Withdrawals, surrenders, annuitizations
and contract charges	(408)	(28,099)
Net accumulation activity	(2,682)	(21,557)
Annuitization Activity:
Annuitizations	-	-
Annuity payments and contract charges	-	-
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	-	-
Net increase (decrease) from contract owner transactions	(2,682)	(21,557)
Total increase (decrease) in net assets	6,337	(21,526)
Net assets at beginning of year	31,384	52,910
Net assets at end of year	$37,721	$31,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the "Variable Account") is a separate account of Delaware Life Insurance Company (the "Sponsor"). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts, Masters Prime contracts (collectively the "Contracts"), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into "Sub-Accounts". Each Sub-Account is invested in shares of a specific mutual fund (collectively the "Funds"), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-
Account	Previous Name	Effective Date
V43	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II	April 30, 2019
FE6	Franklin Templeton Founding Funds Allocation VIP Fund Class 2	May 1, 2019
C91	Columbia Variable Portfolio Select Large-Cap Value- Class 2	May 1, 2019
O19	Oppenheimer Capital Appreciation Fund/VA (Service Shares)	May 24, 2019
O23	Oppenheimer Conservative Balanced Fund/VA (Service Shares)	May 24, 2019
O20	Oppenheimer Global Fund/VA (Service Shares)	May 24, 2019
O04	Oppenheimer Main Street Small Cap Fund/VA (Service Shares)	May 24, 2019
O21	Oppenheimer Main Street Fund/VA (Service Shares)	May 24, 2019
M93	MFS VIT II International Value Portfolio S Class	June 1, 2019
M98	MFS VIT II International Value Portfolio I Class	June 1, 2019
PD6	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class	October 1, 2019

There were no liquidated, merged, or commenced Sub-Accounts during the current year.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C59, C60, C58, C89, C90	April 29, 2016
AC4, C91, G03, P68, P95, P79, AP0, AQ1, AS3, AQ3, L33	October 3, 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the Sponsor's management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2019. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub- Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the "Fixed Account". The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner's account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Annuitization

On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the "Code"). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management's estimates.

Subsequent events

The Sponsor's management has evaluated events subsequent to December 31, 2019 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

The spread of COVID-19 is worldwide, dislocating the capital markets and affecting every industry. There is considerable uncertainty around both the severity and the duration of the COVID-19 outbreak, and for that reason the future financial and other impacts of the pandemic on the Variable Account's net assets cannot reasonably be estimated at this time.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts' investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, "Fair Value Measurements and Disclosures", establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds' closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2019, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2019. There were no transfers between levels during the year ended December 31, 2019.

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2019, the deduction is at an effective annual rate as follows:

	Level	Level	Level	Level	Level	Level	Level	Level	Level
	1	2	3	4	5	6	7	8	9
Regatta	1.40%	-	-	-	-	-	-	-	-
Regatta Gold	1.25%	-	-	-	-	-	-	-	-
Regatta Classic	1.00%	-	-	-	-	-	-	-	-
Regatta Platinum	1.25%	-	-	-	-	-	-	-	-
Regatta Extra	1.30%	1.45%	1.55%	1.70%	-	-	-	-	-
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-	-
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-	-
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-	-
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	-
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	-	-
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	-
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	-
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-	-
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	-
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	-
Masters Extra II	1.40%	1.80%	-	-	-	-	-	-	-
Masters Choice II	1.05%	1.30%	1.45%	-	-	-	-	-	-
Masters Flex II	1.30%	1.70%	-	-	-	-	-	-	-
Masters I Share	0.50%	-	-	-	-	-	-	-	-
Masters Prime	0.85%

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex, Masters Flex II and Masters Prime. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, Masters Choice II and Masters Prime contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee ("Account Fee"). Distribution and administrative expense charges are reflected in the Statements of Operations.

Administration charges ("Account Fee")

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant's account value in the case of Regatta Gold, $30 in cash Masters Prime, $35 in the case of Regatta Extra and Regatta Platinum contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statements of Changes in Net Assets as part of "Withdrawals, surrenders, annuitizations, and contract charges" line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item "Annuity payments and contract charges" in the Statements of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, Masters VII, and Masters Prime; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line on the Statements of Changes in Net Assets.

Optional living benefit rider charges ("Benefit Fee")

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly	Joint Life Quarterly	Single Life Annual	Joint Life Annual
Secured Returns	Charge	Charge	Charge	Charge
	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges ("Benefit Fee") (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line on the Statements of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1,

2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 were as follows:

AL1	Purchases	Sales
	$6,115,503	$7,133,986
AO5	2,482,603	13,083,345
AM2	225,775	1,136,486
A98	1,785,509	5,285,714
AC4	98,405	8,205
A74	2,880,583	2,257,166
AP0	116,519	6,619
AQ1	10,483	3,487
AS3	117,133	7,154
AQ3	3,522	122
B18	25,214,324	69,376,778
L33	25,943	503
C71	2,527	1,783
C59	14,830	7,434
C60	1,162,162	15,383,096
C89	18,107	8,594
C90	1,039,955	5,028,969
C58	940,958	1,228,355
C91	37,527	4,463
FD7	13,676,770	20,114,318
F24	21,824,037	33,909,331
F88	571,032	900,855
FB9	2,328,540	2,746,704
F15	1,843,797	3,053,634
F41	13,301,632	19,462,801
FE3	11,792,783	43,350,404
T21	906,815	5,371,472
T20	9,147,982	16,132,254
FE6	2,980,097	3,701,618
T59	942,916	1,193,633
F56	4,472,133	3,716,308
F59	6,169,418	12,718,948
FF0	177,722	595,052
F54	17,049,859	25,012,952
FG8	27,315	104,450
F53	5,341,479	6,389,646
FJ9	73,450	220,142
T28	2,063,996	2,836,515
FJ0	27,481	99,002
G03	36,626	215
H24	71,847	184,647
H32	264,501	301,036
V35	1,104,082	1,527,043

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

V13	Purchases	Sales
	$5,103,715	$5,681,072
V11	10,669,727	17,081,138
AC1	375,100	858,637
J88	6,549,121	6,405,955
J94	3,581,725	3,493,628
L11	2,347,786	6,854,682
L18	3,086,013	6,490,233
L17	2,356,033	7,086,109
M07	22,057,527	46,055,327
M35	21,577,629	56,403,168
M31	15,448,018	25,342,816
M80	4,374,807	5,709,167
MF1	4,472,940	5,324,535
M41	4,994,901	7,501,241
M05	10,863,386	10,278,692
M42	8,133,512	11,774,022
M89	42,852,517	72,790,035
M82	14,089,877	26,495,586
M44	7,021,758	18,578,433
M40	4,029,545	12,523,818
M83	19,132,773	45,345,598
M08	9,486,281	25,069,211
MB6	27,492,918	43,058,600
MB7	7,199,401	12,773,859
MC0	4,998,149	9,496,347
MA0	16,882,558	23,910,003
MC2	15,685,500	18,022,014
MC1	8,970,646	10,227,024
MC3	1,387,787	2,560,624
MA1	1,870,086	4,465,705
MC4	1,501,872	1,423,109
MC5	102,864	147,380
MC6	6,905,081	8,956,746
MC7	271,178	289,458
MC8	8,472,332	13,702,007
MC9	797,997	1,351,409
MD0	2,990,558	6,968,598
M92	29,244,084	79,611,331
M96	8,235,505	13,890,774
MD2	16,724,783	28,604,967
MA6	5,305,966	9,324,139
MA3	3,697,649	7,403,140
M97	5,232,518	7,924,426
MD5	3,348,996	4,527,490
M98	3,551,043	7,843,481
M93	5,975,896	21,345,052
MD6	34,082,065	58,315,754
MB3	4,519,764	7,757,495
MD8	14,671,823	18,869,537

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

MD9	Purchases	Sales
	$48,627,939	$61,713,051
ME2	1,745,531	3,135,793
ME3	3,055,779	9,018,134
MA5	3,158,622	3,970,887
MA7	452,920	917,329
ME4	2,397,402	4,471,233
MA2	439,351	449,403
MF3	12,489,194	14,140,664
MF5	44,589,854	86,788,019
MF6	194,997	440,570
MF7	3,320,008	11,356,867
MF9	40,979,553	61,561,931
MG1	10,299,814	23,588,986
MF2	23,189,549	38,540,104
MG2	14,696,799	17,691,528
MG3	3,038,090	5,964,958
MG4	2,869,973	6,044,154
MG6	134,146,830	227,187,330
MG7	1,674,182	2,315,857
V44	3,126,424	3,945,495
V43	2,928,961	3,034,651
O19	2,173,071	3,761,390
O23	698,907	1,334,274
O20	2,813,885	4,444,050
O21	28,086,090	37,677,519
O04	680,303	1,095,493
PH2	7,014	84,687
P08	1,835,230	2,727,903
PC0	1,050,807	3,313,652
P70	26,976	70,626
P10	3,421,368	4,188,308
PK8	750,796	1,289,375
P20	67,201	308,382
PD6	13,715,206	65,338,259
P06	2,973,949	6,272,682
P07	14,482,799	27,711,143
P68	23,927	3,472
PI3	1,086,831	2,561,487
P72	3,211,249	3,493,316
P95	7,264	24
P79	15,434	475
W41	38,870	47,424
W42	6,635	3,502

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units	Units	Net Increase
AL1	Issued	Redeemed	(Decrease)
	83,787	467,198	(383,411)
AO5	176,999	1,054,756	(877,757)
AM2	12,539	114,893	(102,354)
A98	267,289	723,032	(455,743)
AC4	9,075	1,318	7,757
A74	84,446	105,745	(21,299)
AP0	11,864	1,002	10,862
AQ1	1,311	657	654
AS3	11,769	1,298	10,471
AQ3	333	10	323
B18	740,242	4,234,323	(3,494,081)
L33	2,577	40	2,537
C71	32	67	(35)
C59	1,029	419	610
C60	118,952	1,015,518	(896,566)
C89	1,270	374	896
C90	79,944	317,979	(238,035)
C58	27,610	111,712	(84,102)
C91	4,177	755	3,422
FD7	492,904	1,079,189	(586,285)
F24	289,968	1,567,565	(1,277,597)
F88	33,101	59,340	(26,239)
FB9	82,471	157,307	(74,836)
F15	30,189	161,034	(130,845)
F41	260,490	994,191	(733,701)
FE3	483,427	2,892,933	(2,409,506)
T21	75,211	355,796	(280,585)
T20	450,912	864,252	(413,340)
FE6	50,998	247,751	(196,753)
T59	74,720	118,673	(43,953)
F56	82,790	180,873	(98,083)
F59	203,302	827,988	(624,686)
FF0	6,047	39,301	(33,254)
F54	196,456	999,092	(802,636)
FG8	161	5,635	(5,474)
F53	45,769	174,660	(128,891)
FJ9	328	10,693	(10,365)
T28	117,401	201,333	(83,932)
FJ0	1,759	8,216	(6,457)
G03	3,537	15	3,522
H24	3,783	12,501	(8,718)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
H32	Issued	Redeemed	(Decrease)
	4,205	17,303	(13,098)
V35	40,986	81,073	(40,087)
V13	106,837	320,561	(213,724)
V11	207,244	937,160	(729,916)
AC1	14,801	57,611	(42,810)
J88	640,150	652,394	(12,244)
J94	111,541	143,871	(32,330)
L11	265,931	690,651	(424,720)
L18	48,322	217,590	(169,268)
L17	64,969	271,409	(206,440)
M07	1,027,266	3,547,464	(2,520,198)
M35	935,045	4,193,323	(3,258,278)
M31	161,948	737,262	(575,314)
M80	66,913	136,389	(69,476)
MF1	161,184	416,324	(255,140)
M41	71,771	239,110	(167,339)
M05	159,217	649,708	(490,491)
M42	99,148	609,045	(509,897)
M89	3,219,579	6,485,565	(3,265,986)
M82	117,300	1,239,211	(1,121,911)
M44	382,679	1,579,231	(1,196,552)
M40	226,734	1,051,318	(824,584)
M83	668,932	2,797,655	(2,128,723)
M08	224,789	1,347,128	(1,122,339)
MB6	447,455	1,433,080	(985,625)
MB7	103,461	427,058	(323,597)
MC0	167,522	403,489	(235,967)
MA0	805,221	1,290,464	(485,243)
MC2	125,837	560,511	(434,674)
MC1	185,019	434,894	(249,875)
MC3	39,571	89,932	(50,361)
MA1	88,756	262,007	(173,251)
MC4	82,226	85,393	(3,167)
MC5	5,918	9,175	(3,257)
MC6	76,512	237,867	(161,355)
MC7	6,380	10,875	(4,495)
MC8	74,011	457,612	(383,601)
MC9	16,708	57,901	(41,193)
MD0	52,649	237,907	(185,258)
M92	848,204	5,885,296	(5,037,092)
M96	421,864	755,470	(333,606)
MD2	1,209,196	2,231,702	(1,022,506)
MA6	138,094	349,447	(211,353)
MA3	136,514	376,595	(240,081)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
M97	Issued	Redeemed	(Decrease)
	74,111	314,822	(240,711)
MD5	119,764	273,625	(153,861)
M98	62,786	203,003	(140,217)
M93	246,767	1,221,829	(975,062)
MD6	662,674	2,433,309	(1,770,635)
MB3	71,447	265,135	(193,688)
MD8	1,397,857	1,762,463	(364,606)
MD9	6,051,856	7,526,615	(1,474,759)
ME2	53,234	163,598	(110,364)
ME3	68,827	385,220	(316,393)
MA5	138,876	203,970	(65,094)
MA7	17,680	46,786	(29,106)
ME4	46,000	268,136	(222,136)
MA2	14,218	11,317	2,901
MF3	219,376	684,198	(464,822)
MF5	1,279,358	5,147,877	(3,868,519)
MF6	4,278	13,666	(9,388)
MF7	120,320	545,010	(424,690)
MF9	283,585	2,418,989	(2,135,404)
MG1	870,910	1,945,575	(1,074,665)
MF2	2,307,410	3,986,883	(1,679,473)
MG2	1,556,616	1,935,082	(378,466)
MG3	54,681	275,658	(220,977)
MG4	53,330	277,459	(224,129)
MG6	1,477,254	10,682,819	(9,205,565)
MG7	20,639	84,642	(64,003)
V44	101,435	142,062	(40,627)
V43	73,947	111,349	(37,402)
O19	32,890	125,555	(92,665)
O23	35,468	114,641	(79,173)
O20	25,922	160,831	(134,909)
O21	181,495	1,311,461	(1,129,966)
O04	8,609	29,131	(20,522)
PH2	105	5,360	(5,255)
P08	113,365	189,473	(76,108)
PC0	67,754	270,653	(202,899)
P70	3,522	14,155	(10,633)
P10	512,152	778,471	(266,319)
PK8	17,773	41,910	(24,137)
P20	7,934	28,357	(20,423)
PD6	711,571	4,842,844	(4,131,273)
P06	186,368	392,546	(206,178)
P07	778,815	1,661,803	(882,988)
P68	2,533	638	1,895
PI3	137,373	254,022	(116,649)
P72	92,641	154,034	(61,393)
P95	667	3	664
P79	1,527	37	1,490
W41	149	1,669	(1,520)
W42	7	99	(92)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2018 were as follows:

	Units	Units	Net Increase
AL1	Issued	Redeemed	(Decrease)
	134,287	701,601	(567,314)
AO5	407,618	1,441,950	(1,034,332)
AM2	128,144	129,296	(1,152)
A98	871,819	884,210	(12,391)
A74	149,898	147,574	2,324
B18	1,231,342	5,269,642	(4,038,300)
C71	416	968	(552)
C59	114	891	(777)
C60	454,897	1,327,459	(872,562)
C89	8,527	4,624	3,903
C90	156,981	412,517	(255,536)
C58	76,713	97,028	(20,315)
FD7	982,399	1,562,785	(580,386)
F24	895,837	2,376,468	(1,480,631)
F88	7,867	28,681	(20,814)
FB9	43,351	153,012	(109,661)
F15	63,035	260,091	(197,056)
F41	626,702	1,178,590	(551,888)
FE3	1,472,322	3,556,874	(2,084,552)
T21	299,988	374,858	(74,870)
T20	563,052	868,538	(305,486)
FE6	72,570	460,642	(388,072)
T59	94,388	142,878	(48,490)
F56	71,322	154,939	(83,617)
F59	346,073	1,412,978	(1,066,905)
FF0	5,565	31,892	(26,327)
F54	329,682	1,238,796	(909,114)
FG8	1,135	1,419	(284)
F53	91,852	226,966	(135,114)
FJ9	2,748	22,566	(19,818)
T28	79,559	299,161	(219,602)
FJ0	1,357	5,240	(3,883)
H24	4,487	29,419	(24,932)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
H32	Issued	Redeemed	(Decrease)
	8,613	30,835	(22,222)
V35	58,249	147,202	(88,953)
V13	300,263	535,750	(235,487)
V11	670,395	1,410,942	(740,547)
AC1	36,589	43,536	(6,947)
J88	528,835	1,278,284	(749,449)
J94	191,191	180,266	10,925
L11	796,474	953,662	(157,188)
L18	73,517	259,662	(186,145)
L17	116,136	341,307	(225,171)
M07	1,017,977	4,394,642	(3,376,665)
M35	938,732	5,323,146	(4,384,414)
M31	273,952	747,122	(473,170)
M80	114,199	210,953	(96,754)
MF1	167,684	410,754	(243,070)
M41	156,462	352,700	(196,238)
M05	252,884	748,984	(496,100)
M42	317,335	795,571	(478,236)
M89	2,731,278	11,728,186	(8,996,908)
M82	369,532	1,772,430	(1,402,898)
M44	412,623	1,784,249	(1,371,626)
M40	414,598	1,640,484	(1,225,886)
M83	983,703	2,942,816	(1,959,113)
M08	721,408	1,911,360	(1,189,952)
MB6	386,031	1,483,882	(1,097,851)
MB7	153,914	522,021	(368,107)
MC0	129,282	391,368	(262,086)
MA0	952,795	2,486,450	(1,533,655)
MC2	164,101	607,307	(443,206)
MC1	408,647	542,129	(133,482)
MC3	47,432	127,574	(80,142)
MA1	246,139	357,663	(111,524)
MC4	27,201	96,068	(68,867)
MC5	10,836	23,469	(12,633)
MC6	61,221	271,361	(210,140)
MC7	9,837	29,634	(19,797)
MC8	132,346	581,321	(448,975)
MC9	24,493	73,970	(49,477)
MD0	71,539	239,434	(167,895)
M92	1,462,806	9,163,496	(7,700,690)
M96	407,761	924,658	(516,897)
MD2	1,069,015	3,758,310	(2,689,295)
MA6	224,162	462,718	(238,556)
MA3	143,235	541,740	(398,505)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
M97	Issued	Redeemed	(Decrease)
	133,066	281,803	(148,737)
MD5	202,504	318,935	(116,431)
M98	60,374	184,248	(123,874)
M93	440,732	1,111,294	(670,562)
MD6	2,075,854	3,958,183	(1,882,329)
MB3	59,492	304,184	(244,692)
MD8	1,757,546	2,374,027	(616,481)
MD9	6,585,723	8,239,542	(1,653,819)
ME2	47,370	146,234	(98,864)
ME3	250,936	442,784	(191,848)
MA5	124,684	223,983	(99,299)
MA7	16,025	51,680	(35,655)
ME4	115,844	280,690	(164,846)
MA2	11,323	30,964	(19,641)
MF3	339,420	976,609	(637,189)
MF5	892,881	6,128,409	(5,235,528)
MF6	5,085	19,378	(14,293)
MF7	310,004	1,049,062	(739,058)
MF9	796,483	3,343,563	(2,547,080)
MG1	1,225,399	3,112,952	(1,887,553)
MF2	1,232,615	5,867,500	(4,634,885)
MG2	1,208,275	3,433,369	(2,225,094)
MG3	124,496	297,934	(173,438)
MG4	151,319	399,938	(248,619)
MG6	2,597,158	13,982,208	(11,385,050)
MG7	66,290	120,707	(54,417)
V44	187,047	172,320	14,727
V43	140,270	186,545	(46,275)
O19	78,257	161,542	(83,285)
O23	66,883	152,836	(85,953)
O20	137,929	227,565	(89,636)
O21	361,949	1,397,427	(1,035,478)
O04	18,757	48,665	(29,908)
PH2	3,094	12,204	(9,110)
P08	124,585	345,680	(221,095)
PC0	88,861	346,030	(257,169)
P70	5,848	9,368	(3,520)
P10	527,137	1,360,136	(832,999)
PK8	47,732	121,934	(74,202)
P20	2,445	8,408	(5,963)
PD6	963,822	6,407,267	(5,443,445)
P06	175,093	676,852	(501,759)
P07	809,097	2,685,153	(1,876,056)
PI3	146,684	501,848	(355,164)
P72	143,060	194,936	(51,876)
W41	1,378	2,474	(1,096)
W42	307	1,173	(866)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Expense Ratio
	Units	lowest to highest4			Assets	Ratio1	lowest to highest2			Total Return3
AL1
2019	2,340,904	$18.0438	to $	15.0135	$37,855,824	2.30%	0.65%	to	2.25%	17.43%	to	15.56%
2018	2,724,315	15.3649	to	12.9921	37,903,067	1.65	0.65	to	2.25	(7.02)	to	(8.51)
2017	3,291,629	16.5251	to	14.2013	49,750,511	1.79	0.65	to	2.25	14.87	to	13.04
2016	3,865,256	14.3855	to	12.5630	51,387,951	1.79	0.65	to	2.25	3.76	to	2.09
2015	4,512,477	13.8637	to	12.3054	58,432,090	1.78	0.65	to	2.25	0.64	to	(0.99)
AO5
2019	5,551,012	14.0887	to	12.4059	72,077,915	1.77	0.65	to	2.10	14.49	to	12.83
2018	6,428,769	12.3054	to	10.6142	73,598,916	1.58	0.65	to	2.55	(7.95)	to	(9.71)
2017	7,463,101	13.3685	to	11.7555	93,739,200	1.77	0.65	to	2.55	13.58	to	11.43
2016	8,585,060	11.7699	to	10.5496	95,788,842	0.56	0.65	to	2.55	2.69	to	0.73
2015	9,592,149	11.4611	to	10.4731	105,174,303	0.59	0.65	to	2.55	(1.94)	to	(3.82)
AM2
2019	421,037	10.6537	to	9.6780	4,331,861	0.28	1.35	to	2.15	25.52	to	24.51
2018	523,391	8.4878	to	7.7730	4,303,059	0.42	1.35	to	2.15	(18.72)	to	(19.38)
2017	524,543	10.4423	to	9.6410	5,325,012	0.90	1.35	to	2.15	32.83	to	31.76
2016	713,443	7.8616	to	7.3171	5,466,235	-	1.35	to	2.15	(8.32)	to	(9.07)
2015	774,917	8.5754	to	8.0468	6,494,198	0.06	1.35	to	2.15	(3.50)	to	(4.28)
A98
2019	3,626,556	7.8914	to	7.1689	27,378,427	0.79	1.30	to	2.10	15.28	to	14.35
2018	4,082,299	6.8457	to	6.2693	26,841,883	1.07	1.30	to	2.10	(23.98)	to	(24.60)
2017	4,094,690	9.0054	to	8.1495	35,557,688	1.85	1.30	to	2.10	23.48	to	22.24
2016	5,133,617	7.2932	to	6.6668	36,247,936	1.05	1.30	to	2.30	(2.09)	to	(3.08)
2015	5,778,249	7.4488	to	6.8786	41,831,964	2.01	1.30	to	2.30	1.07	to	0.05
AC4
2019	7,757	11.6441			90,321	-	1.20			32.76
A74
2019	576,830	23.9137	to	20.8218	12,498,367	0.33	0.65	to	2.30	19.12	to	17.16
2018	598,129	20.0747	to	17.7721	11,122,134	0.22	0.65	to	2.30	(15.85)	to	(17.24)
2017	595,805	23.8553	to	21.4756	13,307,996	0.27	0.65	to	2.30	12.12	to	10.27
2016	523,358	21.2769	to	19.4750	10,562,629	0.42	0.65	to	2.30	23.98	to	21.92
2015	437,564	17.1614	to	15.9732	7,178,377	0.50	0.65	to	2.30	(6.31)	to	(7.86)
AP0
2019	10,862	11.0364			119,876	1.17	1.20			28.88
AQ1
2019	654	10.8711			7,109	7.73	1.20			24.35
AS3
2019	10,471	10.9039			114,179	6.29	1.20			19.48
AQ3
2019	323	11.4968			3,715	2.05	1.20			27.27
B18
2019	22,286,973	15.3292	to	16.1552	390,773,237	1.22	0.65	to	2.35	16.99	to	15.01
2018	25,781,054	13.1029	to	14.0473	390,316,328	0.81	0.65	to	2.35	(8.18)	to	(9.75)
2017	29,819,354	14.2705	to	15.5648	496,768,753	1.22	0.65	to	2.35	12.97	to	11.06
2016	35,145,601	12.6320	to	14.0152	523,480,827	1.15	0.65	to	2.35	3.13	to	1.37
2015	40,093,659	12.2486	to	13.8264	584,729,720	0.98	0.65	to	2.35	(1.64)	to	(3.33)
L33
2019	2,537	10.8900			27,625	0.71	1.20			31.06
C655
2016	-	9.8054	to	12.3340	-	0.80	1.30	to	2.10	(4.24)	to	(4.49)
2015	513,806	10.2392	to	12.9140	6,857,974	0.28	1.30	to	2.10	(1.33)	to	(2.13)
C616
2016	-	17.1122	to	16.0816	-	-	1.35	to	1.90	(6.80)	to	(6.97)
2015	3,018	17.9633	to	17.7677	53,720	-	1.55	to	1.65	(3.28)	to	(13.42)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
C627
2016	-	$15.5095	to $	11.8811	$-	-%	0.65%	to	2.30%	(6.66%)	to	(7.17%)
2015	5,635,627	16.6154	to	12.7981	76,304,541	-	0.65	to	2.30	0.60	to	(1.07)
C648
2016	-	17.4651	to	14.6266	-	0.19	0.65	to	2.25	(0.66)	to	(1.19)
2015	1,572,715	17.5816	to	14.7239	24,527,188	-	0.65	to	2.30	1.22	to	(0.54)
C71
2019	944	22.5273	to	22.1927	21,229	0.27	1.65	to	1.75	18.99	to	18.88
2018	979	18.9315	to	18.4082	18,507	0.20	1.65	to	1.85	(19.52)	to	(19.69)
2017	1,531	23.8314	to	22.9200	35,534	0.33	1.65	to	1.85	12.23	to	11.89
2016	2,366	21.2353	to	20.4850	49,461	0.39	1.55	to	1.85	30.68	to	30.29
2015	2,127	16.2493	to	15.7231	34,255	0.56	1.55	to	1.85	(7.77)	to	(8.05)
C59
2019	3,939	16.8147	to	16.5058	65,592	-	1.35	to	1.85	34.07	to	33.40
2018	3,329	12.4742	to	12.3734	41,354	-	1.55	to	1.85	(5.43)	to	(5.72)
2017	4,106	13.2350	to	13.1127	54,028	-	1.55	to	1.85	26.41	to	25.72
2016	47,225	10.4695	to	10.5251	493,355	-	1.35	to	2.10	4.70	to	5.25
C60
2019	3,355,394	17.1081	to	16.2133	55,246,600	-	0.65	to	2.10	34.65	to	32.70
2018	4,251,960	12.7053	to	12.2179	52,539,863	-	0.65	to	2.10	(4.76)	to	(6.15)
2017	5,124,522	13.3407	to	12.9747	67,191,797	-	0.65	to	2.10	27.01	to	24.92
2016	6,524,247	10.5036	to	10.3862	68,050,656	-	0.65	to	2.30	5.04	to	3.86
C89
2019	9,175	16.9851	to	16.7973	154,346	-	1.65	to	1.95	29.59	to	29.20
2018	8,279	13.2139	to	13.0013	107,634	-	1.35	to	1.95	(3.72)	to	(4.30)
2017	4,376	13.7243	to	13.6550	59,794	-	1.35	to	1.65	31.24	to	30.85
2016	7,157	10.4571	to	10.4571	74,841	-	1.35	to	1.35	4.57	to	4.57
C90
2019	987,736	17.4648	to	16.5514	16,597,423	-	0.65	to	2.10	30.58	to	28.69
2018	1,225,771	13.3747	to	12.8616	15,948,283	-	0.65	to	2.10	(3.29)	to	(4.70)
2017	1,481,307	13.8294	to	13.4615	20,174,133	-	0.65	to	2.10	31.83	to	29.72
2016	2,020,327	10.4906	to	10.3770	21,055,048	-	0.65	to	2.25	4.91	to	3.77
C58
2019	380,321	12.3754	to	12.0129	4,641,220	1.80	1.30	to	2.10	23.53	to	22.53
2018	464,423	10.0185	to	9.8039	4,605,013	2.57	1.30	to	2.10	(17.90)	to	(18.56)
2017	484,738	12.2025	to	12.0386	5,875,958	1.89	1.30	to	2.10	25.54	to	24.53
2016	615,937	9.8447	to	9.6674	5,971,463	1.10	1.30	to	2.10	(1.55)	to	(3.33)
C91
2019	3,422	10.5818			36,216	-		1.20		24.91
FD7
2019	5,062,414	21.7589	to	18.6826	102,797,537	1.53	0.65	to	2.25	23.31	to	21.34
2018	5,648,699	17.6458	to	15.3970	93,952,498	1.26	0.65	to	2.25	(5.06)	to	(6.59)
2017	6,229,085	18.5872	to	16.4832	110,189,532	1.29	0.65	to	2.25	15.36	to	13.52
2016	6,637,474	16.1118	to	14.5197	102,788,152	1.13	0.65	to	2.25	6.28	to	4.57
2015	7,553,495	15.1593	to	14.3059	111,120,652	1.25	0.65	to	2.30	(0.29)	to	1.48
F24
2019	6,086,530	27.5338	to	21.4915	142,358,463	0.21	0.65	to	2.35	30.42	to	28.21
2018	7,364,127	21.1113	to	16.7628	133,455,014	0.43	0.65	to	2.35	(7.25)	to	(8.83)
2017	8,844,758	22.7613	to	18.3870	174,643,966	0.75	0.65	to	2.35	20.80	to	18.75
2016	11,005,874	18.8423	to	15.4835	181,782,257	0.58	0.65	to	2.35	7.03	to	5.20
2015	12,707,426	17.6047	to	14.7183	198,122,776	0.77	0.65	to	2.35	(0.24)	to	(1.94)
F88
2019	129,978	18.1424	to	16.2854	2,233,208	1.67	1.35	to	2.10	14.19	to	13.33
2018	156,217	15.8877	to	14.3697	2,352,321	1.34	1.35	to	2.10	(5.56)	to	(6.27)
2017	177,031	16.8227	to	15.3314	2,838,467	1.24	1.35	to	2.10	11.28	to	10.44
2016	207,643	15.1173	to	13.8816	3,001,549	1.27	1.35	to	2.10	3.81	to	3.02
2015	215,408	14.5625	to	13.4747	3,006,722	1.46	1.35	to	2.10	(1.87)	to	(2.62)
FB9
2019	657,257	19.0399	to	17.0910	11,901,135	1.76	1.35	to	2.10	16.38	to	15.51
2018	732,093	16.4691	to	14.5012	11,440,547	1.33	1.30	to	2.25	(6.52)	to	(7.41)
2017	841,754	17.6171	to	15.6620	14,133,977	1.18	1.30	to	2.25	13.31	to	12.24
2016	1,020,459	15.5472	to	13.9546	15,173,885	1.17	1.30	to	2.25	4.20	to	3.20
2015	1,266,991	14.9198	to	13.5217	18,207,001	1.50	1.30	to	2.25	(1.80)	to	(2.75)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
F15
2019	1,025,139	$19.6253	to $	16.9923	$19,154,940	1.75%	1.30%	to	2.30%	18.32%	to	17.14%
2018	1,155,984	16.5860	to	14.5061	18,320,292	1.21	1.30	to	2.30	(7.30)	to	(8.24)
2017	1,353,040	17.8926	to	15.8083	23,206,885	1.20	1.30	to	2.30	14.76	to	13.61
2016	1,691,367	15.5919	to	13.9150	25,385,912	1.20	1.30	to	2.30	4.43	to	3.37
2015	2,026,917	14.9308	to	13.4614	29,229,313	1.53	1.30	to	2.30	(1.75)	to	(2.75)
F41
2019	3,638,561	20.8766	to	19.6798	77,323,129	0.66	0.65	to	2.25	22.37	to	20.42
2018	4,372,262	17.0599	to	16.3429	76,689,077	0.41	0.65	to	2.25	(15.33)	to	(16.69)
2017	4,924,150	20.1484	to	19.6170	103,099,597	0.48	0.65	to	2.25	19.76	to	17.85
2016	6,007,337	16.8246	to	15.6761	106,126,074	0.28	0.65	to	2.30	11.20	to	3.49
2015	7,301,226	15.1306	to	15.1469	117,171,457	0.24	0.65	to	2.30	(2.27)	to	(3.89)
FE3
2019	13,956,758	15.5308	to	14.3662	220,190,765	0.30	0.65	to	2.35	16.62	to	14.64
2018	16,366,264	13.3179	to	12.2318	223,656,663	2.11	0.65	to	2.55	(11.13)	to	(12.83)
2017	18,450,816	14.9865	to	14.0320	286,667,341	0.99	0.65	to	2.55	13.83	to	11.68
2016	22,736,161	13.1653	to	12.5649	313,290,374	0.53	0.65	to	2.55	4.49	to	2.49
2015	25,596,651	12.6001	to	12.2598	340,985,348	0.60	0.65	to	2.55	1.18	to	(0.76)
T21
2019	1,213,365	18.0670	to	15.7564	20,664,498	0.99	1.30	to	2.25	25.05	to	23.86
2018	1,493,950	14.4474	to	12.6351	20,434,049	0.86	1.30	to	2.30	(16.89)	to	(17.73)
2017	1,568,820	17.3842	to	15.3587	25,935,308	0.99	1.30	to	2.30	38.59	to	37.20
2016	2,224,462	12.5433	to	11.1941	26,654,823	0.83	1.30	to	2.30	15.92	to	14.74
2015	2,802,285	10.8211	to	9.7559	29,094,768	2.00	1.30	to	2.30	(20.65)	to	(21.45)
T20
2019	3,970,974	16.8684	to	17.5788	77,960,240	1.75	1.30	to	2.50	11.07	to	9.73
2018	4,384,314	15.1872	to	16.0195	77,842,413	2.62	1.30	to	2.50	(16.54)	to	(17.56)
2017	4,689,800	18.1981	to	19.4305	100,198,304	2.57	1.30	to	2.50	15.18	to	13.80
2016	5,668,828	15.7992	to	17.0744	105,713,504	2.01	1.30	to	2.50	5.78	to	4.50
2015	6,850,839	14.9357	to	18.1124	121,352,263	3.09	1.30	to	2.55	(7.71)	to	1.67
FE6
2019	1,669,351	16.2337	to	14.5715	26,197,758	3.54	1.35	to	2.25	18.25	to	17.18
2018	1,866,104	13.7288	to	12.0292	24,844,546	2.98	1.35	to	2.55	(10.87)	to	(11.95)
2017	2,254,176	15.4036	to	13.6620	33,745,241	2.69	1.35	to	2.55	10.47	to	9.15
2016	2,475,754	13.9431	to	12.5173	33,663,567	3.95	1.35	to	2.55	11.65	to	10.29
2015	3,088,382	12.4880	to	11.3489	37,738,539	2.79	1.35	to	2.55	(7.48)	to	(8.61)
T59
2019	427,256	11.4894	to	10.0037	4,468,153	6.55	0.65	to	2.30	1.20	to	(0.47)
2018	471,209	11.3537	to	9.8660	4,917,758	-	0.65	to	2.55	1.23	to	(0.70)
2017	519,699	11.2156	to	9.9355	5,415,144	-	0.65	to	2.55	1.10	to	(0.81)
2016	531,876	11.0934	to	10.0171	5,559,572	-	0.65	to	2.55	2.20	to	0.25
2015	620,029	10.8545	to	9.9925	6,420,065	7.82	0.65	to	2.55	(5.01)	to	(6.83)
F56
2019	642,518	17.7181	to	20.6892	14,491,099	2.71	1.30	to	2.25	13.66	to	12.58
2018	740,601	15.5885	to	18.3774	14,774,999	1.96	1.30	to	2.25	(15.96)	to	(16.77)
2017	824,218	18.5490	to	22.0791	19,669,139	1.63	1.30	to	2.25	16.97	to	15.85
2016	1,040,279	15.8582	to	19.0576	21,317,014	2.04	1.30	to	2.25	8.19	to	7.15
2015	1,224,047	14.6571	to	17.3044	23,282,566	2.58	1.30	to	2.25	(7.70)	to	(11.06)
F59
2019	3,499,450	17.2950	to	14.6110	55,707,188	5.27	0.65	to	2.30	15.31	to	13.40
2018	4,124,136	14.9993	to	12.8840	57,532,026	4.88	0.65	to	2.30	(4.93)	to	(6.51)
2017	5,191,041	15.7769	to	13.7804	76,940,338	4.16	0.65	to	2.30	8.96	to	7.17
2016	6,181,841	14.4793	to	12.8587	84,955,589	4.95	0.65	to	2.30	13.28	to	11.40
2015	7,202,924	12.7816	to	11.5427	88,276,667	4.65	0.65	to	2.30	(7.66)	to	(9.19)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
FF0
2019	97,632	$15.9829	to $	15.0064	$1,539,309	4.92%	1.35%	to	2.10%	14.49%	to	13.62%
2018	130,886	13.9607	to	13.2072	1,804,932	4.63	1.35	to	2.10	(5.71)	to	(6.42)
2017	157,213	14.8062	to	14.1139	2,301,820	3.85	1.35	to	2.10	8.08	to	7.26
2016	174,678	13.6995	to	13.1580	2,367,221	4.61	1.35	to	2.10	12.33	to	11.48
2015	221,349	12.1956	to	11.8032	2,675,685	4.38	1.35	to	2.10	(8.40)	to	(9.10)
F54
2019	4,608,107	20.5707	to	23.7028	121,896,779	1.78	0.65	to	2.30	21.78	to	19.77
2018	5,410,743	16.8922	to	18.0108	118,801,510	2.29	0.65	to	2.55	(9.66)	to	(11.38)
2017	6,319,857	18.6985	to	20.3246	155,223,568	2.18	0.65	to	2.55	7.65	to	5.61
2016	7,296,500	17.3704	to	19.2457	168,372,832	1.98	0.65	to	2.55	15.30	to	13.10
2015	9,046,135	15.0650	to	17.0167	183,026,033	2.98	0.65	to	2.55	(5.55)	to	(7.36)
FG8
2019	11,683	19.6320	to	18.5107	224,329	1.45	1.35	to	2.05	20.79	to	19.94
2018	17,157	16.2532	to	15.4333	274,591	2.27	1.35	to	2.05	(10.39)	to	(11.02)
2017	17,441	18.1374	to	17.3450	312,227	2.13	1.35	to	2.05	6.80	to	6.05
2016	17,750	16.9831	to	16.3559	298,131	1.91	1.35	to	2.05	14.38	to	13.56
2015	19,752	14.8484	to	14.4022	290,680	2.95	1.35	to	2.05	(6.33)	to	(7.00)
F53
2019	564,908	24.7045	to	36.2616	22,684,408	1.05	0.65	to	2.30	25.53	to	23.46
2018	693,799	19.6805	to	26.3599	22,434,949	0.90	0.65	to	2.55	(13.45)	to	(15.10)
2017	828,913	22.7376	to	31.0472	31,372,808	0.52	0.65	to	2.55	9.93	to	7.85
2016	975,482	20.6828	to	28.7869	33,974,255	0.83	0.65	to	2.55	29.34	to	26.87
2015	1,241,308	15.9909	to	22.6902	33,770,572	0.63	0.65	to	2.55	(7.99)	to	(9.75)
FJ9
2019	11,424	23.3463	to	22.0128	261,610	1.07	1.35	to	2.05	24.53	to	23.66
2018	21,789	18.7476	to	17.8018	400,380	0.79	1.35	to	2.05	(14.19)	to	(14.79)
2017	41,607	21.8470	to	20.8925	899,453	0.44	1.35	to	2.05	9.08	to	8.31
2016	44,227	20.0288	to	19.2891	877,516	0.65	1.35	to	2.05	28.36	to	27.45
2015	52,597	15.6030	to	15.1342	813,592	0.53	1.35	to	2.05	(8.77)	to	(9.42)
T28
2019	846,888	13.1901	to	13.5381	12,325,639	5.06	0.65	to	2.25	7.35	to	5.64
2018	930,820	12.2867	to	12.8155	12,748,164	2.76	0.65	to	2.25	(2.77)	to	(4.34)
2017	1,150,422	12.6373	to	13.3963	16,389,786	2.97	0.65	to	2.25	3.88	to	2.22
2016	1,385,829	12.1651	to	13.1050	19,230,035	3.46	0.65	to	2.25	7.24	to	5.51
2015	1,632,712	11.3441	to	12.4205	21,339,869	6.56	0.65	to	2.25	(4.49)	to	(6.03)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
FJ0
2019	12,959	$12.1933	to $	11.4969	$155,855	4.56%	1.35%	to	2.05%	6.48%	to	5.73%
2018	19,416	11.4511	to	10.8734	220,573	2.44	1.35	to	2.05	(3.56)	to	(4.24)
2017	23,299	11.8738	to	11.3549	274,294	2.49	1.35	to	2.05	3.06	to	2.33
2016	28,744	11.5214	to	11.0959	329,206	3.06	1.35	to	2.05	6.41	to	5.65
2015	33,869	11.3392	to	10.5022	364,463	5.99	0.65	to	2.05	(3.07)	to	(5.94)
G03
2019	3,522	10.3727			36,538	6.25	1.20			23.43
H24
2019	55,201	14.4934	to	13.5511	783,087	2.65	1.35	to	1.90	5.85	to	5.27
2018	63,919	13.6922	to	12.8733	858,394	3.63	1.35	to	1.90	(5.86)	to	(6.39)
2017	88,851	14.5448	to	13.7514	1,272,105	3.12	1.35	to	1.90	(2.91)	to	(3.45)
2016	103,249	14.9810	to	14.2426	1,527,346	4.49	1.35	to	1.90	5.52	to	4.94
2015	135,046	14.1967	to	13.5725	1,892,317	3.96	1.35	to	1.90	(4.37)	to	(4.90)
H279
2015	-	9.6560	to	9.1381	-	1.75	1.35	to	2.10	3.03	to	2.89
H32
2019	55,082	19.2814	to	17.5910	1,040,138	-	1.35	to	2.10	22.33	to	21.41
2018	68,180	15.7616	to	14.4888	1,054,406	0.66	1.35	to	2.10	(8.44)	to	(9.13)
2017	90,402	17.2141	to	15.9449	1,530,826	0.52	1.35	to	2.10	15.94	to	15.07
2016	122,712	14.8475	to	13.8570	1,796,035	0.62	1.35	to	2.10	9.51	to	8.67
2015	157,815	13.5587	to	12.7511	2,112,682	0.52	1.35	to	2.10	(8.42)	to	(9.12)
V35
2019	271,291	20.6752	to	18.8957	5,387,511	0.41	1.35	to	2.10	23.03	to	22.10
2018	311,378	16.8049	to	15.4750	5,050,033	0.18	1.35	to	2.10	(14.05)	to	(14.70)
2017	400,331	19.5512	to	18.1415	7,594,507	0.58	1.35	to	2.10	8.21	to	7.39
2016	523,944	18.0681	to	15.3400	9,219,910	0.11	1.35	to	2.10	13.66	to	12.80
2015	658,892	15.8962	to	14.9758	10,234,351	0.01	1.35	to	2.10	(10.58)	to	(11.26)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
V13
2019	1,331,139	$24.9503	to $	17.7062	$25,022,831	1.67%	0.65%	to	2.10%	24.13%	to	22.33%
2018	1,544,863	20.1003	to	13.7074	23,624,426	1.36	0.65	to	2.55	(12.94)	to	(14.60)
2017	1,780,350	23.0876	to	16.0509	31,650,617	1.95	0.65	to	2.55	16.81	to	14.60
2016	2,109,158	19.7645	to	14.0059	32,417,640	1.29	0.65	to	2.55	16.23	to	14.00
2015	2,533,709	17.0051	to	12.2855	33,829,593	1.58	0.65	to	2.55	(6.80)	to	(8.59)
V11
2019	4,591,136	20.2592	to	18.2691	88,979,408	2.26	0.65	to	2.10	19.23	to	17.50
2018	5,321,052	16.9917	to	15.5479	87,367,855	1.92	0.65	to	2.10	(10.32)	to	(11.62)
2017	6,061,599	18.9464	to	17.5930	112,135,840	1.47	0.65	to	2.10	10.06	to	8.47
2016	6,225,472	17.2143	to	16.2194	105,689,244	1.61	0.65	to	2.10	14.09	to	12.42
2015	7,299,418	15.0885	to	14.4270	109,646,517	2.17	0.65	to	2.10	(3.22)	to	(4.63)
AC1
2019	151,039	16.2221	to	15.2308	2,379,791	1.23	1.35	to	2.10	26.51	to	25.56
2018	193,849	12.8226	to	12.1304	2,426,299	1.77	1.35	to	2.10	(16.35)	to	(16.99)
2017	200,796	15.3295	to	14.6127	3,015,957	1.22	1.35	to	2.10	21.08	to	20.17
2016	210,017	12.6609	to	12.1604	2,613,067	1.15	1.35	to	2.10	(2.04)	to	(2.78)
2015	243,180	12.9242	to	12.5084	3,100,461	1.41	1.35	to	2.10	(3.93)	to	(4.66)
J88
2019	3,728,909	11.7765	to	10.4285	40,491,756	2.38	0.65	to	2.10	7.17	to	5.61
2018	3,741,153	10.9890	to	9.8743	38,269,637	2.30	0.65	to	2.10	(0.88)	to	(2.32)
2017	4,490,602	11.0863	to	9.9802	46,803,470	2.39	0.65	to	2.10	2.63	to	0.94
2016	4,467,729	10.8018	to	9.8869	45,830,587	2.50	0.65	to	2.30	1.17	to	(0.51)
2015	3,583,990	10.6765	to	10.0247	36,693,573	3.11	0.65	to	2.10	0.21	to	(1.25)
J94
2019	574,362	29.7517	to	26.3469	15,769,422	0.62	0.65	to	2.10	30.59	to	28.69
2018	606,692	22.7832	to	20.4724	12,883,908	0.62	0.65	to	2.10	(7.03)	to	(8.39)
2017	595,767	24.5064	to	22.3467	13,758,720	0.69	0.65	to	2.10	21.25	to	19.50
2016	610,046	20.2108	to	18.7003	11,727,631	0.71	0.65	to	2.10	9.97	to	8.37
2015	613,320	18.3776	to	17.2559	10,824,807	0.91	0.65	to	2.10	(0.06)	to	(1.52)
L11
2019	2,926,589	10.7242	to	9.8276	31,286,383	0.88	0.65	to	2.35	17.37	to	15.38
2018	3,351,309	9.1367	to	8.5174	30,828,463	1.85	0.65	to	2.35	(19.09)	to	(20.47)
2017	3,508,497	11.2922	to	10.7098	40,317,841	1.68	0.65	to	2.35	27.00	to	24.85
2016	4,251,904	8.8917	to	8.5784	38,857,707	1.00	0.65	to	2.35	19.99	to	17.94
2015	5,273,665	7.4101	to	7.2733	40,573,672	1.13	0.65	to	2.35	(20.58)	to	(21.94)
L18
2019	665,279	27.3000	to	29.6554	21,837,274	-	0.65	to	2.35	35.48	to	33.18
2018	834,547	20.1504	to	21.7574	20,439,006	-	0.65	to	2.50	(3.52)	to	(5.32)
2017	1,020,692	20.8862	to	22.9788	26,220,456	-	0.65	to	2.50	22.11	to	19.86
2016	1,243,093	17.1039	to	19.1710	26,470,868	-	0.65	to	2.50	0.58	to	(1.30)
2015	1,472,427	17.0061	to	19.4230	31,539,261	-	0.65	to	2.50	2.06	to	0.15
L17
2019	1,152,329	22.3933	to	25.2104	31,755,340	1.20	0.65	to	2.25	20.73	to	18.80
2018	1,358,769	18.5489	to	21.0581	31,371,127	1.43	0.65	to	2.30	(8.76)	to	(10.27)
2017	1,583,940	20.3289	to	23.4681	40,528,331	1.01	0.65	to	2.30	11.85	to	10.00
2016	1,720,494	18.1758	to	21.3338	39,783,024	1.08	0.65	to	2.30	14.99	to	13.08
2015	2,037,566	15.8061	to	18.8657	41,432,558	1.08	0.65	to	2.30	(4.07)	to	(5.66)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
M07
2019	20,851,912	$15.0746	to $	14.3983	$308,554,370	2.32%	1.15%	to	1.85%	19.01%	to	18.17%
2018	23,372,110	12.6662	to	12.1847	291,492,108	2.16	1.15	to	1.85	(6.69)	to	(7.36)
2017	26,748,775	13.5747	to	13.1528	358,797,486	2.33	1.15	to	1.85	11.02	to	10.23
2016	29,910,041	12.2267	to	11.9316	362,343,544	2.88	1.15	to	1.85	7.85	to	7.08
2015	33,503,120	11.3363	to	11.1431	377,393,483	2.58	1.15	to	1.85	(1.50)	to	(2.21)
M35
2019	19,920,899	15.3152	to	13.7245	286,329,571	2.10	0.65	to	2.35	19.34	to	17.31
2018	23,179,177	12.8336	to	11.5711	281,998,243	1.94	0.65	to	2.55	(6.49)	to	(8.27)
2017	27,563,591	13.7237	to	12.6143	362,120,950	2.12	0.65	to	2.55	11.30	to	9.19
2016	32,522,599	12.3304	to	11.5526	387,743,049	2.61	0.65	to	2.55	8.11	to	6.04
2015	38,061,626	11.4057	to	10.8944	423,982,545	2.32	0.65	to	2.55	(1.23)	to	(3.11)
M31
2019	3,740,843	21.0558	to	19.9683	152,966,150	-	1.00	to	1.85	36.77	to	35.60
2018	4,316,157	15.3951	to	14.7254	128,977,969	0.09	1.00	to	1.85	1.64	to	0.77
2017	4,789,327	15.1470	to	14.6133	141,290,687	0.10	1.00	to	1.85	30.10	to	28.99
2016	5,426,005	11.6429	to	11.3291	123,629,170	0.04	1.00	to	1.85	1.42	to	0.55
2015	6,024,171	11.4800	to	11.2673	136,388,570	0.15	1.00	to	1.85	6.48	to	5.57
M80
2019	512,464	33.4741	to	51.7228	22,382,240	-	0.65	to	2.25	36.88	to	34.70
2018	581,940	24.4544	to	38.3992	18,852,039	-	0.65	to	2.25	1.74	to	0.11
2017	678,694	24.0356	to	38.3580	21,420,058	-	0.65	to	2.25	30.24	to	28.16
2016	863,914	18.4555	to	28.9819	21,240,396	-	0.65	to	2.30	1.51	to	(2.62)
2015	851,571	18.1802	to	29.7614	20,421,532	-	0.65	to	2.30	6.60	to	4.83
MF1
2019	1,585,873	15.9313	to	13.8562	23,780,230	-	1.15	to	1.85	37.08	to	36.11
2018	1,841,013	11.6216	to	10.1803	20,181,465	-	1.15	to	1.85	0.08	to	(0.64)
2017	2,084,083	11.6128	to	10.2460	22,916,943	0.12	1.15	to	1.85	25.56	to	24.66
2016	2,360,839	9.2491	to	8.2190	20,746,816	-	1.15	to	1.85	3.72	to	2.97
2015	2,692,372	8.9176	to	7.9820	22,872,751	-	1.15	to	1.85	3.42	to	2.68
M41
2019	788,367	28.6884	to	33.6261	25,548,387	-	0.65	to	2.30	37.38	to	35.12
2018	955,706	20.8824	to	24.8865	23,268,767	-	0.65	to	2.30	0.29	to	(1.37)
2017	1,151,944	15.3076	to	22.9447	28,534,920	-	1.15	to	2.30	25.23	to	23.72
2016	1,460,801	12.2240	to	18.5451	29,172,668	-	1.15	to	2.35	3.41	to	2.16
2015	1,724,133	11.8206	to	18.1534	33,576,678	-	1.15	to	2.35	3.23	to	1.98
M05
2019	2,988,255	18.1945	to	17.3698	53,070,736	-	1.00	to	1.85	40.29	to	39.09
2018	3,478,746	12.9696	to	12.4881	44,227,317	-	1.00	to	1.85	(2.47)	to	(3.30)
2017	3,974,846	13.2975	to	12.9145	52,059,415	-	1.00	to	1.85	25.39	to	24.33
2016	4,550,411	10.6045	to	10.3875	47,735,809	-	1.00	to	1.85	7.96	to	7.03
2015	5,274,363	9.8226	to	9.7048	51,473,702	-	1.00	to	1.85	(2.87)	to	(3.70)
M42
2019	1,693,473	24.6879	to	21.8430	36,002,846	-	0.65	to	2.35	40.36	to	37.98
2018	2,203,370	17.5893	to	15.6340	34,009,316	-	0.65	to	2.55	(2.36)	to	(4.22)
2017	2,681,606	18.0142	to	16.3232	42,999,861	-	0.65	to	2.55	25.51	to	23.14
2016	3,472,298	14.3524	to	13.2562	45,183,766	-	0.65	to	2.55	8.09	to	6.02
2015	4,234,433	13.2781	to	12.5030	51,679,700	-	0.65	to	2.55	(2.78)	to	(4.64)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
M89
2019	37,989,667	$12.4721	to $	10.8599	$438,069,818	3.15%	0.65%	to	2.30%	9.21%	to	7.41%
2018	41,255,653	11.4207	to	9.9244	439,785,816	2.95	0.65	to	2.55	(1.97)	to	(3.84)
2017	50,252,561	11.6505	to	10.3209	551,839,591	3.10	0.65	to	2.55	3.51	to	1.55
2016	54,097,481	11.2556	to	10.1637	579,337,780	3.20	0.65	to	2.55	3.33	to	1.36
2015	58,329,019	10.8924	to	10.0275	610,129,654	2.99	0.65	to	2.55	(1.23)	to	(3.12)
M82
2019	5,170,576	24.2777	to	21.8715	116,695,377	0.58	0.65	to	2.10	31.74	to	29.83
2018	6,292,487	18.4283	to	16.8461	108,924,665	0.44	0.65	to	2.10	(5.25)	to	(6.63)
2017	7,695,385	19.4490	to	18.0426	142,050,646	1.09	0.65	to	2.10	22.27	to	20.50
2016	9,907,870	15.9063	to	14.6264	151,167,809	0.51	0.65	to	2.30	7.78	to	4.42
2015	11,612,965	14.7576	to	14.0971	166,083,179	0.45	0.65	to	2.10	(0.12)	to	(1.58)
M44
2019	7,697,178	13.2329	to	12.7289	100,358,195	3.96	1.15	to	1.85	23.64	to	22.76
2018	8,893,730	10.7023	to	10.3685	94,027,310	1.09	1.15	to	1.85	(0.10)	to	(0.81)
2017	10,265,356	10.7128	to	10.4535	109,070,327	4.23	1.15	to	1.85	13.53	to	12.72
2016	11,888,231	9.4362	to	9.2738	111,519,024	3.84	1.15	to	1.85	10.20	to	9.41
2015	13,586,264	8.5625	to	8.4762	115,876,289	4.13	1.15	to	1.85	(15.49)	to	(16.10)
M40
2019	3,882,378	13.1581	to	12.2558	49,315,500	3.71	1.00	to	2.30	23.56	to	21.95
2018	4,706,962	10.6496	to	10.0500	48,720,378	0.83	1.00	to	2.30	(0.20)	to	(1.51)
2017	5,932,848	10.6711	to	10.2037	61,936,024	3.99	1.00	to	2.30	13.35	to	11.88
2016	7,287,818	9.4141	to	9.1202	67,546,731	3.56	1.00	to	2.30	10.12	to	8.68
2015	8,723,614	8.5486	to	8.3920	73,904,560	3.83	1.00	to	2.30	(15.61)	to	(16.72)
M83
2019	11,986,049	15.7464	to	20.1686	219,810,033	2.10	1.15	to	2.50	28.32	to	26.58
2018	14,114,772	12.2708	to	15.9337	203,900,118	1.52	1.15	to	2.50	(11.12)	to	(12.33)
2017	16,073,885	13.7996	to	18.1754	262,999,598	1.90	1.15	to	2.50	16.30	to	14.73
2016	19,203,768	11.8689	to	15.8414	272,478,586	2.08	1.15	to	2.50	12.79	to	11.24
2015	22,857,789	10.5228	to	14.8028	291,415,553	2.19	1.15	to	2.55	(1.87)	to	0.71
M08
2019	5,322,655	22.6372	to	20.1014	104,013,424	1.87	0.65	to	2.30	28.66	to	26.55
2018	6,444,994	17.5939	to	15.8843	99,305,473	1.29	0.65	to	2.30	(10.94)	to	(12.42)
2017	7,634,946	19.7556	to	18.0898	133,865,829	1.70	0.65	to	2.30	16.59	to	14.61
2016	9,064,489	16.9448	to	14.9209	137,624,810	1.86	0.65	to	2.50	13.04	to	5.53
2015	10,766,656	14.9906	to	14.1384	146,351,882	2.02	0.65	to	2.50	(1.58)	to	(3.41)
MB6
2019	6,487,980	42.3746	to	22.5117	251,155,159	1.47	1.15	to	1.85	27.70	to	26.80
2018	7,473,605	19.5217	to	17.7543	226,421,225	1.35	1.15	to	1.85	(8.80)	to	(9.45)
2017	8,571,456	21.1244	to	19.6069	285,143,459	1.49	1.15	to	1.85	19.38	to	18.54
2016	9,827,330	30.4722	to	16.5398	274,414,193	1.43	1.15	to	1.85	7.21	to	6.44
2015	11,089,198	28.4221	to	15.5391	290,589,545	1.57	1.15	to	1.85	(0.02)	to	(0.74)
MB7
2019	1,845,504	29.2725	to	28.4960	59,738,770	1.24	1.00	to	2.50	27.59	to	25.67
2018	2,169,101	22.9432	to	22.6747	55,602,465	1.12	1.00	to	2.50	(8.91)	to	(10.29)
2017	2,537,208	25.1886	to	25.2752	72,128,774	1.29	1.00	to	2.50	19.27	to	17.48
2016	3,165,481	21.1190	to	21.5140	76,171,922	1.25	1.00	to	2.50	7.09	to	5.47
2015	3,811,047	19.7201	to	21.0114	86,489,467	1.25	1.00	to	2.55	(0.14)	to	1.91
MC0
2019	1,943,211	26.9909	to	22.9516	48,982,248	3.78	1.15	to	1.85	13.35	to	12.54
2018	2,179,178	23.8130	to	20.3944	48,602,145	3.83	1.15	to	1.85	(4.11)	to	(4.80)
2017	2,441,264	23.6529	to	21.4218	57,018,142	3.71	1.15	to	1.85	5.17	to	4.43
2016	2,639,684	23.6109	to	20.5132	58,807,589	4.07	1.15	to	1.85	5.08	to	4.32
2015	2,988,943	22.4704	to	19.6641	63,529,911	3.96	1.15	to	1.85	(1.45)	to	(2.16)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
MA0
2019	6,042,604	$14.2930	to $	15.7393	$119,375,562	3.56%	0.65%	to	2.30%	13.71%	to	11.84%
2018	6,527,847	12.5691	to	14.0727	114,567,450	3.56	0.65	to	2.30	(3.94)	to	(5.53)
2017	8,061,502	13.0848	to	14.8968	148,735,679	3.48	0.65	to	2.30	5.42	to	3.69
2016	8,446,444	12.4116	to	14.0494	149,405,681	3.90	0.65	to	2.50	5.29	to	3.91
2015	9,138,528	11.7876	to	13.5201	155,094,085	3.78	0.65	to	2.50	(1.23)	to	(3.07)
MC2
2019	2,842,931	45.1674	to	28.3230	99,104,962	0.80	1.15	to	1.85	31.68	to	30.74
2018	3,277,605	34.3018	to	21.6637	87,496,028	0.67	1.15	to	1.85	(4.93)	to	(5.61)
2017	3,720,811	36.0812	to	22.9519	104,851,766	0.94	1.15	to	1.85	23.41	to	22.53
2016	4,258,493	29.2369	to	18.7314	97,617,989	0.76	1.15	to	1.85	10.11	to	9.32
2015	4,776,662	26.5525	to	17.1351	99,683,494	0.55	1.15	to	1.85	(1.34)	to	(2.05)
MC1
2019	1,523,361	30.8774	to	23.4566	40,168,506	0.55	0.65	to	2.25	32.01	to	29.90
2018	1,773,236	23.3905	to	18.0574	35,718,016	0.44	0.65	to	2.25	(4.69)	to	(6.23)
2017	1,906,718	24.5425	to	19.2561	40,697,930	0.69	0.65	to	2.25	23.70	to	21.73
2016	2,161,230	19.8405	to	15.8192	37,582,688	0.45	0.65	to	2.25	10.35	to	8.57
2015	2,594,573	17.9804	to	14.5707	41,219,748	0.30	0.65	to	2.25	(1.05)	to	(2.65)
MC3
2019	504,336	33.5786	to	28.4361	16,599,951	0.66	1.00	to	1.85	19.31	to	18.30
2018	554,697	28.1431	to	24.0378	15,397,927	0.34	1.00	to	1.85	(14.80)	to	(15.53)
2017	634,839	33.0334	to	28.4588	20,782,715	1.07	1.00	to	1.85	36.58	to	35.42
2016	699,804	24.1864	to	21.0156	16,866,599	0.62	1.00	to	1.85	8.27	to	7.34
2015	796,990	22.3385	to	19.5780	17,765,433	0.94	1.00	to	1.85	(13.76)	to	(14.51)
MA1
2019	858,553	11.3658	to	15.1481	15,637,358	0.39	0.65	to	2.30	19.40	to	17.43
2018	1,031,804	9.5190	to	12.4719	15,818,098	0.11	0.65	to	2.55	(14.69)	to	(16.32)
2017	1,143,328	11.1584	to	14.9044	20,721,186	0.87	0.65	to	2.55	36.77	to	34.18
2016	1,403,830	8.1584	to	11.1075	18,711,593	0.37	0.65	to	2.55	8.33	to	6.26
2015	1,637,155	7.5307	to	10.4527	20,171,751	0.58	0.65	to	2.55	(13.65)	to	(15.30)
MC4
2019	488,093	17.9328	to	15.2520	9,214,260	2.47	1.00	to	1.85	5.02	to	4.12
2018	491,260	17.0758	to	14.6479	8,788,957	0.96	1.00	to	1.85	(2.10)	to	(2.94)
2017	560,127	17.4420	to	15.0913	10,319,234	-	1.00	to	1.85	5.93	to	5.02
2016	640,441	16.4663	to	14.3695	11,249,055	-	1.00	to	1.85	(0.70)	to	(1.55)
2015	689,912	16.5821	to	14.5958	12,301,550	2.44	1.00	to	1.85	(4.62)	to	(5.44)
MC5
2019	54,156	16.2674	to	14.2806	803,500	2.12	1.15	to	1.85	4.58	to	3.84
2018	57,413	15.5555	to	13.7522	822,077	0.59	1.15	to	1.85	(2.46)	to	(3.15)
2017	70,046	15.9475	to	14.1990	1,030,360	-	1.15	to	1.85	5.49	to	4.75
2016	111,398	15.1182	to	13.5556	1,568,339	-	1.15	to	1.85	(1.15)	to	(1.85)
2015	110,442	15.2941	to	15.0234	1,583,099	2.55	1.15	to	2.05	(4.96)	to	(0.34)
MC6
2019	1,046,941	52.8547	to	22.7764	48,073,037	0.56	1.15	to	1.85	34.46	to	33.50
2018	1,208,296	39.3087	to	17.0605	41,358,792	0.50	1.15	to	1.85	(5.92)	to	(6.59)
2017	1,418,436	41.7825	to	18.2650	51,346,527	1.08	1.15	to	1.85	30.64	to	29.71
2016	1,566,590	31.9832	to	14.0815	43,506,302	0.58	1.15	to	1.85	4.86	to	4.11
2015	1,741,127	30.4997	to	13.5259	46,420,205	0.95	1.15	to	1.85	(2.66)	to	(3.36)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
MC7
2019	62,083	$33.5290	to $	36.4438	$2,098,442	0.26%	1.15%	to	2.10%	34.10%	to	32.83%
2018	66,578	25.0026	to	24.3194	1,746,938	0.18	1.15	to	2.55	(6.16)	to	(7.48)
2017	86,375	26.6434	to	26.2859	2,493,312	0.82	1.15	to	2.55	30.26	to	28.44
2016	104,234	20.4535	to	20.4656	2,325,270	0.35	1.15	to	2.55	4.63	to	3.15
2015	96,438	19.5480	to	19.8404	1,996,561	0.62	1.15	to	2.55	(2.95)	to	(4.33)
MC8
2019	2,503,331	32.1194	to	15.9005	82,722,075	1.05	1.15	to	1.85	30.46	to	29.53
2018	2,886,932	24.6202	to	12.2754	73,514,254	0.98	1.15	to	1.85	(9.87)	to	(10.52)
2017	3,335,907	27.3168	to	13.7182	93,561,955	1.55	1.15	to	1.85	24.09	to	23.21
2016	3,836,452	22.0136	to	11.1342	86,911,841	1.12	1.15	to	1.85	4.24	to	3.49
2015	4,325,426	21.1183	to	10.7590	93,596,211	1.26	1.15	to	1.85	(1.94)	to	(2.65)
MC9
2019	196,208	23.0220	to	26.1665	4,864,373	0.75	1.10	to	2.10	30.17	to	28.87
2018	237,401	17.6857	to	20.3047	4,525,231	0.69	1.10	to	2.10	(10.07)	to	(10.97)
2017	286,878	19.6652	to	24.0412	6,164,998	1.31	1.10	to	2.10	23.80	to	22.38
2016	369,037	15.8845	to	19.6450	6,490,047	0.81	1.10	to	2.25	4.05	to	2.84
2015	422,318	15.2657	to	19.1018	7,232,070	0.96	1.10	to	2.25	(2.18)	to	(3.32)
MD0
2019	1,307,551	33.6202	to	20.8714	41,117,262	2.76	1.15	to	1.85	13.28	to	12.47
2018	1,492,809	29.6796	to	18.5572	41,494,783	0.78	1.15	to	1.85	(5.60)	to	(6.27)
2017	1,660,704	31.4392	to	19.7991	49,219,805	3.09	1.15	to	1.85	9.57	to	8.79
2016	1,899,277	28.6923	to	18.1988	51,409,257	0.00	1.15	to	1.85	5.03	to	4.27
2015	2,118,016	27.3178	to	17.4528	54,757,714	5.17	1.15	to	1.85	(3.34)	to	(4.04)
M92
2019	36,890,746	14.7155	to	13.2480	517,149,066	2.53	0.65	to	2.10	13.56	to	11.91
2018	41,927,838	12.9584	to	11.3564	522,436,665	0.50	0.65	to	2.55	(5.42)	to	(7.23)
2017	49,628,528	13.7016	to	12.2413	660,187,553	2.90	0.65	to	2.55	9.87	to	7.79
2016	56,171,972	12.4709	to	11.3569	686,213,466	0.00	0.65	to	2.55	5.29	to	3.28
2015	61,825,683	11.8441	to	10.9963	724,423,931	4.89	0.65	to	2.55	(3.12)	to	(4.98)
M96
2019	3,639,440	20.9862	to	15.8911	72,819,390	2.99	1.15	to	1.85	5.31	to	4.56
2018	3,973,046	19.9272	to	15.1974	75,920,316	3.21	1.15	to	1.85	(0.68)	to	(1.39)
2017	4,489,943	17.2070	to	15.4120	86,941,433	3.10	1.15	to	1.85	1.05	to	0.34
2016	4,799,909	19.8527	to	15.3592	92,685,337	2.68	1.15	to	1.85	(0.11)	to	(0.83)
2015	5,257,120	19.8742	to	15.4874	102,055,769	2.73	1.15	to	1.85	(0.67)	to	(1.39)
MD2
2019	11,100,477	11.2446	to	11.0487	147,558,037	2.69	0.65	to	2.50	5.66	to	3.71
2018	12,122,983	10.6424	to	10.6537	154,081,038	2.92	0.65	to	2.50	(0.48)	to	(2.33)
2017	14,812,278	10.6942	to	10.9081	191,222,631	2.80	0.65	to	2.50	1.37	to	(0.51)
2016	16,682,003	10.5502	to	10.9635	214,602,842	2.37	0.65	to	2.50	0.02	to	(1.84)
2015	18,001,929	10.5479	to	11.2494	233,787,906	2.39	0.65	to	2.55	(0.40)	to	(0.96)
MA6
2019	1,688,655	25.1272	to	21.3330	47,736,189	5.60	1.00	to	1.85	13.66	to	12.69
2018	1,900,008	22.1072	to	18.9302	47,713,973	5.56	1.00	to	1.85	(4.05)	to	(4.87)
2017	2,138,564	23.0408	to	19.9002	56,471,575	6.41	1.00	to	1.85	5.62	to	4.73
2016	2,350,891	21.8140	to	19.0023	59,541,819	6.62	1.00	to	1.85	12.69	to	11.72
2015	2,734,375	19.3581	to	17.0090	61,795,969	6.84	1.00	to	1.85	(5.18)	to	(5.99)
MA3
2019	1,558,342	13.5966	to	18.2086	35,601,324	5.36	0.65	to	2.50	13.69	to	11.59
2018	1,798,423	11.9591	to	16.3168	36,323,910	5.31	0.65	to	2.50	(3.87)	to	(5.66)
2017	2,196,928	12.4407	to	17.2951	46,577,368	6.18	0.65	to	2.50	5.62	to	3.67
2016	2,592,985	11.7787	to	16.6825	52,755,833	6.38	0.65	to	2.50	12.91	to	10.80
2015	3,167,879	10.4323	to	15.9129	57,755,878	6.36	0.65	to	2.55	(5.04)	to	(0.91)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
M97
2019	1,237,228	$27.1338	to $	23.4630	$35,189,191	1.19%	1.00%	to	1.85%	26.03%	to	24.95%
2018	1,477,939	21.5299	to	18.7772	33,622,626	1.00	1.00	to	1.85	(9.93)	to	(10.71)
2017	1,626,676	23.9046	to	21.0285	41,434,975	1.35	1.00	to	1.85	31.32	to	30.20
2016	1,863,912	18.2037	to	16.1509	36,365,158	1.15	1.00	to	1.85	1.47	to	0.60
2015	2,078,687	17.9405	to	16.0552	40,049,140	1.55	1.00	to	1.85	(0.68)	to	(1.54)
MD5
2019	808,213	17.7677	to	15.4613	15,834,413	0.97	0.65	to	2.10	26.29	to	24.46
2018	962,074	14.0694	to	12.4231	15,071,974	0.80	0.65	to	2.10	(9.89)	to	(11.21)
2017	1,078,505	15.6143	to	13.9913	18,981,547	1.11	0.65	to	2.10	31.49	to	29.59
2016	1,260,948	11.8749	to	10.7967	16,974,565	0.88	0.65	to	2.10	1.49	to	0.01
2015	1,348,083	11.7007	to	10.7959	18,095,128	1.28	0.65	to	2.10	(0.55)	to	(2.00)
M98
2019	934,776	56.3598	to	33.4739	41,533,157	1.83	1.15	to	1.85	24.51	to	23.62
2018	1,074,993	45.2653	to	27.0771	38,478,624	1.09	1.15	to	1.85	(10.53)	to	(11.17)
2017	1,198,867	50.5904	to	30.4809	48,280,305	1.46	1.15	to	1.85	25.70	to	24.81
2016	1,344,992	40.2464	to	24.4224	43,324,841	1.33	1.15	to	1.85	2.87	to	2.13
2015	1,495,078	39.1244	to	23.9140	46,933,339	1.92	1.15	to	1.85	5.44	to	4.68
M93
2019	4,106,841	22.9326	to	17.9314	81,110,609	1.43	0.65	to	2.25	24.84	to	22.84
2018	5,081,903	18.3700	to	14.5970	81,180,035	0.89	0.65	to	2.25	(10.31)	to	(11.76)
2017	5,752,465	20.4825	to	16.5415	103,459,909	1.25	0.65	to	2.25	26.00	to	23.99
2016	7,480,028	16.2563	to	13.3412	107,609,241	1.11	0.65	to	2.25	3.17	to	1.51
2015	8,395,446	15.7574	to	13.1434	118,129,065	1.68	0.65	to	2.25	5.63	to	3.93
MD6
2019	11,233,612	21.6551	to	19.8213	330,355,652	0.58	1.00	to	1.85	38.56	to	37.38
2018	13,004,247	15.6292	to	14.4286	276,836,568	0.57	1.00	to	1.85	(0.20)	to	(1.06)
2017	14,886,576	15.6611	to	14.5830	318,872,497	0.64	1.00	to	1.85	27.15	to	26.06
2016	16,970,462	12.3173	to	11.5679	287,428,792	0.59	1.00	to	1.85	5.01	to	4.11
2015	19,246,726	11.7292	to	11.1109	311,395,276	0.49	1.00	to	1.85	(1.11)	to	(1.96)
MB3
2019	1,119,963	31.2923	to	33.1589	36,267,396	0.34	1.00	to	2.30	38.19	to	36.39
2018	1,313,651	22.6443	to	24.3110	30,935,440	0.33	1.00	to	2.30	(0.43)	to	(1.74)
2017	1,558,343	22.7430	to	24.5561	37,335,745	0.41	1.00	to	2.30	26.82	to	25.11
2016	1,833,885	17.9326	to	19.3889	34,998,962	0.37	1.00	to	2.50	4.78	to	4.10
2015	2,067,810	17.1139	to	18.6244	37,896,204	0.44	1.00	to	2.50	(1.33)	to	(2.83)
MD8
2019	3,364,994	11.9190	to	9.1323	37,977,970	1.63	1.15	to	1.85	0.48	to	(0.24)
2018	3,729,600	11.8621	to	9.1539	42,172,705	1.24	1.15	to	1.85	0.10	to	(0.62)
2017	4,346,081	11.8502	to	9.2106	49,280,656	0.29	1.15	to	1.85	(0.84)	to	(1.55)
2016	4,698,353	11.9508	to	9.3554	54,106,028	0.01	1.15	to	1.85	(1.13)	to	(1.84)
2015	5,440,048	12.0872	to	9.5310	63,450,866	-	1.15	to	1.85	(1.14)	to	(1.85)
MD9
2019	12,065,194	9.8538	to	7.7712	107,716,092	1.63	0.65	to	2.50	0.98	to	(0.89)
2018	13,539,953	9.7586	to	7.7780	120,800,340	1.24	0.65	to	2.55	0.60	to	(1.32)
2017	15,193,772	9.7005	to	7.8820	136,576,068	0.27	0.65	to	2.55	(0.36)	to	(2.25)
2016	18,785,298	9.7360	to	8.0637	170,982,388	0.01	0.65	to	2.55	(0.64)	to	(2.54)
2015	18,207,733	9.7989	to	8.3576	168,401,641	-	0.65	to	2.55	(0.65)	to	(1.57)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
ME2
2019	932,101	$32.3022	to $	16.8736	$20,256,254	1.46%	1.15%	to	1.85%	26.59%	to	25.69%
2018	1,042,465	25.5179	to	13.4252	17,993,248	1.45	1.15	to	1.85	(15.11)	to	(15.72)
2017	1,141,329	17.4281	to	15.9287	23,371,436	1.86	1.15	to	1.85	26.82	to	25.93
2016	1,315,665	23.6996	to	12.6486	21,301,442	1.57	1.15	to	1.85	(1.83)	to	(2.54)
2015	1,495,623	24.1416	to	12.9781	24,634,929	1.93	1.15	to	1.85	(3.08)	to	(3.78)
ME3
2019	1,520,079	15.2365	to	22.3803	38,549,046	1.19	0.65	to	2.30	26.84	to	24.75
2018	1,836,472	18.4314	to	17.9397	37,158,328	1.16	1.15	to	2.30	(15.31)	to	(16.29)
2017	2,028,320	21.7632	to	22.3708	48,795,329	1.56	1.15	to	2.30	26.44	to	24.98
2016	2,632,854	17.2127	to	16.9084	50,418,946	1.34	1.15	to	2.50	(2.05)	to	(2.03)
2015	2,946,172	17.5735	to	17.2595	57,887,140	1.69	1.15	to	2.50	(3.32)	to	(4.64)
MA5
2019	1,166,830	23.3272	to	19.9843	25,413,532	3.51	1.15	to	1.85	10.33	to	9.55
2018	1,231,924	21.1430	to	18.2429	24,401,310	3.97	1.15	to	1.85	(3.11)	to	(3.80)
2017	1,331,223	21.8216	to	18.9642	27,284,742	4.59	1.15	to	1.85	5.03	to	4.28
2016	1,449,592	20.7762	to	18.1852	28,360,544	3.06	1.15	to	1.85	7.01	to	6.24
2015	1,688,630	19.4153	to	17.1175	30,929,998	5.58	1.15	to	1.85	(2.97)	to	(3.67)
MA7
2019	208,505	21.1297	to	17.4621	4,050,311	3.24	1.15	to	2.10	10.01	to	8.97
2018	237,611	19.2064	to	16.0251	4,209,261	3.62	1.15	to	2.10	(3.24)	to	(4.16)
2017	273,266	19.8489	to	16.7212	5,014,013	4.47	1.15	to	2.10	4.67	to	3.68
2016	369,423	18.9631	to	16.1284	6,463,203	2.85	1.15	to	2.10	6.76	to	5.73
2015	378,492	17.7625	to	15.2539	6,242,579	5.56	1.15	to	2.10	(3.19)	to	(4.12)
ME4
2019	998,683	20.0112	to	16.2986	17,984,787	-	1.15	to	1.85	34.59	to	33.65
2018	1,220,819	13.9374	to	12.1950	16,422,089	-	1.15	to	1.85	0.57	to	(0.15)
2017	1,385,665	14.7855	to	12.2136	18,552,134	-	1.15	to	1.85	37.41	to	36.45
2016	1,549,172	10.7600	to	8.9511	15,195,193	-	1.15	to	1.85	7.46	to	6.68
2015	1,705,852	10.0145	to	8.3903	15,593,420	-	1.15	to	1.85	9.49	to	8.70
MA2
2019	49,526	39.6947	to	37.4828	1,658,655	-	1.15	to	2.05	34.32	to	33.11
2018	46,625	29.5533	to	28.1602	1,370,549	-	1.15	to	2.05	0.35	to	(0.56)
2017	66,266	29.4506	to	28.3191	1,893,319	-	1.15	to	2.05	37.06	to	35.83
2016	69,292	21.4868	to	20.8489	1,456,202	-	1.15	to	2.05	7.14	to	6.16
2015	75,216	20.0550	to	19.6383	1,480,354	-	1.15	to	2.05	9.26	to	8.27

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
MF3
2019	2,340,999	$28.2240	to $	20.6585	$52,379,843	0.47%	0.65%	to	2.30%	25.54%	to	23.47%
2018	2,805,821	22.4828	to	16.7318	50,559,537	0.58	0.65	to	2.30	(5.97)	to	(7.53)
2017	3,443,010	23.9106	to	18.0944	66,706,871	0.61	0.65	to	2.30	13.95	to	12.08
2016	4,055,584	20.9829	to	16.1445	69,692,673	0.92	0.65	to	2.30	19.80	to	17.81
2015	5,343,286	17.5150	to	13.7037	77,471,696	0.32	0.65	to	2.30	(5.00)	to	(6.58)
MF5
2019	22,941,913	15.8017	to	16.7750	405,951,754	2.34	0.65	to	2.10	15.72	to	14.04
2018	26,810,432	13.6551	to	14.0355	414,465,602	1.89	0.65	to	2.55	(3.56)	to	(5.40)
2017	32,045,960	14.1589	to	14.8364	518,959,227	1.86	0.65	to	2.55	10.52	to	8.42
2016	38,928,761	12.8118	to	13.6840	575,990,066	2.42	0.65	to	2.55	4.05	to	2.06
2015	45,325,104	12.3135	to	13.4082	650,867,979	2.85	0.65	to	2.55	(1.14)	to	(3.03)
MF6
2019	52,821	35.2256	to	31.4072	1,744,187	3.63	1.35	to	2.30	25.17	to	23.97
2018	62,209	28.1431	to	21.0070	1,644,682	4.07	1.35	to	2.55	(4.34)	to	(5.50)
2017	76,502	29.4215	to	22.2303	2,125,475	4.14	1.35	to	2.55	11.81	to	10.46
2016	90,462	26.3141	to	20.1245	2,257,599	2.55	1.35	to	2.55	6.48	to	5.19
2015	112,828	24.7122	to	19.1320	2,640,528	3.97	1.35	to	2.55	(0.62)	to	(1.82)
MF7
2019	2,253,830	20.4845	to	20.2009	50,523,551	2.83	0.65	to	2.35	25.85	to	23.72
2018	2,678,520	16.2765	to	15.9585	48,236,259	3.15	0.65	to	2.50	(3.97)	to	(5.75)
2017	3,417,578	16.9486	to	16.9319	64,836,183	3.34	0.65	to	2.50	12.33	to	10.26
2016	4,098,331	15.0877	to	15.3561	69,972,782	1.97	0.65	to	2.50	7.00	to	5.01
2015	4,791,411	14.1003	to	14.6231	77,277,420	3.27	0.65	to	2.50	(0.18)	to	(2.04)
MF9
2019	12,493,257	21.2067	to	24.2321	325,781,690	1.98	0.65	to	2.30	25.84	to	23.77
2018	14,628,661	16.8520	to	19.5785	306,459,709	1.53	0.65	to	2.30	(6.08)	to	(7.63)
2017	17,175,741	17.9426	to	21.1967	387,084,303	1.58	0.65	to	2.30	18.74	to	16.78
2016	20,358,832	15.1113	to	18.1505	390,486,019	2.45	0.65	to	2.30	6.24	to	4.48
2015	23,810,696	14.2233	to	17.3724	434,272,098	4.01	0.65	to	2.30	(0.35)	to	(2.01)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
MG1
2019	9,471,698	$11.5440	to $	11.4256	$ 116,989,865	1.39%	0.65%	to	2.30%	7.35%	to	5.58%
2018	10,546,363	10.7537	to	10.8217	122,512,404	1.41	0.65	to	2.30	(5.32)	to	(6.89)
2017	12,433,916	11.3584	to	11.6227	154,195,257	-	0.65	to	2.30	7.29	to	5.52
2016	13,465,623	10.5868	to	11.0145	157,145,585	-	0.65	to	2.30	1.72	to	0.03
2015	14,182,033	10.4082	to	11.0116	164,263,639	0.40	0.65	to	2.30	(5.88)	to	(7.45)
MF2
2019	18,692,242	10.8479	to	9.3915	192,914,646	2.64	1.30	to	2.50	3.82	to	2.57
2018	20,371,715	10.4484	to	9.1557	203,393,960	1.99	1.30	to	2.50	(0.04)	to	(1.25)
2017	25,006,600	10.4531	to	9.2719	250,847,512	1.58	1.30	to	2.50	0.41	to	(0.79)
2016	27,490,632	10.4101	to	9.3462	275,872,908	1.35	1.30	to	2.50	0.36	to	(0.86)
2015	30,382,434	10.3725	to	9.4944	305,073,432	1.30	1.30	to	2.55	(0.83)	to	(0.99)
MG2
2019	10,825,862	10.5709	to	9.5576	109,445,390	2.39	0.65	to	2.10	4.21	to	2.70
2018	11,204,328	10.1434	to	9.3060	109,785,950	1.72	0.65	to	2.10	0.33	to	(1.13)
2017	13,429,422	10.1103	to	9.4127	132,553,973	1.32	0.65	to	2.10	0.79	to	(0.67)
2016	14,365,301	10.0311	to	9.4762	142,051,166	1.05	0.65	to	2.10	0.82	to	(0.65)
2015	16,047,854	9.9493	to	9.5382	158,937,215	1.04	0.65	to	2.10	(0.37)	to	(1.83)
MG3
2019	1,024,055	25.3101	to	22.4470	24,538,343	1.27	1.30	to	2.30	29.42	to	28.12
2018	1,245,032	19.5567	to	17.5199	23,170,786	0.87	1.30	to	2.30	(12.60)	to	(13.49)
2017	1,418,470	22.3771	to	20.2510	30,353,538	1.23	1.30	to	2.30	12.20	to	11.08
2016	1,665,751	19.9432	to	18.2309	31,932,872	0.86	1.30	to	2.30	14.47	to	13.31
2015	2,078,651	17.4222	to	16.0893	34,980,102	0.93	1.30	to	2.30	(3.60)	to	(4.57)
MG4
2019	902,847	27.1282	to	22.3061	21,333,453	0.97	0.65	to	2.10	29.86	to	27.98
2018	1,126,976	20.8908	to	17.4300	20,713,591	0.66	0.65	to	2.10	(12.19)	to	(13.47)
2017	1,375,595	23.7913	to	20.1438	29,079,628	1.03	0.65	to	2.10	12.67	to	11.04
2016	1,552,431	21.1154	to	16.1967	29,418,427	0.67	0.65	to	2.15	15.01	to	1.59
2015	1,911,690	18.3596	to	15.9433	31,822,181	0.69	0.65	to	2.15	(3.29)	to	(4.75)
MG6
2019	59,093,135	18.5528	to	20.9032	1,302,584,592	2.21	0.65	to	2.10	21.11	to	19.35
2018	68,298,700	15.3192	to	17.5137	1,255,969,013	1.83	0.65	to	2.10	(4.75)	to	(6.14)
2017	79,683,750	16.0837	to	18.3989	1,554,414,108	1.78	0.65	to	2.10	14.49	to	12.66
2016	92,397,930	14.0486	to	16.3314	1,590,095,837	2.53	0.65	to	2.25	5.18	to	3.48
2015	102,938,721	13.3571	to	15.7817	1,700,470,142	3.65	0.65	to	2.25	(0.52)	to	(2.12)
MG7
2019	251,133	26.4623	to	28.9714	7,626,096	0.53	0.65	to	2.10	32.56	to	30.64
2018	315,136	19.9625	to	22.1766	7,295,067	0.25	0.65	to	2.10	(11.58)	to	(12.87)
2017	369,553	22.5770	to	25.4523	9,790,084	0.77	0.65	to	2.10	14.27	to	12.61
2016	320,776	19.7581	to	20.1485	7,536,524	0.64	0.65	to	2.25	25.91	to	11.84
2015	402,041	15.6921	to	18.2161	7,573,913	0.31	0.65	to	2.10	(3.53)	to	(4.94)
V44
2019	353,950	34.6435	to	30.6790	11,234,842	-	0.65	to	2.10	30.61	to	28.72
2018	394,577	26.5236	to	23.8336	9,712,851	-	0.65	to	2.10	6.60	to	5.04
2017	379,850	24.8821	to	22.4004	8,875,409	-	0.65	to	2.10	41.90	to	39.56
2016	337,618	17.5355	to	16.0506	5,605,835	-	0.65	to	2.30	(2.56)	to	(4.18)
2015	207,421	17.9962	to	16.7505	3,575,777	-	0.65	to	2.30	11.24	to	9.39

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
V43
2019	278,593	$27.0537	to $	26.6870	$7,856,010	-%	0.65%	to	2.10%	39.06%	to	37.04%
2018	315,995	19.4551	to	19.4736	6,474,748	-	0.65	to	2.10	9.81	to	8.20
2017	362,270	19.3957	to	17.9971	6,836,255	-	1.35	to	2.10	36.74	to	35.71
2016	468,136	14.1847	to	13.2616	6,469,819	-	1.35	to	2.10	(10.07)	to	(10.76)
2015	479,964	15.7736	to	14.8601	7,397,574	-	1.35	to	2.10	(7.26)	to	(7.96)
O19
2019	420,729	27.3210	to	27.4130	13,908,076	-	1.30	to	2.30	34.08	to	32.74
2018	513,394	20.3759	to	19.4884	12,674,828	-	1.30	to	2.35	(7.18)	to	(8.16)
2017	596,679	22.1306	to	21.2210	15,940,507	0.01	1.30	to	2.35	25.68	to	23.55
2016	778,076	16.9815	to	17.1754	16,765,951	0.12	0.65	to	2.35	(6.51)	to	(4.72)
2015	911,851	18.1646	to	18.0266	20,459,674	-	0.65	to	2.35	2.60	to	0.84
O23
2019	967,190	11.8170	to	10.7166	11,010,608	2.02	1.35	to	2.10	15.64	to	14.77
2018	1,046,363	10.2190	to	9.3377	10,331,463	1.76	1.35	to	2.10	(6.81)	to	(7.52)
2017	1,132,316	11.0263	to	10.0966	12,031,669	1.73	1.30	to	2.10	7.54	to	6.68
2016	1,113,958	10.3640	to	9.4228	11,018,271	2.12	1.30	to	2.10	4.72	to	2.76
2015	1,051,993	9.8973	to	9.1845	10,095,675	2.01	1.30	to	2.10	(0.74)	to	(1.55)
O20
2019	518,280	23.1704	to	27.2588	15,548,955	0.62	0.65	to	2.25	30.60	to	28.51
2018	653,189	17.7414	to	21.2107	15,149,305	0.76	0.65	to	2.25	(13.96)	to	(15.34)
2017	742,825	20.6196	to	25.0546	20,253,728	0.70	0.65	to	2.25	35.44	to	33.28
2016	917,004	15.2246	to	18.7989	18,640,711	0.79	0.65	to	2.25	(0.81)	to	(2.40)
2015	1,162,408	15.3483	to	18.6697	24,056,298	1.06	0.65	to	2.25	3.00	to	(1.78)
O21
2019	4,719,995	28.7756	to	26.6808	152,120,634	0.82	1.30	to	2.50	30.03	to	28.47
2018	5,849,961	22.1301	to	20.7688	145,625,526	0.91	1.30	to	2.50	(9.30)	to	(10.39)
2017	6,885,439	24.3981	to	23.1777	189,799,968	1.04	1.30	to	2.50	15.13	to	13.74
2016	8,523,438	21.1924	to	20.3773	205,092,333	0.86	1.30	to	2.50	9.85	to	8.52
2015	10,443,174	19.2919	to	18.9782	229,753,746	0.65	1.30	to	2.55	1.77	to	3.14
O04
2019	112,700	45.8637	to	39.1083	4,793,286	-	1.35	to	2.25	24.44	to	23.31
2018	133,222	36.8575	to	31.7147	4,562,326	0.06	1.35	to	2.25	(11.75)	to	(12.55)
2017	163,130	30.7748	to	36.2667	6,344,911	0.64	1.35	to	2.25	12.44	to	11.37
2016	204,714	27.3709	to	29.8788	7,092,483	0.25	1.30	to	2.25	16.14	to	15.02
2015	208,260	23.5667	to	28.3115	6,257,962	0.64	1.30	to	2.25	(7.31)	to	(7.24)
PH2
2019	23,358	16.4478	to	15.9711	376,666	1.47	1.35	to	1.70	25.81	to	25.36
2018	28,613	13.0736	to	12.5993	367,455	1.48	1.35	to	1.85	(11.95)	to	(12.40)
2017	37,723	14.8480	to	14.3363	552,210	3.35	1.35	to	1.85	21.34	to	20.67
2016	25,868	12.2369	to	11.4183	313,754	4.98	1.35	to	2.10	6.29	to	2.48
2015	17,585	11.5124	to	11.1420	200,218	5.36	1.35	to	2.10	(10.25)	to	8.04
P08
2019	1,102,174	16.1693	to	14.2034	16,987,769	2.93	1.35	to	2.25	10.39	to	9.39
2018	1,178,282	14.6475	to	12.9838	16,485,880	3.10	1.35	to	2.25	(6.69)	to	(7.53)
2017	1,399,377	15.6974	to	14.0418	21,100,589	4.65	1.35	to	2.25	12.02	to	11.01
2016	1,425,955	14.0135	to	12.6495	19,285,931	2.56	1.35	to	2.25	11.41	to	10.39
2015	1,618,473	12.5788	to	11.4590	19,696,479	2.92	1.35	to	2.25	(10.22)	to	(11.04)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
PC0
2019	1,187,243	$13.4796	to $	11.9366	$14,802,101	2.77%	0.65%	to	2.10%	11.02%	to	9.41%
2018	1,390,142	12.1418	to	10.9101	15,777,531	2.96	0.65	to	2.10	(6.06)	to	(7.43)
2017	1,647,311	12.9256	to	11.7862	20,084,264	4.59	0.65	to	2.10	12.64	to	11.01
2016	1,573,134	11.4748	to	10.6169	17,175,088	2.42	0.65	to	2.10	12.17	to	10.53
2015	1,909,115	10.2297	to	9.6051	18,751,715	2.84	0.65	to	2.10	(9.78)	to	(11.10)
P70
2019	52,264	5.2614	to	4.6785	255,626	4.19	0.65	to	2.05	10.63	to	9.08
2018	62,897	4.7559	to	4.2891	280,406	1.97	0.65	to	2.05	(14.76)	to	(15.96)
2017	66,417	5.5796	to	5.1038	350,533	10.69	0.65	to	2.05	1.39	to	(0.03)
2016	71,096	5.5293	to	5.1053	373,905	0.96	0.65	to	2.05	14.13	to	12.52
2015	95,997	4.8221	to	4.5374	446,503	4.02	0.65	to	2.05	(26.15)	to	(27.19)
P10
2019	4,210,677	5.8610	to	4.9443	23,012,902	4.48	0.65	to	2.35	10.71	to	8.83
2018	4,476,996	5.2941	to	4.5432	22,324,165	2.10	0.65	to	2.35	(14.69)	to	(16.15)
2017	5,309,995	6.2059	to	5.4182	31,374,446	11.24	0.65	to	2.35	1.49	to	(0.23)
2016	5,613,985	6.1148	to	5.4308	33,027,779	1.09	0.65	to	2.35	14.41	to	12.45
2015	7,094,528	5.3448	to	4.8295	36,847,209	4.54	0.65	to	2.35	(26.19)	to	(27.45)
PK8
2019	254,755	14.3682	to	29.1500	7,902,801	4.42	0.65	to	2.30	14.05	to	12.17
2018	278,892	12.5980	to	17.7675	7,700,705	4.12	0.65	to	2.55	(5.36)	to	(7.16)
2017	353,094	13.3109	to	19.1381	10,501,720	5.08	0.65	to	2.55	9.18	to	7.11
2016	419,882	12.1916	to	17.8672	11,618,444	5.26	0.65	to	2.55	12.61	to	10.45
2015	514,828	10.8266	to	16.1760	12,770,747	5.18	0.65	to	2.55	(2.88)	to	(4.74)
P20
2019	16,181	13.3032	to	12.4903	211,235	4.37	1.35	to	2.10	13.14	to	12.29
2018	36,604	11.7584	to	11.1236	422,826	4.02	1.35	to	2.10	(6.12)	to	(6.83)
2017	42,567	12.5246	to	11.9389	525,044	4.96	1.35	to	2.10	8.31	to	7.49
2016	32,472	11.5638	to	11.1066	370,047	5.17	1.35	to	2.10	11.70	to	10.85
2015	35,308	10.3522	to	10.0190	361,335	5.19	1.35	to	2.10	(3.66)	to	(4.40)
PD6
2019	28,128,118	12.8916	to	12.6752	381,865,764	2.05	0.65	to	2.25	16.20	to	14.35
2018	32,259,391	11.0943	to	11.0850	380,593,252	1.59	0.65	to	2.25	(6.23)	to	(7.73)
2017	37,702,836	11.8310	to	12.0142	479,172,954	2.10	0.65	to	2.25	13.26	to	11.45
2016	43,988,744	10.4463	to	10.7801	498,296,480	2.31	0.65	to	2.25	3.24	to	1.58
2015	49,587,168	10.1180	to	10.6122	549,137,374	1.58	0.65	to	2.25	(0.91)	to	(2.50)
P06
2019	2,006,490	14.6435	to	14.5293	32,390,144	1.66	1.30	to	2.30	7.04	to	5.97
2018	2,212,668	13.6804	to	13.7114	33,513,529	2.50	1.30	to	2.30	(3.48)	to	(4.45)
2017	2,714,427	14.1736	to	14.3506	42,776,207	2.37	1.30	to	2.30	2.32	to	1.29
2016	2,992,479	13.8527	to	14.0798	46,282,276	2.24	1.30	to	2.30	3.83	to	2.78
2015	3,448,066	13.3416	to	13.6990	51,516,094	3.70	1.30	to	2.30	(3.97)	to	(4.94)
P07
2019	7,707,882	16.9212	to	14.4783	133,331,271	3.01	1.30	to	2.35	6.97	to	5.84
2018	8,590,870	15.8193	to	13.2477	139,502,056	2.53	1.30	to	2.55	(1.83)	to	(3.06)
2017	10,466,926	16.1136	to	13.6664	173,975,506	2.02	1.30	to	2.55	3.56	to	2.26
2016	11,732,629	15.5594	to	13.3638	189,260,806	2.06	1.30	to	2.55	1.35	to	0.06
2015	12,782,699	15.3525	to	13.3552	204,323,414	4.63	1.30	to	2.55	(0.86)	to	(2.11)
P68
2019	1,895	10.7788			20,424	2.82	1.20				6.97

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA (A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value4			Assets	Ratio1	lowest to highest2			Total Return3
PI3
2019	1,404,143	$11.2727	to $	9.9824	$14,604,913	-%	0.65%	to	2.10%	5.23%	to	3.70%
2018	1,520,792	10.7129	to	9.6262	15,177,351	0.40	0.65	to	2.10	(8.44)	to	(9.77)
2017	1,875,956	11.7004	to	10.6690	20,655,019	-	0.65	to	2.10	6.29	to	4.75
2016	2,003,188	10.6047	to	10.1855	20,961,119	3.83	1.35	to	2.10	(0.66)	to	(1.42)
2015	2,146,145	10.6752	to	10.3318	22,655,392	0.09	1.35	to	2.10	(1.88)	to	(2.63)
P72
2019	532,161	28.3544	to	24.7945	13,842,390	2.04	0.65	to	2.25	29.56	to	27.49
2018	593,554	21.8856	to	19.0187	12,064,141	0.71	0.65	to	2.55	(9.09)	to	(10.82)
2017	645,430	24.0728	to	21.3263	14,599,911	1.74	0.65	to	2.55	18.00	to	15.77
2016	734,547	20.4002	to	18.4216	14,212,210	1.82	0.65	to	2.55	12.90	to	10.75
2015	915,560	17.5294	to	16.6341	15,831,203	1.42	1.35	to	2.55	(4.35)	to	(5.52)
P95
2019	664	11.0626			7,351	-	1.20			10.55
P79
2019	1,490	11.3433			16,907	-	1.20			31.64
W41
2019	9,137	29.5462	to	26.5978	257,366	0.07	1.35	to	2.05	27.56	to	26.66
2018	10,657	23.1626	to	20.9987	236,808	0.16	1.35	to	2.05	(13.60)	to	(14.21)
2017	11,753	26.8083	to	24.4767	303,816	0.16	1.35	to	2.05	24.97	to	24.09
2016	15,020	21.4519	to	19.7246	310,731	0.16	1.35	to	2.05	11.83	to	11.04
2015	17,210	19.1829	to	17.7642	319,237	0.01	1.35	to	2.05	(1.10)	to	(1.81)
W42
2019	1,276	29.8943	to	28.1496	37,721	0.26	1.65	to	2.05	28.95	to	28.43
2018	1,368	23.1836	to	21.9184	31,384	0.07	1.65	to	2.05	(3.09)	to	(3.48)
2017	2,234	23.9234	to	22.7093	52,910	-	1.65	to	2.05	17.62	to	17.15
2016	2,292	20.3397	to	15.6813	46,189	-	1.65	to	2.05	11.81	to	11.36
2015	4,229	18.1909	to	17.4081	75,099	-	1.65	to	2.05	(2.25)	to	(2.65)
W4610
2016	-	11.5298	to	10.4698	-	0.48	0.65	to	2.55	2.57	to	1.93
2015	3,851,623	11.2410	to	10.2720	41,497,667	1.24	0.65	to	2.55	(0.52)	to	(2.42)

1Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

4The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level's commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

5Columbia Variable Portfolio - International Opportunities Fund - Class 2 Sub-Account (C65) merged into fund C58 on April 29, 2016.

6Columbia Variable Portfolio - Large Cap Growth Fund II Class 1 Sub-Account (C61) merged into fund C59 on April 29, 2016.

7Columbia Variable Portfolio - Large Cap Growth Fund II - Class 2 Sub-Account (C62) merged into fund C60 on April 29, 2016.

8Columbia Variable Portfolio- Loomis Sayles Growth Fund II Class 2 Sub-Account (C64) merged into fund C90 on April 29, 2016.

9Huntington VA International Equity Sub-Account (H27) merged into fund MD9 on March 6, 2015.

10Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46) merged into fund MD9 on April 29, 2016.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2019 and 2018 and for the Years

Ended December 31, 2019, 2018 and 2017

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

____________________________________________________________________________

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2019, 2018 and 2017.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404
T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us 1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the years ended December 31, 2019, 2018 and 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019, 2018 and 2017, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP Hartford, Connecticut

April 27, 2020

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS AS OF DECEMBER 31, 2019 AND 2018 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

______________________________________________________________________________________________________

ADMITTED ASSETS	2019	2018
GENERAL ACCOUNT ASSETS
Bonds	$10,918,153	$10,497,705
Preferred stocks	769,767	566,677
Common stocks	779,463	592,218
Mortgage loans on real estate	606,383	544,207
Cash, cash equivalents and short-term investments	1,480,742	982,422
Contract loans	400,939	405,685
Derivatives	335,701	250,525
Other invested assets	878,847	451,955
Mortgage escrow funds	2,827	3,430
Receivables for securities	36,500	4,970
Investment income due and accrued	153,301	105,522
Amounts recoverable from reinsurers	9,549	17,199
Other amounts receivable under reinsurance contracts	4,049	5,435
Current federal and foreign income tax recoverable	49,947	23,865
Net deferred tax asset	79,469	83,265
Electronic data processing equipment and software	469	837
Receivables from parent, subsidiaries and affiliates	103,360	12,864
Reinsurance deposit asset	371,013	1,051,960
Other assets	17,793	73,989
Total general account assets	16,998,272	15,674,730
SEPARATE ACCOUNT ASSETS	20,832,308	21,177,841
TOTAL ADMITTED ASSETS	$37,830,580	$36,852,571
See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS AS OF DECEMBER 31, 2019 AND 2018 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

______________________________________________________________________________________________________

LIABILITIES, CAPITAL STOCK AND SURPLUS	2019	2018
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$13,486,913	$12,168,958
Aggregate reserve for accident and health contracts	679	—
Liability for deposit-type contracts	671,845	475,872
Contract claims	33,937	31,574
Other amounts payable on reinsurance	16,698	13,315
Interest maintenance reserve	39,563	14,497
Commissions to agents due or accrued	20,383	15,770
General expenses due or accrued	18,677	61,193
Transfers from Separate Accounts due or accrued (net)	(233,009)	(252,664)
Remittances and items not allocated	17,405	38,084
Asset valuation reserve	250,890	71,674
Payable for securities	191,881	65,607
Payable to parent and affiliates	15,095	—
Reinsurance in unauthorized and certified companies	585	—
Funds held under reinsurance treaties with unauthorized and certified reinsurers	245,590	246,959
Funds held under coinsurance	371,889	1,052,175
Derivatives	117,942	77,319
Other liabilities	147,998	39,114
Total general account liabilities	15,414,961	14,119,447
SEPARATE ACCOUNT LIABILITIES	20,832,306	21,177,839
Total liabilities	36,247,267	35,297,286
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares
authorized; 6,437 shares issued and outstanding	6,437	6,437
Surplus notes	565,000	565,000
Gross paid in and contributed surplus	770,439	653,698
Unassigned funds	241,437	330,150
Total surplus	1,576,876	1,548,848
Total capital stock and surplus	1,583,313	1,555,285
TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,830,580	$36,852,571
See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
INCOME:
Premiums and annuity considerations	$2,412,284	$(10,314,071)	$2,033,394
Considerations for supplementary contracts with life contingencies	42,186	41,368	31,253
Net investment income	426,912	719,167	204,701
Amortization of interest maintenance reserve	9,296	12,414	20,548
Commissions and expense allowances on reinsurance ceded	113,811	243,365	2,288
Reserve adjustments on reinsurance ceded	(1,652,188)	10,705,103	—
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	346,576	375,076	421,373
Change in cash value of company owned life insurance	—	3,513	6,877
Investment (loss) income on reinsurance deposit asset	(116,980)	19,592	(262,531)
Reinsurance experience refund	120,973	129,967	—
Other income	54,015	57,899	65,750
Total Income	1,756,885	1,993,393	2,523,653
BENEFITS AND EXPENSES:
Death benefits	97,356	123,612	132,771
Annuity benefits	315,500	267,802	588,661
Health benefits	666	—	—
Surrender benefits and withdrawals for life contracts	1,275,361	1,009,649	2,206,148
Interest and adjustments on contract or deposit-type contract funds	8,163	22,140	23,571
Payments on supplementary contracts with life contingencies	44,396	41,136	36,609
Increase in aggregate reserves for life and accident and health contracts	1,318,634	2,081,112	1,277,372
Total Benefits	3,060,076	3,545,451	4,265,132
Commissions on premiums, annuity considerations and deposit-type
contract funds (direct business only)	186,775	152,103	133,038
Commissions and expense allowances on reinsurance assumed	119	123	112
General insurance expenses	223,389	219,357	236,239
Insurance taxes, licenses and fees, excluding federal income taxes	5,466	5,103	3,737
Net transfers from Separate Accounts net of reinsurance	(1,613,693)	(2,270,518)	(2,020,178)
Investment (income) expense on funds held	(349,816)	135,750	(288,371)
Other (benefits) deductions	(25)	222	2,021
Total Benefits and Expenses	1,512,291	1,787,591	2,331,730
Net income from operations before federal income tax benefit
and net realized capital gains (losses)	244,594	205,802	191,923
Federal income tax benefit, excluding tax on capital gains (losses)	(21,279)	(3,553)	(65,461)
Net income from operations after federal income taxes
and before net realized capital gains	265,873	209,355	257,384
Net realized capital gains (losses) less capital gains tax and transfers to
the interest maintenance reserve	4,540	(10,566)	24,045
NET INCOME	$270,413	$198,789	$281,429
See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,555,285	$1,463,390	$1,635,897
Net income	270,413	198,789	281,429
Change in net unrealized capital gains (losses), net of deferred income tax	345,580	(105,877)	(95,725)
Change in net unrealized foreign exchange capital gains (losses)	10,982	(3,123)	(15,426)
Change in net deferred income tax	(56,342)	27,017	(89,076)
Change in nonadmitted assets	(37,743)	(16,961)	(3,784)
Change in liability for reinsurance in unauthorized and certified companies	(585)	—	—
Change in asset valuation reserve	(179,216)	22,080	22,072
Surplus paid in	116,741	—	—
Dividends to stockholder	(200,000)	(157,384)	(235,358)
Investment (expense) income on funds held - unrealized	(241,802)	127,354	(36,639)
CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,583,313	$1,555,285	$1,463,390
See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,610,423	$2,735,182	$2,064,646
Net investment income	745,774	593,150	522,677
Miscellaneous income	402,030	433,475	489,411
Total receipts	3,758,227	3,761,807	3,076,734
Benefits and loss related payments	(3,301,972)	(3,146,388)	(2,997,833)
Net transfers from Separate Accounts	1,570,877	2,083,619	2,221,156
Commissions, expenses paid and aggregate write-ins for deductions	(462,727)	(377,617)	(387,448)
Federal and foreign income taxes recovered (paid)	(15,165)	33,867	11,280
Total payments	(2,208,987)	(1,406,519)	(1,152,845)
Net cash from operations	1,549,240	2,355,288	1,923,889
CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	6,370,188	3,963,764	7,792,594
Stocks	84,610	151,520	46,290
Mortgage loans	244,684	80,758	114,292
Other Invested Assets	78,173	60,752	3,587
Net gains or (losses) on cash, cash equivalents and short-term	—	1,079	(1,388)
investments
Miscellaneous proceeds	94,743	51,913	—
Total investment proceeds	6,872,398	4,309,786	7,955,375
Cost of investments acquired (long-term only):
Bonds	(6,726,353)	(6,155,024)	(8,581,956)
Stocks	(460,624)	(349,366)	(208,860)
Mortgage loans	(247,625)	(131,649)	(229,405)
Other Invested Assets	(287,682)	(10,965)	(113,041)
Miscellaneous applications	(258,454)	(36,335)	(522,792)
Total investments acquired	(7,980,738)	(6,683,339)	(9,656,054)
Net decrease (increase) in contract loans and premium notes	4,652	23,436	23,591
Net cash from investments	(1,103,688)	(2,350,117)	(1,677,088)
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	195,974	11,471	(2,899)
Dividends to stockholders	(200,000)	(157,384)	(235,358)
Other cash (used) provided	56,794	17,133	14,763
Net cash from financing and miscellaneous sources	52,768	(128,780)	(223,494)
Net change in cash, cash equivalents and short-term investments	498,320	(123,609)	23,307
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	982,422	1,106,031	1,082,724
End of year	$1,480,742	$982,422	$1,106,031

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES
	2019	2018	2017
Exchanges of bonds	$346,653	$342,445	$191,862
Exchanges of stocks	20,000	—	—
Capital Contribution - interest in limited partnership	16,741	—	—
Transfer of other invested assets to bonds	—	—	134,445
Transfer of other invested assets to common stock	—	—	40
Modified coinsurance reserve adjustment - net (including premium,	1,652,188	10,705,103	—
miscellaneous income and benefits)
Exchange of PPVUL policies for funding agreements	—	255,773	—
Transfer of other invested assets to preferred stocks	—	255,000	—
Transfer of bonds to preferred stocks	—	14,344	—
Transfer preferred stocks to bonds	—	18,620	—
Exchange of policy loans for bonds	—	166,220	—
Transfer of non-insulated separate account bonds to general account	11,652	99,864	—
Transfer of non-insulated separate account mortgages to general account	50,819	—	—
Capital contributions of options to subsidiary	176,418	—	—
Surplus note transfer from bonds to other invested assets	6,423	—	—
DLRC dividend received - invested assets and related accrued interest	2,333	—	—
DLRC return of capital - invested assets and related accrued interest	24,618	—	—
Capital Contribution - SSAP 72	100,000	—	—

See notes to statutory financial statements.

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

1.DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES GENERAL

Delaware Life Insurance Company (the "Company"), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC , (the "Parent"), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly- owned subsidiary, Delaware Life Insurance Company of New York ("DLNY"), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION - ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the "Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware's insurance laws. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company's net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles ("SSAP") No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies ("LLCs") and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company's net investment income. Goodwill includes direct costs of the acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP, and is amortized to expense.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 15. An asset valuation reserve ("AVR") and interest maintenance

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

reserve ("IMR") are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets ("DTAs") under statutory accounting principles. Certain contracts with a market value adjustment ("MVA") feature are classified within the Company's General Account under GAAP, but are classified within the Company's non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder's equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are recognized when written. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance, accident and health, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments ("OTTI") of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company's cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities ("MBS"), and asset-backed securities ("ABS") are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") are determined by comparing the insurer's carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities - Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office ("SVO") assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLCs. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company's Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan's trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company's Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan's effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. Third-party pricing services are used to determine the fair value of surplus debentures.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company's overall risk management strategy, the Company uses over-the-counter ("OTC") and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company's variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity ("FIA") contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC ("DLIH 2016"). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

Pharmaceutical rebate receivables

Receivables for pharmacy rebates are estimated from information provided by the Company's pharmacy benefit manager based on factors including utilization of drugs subject to rebate and contractual provisions with the pharmacy benefit manager. Any variance between actual rebate receipts and estimated amounts is recognized in the period that the Company becomes aware of the difference. Pharmacy rebates receivables are recorded as nonadmitted assets if they do not meet admissibility requirements.

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Premium deficiency reserves for MedicareAdvantage business are recognized when it is probable that the expected future benefit expenses, claim adjustment expenses, direct administration costs and indirect administration costs under a group of contracts will exceed anticipated future premiums over the remaining lives of the contracts and are recorded as aggregate health policy reserves. Indirect administration costs are considered in the development of the premium deficiency reserves. The methods for making such estimates and establishing such reserves are periodically reviewed and updated, and any adjustments are reflected as an increase or decrease in the reserves in the period in which the change in estimate is identified. Investment income is not considered in the calculation of the premium deficiency reserve.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities ("DTLs") is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company's assessment of the realization of such DTAs. Refer to Note 15 for further discussion of the Company's income taxes.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Beginning in 2019, the Company entered into contracts with the Centers for Medicare and Medicaid Services ("CMS") to provide Medicare Advantage products resulting in approximately $0.5 million of premium written in 2019. Health insurance premiums are recognized when written. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company's Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non- insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company's financial statements as follows:

•The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit is reflected in the Company's financial statements.

•Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•The dividends-received-deduction ("DRD"), which is included in the Company's income tax expense, is calculated based upon the variable Separate Accounts' assets held in connection with variable contracts.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

The Company did not have any new accounting pronouncement changes during 2019.

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange-traded bond funds ("ETFs"). The Company has elected to use a documented systematic value measurement method for ETFs. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on how to determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the accounting for certain common stocks. In the prior periods impacted, net income was overstated and the change in unrealized capital gains (losses) was understated by $23.2 million. The correction of this error in the current year, net of tax, had no net impact on surplus. The Company did not have any corrections of errors during 2018.

2. RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.

The Company paid dividends to the Parent and received capital contributions from the Parent as described further in Note 16. The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Below are details of investments in subsidiaries and significant transactions with affiliates and other related parties.

Investments in Subsidiaries - Common Stocks

(In Thousands)
		Carrying Value
Entity	Type of Subsidiary	December 31,
		2019	2018
DLNY	Insurance	$398,539	$366,354
Lackawanna Casualty Company	Insurance	186,890	—
DL Reinsurance Company ("DLRC")	Insurance	3,371	32,357
Delaware Life Reinsurance (U.S.) Corp.	Insurance	21,342	21,557
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454
Total		$611,596	$421,722

OnApril 1, 2019, the Company acquired Lackawanna Casualty Company "LCC", a Pennsylvania domiciled worker's compensation insurance company, and its subsidiaries, Lackawanna American Insurance Company and Lackawanna National Insurance Company for a total cost of $171.7 million. The difference between the cost and the statutory value of the group purchased was recorded as goodwill totaling $61.2 million. At December 31, 2019, the admitted amount of unamortized goodwill was $56.6 million. The Company also contributed $2.5 million of additional capital to LCC in October 2019.

The Company values Clarendon Insurance Agency, Inc. ("Clarendon") as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2019 and 2018, the admitted amount was $1,454.0 thousand. The Company's Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates - Preferred Interests

In September 2018, DL Investment Holdings 2015-1, LLC ("DLIH 2015"), an affiliate and formerly a wholly-owned subsidiary, distributed $15.0 million of capital back to the Company. On December 28, 2018, DLIH 2015 amended and restated its Limited Liability CompanyAgreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC ("DLHP"), as a party to the agreement. As part of the restructuring, the Company received 255,000 Series A Preferred Units (non-voting interests) with a value of $255.0 million in exchange for the equity of DLIH 2015 that was held by the Company prior to the restructuring. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million in 2018. On December 31, 2019, the Company received a $15.8 million preferred dividend from DLIH 2015.

Investments in Affiliates - Other Invested Assets

The Company owns controlling membership interests in the following limited liability companies: DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DLService Holdings, LLC; DLPrivate Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC ("CSPCH"), Clear Spring Health Holdings, LLC ("CSHH"), Ellendale Insurance Agency, LLC ("Ellendale"); DLIH 2016; and DL Investment Holdings 2016-2, LLC. The values of certain of these limited liability companies without audited financial statements were non- admitted as of December 31, 2019 and December 31, 2018.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Effective January 1, 2019, the Company and its subsidiary, DLIH 2016, initiated a hedging program arrangement related to the Company's FIA products. Under this arrangement, the Company transferred equity options to DLIH 2016 at fair value on January 1 and April 1, 2019, totaling $113.4 million and $63.0 million, respectively, in the form of capital contributions. The Company realized net losses of $7.8 million and $0.3 million on these transfers, respectively. During 2019, on behalf of DLIH 2016, the Company began purchasing and immediately transferring new FIA equity options to DLIH 2016 on an ongoing basis. $37.6 million of such purchases were transferred at fair value and were subsequently reimbursed by DLIH 2016. The Company reported no gains or losses on these transactions. All economic rights and responsibilities of the equity options transferred during 2019 belong to DLIH 2016. Additionally, DLIH 2016 began purchasing equity futures in 2019 as part of the FIA hedging program. The Company also contributed $10.0 million to DLIH 2016 in 2017.

During 2017, the Company purchased an 80% controlling interest in Clear Spring Property and Casualty Company (formerly SeaBright Insurance Company) ("CSP&C") through its indirect wholly-owned subsidiary, Clear Spring PCAcquisition Corp. CSP&C is a Texas domestic property and casualty insurance company. The Company invested a total of $48.8 million for the acquisition of CSP&C and for additional capital contributions during 2017. At December 31, 2019 and 2018, $2.7 million and $3.0 million of unamortized goodwill related to the purchase was reflected in the Company's carrying value of CSPCH.

During 2019, 2018 and 2017, the Company contributed $87.2 million, $8.5 million, and $2.0 million to its subsidiary health holding company, CSHH, of which $14.5 million was used by CSHH to purchase Clear Spring Health Insurance Company (formerly Corvesta Life Insurance Company) ("CSHIC") in April 2019, $2.0 million was used to purchase Community Care Alliance of Illinois, Inc. (formerly Community Care Alliance of Illinois, NFP) ("CCAI") in May 2019, and $3.5 million was used to purchase Eon Health Plan, LLC ("EHP") and its subsidiaries, Eon Health, Inc. (South Carolina) ("Eon SC") and Eon Health, Inc. (Georgia) ("Eon GA") in June 2018. The difference between the cost of these entities paid by CSHH and their statutory book values at the date of purchase resulted in goodwill. At December 31, 2019 and 2018, $20.6 million and $4.8 million of unamortized goodwill was reflected in the Company's carrying value of CSHH in schedule BA. During 2019 and 2018, CSHH contributed additional capital to its direct and indirect subsidiaries as follows:

(In Thousands)
Entity	2019	2018
Clear Spring Health of Illinois, Inc	$6,200	$—
Clear Spring Health (CO), Inc.	6,000	—
Clear Spring Health (VA), Inc.	6,500	—
Clear Spring Health (IL), Inc.	2,000	—
CSHIC	2,500	—
CCAI	24,100	—
Eon SC	3,402	3,000
Eon GA	7,298	2,000
Total	$58,000	$5,000

The Company values its investments in CSPCH and CSHH using the look-through approach described in SSAP No. 97 because CSPCH and CSHH are unaudited non-insurance holding companies. The Company calculates the value of its ownership interest in CSPCH and CSHH using the audited statutory value of their downstream insurance subsidiaries plus adjustments required by SSAP No. 97, such as unamortized goodwill. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

in the determination of the carrying values. The carrying values of CSPCH and CSHH were $36.0 million and $66.1 million, respectively at December 31, 2019, and $44.8 million and ($2.3) million, respectively, at December 31, 2018.

Dividends/Distributions

During 2019 and 2018, the Company received or accrued the following amounts from subsidiaries:

(In Thousands)
Date	Entity	Amount	Form	Asset Description
May 3, 2019	DLIH 2016	$25,000	Distribution	Cash
August 7, 2019	DLIH 2016	$5,000	Distribution	Cash
September 18, 2019	DLRC	$2,357	Ordinary dividend	Invested assets and cash
December 13, 2019	DLRC	$1,335	Extraordinary dividend	Cash
December 17, 2019	DLRC	$27,307	Return of capital	Invested assets and cash
December 31, 2019	DLIH 2016	$7,000	Distribution	Accrual
October 3, 2018	DLRC	$2,878	Ordinary dividend	Cash
December 10, 2018	Ellendale	$20,000	Distribution	Cash
December 18, 2018	DLNY	$20,312	Ordinary dividend	Cash
December 22, 2017	DLNY	$40,436	Ordinary dividend	Cash

Reinsurance-Related Agreements

During 2018, the Company had two reinsurance agreements with DLRC. Under one agreement, the Company cedes certain risks associated with the Company's variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the "VA Treaty"). Under the second agreement, the Company cedes a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the "FIA Treaty"). The VA Treaty and the FIA Treaty transferred hedging risks to DLRC, but did not transfer insurance risks. Both treaties were accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are accounted for as investment income (loss) on reinsurance deposit asset. The Company made changes in the hedging strategy during 2018 and certain hedges were excluded from or added to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

During 2019, the Company recaptured the FIA Treaty but maintained the VA Treaty as described above. DLRC, as reinsurer, consented to the recapture as required by the treaty. The recapture decreased both the reinsurance deposit asset and funds held under coinsurance associated with the FIA treaty by $724.4 million but had no effect on the surplus of the Company.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. "Investment expense (income) on funds held" represents amounts paid or received on hedging instruments that were ceded under the treaties, and for 2017 and 2016, ceded realized gains and losses on dispositions of hedging instruments. Beginning in 2018, the ceded realized gains and losses were reported in "Net realized capital gains (losses)".

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

"Investment income (expense) on funds held - unrealized" represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. "Investment income (loss) on reinsurance deposit asset" represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company's Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)			Treaty
			Impacts
		2019	2018	2017
Statements of Operations
Investment Income (Loss) on Reinsurance Deposit Asset		$(116,980)	$19,592	$(262,531)
Total Revenue		(116,980)	19,592	(262,531)
Investment Expense (Income) on Funds Held		(358,699)	123,723	(299,170)
Total Policyholder Benefits and Expenses		(358,699)	123,723	(299,170)
Net Realized Capital Gains (Losses)		83	(23,223)	—
Net (loss) income		241,802	(127,354)	36,639
Statements of Changes in Capital Stock and Surplus
Investment Income (Expense) on Funds Held - Unrealized		(241,802)	127,354	(36,639)
Net Change in Capital Stock and Surplus from
VA and FIA Treaties (excluding reinsurance fee)	$	— $	— $	—

In addition, the Company recognized a reinsurance deposit accounting asset of $371.0 million and $1,052.0 million at December 31, 2019 and 2018, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. ("Barbco"), an affiliate, under which it cedes risks associated with certain of the Company's in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company's in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2017, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. ("DLIAC") entered into a $40.0 million demand promissory note (the "DLIAC Note") with the Company. DLIAC's borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLIAC Note. In June 2019, the DLIAC Note was replaced with a new demand promissory note with the same terms and no commitment fee. There were no outstanding borrowings as of December 31, 2019 and 2018.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the "DLNY Note") with the Company. DLNY's borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. There were no outstanding borrowings as of December 31, 2019 and 2018.

As of December 31, 2019 and 2018, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas ("DBTCA"), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2019 and 2018 (the "Noteholders").

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2019, the Noteholders were as follows: Eisenhower LLC, EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Guggenheim Life and Annuity Company, Heritage Life Insurance Company, Midland National Life Insurance Company, Naismith LLC, North American Company for Life and Health Insurance, and Security Benefit Life Insurance Company.

The details of outstanding surplus notes at December 31, 2019 and 2018 were as follows (amounts in thousands):

						Interest Paid
					Principal/	Years Ended
Issue Date	Type	Rate	Maturity	Face Amount		December 31,
					Carrying Value	2019 and 2018
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563
				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder's ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company incurred $43.3 million of interest on the surplus notes for the years ended December 31, 2019, 2018 and 2017, respectively. Total interest paid from inception through December 31, 2019 was approximately $992.7 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest payments and the related accrual in the amount of $4.3 million at December 31, 2019 and 2018.

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Administrative Services Agreements

The Company has entered into various related-party agreements. The following agreements were in effect at December 31, 2019 and 2018:

The Company participates in the Group 1001 401(k) Savings Plan (the "401(k) Plan") (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualified under Section 401(k) of the Internal Revenue Code (the "IRC") and includes a retirement investment account feature (the "RIA") that qualifies under Section 401(a) of the IRC. The plan name change was effective January 1, 2019 when the sponsor was changed to Group 1001 Resources, LLC ("GOTO Resources") from Delaware Life Insurance Company. Expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.2 million, $2.3 million, and $2.1 million, respectively, for the years ended December 31, 2019, 2018 and 2017, of which $0.1 million was allocated to DLNY each of those years.

The Company has a management services agreement with DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $7.8 million, $9.4 million, and $8.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.4 million, and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon's business of supporting the wholesale distribution of the Company's variable insurance and annuity products. The Company also has a principal underwriter's agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.4 million, and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated under this agreement amounted to approximately $0.2 million for the years ended December 31, 2019, 2018 and 2017.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement were $0.6 million for each of the years ended December 31, 2019, 2018 and 2017.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies that includes DLNY, as described in Note 15.

The Company has an administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. ("DLOK"), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2019, 2018 and 2017.

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company has a services and resource sharing agreement between the Company and EHP, pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment, administrative, information technology and other support functions. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC ("GOTO Advisory"), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and CSHH pursuant to which the Company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a facilities use agreement between the Company and GOTO Resources dated January 1, 2019, pursuant to which the Company provides use of certain of its facilities to GOTO Resources. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and GOTO Resources, dated January 1, 2019, pursuant to which GOTO Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $85.4 million for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and Clear Spring Health Management Services, LLC ("CSHMS"), dated January 1, 2019, pursuant to which CSHMS provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $4.3 million for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and CSHMS, dated January 1, 2019, pursuant to which the Company provides certain services and resources to CSHMS, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has an administrative services agreement between the Company and Delaware Life Marketing, LLC ("DLM"), dated January 1, 2019, pursuant to which the Company agrees to provide certain services and use of facilities to DLM. The services relate to the business of DLM. The primary business of DLM is the distribution of the Company's annuity products and related activities. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has an amended and restated master agency agreement between the Company and DLM, dated January 1, 2019, pursuant to which DLM provides certain distribution and agent management services to the Company. Amounts allocated under this agreement amounted to approximately $11.8 million for the year ended December 31, 2019 and is included in commission expense in the Statutory Statement of Operations.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the "Sale Transaction"). In connection with the Sale Transaction, the Company's controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC ("GC") or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management,

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

LLC ("GPIM"), whereby GPIM provides investment management services for certain of the Company's investments. Expenses incurred under this agreement amounted to approximately $7.8 million, $5.8 million, and $4.2 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company had an investment services agreement with GPIM, which last payment for services was July 2018, whereby GPIM provided services to the Company with respect to certain General Account assets that GPIM did not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.2 million, and $2.9 million for the years ended, December 31, 2018 and 2017, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC ("GCREF"), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No expenses related to this agreement were incurred during 2019, 2018, or 2017.

The Company has a services agreement with Guggenheim Insurance Services, LLC ("GIS"), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $57.1 million, $65.5 million, and $58.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has a master agency agreement between the Company and Dunbarre Insurance Agency, LLC ("Dunbarre"), together with a related commission payment facility agreement and an assignment and assumption agreement, under which the Company authorized Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses incurred under this agreement amounted to approximately $11.1 million, $15.5 million, and $16.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has a limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC ("GIA"), pursuant to which GIA provides investment advisory services to the Company. Expenses incurred under this agreement amounted to $0.1 million the year ended December 31, 2019. The Company did not incur expenses under this agreement for the year end December 31, 2018.

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2019, 2018 and 2017.

The Company had $103.4 million and $12.9 million due from affiliates, $15.1 and $0 due to affiliates, and $1.9 million and $19.0 million included in general expenses due or accrued to other related parties as of December 31, 2019 and 2018, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis. The $103.4 million includes a $100.0 million capital contribution receivable from its Parent described in Note 21.

Other

As of December 31, 2019, the Company held two short-term investments from affiliates, Armstrong STF IV, LLC ("Armstrong") and Wright STF III, LLC ("Wright"), totaling $200.0 million. The Company recorded $0.6 million of investment income in 2019 related to these investments, and the average yield was 5.7%. During 2018, the Company held other affiliated short-term investments purchased in 2017 from Armstrong and Wright as well as Marcy STF I, LLC and DLM (formerly Redfield STF II, LLC) that matured in 2018 resulting in no gain. The Company recorded $9.1 million and $15.5 million of investment income on these investments in 2018 and 2017, respectively, and the average yields were 7.4% and 7.35% in 2018 and 2017, respectively.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

During 2018, the Company purchased a short-term investment from an affiliate, WPH Holdings II Parent LLC ("WPH") totaling $256.0 million, and disposed of $171.0 million and $85.0 million of this investment in 2019 and 2018, respectively, resulting in no gain. $10.0 million of the $85.0 million 2018 disposal was sold to Aureum Reinsurance Company, Ltd. ("ARC") as part of a related-party transaction. During 2019, the Company acquired a short-term investment from WPH totaling $202.5 million that matured in 2019 resulting in no gain. The Company recorded $23.3 million and $13.8 million of investment income related to these short-term investments in 2019 and 2018, respectively, and the average yields were 8.0% in both 2019 and 2018.

The Company acquired $93.6 million of bonds and $9.8 million of mortgages from affiliates in 2019, including the invested assets received from DLRC capital transactions noted above, and received proceeds of $71.1 million from affiliates. During 2018, the Company received bond proceeds of $2.5 million from affiliates. Gains recognized on the transactions in 2019 and 2018 were immaterial.

The Company purchased $17.2 million and $7.7 million of bonds and received proceeds of $5 million and $721.4 million from bond sales from parties related to or managed by GC in 2019 and 2018, respectively. No gains and losses were recognized by the Company on these transactions in 2019, but $13.3 million of gains were recognized in 2018.

At December 31, 2019 and 2018, the Company had investments in affiliates and parties related to or managed by Guggenheim Capital, LLC, Inc. as follows:

Affiliated Investments excluding Investments in Subsidiaries:
		December 31,
(In Thousands)	2019		2018

Short-Term Investments		$200,000	$171,000
Bonds		67,000	59,766
Preferred Stocks		255,000	255,000
Commercial Mortgage Loans		8,831	—
Total		$530,831	$485,766

Non - Affiliated Related Parties and Guggenheim Managed Investments:
(In Thousands)		December 31,
	2019		2018
Bonds		$879,267	$817,359
Commercial Mortgages Loans		—	2,534
Common Stocks		44,333	54,773
Other Invested Assets		22,580	43,495
Total		946,180	918,161

During 2018 and 2017, the Company's wholly-owned subsidiary, DL Service Holdings, LLC, held company-owned life insurance ("COLI") policies on the lives of key executives of the Company issued by EquiTrust Life Insurance Company ("ELIC"), a former related party. These policies were surrendered during 2018, and the Company received cash equal to the net cash surrender value of $78.3 million.

In 2014, the Company issued private placement variable universal life ("PPVUL") policies to ELIC through a subsidiary single member limited liability company, IDF IX, LLC. During 2018, ELIC surrendered the policies with a total value of $255.8 million, and the Company demanded repayment of $182.4 million of related policy loans,

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

including capitalized interest. In December 2018, prior to the settlement of the surrender and related policy loans, ELIC sold its rights to the cash surrender value of the PPVUL policies and its obligations of the related policy loans to an external party. As a result of the sale and subsequent settlement transactions, the Company exchanged the PPVUL policies for funding agreements at the same total value and received $166.2 million of corporate term loans and $16.2 million of cash to extinguish the policy loan debt assumed by the external party.

Guarantees

The Company, as successor to Keyport Life Insurance Company ("Keyport"), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company ("KBL") arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company's wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2019 and December 31, 2018 was approximately $193.0 million, and $207.9 million, respectively. At December 31, 2019 and 2018, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts ("MVA Contracts") issued by DLNY which include the option to earn a guaranteed fixed return for specified periods ("Guarantee Period"). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the "SEC"). Under the SEC's rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company's guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.3 million and $6.8 million at December 31, 2019 and 2018, respectively. There is no liability accrued for this guaranty.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. ("ML Pro") and certain affiliates of ML Pro (collectively, the "Guaranteed Parties") by certain subsidiaries of the Company that may be added to the guaranty (collectively, the "ML Customers"), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires February 2021. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $0.2 million as of December 31, 2019.

Pursuant to a Letter of Credit Facility Agreement between the Company and CSP&C, the Company was issued a $12.0 million irrevocable letter of credit effective September 30, 2019 by the Federal Home Loan Bank of Indianapolis (the "FHLB") on behalf of an unrelated party, and CSP&C pays the Company a facility fee.

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

3.BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company's bonds and preferred stocks were as follows:

December 31, 2019

(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
Bonds:	Value	Gains	Losses	Fair Value

U.S. Governments	$525,871	$999	$(77)	$526,793
All Other Governments	11,434	505	(46)	11,893
U.S. States, Territories and	4,581	105	(15)	4,671
Possessions (Direct and Guaranteed)
U.S. Special Revenue and Special Assessment
Obligations and all Non-Guaranteed Obligations
of Agencies and Authorities of Governments	679,789	17,299	(1,886)	695,202
and Their Political Subdivisions
Industrial and Miscellaneous (Unaffiliated)	9,456,225	189,308	(81,190)	9,564,343
Hybrid Securities	171,443	11,366	(516)	182,293
Bond - Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	39	(20)	1,829
Total Bonds	$10,918,153	$219,621	$(83,750)	$11,054,024

Preferred Stocks	$769,767	$5,487	$(350)	$774,904

		December 31, 2018
(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$265,444	$163	$(1,577)	$264,030
All Other Governments	12,905	34	(260)	12,679
U.S. States, Territories and	3,732	35	(5)	3,762
Possessions (Direct and Guaranteed)
U.S. Special Revenue and Special
Assessment Obligations and all Non-
Guaranteed Obligations of Agencies and
Authorities of Governments and Their Political	254,762	5,096	(2,165)	257,693
Subdivisions
Industrial and Miscellaneous (Unaffiliated)	9,384,291	43,610	(355,599)	9,072,302
Hybrid Securities	167,960	1,432	(9,172)	160,220
SVO Identified Exchange Traded Funds	408,611	—	(31,727)	376,884
Total Bonds	$10,497,705	$50,370	$(400,505)	$10,147,570

Preferred Stocks	$566,677	$3,061	$(938)	$568,800

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2019
(In Thousands)	Statement	Estimated
	Value	Fair Value
Due in one year or less	$142,075	$142,771
Due after one year through five years	2,275,165	2,307,066
Due after five years through ten years	2,735,234	2,781,359
Due after ten years	2,218,025	2,286,797
SVO Identified Exchange Traded Funds	1,810	1,830
Total before asset and mortgage-backed securities	7,372,309	7,519,823
Asset and mortgage-backed securities	3,545,844	3,534,201
Total	$10,918,153	$11,054,024

Proceeds from sales and maturities of investments in bonds and preferred stock during 2019, 2018 and 2017, were $6.7 billion, $4.4 billion, and $8.0 billion, including non-cash transactions of $366.7 million, $375.4 million, and $195.8 million, respectively; gross gains were $66.4 million, $41.4 million, and $63.6 million respectively; and gross losses were $34.8 million, $77.2 million, and $22.9 million, respectively.

The Company had unfunded commitments for future fixed income fundings of $1,134.9 million and $1,083.7 million as of December 31, 2019 and 2018 respectively.

Bonds included above with a statement value of approximately $5.2 million for the years ended December 31, 2019 and 2018 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 96.7% and 97.8% of the Company's total bonds as of December 31, 2019, and 2018, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. Aportion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company's preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities ("LBSS") in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2019, 2018 and 2017 on LBSS held as of December 31, 2019, 2018 and 2017, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer's ability to meet current and future interest and principal payments, an evaluation of the issuer's financial position and its near-term recovery prospects, difficulties being experienced by an issuer's parent or affiliate, and management's assessment of the outlook for the issuer's sector. In making these evaluations, the asset valuation committee exercises considerable judgment. Based on the Asset Valuation Committee's evaluation, issues or issuers are considered for inclusion on one of the Company's following credit lists:

"Monitor List" - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

"Watch List" - There is a preponderance of likelihood that either interest or principal will not be received according to the committee's expectations and may result in an impairment or write-offs.

"Impaired List" - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company's Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2019, 2018 and 2017, the Company incurred write-downs of bonds totaling $0, $5.8 million, and $27.9 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management's evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer's financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management's evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31,

2019 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more				Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
Bonds:	#	Value	Losses	#	Value	Losses	#	Value	Losses

U.S. Governments	3	$405,016	$(77)	—	$—	$—	3	$405,016	$(77)
All Other Governments	1	102	(1)	1	4,218	(45)	2	4,320	(46)
U.S. States, Territories and
Possessions (Direct and	2	2,985	(15)	—	—	—	2	2,985	(15)
Guaranteed)
U.S. Special Revenue and
Special Assessment Obligations
and all Non-Guaranteed
Obligations of Agencies and
Authorities of Governments and	29	220,710	(1,881)	3	389	(6)	32	221,099	(1,887)
Their Political Subdivisions
Industrial and Miscellaneous	111	1,399,329	(19,048)	86	971,377	(62,141)	197	2,370,706	(81,189)
(Unaffiliated)
Hybrid Securities	2	5,418	(313)	2	5,259	(203)	4	10,677	(516)
SVO Identified Exchange Traded	—	—	—	1	827	(20)	1	827	(20)
Funds
Total Bonds	148	$2,033,560	$(21,335)	93	$982,070	$(62,415)	241	$3,015,630	$(83,750)

Preferred Stocks	3	$99,616	$(350)	—	$—	$—	3	$99,616	$(350)

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31,

2018 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more				Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
Bonds:	#	Value	Losses	#	Value	Losses	#	Value	Losses

U.S. Governments	2	$4,891	$(82)	3	$256,308	$(1,495)	5	$261,199	$(1,577)
All Other Governments	2	250	(3)	3	10,906	(257)	5	11,156	(260)
U.S. States, Territories and
Possessions (Direct and	2	2,251	(5)	—	—	—	2	2,251	(5)
Guaranteed)
U.S. Special Revenue and
Special Assessment Obligations
and all Non-Guaranteed
Obligations of Agencies and
Authorities of Governments and	20	22,053	(436)	24	67,120	(1,729)	44	89,173	(2,165)
Their Political Subdivisions
Industrial and Miscellaneous	894	4,194,663	(167,435)	218	1,587,043	(188,163)	1,112	5,781,706	(355,598)
(Unaffiliated)
Hybrid Securities	28	91,258	(6,000)	5	36,135	(3,173)	33	127,393	(9,173)
SVO Identified Exchange Traded	—	—	—	3	376,884	(31,727)	3	376,884	(31,727)
Funds
Total Bonds	948	$4,315,366	$(173,961)	256	$2,334,396	$(226,544)	1,204	$6,649,762	$(400,505)

Preferred Stocks	3	$40,000	$(938)	—	$—	$—	3	$40,000	$(938)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.0 million as of December 31, 2019. This amount represented approximately one-tenth of a percent of the Company's total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company's overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value	Fair Value
		(excluding interest)
Residential Mortgage Backed Securities $	952	$952	$1,003
	$952	$952	$1,003

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.4 million as of December 31, 2018. This amount represented approximately one-tenth of a percent of the Company's total invested assets. The Company's overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value	Fair Value
		(excluding interest)
Residential Mortgage Backed Securities $	864	$864	$915
Structured Securities	500	500	504
	$1,364	$1,364	$1,419

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

5 GI Securities

The Company's overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

	Number of 5 GI Securities		Aggregate Book Adjusted		Aggregate Fair Value
Carry Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	—	1	$	— $	1	$	— $	2
Preferred	1	—		$255,000	$—		$255,000	$—
Stock
Total	1	1		$255,000	$1		$255,000	$2

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management's judgment, the mortgage loan's value is impaired, appropriate losses are recorded.

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table shows the geographical distribution of the statement value of the Company's mortgage loan portfolio as of December 31, 2019 and 2018 (in thousands):

	2019	2018
Alabama	$3,143	$3,331
Arizona	9,854	2,352
California	132,444	73,401
Colorado	16,515	17,187
Connecticut	10,925	10,925
Florida	21,016	130
Georgia	10,927	10,813
Idaho	963	1,438
Illinois	25,000	48,523
Kansas	8,050	13,300
Kentucky	1,652	1,744
Louisiana	400	577
Maine	—	2,534
Massachusetts	5,684	979
Michigan	7,669	7,669
Minnesota	—	4,322
Missouri	493	—
Mississippi	—	2,567
New Jersey	3,690	5,426
New Mexico	3,849	4,125
New York	220,294	291,638
North Carolina	45,480	6,972
Nevada	15,610	—
Ohio	3,024	4,148
Oregon	5,872	5,202
Pennsylvania	5,478	3,011
South Carolina	20,010	1,535
Texas	8,010	7,323
Utah	3,133	3,549
Virginia	1,731	1,252
Washington	2,947	1,656
Wisconsin	2,923	43
Great Britain	12,057	8,995
General allowance for loan loss	(2,460)	(2,460)
Total Mortgage Loans on Real Estate	$606,383	$544,207

The Company had $91.6 million and $79.8 million of outstanding mortgage loan commitments on real estate as of December 31, 2019 and December 31, 2018 respectively.

The Company originated 59 mortgage loans and made additional investments after acquisition with a total cost of $299.5 million during the year ended December 31, 2019 with rates ranging from 4.59% to 7.18%. The Company originated nine mortgage loans and made four additional investments after acquisition with a total cost of $131.7 million during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%, and eighteen mortgage

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%. During the years ended December 31, 2019, 2018 and 2017, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property's value at the time the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan's effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan's effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2019 and 2018. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2019 and 2018. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2019 and 2018, the Company individually and collectively evaluated loans with a gross carrying value of $608.8 million and $546.7 million, respectively.

As of December 31, 2019 and 2018, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2019 and 2018.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2019
Recorded Investment
Current	$—	$—	$—	$—	$ 608,843	$—	$ 608,843
December 31, 2018
Recorded Investment
Current	$—	$—	$—	$—	$ 546,667	$—	$ 546,667

The Company did not have any mortgages accruing interest more than 90 days past due or with reduced interest during 2019 or 2018.

The Company did not have any investments in impaired loans during 2019 or 2018.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Allowance for Credit Losses:

(In Thousands)

Balance at Beginning of Period

Additions Charged to Operations

Recoveries of Amounts Previously Charged Off  Balance at End of Period

2019           2018

$2,460      $ 2,460

——

——

$2,460      $ 2,460

The following table provides an aging of commercial mortgage loans as of December 31, 2019 and 2018, based on the recorded investment net of allowances for credit losses:

(In Thousands)
	2019		2018
Current		$608,843	$546,667
Total Allowance for Loan Loss		(2,460)	(2,460)
Total Mortgage Loans on Real Estate		$606,383	$544,207

The credit quality of the Company's mortgage loans is assessed by the debt service coverage ratio ("DSC") and loan to value ratio ('LTV"). The following table shows the recorded gross investment of the Company's mortgage loans aggregated by LTV and DSC as of December 31, 2019 and 2018.

		2019
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$147,090	$197,269	$60,425	$ 404,784
60%-69.99%	33,050	11,569	37,700	82,319
70%-79.99%	1,265	95,262	25,213	121,740
80% or greater	—	—	—	—
Total	$181,405	$304,100	$123,338	$ 608,843

		2018
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$188,015	$106,091	$87,531	$ 381,637
60%-69.99%	41,239	17,669	32,500	91,408
70%-79.99%	—	—	73,622	73,622
80% or greater	—	—	—	—
Total	$229,254	$123,760	$193,653	$ 546,667

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

5.REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONSACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company's internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company's other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)Type of Repurchase Trades Used

		1	2	3	4
		FIRST	SECOND	THIRD	FOURTH
a.	Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b.	Tri-Party (YES/NO)	No	No	No	No

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(3) Original (Flow) & Residual Maturity

(In Thousands)		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Open - No Maturity	$25,000	$25,000	$25,000	$25,000
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	—	—	—	—
5.	> 1 Month to 3 Months	—	—	—	—
6.	> 3 Months to 1 Year	—	—	—	—
7.	> 1 Year	—	—	—	—
b. Ending Balance
1.	Open - No Maturity	$25,000	$25,000	$25,000	$25,000
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	—	—	—	—
5.	> 1 Month to 3 Months	—	—	—	—
6.	> 3 Months to 1 Year	—	—	—	—
7.	> 1 Year	—	—	—	—

(4)Counter Party, Jurisdiction and Fair Value (FV) Not applicable

(5)Securities "Sold" Under Repurchase - Secured Borrowing

(In Thousands)			FIRST		SECOND		THIRD		FOURTH
			QUARTER		QUARTER		QUARTER		QUARTER
a. Maximum Amount
1.	BACV		XXX		XXX		XXX		XXX
2.	Nonadmitted -		XXX		XXX		XXX		XXX
	Subset of BACV
		$		$		$		$
3.	Fair Value		26,745		27,667		26,314		25,425
b. Ending Balance
1.	BACV		$26,726		$26,731		$25,788		$25,086
2.	Nonadmitted -		XXX		XXX		XXX		XXX
	Subset of BACV
3.	Fair Value		26,745		27,667		26,314		25,425

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(6)Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)		NONE	NAIC 1	NAIC 2		NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$	— $	21,829	$3,257	$	— $	— $	— $	— $	—
Bonds - FV		—	22,114	3,311		—	—	—	—	—
LB & SS - BACV		—	—	—		—	—	—	—	—
LB & SS - FV		—	—	—		—	—	—	—	—
Preferred Stock - BACV		—	—	—		—	—	—	—	—
Preferred Stock - FV		—	—	—		—	—	—	—	—
Common Stock		—	—	—		—	—	—	—	—
Total Assets - BACV		—	21,829	3,257		—	—	—	—	—
Total Assets - FV		—	22,114	3,311		—	—	—	—	—

(7)Collateral Received - Secured Borrowing

(In Thousands)			FIRST	SECOND	THIRD	FOURTH
			QUARTER	QUARTER	QUARTER	QUARTER
Maximum Amount
1.	Cash	$	— $	— $	— $	—
2.	Securities (FV)		26,745	27,667	26,314	25,425
Ending Balance
1.	Cash	$	— $	— $	— $	—
2.	Securities (FV)		26,745	27,667	26,314	25,425

(8)Cash & Non Cash Collateral Received - Secured Borrowing by NAIC Designation

	(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash		$ — $	— $	— $	— $	— $	— $	— $	—
b. Bonds - FV		—	25,425	—	—	—	—	—	—
c. LB & SS - FV		—	—	—	—	—	—	—	—
d. Preferred Stock - FV		—	—	—	—	—	—	—	—
e. Common Stock		—	—	—	—	—	—	—	—
f.	Mortgage Loans - FV	—	—	—	—	—	—	—	—
g.	Real Estate - FV	—	—	—	—	—	—	—	—
h.	Derivatives - FV	—	—	—	—	—	—	—	—
i.	Other Invested Assets - FV	—	—	—	—	—	—	—	—
j.	Total Collateral Assets - FV	—	25,425	—	—	—	—	—	—
(Sum of a through i)

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(9)Allocation of Aggregate Collateral by Remaining Contractual Maturity

	(in Thousands)	FAIR
VALUE
a.	Overnight and Continuous	$—
b.	30 Days or Less	—
c.	31 to 90 Days	—
d.	> 90 Days	25,425

(10)Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity Not applicable

(11)Liability to Return Collateral - Secured Borrowing (Total) Not applicable

REVERSE REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company's decision to do so will be dependent on the Company's liquidity needs and their assessment of the counterparty and collateral's performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company's discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

(2) Type of Repurchase Trades Used

		1	2	3	4
		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a.	Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b.	Tri-Party (Yes/No)	No	No	No	No

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

3) Original (Flow) & Residual Maturity

(In Thousands)		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Open - No Maturity	$—	$—	$—	$—
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	34,000	10,599	7,670	—
5.	> 1 Month to 3 Months	11,175	20,014	18,844	7,074
6.	> 3 Months to 1 Year	334,909	309,909	299,909	334,909
7.	> 1 Year	25,000	25,000	25,000	—
b. Ending Balance
1.	Open - No Maturity	$—	$—	$—	$—
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	34,000	9,434	7,670	—
5.	> 1 Month to 3 Months	11,175	10,000	—	5,880
6.	> 3 Months to 1 Year	300,909	299,909	201,909	334,909
7.	> 1 Year	—	25,000	25,000	—

(4)Counter Party, Jurisdiction and Fair Value (FV) Not applicable

(5)Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

(In Thousands)	FIRST	SECOND	THIRD	FOURTH
	QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum	$428,269	$425,911	$424,095	$421,503
Amount
b. Ending	426,630	424,453	287,249	420,011
Balance

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(6) Securities Acquired Under Repurchase - Secured Borrowing by NAIC Designation

	1	2	3	4	5	6	7	8
(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	NONADMITTED
Bonds - FV	$394,736	$25,275	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets -	—	—	—	—	—	—	—	—
FV
Total Assets	$394,736	$25,275	$—	$—	$—	$—	$—	$—

(7)Collateral Pledged - Secured Borrowing Not applicable

(8)Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity Not applicable

(9)Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity Not applicable

(10)Recognized Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

6.INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

		Years Ended December 31,
	2019		2018	2017
(In Thousands)
Realized Gains (Losses):
Bonds		$31,542	$(41,605)	$12,901
Preferred Stocks		8	23	(46)
Common Stocks		3,530	566	—
Mortgage Loans		48	374	(57)
Cash, Cash Equivalents and Short-term Investments		—	—	155
Other Invested Assets		4,154	(54,476)	(590)
Other Hedging Investments		—	—	—
Derivative Instruments		88,153	16,576	27,896
Reinsurance Realized Gains (Losses)		83	(23,223)	—
Realized Capital Gains/(Losses) - other		(78,176)	—	—
Subtotal		49,342	(101,765)	40,259
Capital Gains Tax Expense		10,362	—	8,105
Net Realized Gains (Losses)		38,980	(101,765)	32,154
Losses (Gains) Transferred to IMR (Net of Taxes)		$(34,440)	$91,199	$(8,109)
Total		$4,540	$(10,566)	$24,045

	Years Ended December 31,
	2019	2018	2017
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses)
Net of Deferred Income Tax:
Bonds	$(163)	$(38)	$(77)
Common Stocks of Non-affiliates	(7,791)	(2,144)	(1,473)
Common Stocks of Affiliates	45,453	(14,004)	(33,845)
Preferred Stocks	(41)	77,368	—
Derivative Instruments	101,770	(72,222)	26,171
Other Hedging Investments	67,196	(26,744)	7,694
Other Invested Assets	60,980	(68,093)	(115,335)
Unrealized Capital Gains/(Losses) - Other	78,176	—	—
Tax Rate change impact	—	—	21,140
Total	$345,580	$(105,877)	$(95,725)

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The deferred tax (benefit) reflected in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($41.5) million, $26.6 million, and ($21.6) million at December 31, 2019, 2018 and 2017, respectively.

In 2015, the Company implemented a public bond trading strategy which resulted in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7 million, respectively, for the year ended December 31, 2018, and $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017. The public bond strategy was discontinued and no related transactions occurred during 2019. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.3 million and $9.0 million for the years ended 2018 and 2017, respectively.

7. NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Bonds (Unaffiliated)	$577,949	$426,102	$359,474
Bonds (Affiliated)	2,634	—	—
Preferred Stocks (Unaffiliated)	46,447	21,777	14,351
Preferred stocks (affiliated)	15,826	—	—
Common Stocks (Unaffiliated)	10,307	13,033	23,086
Common Stocks (Affiliated)	3,693	23,190	40,436
Mortgage Loans	40,928	36,349	27,277
Contract Loans	17,535	28,459	29,563
Cash, Cash Equivalents and Short-term Investments	72,290	65,998	47,434
Derivative Instruments	(348,490)	133,172	(285,985)
Other Invested Assets	58,573	43,933	27,054
Other Investment Income	3,726	—	—
Gross Investment Income	501,418	792,013	282,690
Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(31,246)	(29,586)	(34,729)
Net Investment Income	$426,912	$719,167	$204,701

The Company's policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2019 and 2018.

8.DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company's fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities,

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

as well as the guaranteed minimum death and living benefit features of the Company's variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange ("FX") rates.

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new FIA products with OTC options utilizing the Cash Return on Capital Invested, Sector III, and MAA indices. Fair value change in the options embedded within the policies are recorded in income. The OTC options were designated as fair value hedges with changes in fair value also recorded in income through September 30, 2018. On October 1, 2018, the Company elected to discontinue hedge accounting and de-designate the options and offsetting liabilities as hedge pairs. As a result, changes in the fair value of these options from October 1, 2018 to December 31, 2018 were recorded as unrealized losses in surplus. As described further in Note 2, in January 2019, the Company transferred equity options related to the FIA hedging program to DLIH 2016.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2019 and 2018, the Company pledged $150.9 million and $208.1 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2019 and 2018, counterparties pledged to the Company $234.2 million and $144.4 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows:

		Outstanding at
		December 31, 2019
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$5,842,202	$219,118	$—	$219,118
Currency Swaps	9,459	892	—	892
FX Forwards	29,900	90	—	90
Payor Swaptions	800,000	55	7,890	(7,835)
Total	$6,681,561	$220,155	$7,890	$212,265

		Outstanding at
		December 31, 2018
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$4,478,512	$9,315	$—	$9,315
Currency Swaps	152,157	25,594	—	25,594
Credit Default Swaps	30,500	1,420	1,622	(202)
FX Forwards	4,216	91	—	91
Payor Swaptions	800,000	863	7,890	(7,027)
Equity Index Options	1,699,337	147,679	84,957	62,722
Total	$7,164,722	$184,962	$94,469	$90,493

At December 31, 2019 and 2018, open futures contracts had a notional value of $1,621.8 million and $2,232.6 million and a fair value of ($2.4) million and ($11.8) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions ("RSATs") which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2019 or 2018.

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $245.6 million and $247.0 million at December 31, 2019 and 2018, respectively.

The Company ceded certain risks during 2019 and 2018 to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company's individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2019, premiums ceded under the treaty were $156.0 million, and benefits ceded (including policy surrenders) were $1.6 billion. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $1.9 billion.

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Premiums and Annuity Considerations:
Direct	$2,616,422	$2,735,942	$2,079,789
Ceded - Affiliated	(28,989)	(22,573)	(29,101)
Ceded - Non-affiliated	(175,149)	(13,027,440)	(17,295)
Net Premiums and Annuity Considerations	$2,412,284	$(10,314,071)	$2,033,393
Insurance and Other Individual Policy Benefits and Claims:

Direct	890,010	862,511	806,146
Assumed - Non-affiliated	6,584	4,214	4,182
Ceded - Affiliated	(29,416)	(22,493)	(26,772)
Ceded - Non-affiliated	(409,260)	(411,682)	(25,515)
Net Policy Benefits and Claims	$457,918	$432,550	$758,041

10. RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2019 and 2018, the Company had $9.5 million and $10.9 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.0 million and $3.1 million as of December 31, 2019 and 2018, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, there were no significant reserve changes as of December 31, 2019 and 2018.

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

11.WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2019

A. INDIVIDUAL ANNUITIES

		Separate	Separate
	General	Account		Total
(In Thousands)		with	Account		% of Total
	Account	Guarantees	Nonguaranteed	12/31/2019

1Subject to Discretionary Withdrawal:

	a	With Market Value	$9,647,895	$269,928	$—	$9,917,823	76.244%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	946,115	—	—	946,115	7.273%
		More
	d	At Fair Value	—	—	746,664	746,664	5.740%
	d	Total with Adjustment or at	10,594,010	269,928	746,664	11,610,602	89.257%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	1,092,112	—	—	1,092,112	8.396%
		Adjustment)
2	Not Subject to Discretionary		272,214	—	33,079	305,293	2.347%
	Withdrawal
3	Total (Gross: Direct and Assumed)		11,958,336	269,928	779,743	13,008,007	100.000%
4	Reinsurance Ceded		42,837	—	—	42,837
5	Total (Net)		$11,915,499	$269,928	$779,743	$12,965,170
	Amount included in A(1)b above that

	will move to A(1)e in the year after
6	the statement date.		$2,055	$—	$—	$2,055

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

B. GROUP ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2019
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$151,300	$—	$151,300	1.446%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1	—	—	1	—%
		More
	c	At Fair Value	—	—	10,029,726	10,029,726	95.887%
	d	Total with Adjustment or at	$1	$151,300	$10,029,726	$10,181,027	97.333%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	39,702	—	—	39,702	0.380%
		Adjustment)
2	Not Subject to Discretionary		239,236	—	—	239,236	2.287%
	Withdrawal
3	Total (Gross: Direct and		$278,939	$151,300	$10,029,726	$10,459,965	100.000%
	Assumed)
4	Reinsurance Ceded		—	—	—	—
5	Total (Net)		$278,939	$151,300	$10,029,726	$10,459,965
	Amount included in B(1)b above
	that will move to B(1)e in the
6	year after the statement date.		$—	$—	$—	$—

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

C. DEPOSIT-TYPE CONTRACTS

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2019
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$—	$—	$—	—%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	—	—	—	—	—%
		More
	c	At Fair Value	—	—	288,617	288,617	30.039%
	d	Total with Adjustment or at	$—	$—	$288,617	$288,617	30.039%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	—	—	—	—	—%
		Adjustment)
2	Not Subject to Discretionary		672,205	—	—	672,205	69.961%
	Withdrawal
3	Total (Gross: Direct and Assumed)		$672,205	$—	$288,617	$960,822	100.000%
4	Reinsurance Ceded		360	—	—	360
5	Total (Net)		$671,845	$—	$288,617	$960,462
	Amount included in C(1)b above
	that will move to C(1)e in the year
6	after the statement date.		$—	$—	$—	$—

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

December 31, 2018

A. INDIVIDUAL ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$8,024,252	$326,391	$—	$8,350,643	71.995%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1,052,278	—	—	1,052,278	9.072%
		More
	c	At Fair Value	—	—	675,896	675,896	5.827%
	d	Total with Adjustment or at	9,076,530	326,391	675,896	10,078,817	86.894%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	1,227,772	—	—	1,227,772	10.585%
		Adjustment)
2	Not Subject to Discretionary		268,068	—	24,345	292,413	2.521%
	Withdrawal
3	Total (Gross: Direct +Assumed)		10,572,370	326,391	700,241	11,599,002	100.000%
4	Reinsurance Ceded		36,258	—	—	36,258
5	Total (Net)		$10,536,112	$326,391	$700,241	$11,562,744
	Amount included in A(1)b above
	that will move to A(1)e in the year
6	after the statement date.		$4,275	$—	$—	$4,275

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

B. GROUP ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$140,925	$—	$140,925	1.388%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1	—	—	1	—%
		More
	c	At Fair Value	—	—	9,717,079	9,717,079	95.696%
	e	Total with Adjustment or at	1	140,925	9,717,079	9,858,005	97.084%
		Market Value
		At Book Value Without
		Adjustment
		(Minimal or no Charge or	40,923	—	—	40,923	0.403%
		Adjustment)
2	Not Subject to Discretionary		255,126	—	—	255,126	2.513%
	Withdrawal
3	Total (Gross: Direct +Assumed)		296,050	140,925	9,717,079	10,154,054	100.000%
4	Reinsurance Ceded		—	—	—	—
5	Total (Net)		$296,050	$140,925	$9,717,079	$10,154,054
	Amount included in B(1)b above
6	that will move to B(1)e in the		$—	$—	$—	$—
	year after the statement date.

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

C. DEPOSIT-TYPE CONTRACTS

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$—	$—	$—	—%
		Adjustment
		At Book Value Less Current
		Surrender Charge of 5% or	—	—	—	—	—%
	b More
	c	At Fair Value	—	—	278,290	278,290	36.882%
	d	Total with Adjustment or at	—	—	278,290	278,290	36.882%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	—	—	—	—	—%
		Adjustment)
2	Not Subject to Discretionary		476,260	—	—	476,260	63.118%
	Withdrawal
3	Total (Gross: Direct +Assumed)		476,260	—	278,290	754,550	100.000%
4	Reinsurance Ceded		388	—	—	388
5	Total (Net)		$475,872	$—	$278,290	$754,162
	Amount included in C(1)b above
6	that will move to C(1)e in the		$—	$—	$—	$—
	year after the statement date.

12. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products were as follows:

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

December 31, 2019				General Account		Separate Account - Guaranteed and
							Nonguaranteed
	(In Thousands)		Account	Cash Value	Reserve	Account Value	Cash Value	Reserve
			Value
	Subject to discretionary withdrawal,
A. surrender values, or policy loans:
	(1)	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	(2)	Universal Life	45,937	45,989	47,443	—	—	—
	(3)	Universal Life with Secondary	—	—	—	—	—	—
		Guarantees
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with	—	—	—	—	—	—
		Secondary Guarantees
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value	—	—	—	—	—	—
		Life Insurance
	(8)	Variable Life	16,884	16,884	16,884	43,974	44,596	44,596
	(9)	Variable Universal Life	406,603	414,076	413,560	7,555,852	7,555,852	7,551,874
	(10)	Miscellaneous Reserves	794,871	794,602	796,015	—	—	—
B.	Not subject to discretionary withdrawal or
	not cash values
	(1)	Term Policies with Cash Value	XXX	XXX	282	XXX	XXX	—
	(2)	Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
	(3)	Disability - Active Lives	XXX	XXX	8	XXX	XXX	—
	(4)	Disability - Disabled Lives	XXX	XXX	467	XXX	XXX	—
	(5)	Miscellaneous Reserves	XXX	XXX	19,403	XXX	XXX	—
C. Total (gross: direct + assumed)			1,264,295	1,271,551	1,294,063	7,599,826	7,600,448	7,596,470
D. Reinsurance Ceded			285,848	287,986	309,869	—	—	—
E.	Total (net) (C)- (D)		$978,447	$983,565	$984,194	$7,599,826	$7,600,448	$7,596,470

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

December 31, 2018				General Account		Separate Account - Guaranteed and
							Nonguaranteed
	(In Thousands)		Account	Cash Value	Reserve	Account Value	Cash Value	Reserve
			Value
	Subject to discretionary withdrawal,
A. surrender values, or policy loans:
	(1)	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	(2)	Universal Life	48,304	48,361	49,841	—	—	—
	(3)	Universal Life with Secondary	—	—	—	—	—	—
		Guarantees
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with	—	—	—	—	—	—
		Secondary Guarantees
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value	—	—	—	—	—	—
		Life Insurance
	(8)	Variable Life	17,589	17,589	17,589	37,632	37,632	37,632
	(9)	Variable Universal Life	417,685	429,022	432,347	7,343,456	7,343,456	7,338,105
	(10)	Miscellaneous Reserves	826,921	826,267	827,789	—	—	—
B.	Not subject to discretionary withdrawal or
	not cash values
	(1)	Term Policies with Cash Value	XXX	XXX	260	XXX	XXX	—
	(2)	Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
	(3)	Disability - Active Lives	XXX	XXX	3	XXX	XXX	—
	(4)	Disability - Disabled Lives	XXX	XXX	508	XXX	XXX	—
	(5)	Miscellaneous Reserves	XXX	XXX	22,691	XXX	XXX	—
C. Total (gross: direct + assumed)			1,310,499	1,321,239	1,351,029	7,381,088	7,381,088	7,375,737
D. Reinsurance Ceded			287,165	291,420	313,064	—	—	—
E.	Total (net) (C)- (D)		$1,023,334	$1,029,819	$1,037,965	$7,381,088	$7,381,088	$7,375,737

13. SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in "Aggregate reserve for the life contracts" in the Company's Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company's Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•Variable Life

•Variable Annuity

•MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company's General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of "legally insulated" vs. "not legally insulated" is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $20,832.3 million and $21,177.8 million as of December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, the Company's Separate Account statements, included legally insulated assets of $20,321.9 million and $20,542.8 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2019 were attributed to the following products:

Product	Legally Insulated	Not - Legally	Total
	Assets	Insulated Assets
(In Thousands)
Variable Life	$9,103,259	$—	$9,103,259
Variable Annuity	11,218,651	—	11,218,651
MVA Annuity	—	510,398	510,398
Total	$20,321,910	$510,398	$20,832,308

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of "Net transfers (from) or to Separate Accounts net of reinsurance." The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $18,694.6 million and $18,071.3 million of non-guaranteed Separate Account reserves and $421.2 million and $467.3 million of guaranteed Separate Account reserves as of December 31, 2019 and 2018, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $171.8 million, $179.3 million, and $206.1 million were received by the General Account from the Separate Accounts during the years ended December 31, 2019, 2018 and 2017, respectively.

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

For the years ended December 31, 2019, 2018 and 2017, the Company's General Account paid $69.8 million, $62.9 million, and $84.0 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2019 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguarantee
	Less than/	Separate
	Equal to 4%	Accounts	Total
Premiums, Considerations or
Deposits for Year Ended 12/31/2019	$26,357	$190,962	$217,319
Reserves at 12/31/2019
For Accounts with Assets at:
Fair Value	156,589	18,694,557	18,851,146
Amortized Cost	264,640	—	264,640
Total Reserves	$421,229	$18,694,557	$19,115,786
By Withdrawal Characteristics:

With Market Value Adjustment	$421,229	$—	$421,229
At Fair Value	—	18,661,478	18,661,478
Subtotal	421,229	18,661,478	19,082,707
Not Subject to Discretionary	—	33,079	33,079
Withdrawal
Total	$421,229	$18,694,557	$19,115,786

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

An analysis of the Separate Account reserves as of December 31, 2018 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, Considerations or
Deposits for Year Ended 12/31/2018	$11,608	$186,607	$198,215
Reserves at 12/31/2018
For Accounts with Assets at:
Fair Value	147,437	18,071,347	18,218,784
Amortized Cost	319,879	—	319,879
Total Reserves	$467,316	$18,071,347	$18,538,663
By Withdrawal Characteristics:

With Market Value Adjustment	$467,316	$—	$467,316
At Fair Value	—	18,047,002	18,047,002
Subtotal	467,316	18,047,002	18,514,318
Not Subject to Discretionary	—	24,345	24,345
Withdrawal
Total	$467,316	$18,071,347	$18,538,663

Below is the reconciliation of "Net Transfers (from) or to Separate Accounts net of reinsurance" in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Transfers to Separate Accounts	$217,318	$198,215	$152,254
Transfers (from) Separate Accounts	(1,831,011)	(2,468,733)	(2,172,432)
Net Transfers (from) Separate Accounts
net of reinsurance in the Statement of	$(1,613,693)	$(2,270,518)	$(2,020,178)
Operations

14. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Financial assets and liabilities recorded at fair value in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•Quoted prices for similar assets or liabilities in active markets,

•Quoted prices for identical or similar assets or liabilities in non-active markets,

•Inputs other than quoted market prices that are observable, and

•Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's assets and liabilities measured at fair value were classified by these levels as of December 31,

2019 as follows:

(In Thousands)

Description for Each Class of Asset or				Net Asset
	Level 1	Level 2	Level 3	Value	Total
Liability				("NAV")
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,654	$166,214	$—	$167,868
Bonds - Unaffiliated (b)					—
Asset-backed Securities	—	—	862	—	862
Industrial and Miscellaneous	—	1	—	—	1
Derivative Assets (d)					—
Interest Rate Contracts	229,582	94,771	—	—	324,353
Equity Contracts	779		—	—	779
Foreign Exchange Contracts	—	982	—	—	982
Separate Accounts Assets (c) (e)	12,672,123	6,338,379	274,378	181,390	19,466,270
Total Assets at Fair Value	$12,902,484	$6,435,787	$441,454	$181,390	$19,961,115
Liabilities at Fair Value:

Separate Accounts (c)	$—	$—	$—	$—	$—
Derivative Liabilities (d)
Interest Rate Contracts	(104,066)	—	—	—	(104,066)
Equity Contracts	(1,767)	—	—	—	(1,767)
Foreign Exchange Contracts	(1,414)	—	—	—	(1,414)
Total Liabilities at Fair Value	$(107,247)	$—	$—	$—	$(107,247)

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's assets and liabilities measured at fair value were classified by these levels as of December 31,

2018 as follows:

(In Thousands)

Description for each class of asset or	Level 1	Level 2	Level 3	NAV	Total
liability
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,856	$168,640	$—	$170,496
Bonds - Unaffiliated (b)
Asset-backed Securities	—	—	1,068	—	1,068
Derivative Assets (d)					—
Interest Rate Contracts	45,885	21,247	—	—	67,132
Equity Contracts	93	147,679	—	—	147,772
Foreign Exchange Contracts	—	25,684	—	—	25,684
Separate Accounts Assets (c) (e)	12,356,549	5,656,089	323,517	179,611	18,515,766
Total Assets at Fair Value	$12,402,527	$5,852,555	$493,225	$179,611	$18,927,918
Liabilities at Fair Value:

Separate Accounts (c) (e)	$—	$(28,142)	$—	$—	(28,142)
Derivative Liabilities (d)
Interest Rate Contracts	(23,242)	(30,029)	—	—	(53,271)
Equity Contracts	(10,227)	—	—	—	(10,227)
Foreign Exchange Contracts	(1,622)	—	—	—	(1,622)
Total Liabilities at Fair Value	$(35,091)	$(58,171)	$—	$—	$(93,262)

(a)Common stocks are carried at fair value.

(b)Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.

(c)Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $948.2 million and $2,233.1 million of investment income and receivables due at December 31, 2019 and 2018, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)The derivatives included in the leveling descriptions are carried at fair value.

(e)Includes assets with a fair value of $181.4 million and $179.6 million at December 31, 2019 and 2018 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2019 or 2018, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed).

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company's assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2019 and December 31, 2018.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2019:

				Total Gains	Total
	Beginning		Transfers	and	Gains and					Ending
		Transfers		(Losses)	(Losses)
(In Thousands)	Balance at		Out of	Included in	Included in	Purchases	Issuances	Sales	Settlements	Balance at
	01/01/2019	Into Level 3	Level 3	Net Income	Surplus					12/31/2019
Assets:
Common Stock	$168,640	$—	$(19,948)	$3,601	$15,451	$101,376	$—	$(72,445)	$(30,461)	$166,214
Unaffiliated
Bonds - Unaffiliated:
Asset-backed	1,068	—	—	—	(206)	—	—	—	—	862
Securities
Separate Accounts	323,517	951	(261,568)	(127)	14,380	377,709	—	(145,390)	(35,094)	274,378
Assets
Total Assets	$493,225	$951	$(281,516)	$3,474	$29,625	$479,085	$—	$(217,835)	$(65,555)	$441,454

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2018:

				Total Gains	Total
	Beginning		Transfers	and	Gains and					Ending
		Transfers		(Losses)	(Losses)
(In Thousands)	Balance at		Out of	Included in	Included in	Purchases	Issuances	Sales	Settlements	Balance at
	01/01/2018	Into Level 3	Level 3	Net Income	Surplus					12/31/2018
Assets:
Common Stock	$125,472	$—	$—	$—	$(13,956)	$70,470	$—	$(13,308)	$(38)	$168,640
Unaffiliated
Bonds -
Unaffiliated:
Asset-backed	1,118	—	—	—	(50)	—	—	—	—	1,068
Securities
Separate Accounts	653,171	27,077	(409,933)	236	(19,364)	117,200	16	(19,163)	(25,723)	323,517
Assets
Total Assets	$779,761	$27,077	$(409,933)	$236	$(33,370)	$187,670	$16	$(32,471)	$(25,761)	$493,225

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2019:

	Valuation	Significant			Weighted
		Unobservable	Fair Value	Range
	Techniques	Inputs			Average
(In Thousands)
Bonds - Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$862	21	21
Common Stocks	Matrix Pricing	Spreads	166,214	1-249	60
Separate Accounts Assets	Matrix Pricing	Spreads	18,123	46-112	103
	Market Pricing	Quoted Prices	1,014	101	101
	Matrix Pricing	Spreads	232,897	1-100	94
	Market Pricing	Quoted Prices	21,808	100-101	100
Total Assets			$440,918

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2018:

	Valuation	Significant			Weighted
		Unobservable	Fair Value	Range
	Techniques	Inputs			Average
(In Thousands)
Bonds - Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,068	25	25
Common Stocks	Market Pricing	Spreads	168,640	1-216	46
Separate Accounts assets	Market Pricing	Spreads	228,664	1-100	92
	Matrix Pricing	Spreads	7,359	94-103	100
	Market Pricing	Quoted Prices	20,156	40-106	100
	Market Pricing	Quoted Prices	34,492	91-104	98
Total assets			$460,379

There were no significant changes made in valuation techniques during 2019 and 2018.

Derivative values in the above tables are presented on a gross basis.

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company's financial instruments as of December 31, 2019:

(In Thousands)

								Not
	Aggregate	Statement						Practicable
Type of Financial Instrument			Level 1	Level 2		Level 3	NAV	(Carrying
	Fair Value	Value						Value)
Cash, Cash Equivalents and
Short-term Investments	$ 1,480,738	$ 1,480,742	$744,699	$ 736,039	$	— $	—	$—
Bonds	11,054,022	10,918,153	517,928	10,020,471		515,623	—	—
Preferred Stocks	774,903	769,767	—	394,415		380,488	—	—
Common Stocks	167,867	167,867	—	1,654		166,213	—	—
Mortgages Loans on Real Estate	612,899	606,383	—	—		612,899	—	—
Derivatives – Options and Swaptions	55	55	—	55		—		—
Derivatives – Swaps and Forwards	315,265	334,861	219,567	95,698		—	—	—
Derivatives - Futures	785	785	785	—		—	—	—
Contract Loans	470,431	400,939	—	—		470,431	—	—
Other Invested Assets (a)	542,208	544,323	—	7,028		474,967	60,213	—
Separate Account Assets	19,899,455	19,884,097	12,737,725	6,689,797		290,543	181,390	—
Contractholder Deposit Funds and	(736,725)	(671,845)	—	—		(736,725)	—	—
Other Policyholder Liabilities
Derivatives – Swaps and Forwards	(122,497)	(114,761)	(104,065)	(18,432)		—	—	—
Derivatives - Futures	(3,181)	(3,181)	(3,181)	—		—	—	—
Separate Account Liabilities	(288,617)	(288,617)	—	—		(288,617)	—	—

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table presents the estimated fair value and carrying amounts of the Company's financial instruments as of December 31, 2018:

(In Thousands)

							Not
	Aggregate	Statement					Practicable
Type of Financial Instrument			Level 1	Level 2	Level 3	NAV	(Carrying
	Fair Value	Value					Value)
Cash, Cash Equivalents and
Short-term Investments	$ 982,420	$ 982,422	$261,757	$ 720,663	$—	—	—
Bonds	10,147,570	10,497,705	255,301	8,810,613	1,081,656	—	—
Preferred Stocks	569,036	566,677	—	459,536	109,500	—	—
Common Stocks	170,496	170,496	—	1,856	168,640	—	—
Mortgages Loans on Real Estate	556,226	544,207	—	—	556,226	—	—
Derivatives – Options and Swaptions	148,542	148,542	—	148,542	—	—	—
Derivatives – Swaps and Forwards	95,083	101,890	49,015	46,068	—	—	—
Derivatives - Futures	93	93	93	—	—	—	—
Contract Loans	418,546	405,685	—	—	418,546	—	—
Other Invested Assets (a)	378,388	399,350	—	6	272,592	105,790	—
Separate Account Assets	18,912,208	18,944,772	12,363,762	6,005,960	362,875	179,611	—
Contractholder Deposit Funds and	(490,792)	(475,872)	—	—	(490,792)	—	—
Other Policyholder Liabilities
Derivatives – Swaps and Forwards	(68,674)	(65,470)	(23,242)	(45,431)	—	—	—
Derivatives - Futures	(11,849)	(11,849)	(11,849)	—	—	—	—
Separate Account Liabilities	(306,432)	(306,432)	—	(28,142)	(278,290)	—	—

(a)- Other invested assets include assets with a fair value of $60.2 million and $105.8 million at December 31, 2019 and 2018, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2019 and 2018, there were $126.1 million and $112.9 million of unfunded commitments for limited partnership investments, respectively.The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short- term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company's ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company's equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits ("LIHTCs"), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 13. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds - The fair values of the Company's General Account liabilities under investment- type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

15. FEDERAL INCOME TAXES

The application of SSAP No.101, "Income Taxes," requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2019 and December 31, 2018.

The components of the Company's DTAs and DTLs as of December 31, 2019 and December 31, 2018 were as follows:

(In Thousands)	December 31, 2019			December 31, 2018				Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax	$162,404	$55,355	$217,759	$172,389	$—	$172,389	$(9,985)	$55,355	$45,370
Assets
Statutory Valuation	—	—	—	—	—	—	—	—	—
Allowance Adjustments
Adjusted Gross	162,404	55,355	217,759	172,389	—	172,389	(9,985)	55,355	45,370
Deferred Tax Assets
Deferred Tax Assets	—	—	—	10,997	—	10,997	(10,997)	—	(10,997)
Nonadmitted
Subtotal Net Admitted	162,404	55,355	217,759	161,392	—	161,392	1,012	55,355	56,367
Deferred Tax Assets
Deferred Tax Liabilities	112,773	25,517	138,290	78,127	—	78,127	34,646	25,517	60,163
Net Admitted Deferred
Tax Assets / (Net	$49,631	$29,838	$79,469	$83,265	$—	$83,265	$(33,634)	$29,838	$(3,796)
Deferred Tax Liabilities)

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table provides component amounts of the Company's calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)		December 31, 2019			December 31, 2018			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101

(a)Federal Income Taxes Paid in Prior Years Recoverable Through

Loss Carrybacks	$	— $	—	$—	$	— $	—	$— $	— $	—	$—
(b) Adjusted Gross
Deferred Tax Assets
Expected to Be Realized
(Excluding the amount of
Deferred Tax Assets
From 2(a) above) After
Application of the
Threshold Limitation.
(The Lesser of 2(b)1 and		57,163	30,719	87,882		83,265	—	83,265	(26,102)	30,719	4,617
2(b)2 Below)
1. Adjusted Gross
Deferred Tax Assets
Expected to be Realized
Following the Balance
Sheet Date.		57,163	30,719	87,882		83,265	—	83,265	(26,102)	30,719	4,617

2. Adjusted Gross
Deferred Tax Assets
Allowed per Limitation
Threshold.		XXX	XXX	225,506		XXX	XXX	214,328	XXX	XXX	11,178

(c) Adjusted Gross
Deferred Tax Assets
(Excluding the Amount
Of Deferred Tax Assets
From 2(a) and 2(b)
above) Offset by Gross		105,241	24,636	129,877		78,127	—	78,127	27,114	24,636	51,750
Deferred Tax Liabilities.
(d) Deferred Tax Assets
Admitted as the result of
application of SSAP No.
101.		$162,404	55,355	$217,759		$161,392	—	$161,392	$1,012	55,355	$56,367
Total (2(a) + 2(b) + 2(c))

								2019		2018
Ratio Percentage Used To Determine Recovery Period And Threshold								994%		923%
Limitation Amount
Amount Of Adjusted Capital And Surplus Used To Determine Recovery								$1,503,375		$1,472,020
Period And Threshold Limitation Above (In Thousands)

68

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company's SSAP No. 101 calculation.

	December 31, 2019		December 31, 2018		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross
Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by
Tax Character as a Percentage.
Adjusted Gross Deferred Tax	$162,404	55,355	$172,389	—	$(9,985)	55,355
Assets
Percentage of Adjusted Gross
Deferred Tax Assets by Tax
Character Attributable to the	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Impact of Tax Planning Strategies
Net Admitted Adjusted Gross	$162,404	55,355	$161,392	—	$1,012	55,355
Deferred Tax Assets
Percentage of Net Admitted
Adjusted Gross Deferred Tax
Assets by Tax Character Because
of the Impact of Tax Planning	0.00%	0.00%	26.06%	0.00%	(26.06)%	0.00%
Strategies

The Company's tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company's main components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31,	December 31,	December 31,
	2019	2018	2017
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(21,279)	$(3,553)	$(65,461)
Federal Income Tax Expense on Net Capital Gains	10,362	—	8,105
Current Income Tax (Benefit) Expense	$(10,917)	$(3,553)	$(57,356)

69

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The main components of the Company's DTAs and DTLs as of December 31, 2019 and 2018 were as follows:

(In Thousands)	December 31,	December 31,	Change
	2019	2018
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$89,538	$97,382	$(7,844)
Investments	2,389	23,255	(20,866)
Deferred Acquisition Costs	28,246	22,997	5,249
Fixed assets	1,018	—	1,018
Compensation and benefits accrual	1,581	—	1,581
Receivables-nonadmitted	4,172	—	4,172
Net Operating Loss carry-forward	—	—	—
Tax credit carry-forward	33,288	—	33,288
Other (Including Items <5% of Total Ordinary Tax Assets)	2,172	28,755	(26,583)
Total Ordinary Deferred Tax Assets	$162,404	$172,389	$(9,985)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	10,997	(10,997)
Admitted Ordinary Deferred Tax Assets	$162,404	$161,392	$1,012
Capital:
Investments	55,355	—	55,355
Net Capital Loss Carry forward	—	—	—
Subtotal	55,355	—	55,355
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—
Admitted Capital Deferred Tax Assets	55,355	—	55,355
Admitted Deferred Tax Assets	$217,759	$161,392	$56,367
Deferred Tax Liabilities:
Ordinary
Investments	$61,445	$26,602	$34,843
Policyholder Reserves	51,328	51,525	(197)
Subtotal	$112,773	$78,127	$34,646
Capital:
Investments	25,517	—	25,517
Subtotal	25,517	—	25,517
Deferred Tax Liabilities	$138,290	$78,127	$60,163

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$83,265	$(3,796)

70

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The change in net deferred income taxes was comprised of the following:

(In Thousands)
Description	December 31, 2019	December 31, 2018	Change
Total Deferred Tax Assets	$217,759	$172,389	$45,370
Total Deferred Tax Liabilities	138,290	78,127	60,163
Net Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$94,262	$(14,793)
Statutory Valuation Allowance	—	—	—
Net Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$94,262	$(14,793)
Tax Effect of Unrealized (Gains)/Losses			41,549
Change in Net Deferred Income Tax			$(56,342)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2019, 2018 and 2017 were as follows:

(In Thousands)	December 31, 2019			December 31, 2018			December 31, 2017
		Tax	Effective		Tax Effect	Effective		Tax	Effective
Description	Amount	Effect @		Amount			Amount	Effect @
		21%	Tax Rate		@ 21%	Tax Rate		35%	Tax Rate
Net Income Before Taxes	$244,594	$51,365	17.5%	$205,802	$43,218	41.5%	$191,923	$67,173	28.9%
Pre-tax Capital Gains - Pre	49,342	10,362	3.5%	(101,765)	(21,370)	(20.5)%	40,259	14,091	6.1%
IMR
Dividends Received		(3,970)	(1.4)%		(16,026)	(15.4)%		(25,309)	(10.9)%
Deduction
Exhibit 5a adjustment		(1,352)	(0.5)%		—	— %		—	— %
Non-deductible Expenses		—	— %		60	0.1%		61	— %
Reversal of IMR		(1,670)	(0.6)%		(3,179)	(3.1)%		(8,981)	(3.9)%
Change in Non-admitted		(10,236)	(3.5)%		(2,576)	(2.5)%		881	0.4%
assets
Prior Year Over/Under		(492)	(0.2)%		2,083	2.0%		(8,058)	(3.5)%
Accrual
Tax Credit Adjustment		(15,369)	(5.2)%		—	— %		83,440	35.9%

Tax Differences in Wholly		16,694	5.7%		(32,785)	(31.5)%		(91,695)	(39.5)%
Owned Subsidiaries
Other		93	0.2%		5	— %		117	0.2%
Total Statutory Income Taxes		$45,425	15.5%		$(30,570)	(29.4)%		$31,720	13.7%
Federal Income Taxes
		$(10,917)	(3.7)%		$(3,553)	(3.4)%		$(57,356)	(24.7)%
Incurred
Change in Net Deferred		56,342	19.2%		(27,017)	(26.0)%		89,076	38.4%
Income Taxes
Total Statutory Income Taxes		$45,425	15.5%		$(30,570)	(29.4)%		$31,720	13.7%

At December 31, 2019, the Company had no net operating loss or capital loss carry forwards. At December 31, 2019, the Company had $19.5 million of foreign tax credit carry forward, which will begin to expire, if not utilized, in 2020. At December 31, 2019, the Company had $13.8 million of general business credit carry forwards, which will begin to expire, if not utilized, in 2029.

71

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

As of December 31, 2019, the Company had no capital income tax expense in the preceding years that will be available for recoupment in the event of future losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

The Tax Cuts and Jobs Act ("the Act") repealed the corporate Alternative Minimum Tax (and its related credit) for tax years beginning after December 31, 2017. To the extent the Company possesses an AMT credit carryover as of that date, the Company is generally permitted to utilize the credit to the extent of the Company's regular tax liability for the year. In addition, for tax years 2018, 2019, and 2020, to the extent the Company's AMT credit carryover exceeds the Company's regular tax liability, 50% of the excess AMT credit carryover is refundable. Any remaining AMT credit carryover becomes completely refundable in 2021.

Below is a summary of the Company's 2019 activity related to its AMT credit carryover:

(In Thousands)

(1)Gross AMT Credit Recognized as:

	a. Current year recoverable	$1,683
	b. Deferred tax asset (DTA)	—
(2)	Beginning Balance of AMT Credit Carry forward	1,683
(3)	Amounts Recovered	—
(4)	Adjustments	—
(5)	Ending Balance of AMT Credit Carry forward (5=2-3-4)	1,683
(6)	Reduction for Sequestration	—
(7)	Nonadmitted by Reporting Entity	—
(8)	Reporting Entity Balance (8=5-6-7)	$1,683

Tax years prior to 2016 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service ( the "IRS") held open conference for tax years 2014 and 2015. The audit was closed in 2019 with no material changes. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits ("UTBs") as of December 31, 2019 and 2018. As of December 31, 2019, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2019 and December 31, 2018. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2019, 2018 and 2017. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2019 tax year with its wholly- owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

72

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

16.CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company's ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve- month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of:

(i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company's total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2019, April 2018, October 2017 and April 2017, the Company paid an ordinary dividend $200.0 million, $157.4 million, $100.0 million and $135.4 million, respectively, to the Parent. In October 2019, the Parent contributed $16.9 million to the Company in the form of an other invested asset which was nonadmitted at December 31, 2019. The Company received a capital contribution from the Parent during the first quarter of 2020 in the amount of $100.0 million, as described in Note 21.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $560.0 million and $256.0 million at December 31, 2019 and 2018, respectively.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2019 and 2018.

17.COMMITMENTS AND CONTINGENT LIABILITIES Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $128.0 million and $112.9 million as of December 31, 2019 and December 31, 2018, respectively.

In December 2018, the Company committed to pay $19.4 million of capital contributions to CSHH which were paid in the first quarter of 2019 and were included in the amounts disclosed in Note 2.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

73

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.1 million and $3.2 million for guaranty fund assessments as of December 31, 2019 and 2018, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2019 and 2018, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF's affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2019 and reported in the current financial statements:

•Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•Certain FHLB capital stock.

•Certain bonds on deposit with governmental authorities as required by law.

•Certain cash deposits held in a mortgage escrow account (see "Other restricted assets" below).

•Derivative cash collateral which was reported as cash equivalents (see "Assets pledged as collateral not captured in other categories" below).

•Certain cash collateral for brokerage margin.

•Cash held in a tax escrow account.

74

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following were restricted assets (including pledged assets):

(In Thousands)
			Current Year							Percentage
			Total					Total	Total		Admitted
	Total	G/A	Separate	S/A Assets						Gross
			Account			Total		Current	Current		Restricted
Restricted Asset	General	Supporting	(S/A)	Supporting			Increase/	Year Non	Year	Restricted	to Total
	Account	S/A	Restricted	G/A	Total	From		Admitted	Admitted	Total	Admitted
Category	(G/A)	Activity	Assets	Activity		Prior Year	(Decrease)	Restricted	Restricted	Assets	Assets
Subject to
Repurchase	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.07%	0.07%
Agreements
Subject to Reverse
Repurchase	340,789	—	—	—	340,789	347,813	(7,024)	—	340,789	0.9%	0.9%
Agreements
FHLB Capital Stock	30,690	—	—	—	30,690	16,425	14,265	—	30,690	0.08%	0.08%
On Deposit with	5,214	—	—	—	5,214	5,193	21	—	5,214	0.01%	0.01%
States
Pledged as Collateral
to FHLB (Including
Securities and
Commercial	610,287	—	—	—	610,287	603,517	6,770	—	610,287	1.61%	1.61%
Mortgage Loans)
Other Restricted	52,817	—	—	—	52,817	139,833	(87,016)	—	52,817	0.14%	0.14%
Assets
Total Restricted	$1,064,797	$—	$—	$—	$1,064,797	$1,137,781	$(72,984)	$—	$1,064,797	2.81%	2.81%
Assets

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

			Gross Restricted
(In Thousands)			Current Year						Percentage
			Total					Total		Admitted
	Total	G/A	Separate	S/A Assets					Gross
			Account			Total		Current		Restricted
Description of	General	Supporting	(S/A)	Supporting			Increase/	Year	Restricted	to Total
	Account	S/A	Restricted	G/A	Total	From		Admitted	Total	Admitted
Assets	(G/A)	Activity	Assets	Activity		Prior Year	(Decrease)	Restricted	Assets	Assets
Mortgage Escrow	$2,827	$—	$—	$—	$2,827	$3,430	$(603)	$2,827	0.01%	0.01%
Restricted Cash - Tax	—	—	—	—	—	11,280	(11,280)	—
Escrow									—	—
Restricted Cash -	49,990	—	—	—	49,990	125,123	(75,133)	49,990	0.13%	0.13%
Derivative Collateral
Total	$52,817	$—	$—	$—	$52,817	$139,833	$(87,016)	$52,817	0.14%	0.14%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2019, 2018 and 2017 were $2.4 million, $2.4 million, and $2.3 million, respectively, under this lease.

75

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office. This lease expires on December 31, 2024. Rental expenses for 2019, 2018 and 2017 were $0.2 million under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2019, 2018 and 2017 were $0.4 million under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for a Chicago, Illinois office which expired July 29, 2018. The Company entered into a new sublease effective August 1, 2018 which expired on August 31, 2019. Effective September 1, 2019 , the Company entered into a thirteen-month lease agreement that expires on September 30, 2020. Rental expenses for 2019, 2018 and 2017 were $0.3 million under this sublease. A portion of these rental expenses are reimbursed by CSP&C.

Effective December 20, 2018, the Company entered into a lease agreement for a Chicago office that expires on May 31, 2025. Rental expense for 2019 was $83.0 thousand. Rental expense for 2018 was $0 due to the abatement of the first five months of rent. Effective January 2020, the Company entered into a lease agreement for additional space in this Chicago office that also expires on May 31, 2025. The rental expenses are reimbursed by CSHMS.

Effective June 1, 2019, the Company entered into a six-month lease agreement for a Chicago office that expired on November 30, 2019. The term was extended on a month-to-month basis after November 30, 2019 and the agreement was terminated in January 2020. Rental expenses for 2019 were $0.2 million. These rental expenses are reimbursed by CSHMS.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional four months with a monthly rental expense of approximately $18.8 thousand. Effective April 1, 2019, the Company renewed the lease for an additional 12 months with a monthly rental expense of approximately $17.9 thousand. Effective September 1, 2019, the Company assigned the lease to an affiliate, Gainbridge Insurance Agency, LLC.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York. The monthly rental expense is approximately $3.9 thousand. The lease expired February 28, 2019.

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on June 30, 2024. Rental payments commenced once the Company took possession of the space which was on March 6, 2019. The first three months of rent in 2019 were abated. Rental expense for 2019 was $0.1 million. These rental expenses are reimbursed by CSHMS.

Effective February 7, 2019 the Company entered into a lease agreement for a second office in Miramar, Florida that terminated on March 31, 2019. The rental expense for 2019 was $33.2 thousand and was reimbursed by

CSHMS.

Effective December 20, 2019 the Company entered into a one-year lease agreement for an office in Columbia, South Carolina with rent payments beginning in January 2020. These rental expenses will be reimbursed by

CSHMS.

76

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

a.At December 31, 2019, future minimum aggregate rental commitments were as follows:

Year Ending	(In Thousands)
December 31,	Operating Leases
2020	$3,193
2021	3,076
2022	3,220
2023	1,831
2024	1,044
Aggregate Total All Future	$1,006
Years

18. DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the "Facility") with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. The Facility terminated on December 12, 2019. Borrowings under the Facility were available for general corporate purposes. Borrowings bore interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility had a 270 days rolling margin commitment. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2019, 2018, and 2017 were approximately $0.9 million, $0.9 million, and $1.7 million, respectively. There were no outstanding borrowings as of December 31, 2019 and 2018.

19. FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in the Company's general operations would be accounted for as borrowed money. As indicated in Note 2, the FHLB also issued a $12.0 million letter of credit to the Company on behalf of an unrelated party effective September 30, 2019 with an initial expiration date of August 15, 2020. Collateral related to the letter of credit is included in the disclosures below. As of December 31, 2019 and 2018, respectively, there was $565.0 million and $365.0 million outstanding to the FHLB.

77

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

FHLB Capital Stock
Aggregate Totals
						General		Separate
Year Ended 2019 (In Thousands)				Total		Account		Accounts
Membership Stock – Class A					$—	$	—	$—
Membership Stock – Class B					2,949		2,949	—
Activity Stock					23,016		23,016	—
Excess Stock					4,725		4,725	—
Aggregate Total					$30,690	$	30,690	$—
Actual or Estimated Borrowing Capacity as
					$747,256		XXX	XXX
Determined by the Insurer
Year Ended 2018 (In Thousands)
Membership Stock – Class A					$—	$	—	$—
Membership Stock – Class B					2,587		2,587	—
Activity Stock					13,838		13,838	—
Excess Stock					—		—	—
Aggregate Total					$16,425	$	16,425	$—
Actual or Estimated Borrowing Capacity as
					$471,449		XXX	XXX
Determined by the Insurer
Membership Stock (Class A and B) Eligible for Redemption
(In Thousands)
Membership	Current Year		Not Eligible		6 months to		1 to Less
			for			Less Than 6 Less Than 1		3 to 5 Years
stock	Total		Redemption	Months		Year	Than 3 Years
Class A	$	— $	— $		— $	— $	— $	—
Class B	2,949		2,949		—	—	—	—
Collateral Pledged to FHLB
Amount Pledged as of Reporting Date
							Carrying	Aggregate
(In Thousands)					Fair Value			Total
							Value	Borrowing
Current Year General Account Total Collateral Pledged						$868,893	$849,372	$565,000
Current Year Separate Accounts Total Collateral Pledged						—	—	—
Current Year Total General and Separate Accounts Total Collateral						868,893	$849,372	$565,000
Pledged					$

Prior Year End Total General and Separate Accounts Total Collateral						607,674	$603,518	$365,000
Pledged					$

78

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Maximum Amount Pledged During Reporting Period
			Carrying	Aggregate
(In Thousands)		Fair Value		Total
			Value	Borrowing
Current Year General Account Maximum Collateral Pledged		$922,781	$897,192	$565,000
Current Year Separate Accounts Maximum Collateral Pledged		91,551	90,924	—
Current Year Total General and Separate Accounts Maximum		$1,014,332	$988,116	$565,000
Collateral Pledged
Prior Year End Total General and Separate Accounts Total Collateral
		$644,799	$641,248	$365,000
Pledged
Borrowing from FHLB

Amount as of Reporting Date
Current Year (In Thousands)	Total	General	Separate	Funding
				Agreements
		Account	Accounts	Reserves
				Established
Debt	$—	$—	$—	XXX
Funding Agreements	565,000	565,000	—	508,480
Other	—	—	—	XXX
Aggregate Total	$565,000	$565,000	$—	$508,480

Prior Year (In Thousands)	Total	General	Separate	Funding
				Agreements
		Account	Accounts	Reserves
				Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	320,507
Other	—	—	—	XXX
Aggregate Total	$365,000	$365,000	$—	$320,507

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General	Separate
		Account	Accounts
Debt	$—	$—	$—
Funding Agreements	565,000	565,000	—
Other	—	—	—
Aggregate Total	$565,000	$565,000	$—

79

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

FHLB - Prepayment Obligations

Does the Company have prepayment
Obligations under the following arrangements
(YES/NO)
Debt	NO
Funding Agreements	YES
Other	NO

20. Health Business

Beginning in 2019, the Company issued Medicare Advantage products in the states of Colorado, North Carolina and Virginia, resulting in approximately $0.5 million of premium written in 2019. There was no premium written in 2018 or 2017.

Retrospectively-Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospective premium adjustments for the Medicare Part D business in accordance with CMS regulations and using CMS formulas. Accrued retrospective premiums are recorded through written premium. The Company has Medicare Part D risk-corridor amounts related to Part D premiums. The amount of Medicare Part D direct premiums written subject to this retrospectively rated feature was $28.5 thousand for 2019 representing 6.0% of total direct health premiums written for 2019.

The Company has risk-adjustment amounts from CMS from Medicare Part C and Part D premiums. Medicare Part D premiums include payments from CMS for risk-sharing adjustments which are estimated quarterly based on claim experience, with final revenue adjustment determined and settlement with CMS in the year following the contract. The Company's Medicare Part C and Part D premiums are subject to redetermination by CMS based on risk factor scores of each member. The Company estimates premium adjustments for changes to health scores based on past experience. The Company recognizes periodic changes to risk-adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. All of the Company's direct health premiums written are subject to this redetermination feature.

The Company's actual loss ratios on the Medicare line of business were in excess of the minimum requirements and as a result no minimum medical loss ratio rebate was required to be established.

The Company did not write accident and health premiums in 2019 or 2018 subject to the risk-sharing provisions of the Affordable Care Act ("ACA").

Change in Incurred Losses and Loss Adjustment Expenses

There were no changes in methodologies or assumptions used in calculating the liability for unpaid losses and loss adjustment expenses. The Company did not write any health insurance business in 2018 or 2017 and therefore had no prior year development.

80

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

The following table discloses paid claims, incurred claims, claims unpaid, aggregate health claim reserves, and health care receivables for the year ended December 31, 2019.

In thousands		2019
	Current Year	Prior Year	Total
Beginning of year claim reserve	Incurred	Incurred
	$—	$—	$—
Paid claims - net of health care	555	—	555
receivable
End of year claim reserve	131	—	131
Incurred claims excluding the	686	—	686
change in health care receivable
Beginning of year health care	—	—	—
receivable
End of year health care receivable	20	—	20
Total incurred claims	$666	$—	$666

Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

The Company incurred claims adjustment expenses ("CAE") of $65.3 thousand in 2019. The Company did not incur or pay claim adjustment expenses in the current year that was attributable to prior years.

Premium Deficiency Reserves

		In thousands
1.	Liability carried for premium deficiency reserves		$679
2.	Date of the most recent evaluation of this liability		2/18/2020
3.	Was anticipated investment income utilized in the	Yes [	] No [ X ]
	calculation?

21. SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2020 to April 27, 2020, the date the financial statements were issued.

Type I - Recognized Subsequent Events:

During the first quarter of 2020, the Company received $100.0 million in cash contributions from its Parent. As these contributions were received prior to the filing of the annual statement, and the contributions were approved by the State of Delaware Department of Insurance, the contributions were recorded as of December 31, 2019. The corresponding receivable from Parent was considered an admitted asset as prescribed by SSAP No. 72 "Surplus and Quasi-Reorganizations."

Type II - Nonrecognized Subsequent Events:

During 2020, the Company borrowed $320.0 million from the FHLB by entering into short term advance agreements, of which $250.0 million has been repaid. Also during 2020, the Company entered into additional funding agreements with the FHLB for $248.0 million.

81

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Subsequent to December 31, 2019, on March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, "the CARES ACT", was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. The Company is required to recognize the effect on the financial statements in the period the law was enacted, which is 2020. At this time, for 2018 and 2019, the Company does not expect the impact of the CARES ACT on the Company's financial position or results of operations to be material.

The spread of COVID-19 is worldwide, dislocating the capital markets and affecting every industry. As of April 27, 2020, the Company has taken steps to protect its employees and seek to maintain business continuity. The Company further believes that its capital and liquidity positions enable it to weather current market volatilities and business disruptions related to the pandemic. However, there is considerable uncertainty around both the severity and the duration of the COVID-19 outbreak, and for that reason the future financial and other impacts of the pandemic cannot reasonably be estimated at this time.

On April 23, 2020, the Company declared an ordinary dividend of $65.0 million to the Parent to be paid on or after April 24, 2020.

82

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

	C.	Financial Statements of the Registrant (Part B)

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)

Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997); Exhibit (1)

(2)	Not Applicable;

(3)(a)

Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(a)

(3)(b)(i)

Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009); Exhibit (3)(b)(i)

(3)(b)(ii)

Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009);  Exhibit (3)(b)(2)

(3)(b)(iii)

Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010); Exhibit (3)(b)(iii)

(3)(b)(iv)

Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010); Exhibit (3)(b)(iv)

(3)(c)(i)

Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(1)

(3)(c)(ii)

Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(ii)

(3)(c)(iii)

General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(iii)

(4)(a)

Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on February 22, 2002); Exhibit (4)(a)

(4)(b)

Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on February 22, 2002); Exhibit (4)(b)

(4)(c)

Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on February 22, 2002); Exhibit (4)(c)

(4)(d)

Sun Income Riser III Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010); Exhibit (4)(d)

(4)(e)

Sun Income Maximizer Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010); Exhibit (4)(e)

(4)(f)

Sun Income Maximizer Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010); Exhibit (4)(f)

(5)(a)

Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002); Exhibit (5)(a)

(5)(b)

Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed February 14, 2002); Exhibit (5)(b)

(6)(a)

Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (6(a)

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (6)(b)

(7)

Amended and Restated Reinsurance Agreement between Delaware Life Insurance Company and Hannover Life Reassurance Company of America (Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2019); Exhibit (7)

(8)(a)

Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018): Exhibit (8)(a)

(8)(b)

Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005); Exhibit (8)(b)

(8)(c)

Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(c)

(8)(d)

Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(d)

(8)(e)

Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-102278, filed on December 31, 2002); Exhibit (8)(e)

(8)(f)

Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(f)

(8)(g)

Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(g)

(8)(h)

Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(h)

(8)(i)

Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008); Exhibit (8)(i)

(8)(j)

Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005); Exhibit (8)(j)

(8)(k)

Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007); Exhibit (8)(k)

(8)(l)

Participation Agreement, dated August 1, 2011, as amended through May 16, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(l)

(8)(m)

Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011); Exhibit (8)(m)

(8)(n)

Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011); Exhibit (8)(n)

(8)(o)

Participation Agreement, dated April 24, 2009, as amended through May 29, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, JPMorgan Insurance Trust and J. P. Morgan Investment Management Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(o)

(8)(p)

Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(p)

(8)(q)

Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(q)

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)

Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998); Exhibit (13)

(14)(a)	Powers of Attorney (Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-225901, filed on December 30, 2019); Exhibit (14)(a)

(14)(b)	Resolution of the Board of Directors of the Depositor dated April 23, 2020, authorizing the use of powers of attorney for Officer signatures;*

(15)	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC;* and

(16)

Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015.) Exhibit (16)

* Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is filed herewith as Exhibit 15. None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 2, 2020, there were 4,129 qualified and 2,002 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, llc at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 27th day of April, 2020.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*	Chairman and Director	April 27, 2020
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Daniel J. Towriss*	Chief Executive Officer and President and Director	April 27, 2020
Daniel J. Towriss	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	April 27, 2020
Michael K. Moran	Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

/s/ Dennis A. Cullen*	Director	April 27, 2020
Dennis A. Cullen

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 27, 2020
Kenneth N. Crowley	Dennis A. Cullen, Director
David E. Sams, Jr., Chairman and Director
Daniel J. Towriss, Chief Executive Officer, President, and Director;
Michael K. Moran, Senior Vice President, Chief Accounting Officer, and Treasurer

*Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-225901, filed on December 30, 2019. Resolution of the Board of Directors is included herein as Exhibit 14(b).

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(b)	Resolution of the Board of Directors

(15)	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC